FREE MARKET U.S. EQUITY FUND

FREE MARKET INTERNATIONAL EQUITY FUND

FREE MARKET FIXED INCOME FUND

of

THE RBB FUND, INC.

PROSPECTUS

December 31, 2007

Investment Adviser:

ABUNDANCE TECHNOLOGIES, INC.

3700 Park 42 Drive

Suite 105A

Cincinnati, Ohio 45241

The securities described in this Prospectus have been registered with the Securities and Exchange Commission (the “SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

i

INTRODUCTION

This Prospectus is intended to provide you with the information you need to make an informed decision about whether to invest in the Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund (the “Funds”), three series of The RBB Fund, Inc. (the “Company”). Each Fund operates as a Fund of Funds. For purposes of this Prospectus, “Free Market” refers to markets that are efficient, meaning that the market price of a security is generally indicative of its value.

Abundance Technologies, Inc. (“Abundance” or the “Adviser”) provides investment advisory services to the Funds. This Prospectus and the Statement of Additional Information (“SAI”) incorporated herein relate solely to the Funds.

By investing in a Fund, an investor can invest in a managed portfolio of investment companies to meet a specified investment strategy. The Adviser believes that allocating each Fund’s assets among other investment companies will capture the returns of various market segments and provide diversification to the Fund. Each Fund may invest directly in individual securities. However, the Adviser will not invest directly in individual securities without the prior approval of the Board of Directors of the Company, except as described in this Prospectus.

1

DESCRIPTION OF THE FREE MARKET U.S. EQUITY FUND

Investment Goal

The Free Market U.S. Equity Fund seeks long-term capital appreciation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors upon prior written notice to shareholders. Shareholders will be given at least 60 days’ prior written notice of any change to the Fund’s investment goal.

Principal Investment Strategies

Investments: The Fund pursues its investment goal by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their net assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of U.S. companies, or invest substantially all of their assets in such equity securities. The Fund will diversify its investments by investing primarily in investment companies focusing on different segments of the equity markets, including large (“large-cap”), small (“small-cap”) and micro-capitalization (“micro-cap”) equity securities that the Adviser believes offer the prospect of long-term capital appreciation.

The Adviser uses target ranges in allocating the Fund’s assets among various investment company asset classes. The Adviser expects that the Fund’s investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
U.S. Large Cap Value	30%
U.S. Small Cap Value	25%
U.S. Large Company	15%
U.S. Small Cap	15%
U.S. Micro Cap	15%

Target allocations represent the Fund’s current target for investments in a particular asset class. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time without shareholder approval.

The Fund invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser.

Strategies: The Adviser focuses on the returns of investment companies within each of the target asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities in each asset class described below, with less than 2% of its net assets invested in cash or money market instruments.

U.S. Value Asset Classes: The underlying investment companies comprising the U.S. large cap value asset class and U.S. small cap value asset class will invest in a broad and diverse group of readily marketable common stocks and other equity securities of U.S. companies which the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a high book value in relation to their market value (a “book to market ratio”). In assessing value, the underlying investment adviser(s) may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing value are subject to change from time to time.

2

•

U.S. Large Cap Value: The underlying investment companies comprising the large cap value asset class generally will purchase a broad and diverse group of common stocks and other equity securities of large cap companies that the underlying investment adviser(s) determine to be value stocks. The underlying investment adviser(s) measure company size primarily based on market capitalization. Large cap companies generally are those companies with a market capitalization of $2 billion or greater. This dollar amount will change from time to time due to market conditions.

•

U.S. Small Cap Value: The underlying investment companies investing in the small cap value asset class generally will purchase a broad and diverse group of common stocks and other equity securities of small cap companies that the underlying investment adviser(s) determine to be value stocks. The underlying investment adviser(s) measure company size primarily based on market capitalization. Small cap companies generally are those companies with a market capitalization of $2 billion or less. This dollar amount will change from time to time due to market conditions.

U.S. Large Company Asset Class: The underlying investment companies comprising the U.S. large company asset class generally will purchase all of the stocks that comprise the S&P 500® Index in approximately the proportions they are represented in the S&P 500® Index. The S&P 500® Index is comprised of a broad and diverse group of stocks. Generally, these are the U.S. stocks with the largest market capitalizations and, as a group, they represent approximately 70% of the total market capitalization of all publicly traded U.S. stocks. For purposes of this asset class, the underlying investment adviser(s) consider the stocks that comprise the S&P 500® Index to be those of large companies.

U.S. Small Cap Asset Class: The underlying investment companies comprising the small cap asset class generally will purchase a broad and diverse group of common stocks and other equity securities of small cap companies. The underlying investment adviser(s) measure company size primarily based on market capitalization. Small cap companies are generally those with a market capitalization of $2 billion or less. This dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. small cap asset class and the U.S. micro cap asset class invest.

U.S. Micro Cap Asset Class: The underlying investment companies comprising the micro cap asset class generally will purchase a broad and diverse group of common stocks and other equity securities of micro cap companies. The underlying investment adviser(s) measure company size primarily based on market capitalization. Micro cap companies are generally those companies with a market capitalization of $1 billion or less. This dollar amount will change from time to time due to market conditions. There may be some overlap in the companies in which the U.S. micro cap asset class and the U.S. small cap asset class invest.

The Fund will notify shareholders in writing at least 60 days prior to any change in its policy of investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies that emphasize investments in U.S. equity securities.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment goal.

Summary of Principal Risks

Investing in any mutual fund involves risks, including the risk that you may receive little or no return on your investment, the risk that the Fund could underperform other possible investments, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. You

3

could lose money on your investment in the Fund. An investment in the Fund involves the same investment risks as those of the underlying investment companies in which the Fund invests. These risks may adversely affect the Fund’s net asset value (“NAV”) and investment performance. The Fund is subject to the following principal risks:

•

Stocks of large cap, small cap or micro cap companies in which the Fund’s underlying investment companies invest or in which the Fund invests directly may temporarily fall out of favor with investors or may be more volatile than the rest of the U.S. market as a whole.

•

The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

•

Although the Fund will invest in other investment companies that invest in equity securities believed to be undervalued, there is no guarantee that the prices of these securities will not move even lower.

•

Companies in which the Fund’s underlying investment companies invest may suffer unexpected losses or lower than expected earnings or their securities may become difficult or impossible to sell at the time and for the price that the underlying investment adviser(s) would like.

•

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in U.S. equity securities, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•

There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. In the past, large capitalization stocks have gone through cycles of doing better or worse than the stock market in general.

•

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•	The performance of the Fund will depend on how successfully the investment adviser(s) to the underlying investment companies pursue their investment strategies.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index and a Composite Index. The broad-based index will be the Russell 2500® Index. The Composite Index will be comprised of the S&P 500® Index, Russell 1000® Value Index, Russell 2000® Index and Russell 2000® Value Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of each index:

The Russell 2500® Index consists of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500® Index is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the Index. The Russell 2500® Index includes the smallest 2,500 securities in the Russell 3000® Index. The Russell 3000® Index is made up of 3,000 of the biggest U.S. stocks.

The S&P 500® Index consists of 500 stocks chosen for market size, liquidity and industry grouping, among other factors. The S&P 500® Index is designed to be a leading indicator of U.S. equities and is meant to reflect

4

the risk/return characteristics of the large-cap universe. The S&P 500® Index is a market-value weighted index and each stock’s weight in the index is proportionate to its market value.

The Russell 1000® Value Index consists of the large-cap value segment of the U.S. equity universe. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer of the large-cap value market.

The Russell 2000® Index consists of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the Index. The Russell 2000® Index includes the smallest 2000 securities in the Russell 3000® Index.

The Russell 2000® Value Index consists of the small-cap value segment of the U.S. equity universe. The Russell 2000® Value Index is constructed to provide a comprehensive and unbiased barometer of the small-cap value market.

5

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.50%
Distribution (12b-1) and/or service fees	None
Other Expenses [1]	0.29%
Acquired Fund fees and expenses [2]	0.33%

Total annual Fund operating expenses	1.12%
Fee waivers [3]	0%

Net expenses	1.12%

*	Shareholders requesting redemption by wire are charged a transaction fee of $7.50
1

Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

2

“Acquired Fund” means any investment company in which the Fund expects to invest during the current fiscal year. Net Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Fund calculates the Acquired Fund’s expenses using the net expense ratios reported in the Acquired Fund’s most recent shareholder reports.

3

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.13% of the Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$114	$356

6

DESCRIPTION OF THE FREE MARKET INTERNATIONAL EQUITY FUND

Investment Goal

The Free Market International Equity Fund seeks long-term capital appreciation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors upon prior written notice to shareholders. Shareholders will be given at least 60 days’ prior written notice of any change to the Fund’s investment goal.

Principal Investment Strategies

Investments: The Fund will pursue its investment goal by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their net assets in equity securities, such as common stocks, preferred stocks or securities convertible into stocks, of foreign companies, or invest substantially all of their net assets in such equity securities. The fund will diversify its investments by investing primarily in investment companies that focus on different segments of the foreign equity markets, including emerging markets, with little or no focus on domestic equity markets.

The Adviser uses target ranges in allocating the Fund’s assets among various investment company asset classes. The Adviser expects that the Fund’s investments will be within plus or minus 5% of the following target ranges:

Asset Class	Target
International Small Cap Value	40%
International Large Cap Value	30%
International Small Company	10%
International Large Cap	5%
Emerging Markets	5.25%
Emerging Markets Value	4.875%
Emerging Markets Small Cap	4.875%

Target allocations represent the Fund’s current target for investments in a particular asset class. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time without shareholder approval.

The Fund invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser.

Strategies: The Adviser focuses on the returns of the investment companies within each of the target asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities in each asset class described below, with less than 5% of its net assets invested in cash or money market instruments.

International Small Cap Value Asset Class: The underlying investment companies comprising the international small cap value asset class generally will purchase the stocks and other equity securities of small foreign companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a high book to market ratio. In assessing value, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for measuring value are subject to change from time to time.

7

The underlying investment companies intend to purchase the stocks and other equity securities of small companies in foreign countries with developed markets. The underlying investment adviser(s) measure company size primarily based on market capitalization. Small foreign companies are generally those companies with a market capitalization below $4.2 billion. This threshold will vary by country or region, and the dollar amount will change from to time due to market conditions. Currently, the median market capitalization of companies in the international small cap value asset class is approximately $216 million.

The underlying investment companies comprising the international small cap value asset class may invest in stocks and other equity securities of issuers located in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

International Large Cap Value Asset Class: The underlying investment companies comprising the international large cap value asset class generally will purchase the stocks and other equity securities of large foreign companies that the underlying investment adviser(s) determine to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a high book to market ratio. In assessing value, the underlying investment adviser(s) may consider additional factors such as price to cash flow or price to earnings ratios as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing value are subject to change from time to time.

The underlying investment companies intend to purchase the stocks of large companies in countries with developed markets. The underlying investment adviser(s) determine company size primarily based on market capitalization. Large foreign companies generally are those companies with a market capitalization of at least $700 million. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions. Currently, the median market capitalization of companies in the international large cap value asset class is approximately $5.37 billion.

The underlying investment companies comprising the international large cap value asset class may invest in stocks and other equity securities of issuers located in the same foreign countries as described above under “International Small Cap Value Asset Class.” The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

International Small Company Asset Class: The underlying investment companies comprising the international small company asset class generally will purchase the stocks and other equity securities of small companies in foreign countries with developed markets. The underlying investment adviser(s) measure company size primarily based on market capitalization. Small foreign companies generally are those companies with a market capitalization below $4.2 billion. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions. Currently, the median market capitalization of companies in the international small company asset class is approximately $275 million.

The underlying investment companies comprising the international small company asset class may invest in stocks and other equity securities of issuers located in the same foreign countries as described above under “International Small Cap Value Asset Class.” The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

International Large Cap Asset Class: The underlying investment companies comprising the international large cap asset class generally will purchase the stocks and other equity securities of large companies in foreign countries. The underlying investment adviser(s) determine company size primarily based on market

8

capitalization. Large companies generally are considered to be those companies with a market capitalization of at least $700 million. This threshold will vary by country or region, and the dollar amount will change from time to time due to market conditions. Currently, the median market capitalization of companies in the international large cap asset class is approximately $5.56 billion.

The underlying investment companies comprising the international large cap asset class may invest in stocks and other equity securities of issuers located in the same foreign countries as described above under “International Small Cap Value Asset Class.” The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in other developed countries, at their discretion.

Emerging Markets Asset Class, Emerging Markets Value Asset Class, and Emerging Markets Small Cap Asset Class (collectively, the “Emerging Markets Asset Classes”): Underlying investment companies comprising each Emerging Markets Asset Class generally will purchase stocks and other equity securities of companies located in the emerging market countries identified below. The underlying investment companies investing in securities of the emerging markets asset class and the emerging markets small cap asset class will seek broad market coverage by purchasing the equity securities of larger and smaller companies, respectively, within each country. The underlying investment adviser(s) determine company size primarily based on market capitalization. Companies in the Emerging Markets Asset Classes generally are those companies with a market capitalization of between $3.5 billion and $588 million. These dollar amounts will change from time to time due to market conditions.

The underlying investment companies in the emerging markets value asset class generally will purchase emerging market equity securities that are deemed by the underlying investment adviser(s) to be value stocks at the time of purchase. An issuer’s securities are considered value stocks primarily because they have a high book to market ratio. In assessing value, the underlying investment advisers may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria used for assessing value are subject to change from time to time.

The underlying investment companies comprising the Emerging Markets Asset Classes may invest in the stocks and other equity securities of issuers located in the following foreign countries: Brazil, Chile, China, Czech Republic, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Philippines, Poland, South Africa, South Korea, Taiwan, Thailand, and Turkey. The investment adviser(s) of the underlying investment companies in which the Fund invests may also invest from time to time in securities of issuers located in the other emerging market countries, at their discretion.

The Fund will notify shareholders in writing at least 60 days prior to any change in its policy of investing at least 80% of its net assets, including any borrowings for investment purposes, in shares of investment companies that emphasize investments in equity securities of foreign companies.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments such as U.S. Government securities, bank obligations and commercial paper. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment goal.

Summary of Principal Risks

Investing in any mutual fund involves risks, including the risk that you may receive little or no return on your investment, the risk that the Fund could underperform other possible investments, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. You could lose money on your investment in the Fund. An investment in the Fund involves the same investment

9

risks as those of the underlying investment companies in which the Fund invests. These risks could adversely affect the Fund’s NAV and investment performance. The Fund is subject to the following principal risks:

•

The value of particular foreign equity securities or stock markets which the Fund’s underlying investment companies may purchase or on which the securities they may purchase are traded may decline in value.

•

Stocks of large cap or small cap foreign companies in which the Fund’s underlying investment companies may invest may temporarily fall out of favor with investors or may be more volatile than particular foreign stock markets or foreign stock markets as a whole.

•

The smaller the capitalization of a company, generally the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records and are more likely to fail than companies with larger market capitalizations.

•

Stocks of large cap or small cap foreign companies in which the Fund’s underlying investment companies may invest may suffer unexpected losses or lower than expected earnings or such securities may become difficult or impossible to sell at the time and for the price the underlying investment advisers would like.

•

Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•

Investments in emerging market securities by underlying investment companies in which the Fund invests are subject to higher risks than those in developed market countries because there is greater uncertainty in less established markets and economics.

•

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in equity securities of foreign companies, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•	The performance of the Fund will depend on how successfully the investment advisers to the underlying investment companies pursue their investment strategies.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar Year. The Fund intends to evaluate its performance as compared to that of a broad-based index and a Composite Index. The broad-based index will be the MSCI World (excluding U.S.) Index. The Composite Index will be comprised of the MSCI EAFE Index, MSCI EAFE Value Index, MSCI EAFE Small Company Index, and MSCI Emerging Markets Free Index, each weighted 25%, 25%, 25% and 25%, respectively. The following is a description of each index:

The MSCI World (excluding U.S.) Index is a stock market index of ‘world’ stocks maintained by Morgan Stanley Capital International (“MSCI”) The index includes a selection of stocks of developed markets, as defined

10

by MSCI. This index contains securities from the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom, and United States.

The MSCI Europe, Australasia, and Far East (“EAFE”) Index is a stock market index of foreign stocks that covers 85% of the equity market of the following developed countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.

The MSCI EAFE Value Index is a subset of the EAFE Index and includes securities from Europe, Australasia (Australia and Asia) and the Far East. The Index generally represents approximately 50% of the market capitalization of the EAFE Index and consists of those securities classified by MSCI as most representing the value style.

The MSCI EAFE Small Cap Index targets 40% of the eligible small cap universe within each industry group, within each country. MSCI defines the small cap universe as all listed securities that have a market capitalization in the range of $200 million to $1.5 billion.

The MSCI Emerging Markets Free Index is designed to measure equity market performance in global emerging markets. The Index contains securities from the following emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

11

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.50%
Distribution (12b-1) and/or service fees	None
Other Expenses [1]	0.29%
Acquired Fund fees and expenses [2]	0.53%

Total annual Fund operating expenses	1.32%
Fee Waivers [3]	0%

Net Expenses	1.32%

*	Shareholders requesting redemption by wire are charged a transaction fee of $7.50.
1

Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

2

“Acquired Fund” means any investment company in which the Fund expects to invest during the current fiscal year. Net Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Fund calculates the Acquired Fund’s expenses using the net expense ratios reported in the Acquired Fund’s most recent shareholder reports.

3

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.35% of the Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$137	$428

12

DESCRIPTION OF THE FREE MARKET FIXED INCOME FUND

Investment Goal

The Free Market Fixed Income Fund seeks total return (consisting of current income and capital appreciation). The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors upon prior written notice to shareholders. Shareholders will be given at least 60 days’ prior written notice of any change to the Fund’s investment goal.

Principal Investment Strategies

Investments: The Fund pursues its investment goal by investing under normal circumstances at least 80% of its net assets, including any borrowings for investment purposes, in shares of registered, open-end investment companies and exchange-traded funds (“ETFs”) (collectively, “investment companies”) that have either adopted policies to invest at least 80% of their net assets in fixed income securities that the Adviser believes offer the prospect of providing total return, or invest substantially all of their assets in such fixed income securities.

The Adviser uses target ranges in allocating the Fund’s assets among various investment company asset classes. The Adviser expects the Fund’s investment to be within plus or minus 5% of the following target ranges.

Asset Class	Target
One-Year Fixed Income	25%
Two-Year Global Fixed Income	25%
Five-Year Government Fixed Income	25%
Five-Year Global Fixed Income	25%

Target allocations represent the Fund’s current target for investments in a particular asset class. Actual allocations may differ from the target due to market fluctuations and other factors. The Adviser may change these target allocations and ranges from time to time without shareholder approval.

The Fund invests exclusively in investment companies that are not affiliated with it. These investment companies may be within the same fund complex and/or advised by the same investment adviser.

Strategies: The Adviser focuses on the returns of investment companies within each of the target asset classes while keeping trading costs to a minimum. Under normal market conditions, the Adviser expects substantially all of the Fund’s net assets to be invested in the securities of investment companies that invest in the types of securities in each asset class described below, with less than 2% of its net assets invested in cash or money market instruments.

One-Year Fixed Income Asset Class: The underlying investment companies comprising the one-year fixed income asset class generally will purchase U.S. government obligations, U.S. government agency obligations, dollar-denominated obligations of foreign issuers issued in the U.S., foreign government and agency obligations, bank obligations, including the obligations of U.S. subsidiaries and branches of foreign banks, corporate obligations, commercial paper, repurchase agreements, and obligations of supranational organizations such as the World Bank, the European Investment Bank, European Economic Community and European Coal and Steel Community. Generally, underlying investment companies comprising this asset class will purchase obligations which mature within one year from the date of settlement, but substantial investments may be made in obligations maturing within two years from the date of settlement when greater returns are available.

Two-Year Global Fixed Income Asset Class: The underlying investment companies comprising the two-year global fixed income asset class generally will purchase obligations issued or guaranteed by the U.S. and

13

foreign governments, their agencies and instrumentalities, corporate debt obligations, bank obligations, commercial paper, repurchase agreements, and other debt obligations of domestic and foreign issuers. Generally, investment companies in this asset class will purchase obligations with weighted average maturity not exceeding two years. However, investments may be made in obligations maturing in a shorter time period (from overnight to less than two years from the date of settlement). Because many of the investments of the underlying investment companies in this asset class will be denominated in foreign currencies, the underlying investment companies may also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates.

Five-Year Government Fixed Income Asset Class: The underlying investment companies comprising the five-year government fixed income asset class generally will purchase U.S. government obligations and U.S. government agency obligations. Generally investment companies in this asset class will purchase obligations with a weighted average maturity not exceeding five years. However, investments may be made in obligations maturing in a shorter time period (from overnight to less than five years from the date of settlement).

Five-Year Global Fixed Income Asset Class: The underlying investment companies comprising the five-year global fixed income asset class generally will purchase obligations issued or guaranteed by the U.S. and foreign governments, their agencies and instrumentalities, obligations of other foreign issuers, corporate debt obligations, bank obligations, commercial paper, and obligations of supranational organizations. Generally investment companies in this asset class will purchase obligations with a weighted average maturity not exceeding five years. However, investments may be made in obligations maturing in a shorter time period (from overnight to less than five years from the date of settlement).

Credit Ratings: Corporate debt obligations and dollar-denominated obligations of foreign issuers issued in the U.S. in which the underlying investment companies may invest will be issued by companies whose commercial paper is rated Prime-1 by Moody’s Investors, Inc. (“Moody’s”) or A-1 by Standard & Poor’s® (“S&P”) If the issuer’s commercial paper is unrated, then the debt security must be rated at least AA by S&P or Aa2 by Moody’s. If there is neither a commercial paper rating nor a rating of the debt security, then the investment adviser(s) to the underlying investment companies must determine that the debt security is of comparable quality to equivalent issues of the same issuer rated at least AA or Aa2.

Commercial Paper in which the underlying investment companies may invest will be rated, at the time of purchase, A-1 or better by S&P or Prime-1 by Moody’s, or, if unrated, issued by a corporation having an outstanding unsecured debt issue rated Aaa by Moody’s or AAA by S&P.

Debt securities of foreign issuers in which the underlying investment companies may invest will be rated AA or better by S&P or Aa2 or better by Moody’s.

The Fund will notify shareholders in writing at least 60 days prior to any change in its policy of investing at least 80% of its net assets, including any borrowings for investment purposes, in shares of investment companies that emphasize investments in fixed income securities.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment goal.

Summary of Principal Risks

Investing in any mutual fund involves risks, including the risk that you may receive little or no return on your investment, the risk that the Fund could underperform other possible investments, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. You could lose money on your investment in the Fund. An investment in the Fund involves the same investment

14

risks as those of the underlying investment companies in which the Fund invests. These risks may adversely affect the Fund’s NAV and investment performance. The Fund is subject to the following principal risks:

•

Fixed income securities in which the Fund’s underlying investment companies may invest are subject to certain risks, including interest rate risk, reinvestment risk, prepayment and extension risk, credit/default risk, and the risks associated with investing in repurchase agreements.

•	Interest rate risk involves the risk that prices of fixed income securities will rise and fall in response to interest rate changes.

•	Reinvestment risk involves the risk that proceeds from matured investments may be re-invested at lower interest rates.

•

Prepayment risk involves the risk that in declining interest rates environments prepayments of principal could increase and require the Fund to reinvest proceeds of the prepayments at lower interest rates.

•	Extension risk involves the risk that prepayments of principal will decrease when interest rates rise resulting in a longer effective maturity of a security.

•	Credit risk involves the risk that the credit rating of a security may be lowered.

•

Repurchase agreement risk involves the risk that the other party to a repurchase agreement will be unable to complete the transaction and the underlying investment company in which the Fund invests may suffer a loss as a result.

•

Because the Fund owns shares of underlying investment companies that invest in foreign issuers, the Fund is subject to risks presented by investments in such issuers. Securities of foreign issuers may be negatively affected by political events, economic conditions, or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards.

•

Currency risk is the risk that exchange rates for currencies in which securities held by the underlying investment companies in which the Fund invests are denominated will fluctuate daily. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

•

The Adviser’s judgment about the attractiveness or potential appreciation of a particular underlying investment company security could prove to be wrong or the Fund could miss out on an investment opportunity because the assets necessary to take advantage of such opportunity are tied up in less advantageous investments.

•

Because under normal circumstances the Fund invests at least 80% of its net assets in shares of registered investment companies that emphasize investments in fixed income securities, the NAV of the Fund will change with changes in the share prices of the investment companies in which the Fund invests.

•

Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases.

•

There is a risk that the Fund, which is passively managed, may not perform as well as funds with more active methods of investment management, such as selecting securities based on economic, financial, and market analysis.

•	The performance of the Fund will depend on how successfully the investment advisers to the underlying investment companies pursue their investment strategies.

15

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has been in operation for less than one calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index and a Composite Index. The broad-based index will be the CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index. The Composite Index will be comprised of the Three-Month Treasury Bill Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch 1-3 Year US Government/Corporate Index and Lehman Brothers Aggregate Bond Index, each weighted 25%, respectively. The following is a description of each index:

CitiGroup World Government Bond Index 1-5 Year Currency Hedged U.S. Dollar Index includes the most significant and liquid government bond markets globally that carry at least an investment grade rating. Currently, this includes all countries in the CitiGroup EMU Governments Index (“EGBI”) (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal, Slovenia and Spain) and Australia, Canada, Denmark, Japan, Sweden, Switzerland, United Kingdom, and the United States. Index weights are based on the market capitalization of qualifying outstanding debt stocks.

Three Month Treasury-Bill Index consists of three-month Treasury bills purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The index is rebalanced monthly by market capitalization.

Lehman Brothers Intermediate Government Bond Index is a weighted index of U.S. government and government agency securities (other than mortgage securities) with maturities of one year or more.

Merrill Lynch 1-3 Year U.S. Government/Corporate Index is an unmanaged index of short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 2.99 years.

Lehman Brothers Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds and Treasury Inflation-Protected securities are excluded. The Index includes Treasury securities, Government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in the U.S. The Lehman Aggregate Bond Index is an intermediate term index. The average maturity is 7.15 years as of September 30, 2007.

16

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the estimated fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.50%
Distribution (12b-1) and/or service fees	None
Other expenses [1]	0.29%
Acquired Fund fees and expenses [2]	0.20%

Total annual Fund operating expenses	0.99%
Fee Waivers [3]	0%

Net Expenses	0.99%

*	Shareholders requesting redemption by wire are charged a transaction fee of $7.50.
1

Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

2

“Acquired Fund” means any investment company in which the Fund expects to invest during the current fiscal year. Net Operating Expenses will not correlate to the Fund’s ratio of expenses to average net assets, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Fund calculates the Acquired Fund’s expenses using the net expense ratios reported in the Acquired Fund’s most recent shareholder reports.

3

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses to 1.00% of the Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years
$102	$318

17

MORE ABOUT EACH FUND’S INVESTMENTS AND RISKS

The Risk/Return Information describes each Fund’s investment goal and its principal investment strategies and risks. This section provides some additional information about the Funds and underlying investment companies in which the Funds may invest and certain portfolio management techniques that such underlying investment companies may use.

Investments in Investment Companies and the Investment Company Industry. The Funds invest primarily in securities of registered investment companies and will attempt to identify investment companies that have demonstrated superior management, favorable investment results, and relatively lower costs and expenses. There can be no assurance that this result will be achieved. Each Fund will indirectly bear its proportionate share of any management fees and other expenses paid by the investment companies in which it invests including the advisory and administration fees paid by the underlying fund. Some underlying investment companies may concentrate their investments in various industries or industry sectors and may use options, futures, or options on futures in their investment programs.

Investment decisions by the investment advisers of the underlying investment companies are made independently of the Funds and the Adviser. Therefore, the investment adviser of one underlying investment company may be purchasing shares of the same issuer whose shares are being sold by the investment adviser of another underlying investment company. The result of this would be an indirect expense to a Fund without accomplishing any investment purpose.

Each Fund expects that it will select the investment companies in which it will invest based, in part, upon an analysis of the past and projected performance and investment structure of the underlying investment companies. However, each Fund may consider other factors in the selection of investment companies. These other factors include, but are not limited to the investment company’s size, shareholder services, liquidity, investment objective and investment techniques. Each Fund will be affected by the losses of its underlying investment companies and the level of risk arising from the investment practices of such investment companies and has no control over the risks taken by such investment companies.

Investing in investment companies does not eliminate investment risk. When the Adviser has identified a significant upward trend in a particular asset class, each Fund retains the right to invest in investment companies that invest primarily in that particular asset class in accordance with the Fund’s target range for that asset class. Investment companies may have greater fluctuations in value when compared to other categories of investment companies that are not invested primarily in the particular asset class selected by the Adviser.

Each Fund’s ability to achieve its investment goal will depend largely on the Adviser’s ability to select the appropriate mix of underlying investment companies. In addition, achieving each Fund’s investment goal will depend on the performance of the underlying investment companies, which depends on the ability of the underlying investment companies to meet their investment goals. There can be no assurance that either the Funds or their underlying investment companies will achieve their investment goals.

ETFs are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities that they are designed to track, although lack of liquidity in an ETF could result in its being more volatile. A Fund may incur brokerage fees in connection with its purchase of ETF shares.

More About Underlying Investment Company Investments

Underlying Investment Companies. The underlying investment companies in which the Funds may invest reflect a broad spectrum of investment opportunities including equities, fixed income, domestic, foreign and

18

emerging markets. These investment companies may invest in various obligations and employ various investment techniques. The following describes these obligations and techniques:

Derivative Contracts. The underlying investment companies in which each of the Funds invest may, but need not, use derivative contracts to seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates (with respect to the Free Market Fixed Income Fund only) or interest rates in the market value of its securities or securities to be purchased.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts, and interest rate or currency swaps. A derivative contract will obligate or entitle an underlying investment company to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on an underlying investment company’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. An underlying investment company may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the investment company’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make an underlying investment company less liquid and harder to value, especially in declining markets. Some of the underlying investment companies may be permitted to use derivative contracts for speculative purposes.

Equity Investments. The underlying investment companies in which the Free Market U.S. Equity Fund and Free Market International Equity Fund invest may purchase all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, and equity participations.

Fixed Income Investments. The underlying investment companies in which the Free Market Fixed Income Fund invests may purchase all types of fixed income securities, although these investments are not part of such Funds’ primary investment strategies. The Free Market U.S. Equity Fund and the Free Market International Equity Fund may invest a portion of their assets in underlying investment companies that invest in fixed income securities, although these investments are not part of such Funds’ principal investment strategies. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate, governmental and foreign issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

Foreign Securities. The securities held by the underlying investment companies in which the Free Market International Equity Fund and the Free Market Fixed Income Fund invest generally are traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of an underlying investment company’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Mortgage-Backed Securities. Mortgage-backed securities in which the underlying investment companies invest may be issued by private companies or by agencies of the U.S. Government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

19

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. An underlying investment company may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, which is the risk that principal repayments will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate changes and more volatile. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets. Mortgage-backed securities also include mortgage pass-through certificates and multiple-class pass-through certificates, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

Securities Lending. The underlying investment companies may seek to increase their income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the underlying investment company will not exceed 33 1/3% of the value of the investment company’s total assets. The underlying investment company may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the investment company. Lending portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Borrowing. The underlying investment companies may borrow money for temporary or emergency (not leveraging) purposes. A Fund will not make any additional investments in an investment company while such investment company’s borrowings exceed 5% of its total assets.

Temporary Investments. The Funds may depart from their principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in cash or money market instruments. If a Fund were to take a temporary defensive position, it may be unable to achieve its investment goal.

Investment Risks

The following provides additional information about the risks of investing in the Funds:

Other Investment Companies. Each Fund’s NAV will fluctuate due to business developments concerning a particular issuer or industry as well as general market and economic conditions affecting securities held by the particular underlying investment companies in which the Fund invests. Investment decisions by the investment advisers of the underlying investment companies in which the Funds invest are made independently of the Funds and the Adviser. Each Fund will be affected by the losses of its underlying investment companies and the risks involved in the investment practices of such investment companies. Neither the Funds nor the Adviser has any control over the risks taken by such investment companies. Some underlying investment companies may concentrate their investments in various industries or sectors and may invest in derivative securities, options or futures.

Small Company Securities. While the securities of small capitalization companies in which the Free Market U.S. Equity and Free Market International Equity Funds’ underlying investment companies invest may offer greater opportunity for capital appreciation than larger companies, investment in such companies presents greater risks than investment in larger, more established companies. Historically, small capitalization stocks have been more volatile in price than larger capitalization stocks. Among the reasons for the greater price volatility of these securities are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management, and to many other changes in competitive,

20

business, industry and economic conditions, including risks associated with limited product lines, markets, management depth, or financial resources. Besides exhibiting greater volatility, micro and small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the underlying investment companies in which the Funds invest may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets.

Stock Market. Underlying investment companies in which the Free Market U.S. Equity Fund and Free Market International Equity Fund may invest are subject to fluctuations in the stock markets, which have periods of increasing and decreasing values. Equity securities typically have greater volatility than fixed income securities.

Foreign Investing. Foreign securities in which the Free Market International Equity Fund and Free Market Fixed Income Fund’s underlying investment companies may invest pose additional risks over U.S.-based securities for a number of reasons. Investments in foreign securities may adversely affect the value of an investment in certain underlying investment companies. Foreign economic, governmental, and political systems may be less favorable than those of the U.S. Foreign governments may exercise greater control over their economies, industries, and citizens’ rights. Specific risk factors related to foreign securities include: inflation, structure and regulation of financial markets, liquidity and volatility of investments, currency exchange rates and regulations and accounting standards. Foreign companies may also be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing their earnings potential, and amounts realized on foreign securities may be subject to high levels of foreign taxation and withholding. In addition, these underlying investment companies may incur higher costs and expenses when making foreign investments, which will affect the underlying investment companies’ total return.

Currency Risk. With respect to investments in foreign securities by underlying investment companies in which the Free Market International Equity Fund and the Free Market Fixed Income Fund invest, exchange rates for currencies fluctuate daily. The combination of currency risk and market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the U.S. Foreign securities are usually denominated in a foreign currency; therefore, changes in foreign currency exchange rates can affect the NAV of an underlying investment company. Diversification among foreign currencies will not protect the underlying investment companies against a general increase in the value of the U.S. dollar relative to other currencies.

Emerging Market Securities. Underlying investment companies in which the Free Market International Equity Fund invests may purchase the securities of issuers located in developing or emerging market countries. The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets, because there is greater uncertainty in less established markets and economies. These risks include political, social or economic systems, smaller securities markets, lower trading volume, and substantial rates of inflation. To the extent an underlying investment company is invested in emerging market securities, it will be subject to higher risk than those investing in securities of developed market countries.

Interest Rate Risk. During periods of rising interest rates, an underlying investment company’s yield and the market value of the investment company’s fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the underlying investment company’s yield and the market value of the underlying investment company’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are typically more sensitive to changes in interest rates than prices of shorter-term fixed-income securities.

21

Cash Flow Risk. Payment of principal on the mortgages or other assets underlying a particular fixed income security in which an underlying investment company invests may be faster or slower than estimated. Interest only instrument are particularly subject to extension risk, which is the risk that principal repayment will not occur as quickly as anticipated, causing the expected maturity of a security to increase and making its price more sensitive to rate change and more volatile. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected and will typically shorten the average life of these instruments. This is known as prepayment risk.

Credit/Default Risk. The credit rating of an issuer or guarantor of a security in which an underlying investment company invests may be lowered or an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

U.S. Government Securities Risk. The U.S. Government may not provide financial support to U.S. Government instrumentalities or sponsored enterprises if it is not obligated to do so by law. Some U.S. Government securities are backed by the full faith and credit of the U.S. Treasury. Other issuers, however, may be chartered or sponsored by Acts of Congress, although their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

Derivatives Risk. Loss may result from an underlying investment company’s investments in futures, swaps, options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the underlying investment company. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. An underlying investment company’s investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the underlying investment company will engage in these transactions to reduce exposure to other risks when they would be beneficial.

Non-diversified investments. The performance of large positions in certain equity or fixed income securities may significantly impact the performance of an underlying investment company, resulting in greater volatility.

Concentration. Concentration of investments within one industry or market sector may subject an underlying investment company to greater market fluctuations. The Funds will not knowingly concentrate their investments, directly or indirectly, in any industry.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

22

MANAGEMENT OF THE FUNDS

Investment Adviser

Abundance Technologies, Inc. (“Abundance” or the “Adviser”) is located at 3700 Park 42 Drive, Suite 105A, Cincinnati, Ohio 42141. Abundance was founded in 1991 and provides advisory services to individuals, trusts, corporations, non-profit organizations, retirement plans and foundations. Mark E. Matson, President, Chief Financial Officer and a Director of Abundance, owns approximately 51% of Abundance’s outstanding voting securities. Abundance had approximately $2.6 billion in assets under management as of September 30, 2007.

Subject to the general supervision of the Company’s Board of Directors, Abundance manages the Funds’ portfolio and is responsible for the selection and management of all investments of the Funds in accordance with the Funds’ investment goal and policies.

Portfolio Managers

A team of portfolio managers, led by Daniel J. List, is responsible for the day-to-day operation of the Funds. Mark E. Matson and Steven B. Miller assist Mr. List in managing the assets of the Funds.

Daniel J. List, Director of Portfolio Management of the Adviser, has been employed by the Adviser since 1994. He is responsible for portfolio designs, compliance, trading and system designs.

Mark E. Matson, President, Chief Executive Officer and Director of the Adviser, founded the Adviser in 1991 and for the past five years has served as head portfolio manager at the Adviser.

Steven B. Miller, Director of Operations and Portfolio Manager of the Adviser, has been employed by the Adviser since April 2004 as a portfolio manager and then as Director of Operations/Chief Compliance Officer. Prior thereto, he was a senior financial analyst with F+W Publications Inc. from November 2002 to April 2004, and a financial analyst with MidLand Enterprises, Inc. from April 2002 to November 2002.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.50% of each Fund’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the Funds will be available in the Funds’ semi-annual report for the period ended February 28, 2008 when prepared.

The Adviser has contractually agreed to waive a portion of its advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses of the Free Market U.S. Equity Fund, Free Market International Equity Fund and the Free Market Fixed Income Fund to 1.13%, 1.35% and 1.00%, respectively, of the particular Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008.

23

Other Service Providers

The following chart shows the Funds’ service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Underwriter

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Facilitates the distribution of shares and provides administrative services to the Fund.

Transfer Agent and Dividend Disbursing Agent

PFPC Inc.
301 Bellevue Parkway
*Wilmington, DE 19809**

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

*Do not use this address for purchases and redemptions. Please see "Purchase of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.

Asset Management

Investment Adviser

Manages the Funds' investment activities.

Custodian

PFPC
Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

Holds the Funds' assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value.

Fund Operations

Administrator and Fund Accounting Agent

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services for the Funds and calculates the Funds' net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

24

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Funds’ Shares are priced at their net asset value (“NAV”). The NAV per share of each Fund is calculated as follows:

Value of Assets Attributable to the Fund’s Shares
NAV = –	Value of Liabilities Attributable to the Fund’s Shares

Number of Outstanding Shares of the Fund

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Funds will effect purchases of Fund Shares at the public offering price next determined after receipt of your order or request in proper form. The Funds will effect redemptions of Fund Shares at the NAV next calculated after receipt of your order in proper form.

Investments in underlying investment companies including ETFs, are valued based on the NAV of those investment companies at the close of business that day. A Fund’s direct investments in equity securities listed on any national or foreign exchange will be valued at the last sale price for all exchanges, except the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price for the NASDAQ. Direct investments in equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the valued at the mean of the last bid and ask prices prior to the market close. A Fund’s direct investments in fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Direct investments in fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. Direct investments in foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, the fair value of a Fund’s investments will be determined by its Valuation Committee in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund’s Valuation Committee may fair value such foreign securities. The use of a pricing service and fair valuation involve the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other mutual funds and investors to price the same investments.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a

25

history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm a Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in each Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with a Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Funds will be able to identify market timing, particularly if shareholders invest through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

General. Shares of the Funds are offered continuously for sale at NAV by PFPC Distributors, Inc. (the “Distributor”). You can only purchase Shares through the means described below. The Funds have no minimum initial investment or minimum subsequent investment.

Purchases Through Intermediaries. The Funds are exclusively available to shareholders of service organizations approved by the Adviser, including certain brokerage firms, investment advisers, financial institutions and other industry professionals (“Service Organizations”). Only shareholders having relationships with these Service Organizations may invest in the Funds. If a shareholder terminates his or her relationship with a Service Organization, the shareholder will not be permitted to purchase additional Fund Shares except for Shares purchased as a result of the reinvestment of dividends and distributions. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Funds and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations may impose minimum initial and minimum subsequent investment requirements with respect to their customers’ investments in the Funds and will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses.

Good Order. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order.

26

Orders received by a Service Organization in good order will be executed at the Fund’s next determined NAV after they are accepted by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Funds cannot assure you that Service Organizations have properly submitted to it all purchase and redemption orders received from the Service Organizations’ customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Retirement Plans. Shares of a Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts (“IRAs”), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Service Organization. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact your Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information: The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of a Fund. The Adviser will monitor each Fund’s total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund’s strategy. Subject to the Board of Directors’ discretion, the Adviser may also choose to reopen a Fund to new investments at any time and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.	existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund, and

c.	employees of the Adviser and their spouses, parents and children.

Other persons who are shareholders of the other Free Market Funds are not permitted to acquire shares of the closed Fund by exchange. Distributions to all shareholders of the Funds will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchases limitations at the time of closing, including limitations on current shareholders.

Customer Identification Program: Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

27

Redemption of Fund Shares

General. You may submit redemption requests to your Service Organization in person or by telephone, mail or wire. Redemption requests are effected at the NAV next calculated after receipt of the redemption request by your Service Organization in proper form and transmission of the request to the Transfer Agent. You can only redeem Shares of a Fund on days the NYSE is open. Your Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Service Organization reasonably believes that the instructions are genuine.

Telephone Redemptions. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Service Organization because of increased telephone volume.

Involuntary Redemption: Each Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Other Redemption Information: Redemption proceeds for Shares of a Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by purchasing shares electronically through a wire transfer.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the Securities and Exchange Commission. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period for any one shareholder of the Fund.

Proper Form: You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Shares of any Free Market Fund for Shares of another Free Market Fund up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Shares and the NAV of the Shares to be acquired next determined after a Service Organization’s receipt of a request for an exchange. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange, if authorized, by telephone. Defined contribution plans and IRA accounts are not subject to the above exchange limitations.

If the exchanging shareholder does not currently own Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days’ written notice to shareholders. If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange shares into an

28

existing account, the dollar value of the shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Free Market U.S. Equity Fund and the Free Market International Equity Fund will declare and pay dividends from net investment income annually. The Free Market Fixed Income Fund will declare and pay dividends from net investment income quarterly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the summary assumes you are a U.S. citizen or resident or otherwise subject to U.S. federal income tax. Potential investors should consult their tax advisers for further information regarding federal, state, local and/or foreign tax consequences relevant to their specific situations.

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of a Fund (including distributions attributable to net capital gains of underlying investment companies) will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. A portion of those distributions, however, may be treated as “qualified dividend income” taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% for distributions received through December 31, 2010. A distribution is treated as qualified dividend income to the extent the Fund or an underlying investment company receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund, the underlying investment company and the shareholder. Additionally, a portion of the distributions paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale or redemption of your Shares, based on the difference, if any, between your tax basis in the Shares and the amount you receive for them. This gain or loss will generally be capital gain or loss if you hold your Fund Shares as capital assets and will be long-term if you held your

29

Shares for more than twelve months. Long-term capital gains are taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% through December 31, 2010. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

IRAs and Other Tax-Qualified Plans: One major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding: On the New Account Application Form, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each Fund to withhold a percentage of any dividend and redemption or exchange proceeds. The current withholding rate is 28%. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.

U.S. Tax Treatment of Foreign Shareholders: Nonresident aliens, foreign corporations and other foreign investors in a Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains, and, for distributions attributable to the Funds’ current taxable year ending on August 31, 2008, net short-term capital gains, of a Fund. Tax may apply to such capital gain distributions, however, if the recipient’s investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund (and underlying investment company) income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for taxable years ending on August 31, 2008, Fund distributions attributable to U.S.-source interest income of the Fund will be exempt from U.S. federal income tax.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes: Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult their advisers regarding the tax status of distributions in their state and locality.

30

FOR MORE INFORMATION ABOUT ABUNDANCE TECHNOLOGIES FAMILY OF FUNDS

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Funds is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Funds’ investments, describe the Funds’ performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes investment strategies that significantly affected the Funds’ performance during the last fiscal year.

Statement of Additional Information (“SAI”)

An SAI, dated December 31, 2007 has been filed with the SEC. The SAI, which includes additional information about the Funds, may be obtained free of charge, along with the Annual and Semi-Annual Reports when available, by calling (866) 780-0357 Ext. 3863. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus). The SAI is not available on the Adviser’s website but a copy may be obtained by calling (866) 780-0357 Ext. 3863.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (866) 780-0357 Ext. 3863.

Purchases and Redemptions

Call (866) 780-0357 Ext. 3863

Written Correspondence

Street Address:

    Abundance Technologies, Inc. Family of Funds

    c/o PFPC Inc.

    101 Sabin Street

    Pawtucket, RI 02860-1427

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-942-8090.

Investment Company Act File No. 811-05518

31

BOGLE

INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

OF THE RBB FUND, INC.

INSTITUTIONAL CLASS

INVESTOR CLASS

PROSPECTUS

December 31, 2007

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

(the “Fund”)

On March 7, 2002, the Bogle Investment Management Small Cap Growth Fund of The RBB Fund, Inc. (the “Company”) was closed to new investors. Please read “OTHER PURCHASE INFORMATION” on page 15 for more information.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Fund seeks to achieve its objective by investing under normal circumstances, at the time of purchase, at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations under $2.0 billion (“Small Cap Stocks”) that Bogle Investment Management, L.P. (the “Adviser”) believes are likely to appreciate more than the Russell 2000® Index as defined below. Shareholders will be notified by the Fund sixty days in advance of any change in this policy. The Fund will primarily invest in securities principally traded in the U.S. markets. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000® Index. The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects.

KEY RISKS

•

Common stocks may decline over short or even extended periods of time. Equity markets tend to be cyclical; there are times when stock prices generally increase, and other times when they generally decrease. Therefore, you could lose money by investing in the Fund.

•

The Fund will invest in Small Cap Stocks that may be more volatile than investments in issuers with a market value greater than $2.0 billion. Issuers of Small Cap Stocks are not as diversified in their business activities as issuers with market values greater than $2.0 billion and are more susceptible to changes in the business cycle.

•	The net asset value (“NAV”) of the Fund will fluctuate with changes in the market value of its portfolio positions.

•	Although the Fund will invest in stocks that the Adviser believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

1

For more detail on the principal risks summarized here, please see “RISKS OF INVESTING IN THE FUND” on page 8.

RISK/RETURN INFORMATION

The chart below illustrates the long-term performance of the Fund’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

TOTAL RETURNS FOR THE CALENDAR YEARS ENDED DECEMBER 31

Investor Class

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:	24.31% (quarter ended June 30, 2003)

Worst Quarter:	(18.93)% (quarter ended September 30, 2002)

Year-to-date total return for the nine months ended September 30, 2007: 2.78%

2

AVERAGE ANNUAL TOTAL RETURNS

The table below compares the Fund’s average annual total returns for the past calendar year, the past five calendar years and the period since inception through December 31, 2006 to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRA). After-tax returns are shown for only the Investor Class and may vary for the Institutional Class. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. Past performance (before and after taxes) is not necessarily an indicator of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2006

	1 Year	5 Years	Annualized Since Inception*
Investor Class Before Taxes	15.29%	14.39%	18.37%
Investor Class After Taxes on Distributions	10.39%	12.38%	16.71%
Investor Class After Taxes on Distributions and Sale of Fund Shares	12.76%	11.90%	15.81%
Institutional Class Before Taxes	15.48%	14.49%	18.47%
Russell 2000® Index (reflects no deduction for fees, expenses or taxes)(1)	18.37%	11.39%	10.17%

*	Commenced operations on October 1, 1999.

(1)

The Russell 2000® Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations. As of October 31, 2007, the market capitalization range of the companies in the Russell 2000® Index is $14 million to $7.7 billion. Please note that this range is as of a particular point in time and is subject to change.

3

EXPENSES AND FEES

As a shareholder, you pay certain fees and expenses. Annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund’s price.

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table is based on expenses for the fiscal year ended August 31, 2007.

	INSTITUTIONAL CLASS	INVESTOR CLASS(1)
ANNUAL FUND OPERATING EXPENSES* (expenses that are deducted from Fund assets)

Management fees	1.00%	1.00%
Distribution (12b-1) fees	None	None
Other expenses(1)(2)	.43%	.53%

Total annual Fund operating expenses	1.43%	1.53%
Fee waivers/reimbursements(3)	0.18%	0.18%

Net expenses	1.25%	1.35%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.

(1)

The Fund’s Shareholder Servicing Plan permits the Fund to pay fees to Shareholder Servicing Agents at an annual rate not to exceed 0.25% of the average daily net asset value of Investor Class shares for which such Shareholder Servicing Agents provide services for the benefit of customers. Shareholder Servicing fees are included in “Other expenses” for the Investor Class.

(2)

“Other expenses” include audit, administration, custody, shareholder servicing (Investor Class only), legal, registration, transfer agency and miscellaneous other charges for the Institutional Class and Investor Class. A $15.00 custodial maintenance fee is charged per Investor Class IRA account per year. The Adviser may reimburse a portion of this fee, thereby reducing the charge to the retirement investor.

(3)

The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2008 to the extent that total annual Fund operating expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. The Adviser, in its discretion, has the right to extend this waiver.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The table below shows what you would pay if you invested $10,000 in the Fund over the various time periods indicated. The example assumes that:

•	you reinvested all dividends and distributions;

•	the average annual total return was 5%;

•	operating expenses remain the same; and

•	you redeemed all of your investment at the end of the time period.

4

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS*	5 YEARS*	10 YEARS*
Institutional Class	$127	$435	$765	$1698
Investor Class	$137	$466	$817	$1808

*	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2008. Thus, the 3 years, 5 years and 10 years examples reflect the waiver and reimbursement arrangement only for the first year.

5

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report, which is available upon request (see back cover for ordering instructions).

	For the Year Ended August 31, 2007		For the Year Ended August 31, 2006		For the Year Ended August 31, 2005		For the Year Ended August 31, 2004		For the Year Ended August 31, 2003
	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class
Per Share Operating Performance
Net asset value, beginning of year	$27.74	$27.56	$28.78	$28.65	$24.99	$24.91	$22.71	$22.65	$17.83	$17.80

Net investment loss	(0.08)*	(0.10)*	(0.16)*	(0.18)*	(0.22)	(0.23)	(0.16)*	(0.18)*	(0.11)*	(0.12)*
Net realized and unrealized gain/(loss) on investments	2.74	2.71	3.08	3.05	6.49	6.45	2.44	2.44	4.99	4.97

Net increase/(decrease) in net assets resulting from operations	2.66	2.61	2.92	2.87	6.27	6.22	2.28	2.26	4.88	4.85

Distributions to shareholders from:
Net realized capital gains	(5.79)	(5.79)	(3.96)	(3.96)	(2.48)	(2.48)	—	—	—	—

Net asset value, end of year	$24.61	$24.38	$27.74	$27.56	$28.78	$28.65	$24.99	$24.91	$22.71	$22.65

Total investment return(1)	10.29%	10.15%	12.46%	12.33%	27.34%	27.22%	10.04%	9.98%	27.37%	27.25%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$197,415	$135,752	$189,920	$147,471	$177,359	$134,054	$175,642	$124,031	$132,845	$112,508
Ratio of expenses to average net assets with waivers and reimbursements	1.25%	1.35%	1.25%	1.35%	1.25%	1.35%	1.25%	1.35%	1.25%	1.35%
Ratio of expenses to average net assets without waivers and reimbursements	1.43%	1.53%	1.43%	1.53%	1.46%	1.56%	1.44%	1.54%	1.50%	1.60%
Ratio of net investment loss to average net assets	(0.30)%	(0.40)%	(0.55)%	(0.65)%	(0.73)%	(0.83)%	(0.61)%	(0.70)%	(0.60)%	(0.69)%
Portfolio turnover rate	142.45%	142.45%	126.64%	126.64%	129.18%	129.18%	129.18%	129.18%	122.39%	122.39%

*	Calculated based on average shares outstanding for the period.

(1)

Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

6

ADDITIONAL INFORMATION ON THE FUND’S INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

The investment objective of the Fund is to provide long-term capital appreciation. In seeking this objective, the Fund attempts to achieve a total return greater than the total return of the Russell 2000® Index. The Russell 2000® Index is an unmanaged index that is comprised of the 2,000 smallest of the 3,000 largest U.S. domiciled corporations, ranked by market capitalizations.

The Fund attempts to achieve its objective by taking long positions in Small Cap Stocks that the Adviser believes are undervalued given their future earnings growth prospects. The Fund will primarily invest in securities principally traded in the U.S. markets. The Fund may also invest in futures contracts and options on futures contracts as an alternative to purchasing a specified type of security.

The Adviser will determine the size of each position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Company’s Board of Directors can change the investment objective of the Fund. However, shareholders will be given notice before any change is made.

The Fund’s long positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States as sponsored American Depositary Receipts (“ADRs”). ADRs are receipts issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. The ADRs may not necessarily be denominated in the same currency as the foreign securities underlying the ADRs. The Fund will not invest directly in equity securities that are principally traded outside of the United States.

In addition to investments expected to meet the preceding criteria, the Fund may also invest in certain instruments related to the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500® Index”) and the Russell 2000® Index (described above). The S&P 500® Index is an unmanaged index composed of 500 common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in such index. The Fund may invest in S&P 500® Index futures, options on S&P 500® Index futures, Russell 2000® Index futures and equity swap contracts.

The Fund may hold cash or cash equivalents pending investment or to meet redemption requests. In addition, for defensive purposes due to abnormal market or economic situations, as determined by the Adviser, the Fund may reduce its holdings in other securities and invest up to 100% of its assets in cash or certain short-term (less than twelve months to maturity) and medium-term (not greater than five years to maturity) interest-bearing instruments or deposits of U.S. and foreign issuers. Such investments may include, but are not limited to, commercial paper, certificates of deposit, variable or floating rate notes, bankers’ acceptances, time deposits, government securities and money-market deposit accounts. To the extent the Fund employs a temporary investment strategy, the Fund may not achieve its investment objective.

7

RISKS OF INVESTING IN THE FUND

GENERAL

There can be no assurance that the investment methodology employed will satisfy the Fund’s objective of long-term capital appreciation. Additionally, an investment in the Fund will be subject to the risk of poor stock selection by the Adviser. In other words, the Adviser may not be successful in executing its strategy and may invest in stocks that underperform the market.

The value of the fixed income securities held by the Fund, and thus the NAV of the shares of the Fund, generally will vary inversely in relation to changes in prevailing interest rates.

The value of Fund shares may increase or decrease depending on market, economic, political, regulatory and other conditions affecting the Fund’s portfolio. Investment in shares of the Fund is more volatile and risky than some other forms of investment.

SECURITIES OF SMALL COMPANIES

Investments in common stocks in general are subject to market, economic and business risks that will cause their price to fluctuate over time. While securities of small market value companies may offer greater opportunity for capital appreciation than the securities of larger companies, investment in smaller companies presents greater risks than investment in larger, more established companies. Historically, small market value stocks have been more volatile in price than larger market value stocks. Among the reasons for the greater price volatility of small market value stocks are the lower degree of liquidity in the markets for such stocks, and the potentially greater sensitivity of such small companies to changes in or failure of management and changes in competitive, business, industry and economic conditions. Besides exhibiting greater volatility, small company stocks may, to a degree, fluctuate independently of larger company stocks. Small company stocks may decline in price as large company stocks rise, or rise in price as large company stocks decline. You should therefore expect that the price of the Fund’s shares will be more volatile than the shares of a fund that invests in larger capitalization stocks. Additionally, while the markets in securities of small companies have grown rapidly in recent years, such securities may trade less frequently and in smaller volume than more widely held securities. The values of these securities may fluctuate more sharply than those of other securities, and the Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, and it may take a longer period of time for the prices of such securities to reflect the full value of their issuers’ underlying earnings potential or assets. The Fund should not be considered suitable for you if you are unable or unwilling to assume the risks of loss associated with such an investment program, nor should investment in the Fund be considered a balanced or complete investment program.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

8

MANAGEMENT OF THE FUND

INVESTMENT ADVISER

The Adviser’s principal address is 2310 Washington Street, Suite 310, Newton, Massachusetts 02462. The Adviser manages the Fund’s investment activities, subject to the authority of the Company’s Board of Directors. The Adviser has provided investment management and investment advisory services to the Fund and other institutional accounts since 1999. The Adviser also serves as a shareholder servicing agent to the Investor Class of the Fund pursuant to a Shareholder Servicing Agreement between the Company and the Adviser.

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive management fees and reimburse expenses through December 31, 2008 to the extent that total annual Fund operating expenses exceed 1.25% and 1.35% for the Institutional Class and Investor Class, respectively. For the fiscal year ended August 31, 2007, after waivers, the Adviser received 0.96% of the Fund’s average net assets in investment advisory fees from the Fund.

A discussion regarding the basis for the Company’s Board of Directors approving the Fund’s investment advisory agreement with the Adviser is available in the Fund’s annual report to shareholders dated August 31, 2007.

PORTFOLIO MANAGER

John C. Bogle, Jr. serves as portfolio manager of the Fund. Mr. Bogle founded the Adviser in 1999 and currently serves as its President. From 1990 to 1999, Mr. Bogle was a Managing Director of Numeric Investors LLC® (formerly Numeric Investors L.P.), a quantitative investment management firm.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

9

Other Service Providers

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

10

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

Shares of a class of the Fund are priced at their NAV. The NAV of a class of the Fund is calculated as follows:

Value of Assets Attributable to a Class
NAV	=	-	Value of Liabilities Attributable to the same Class
Number of Outstanding Shares of the Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

MARKET TIMING

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the

11

Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company’s Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

PURCHASE OF FUND SHARES

On March 7, 2002, the Fund was closed to new investors, subject to the limitations discussed on page 15.

PURCHASE OF INSTITUTIONAL SHARES THROUGH AN INSTITUTIONAL ORGANIZATION

Institutional shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others (“Institutional Organizations”). If you purchase Institutional shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this Prospectus in light of the terms governing accounts with their Institutional Organization. The Fund does not pay compensation to or receive compensation from Institutional Organizations for the sale of Institutional shares.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers,

12

with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when an Institutional Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund’s NAV next computed after they are accepted by the Institutional Organization or its authorized designee. If a purchase order is not received by the Fund in good order, PFPC Inc. (the “Transfer Agent”) will contact the Institutional Organization to determine the status of the purchase order.

The Fund relies upon the integrity of the Institutional Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that an Institutional Organization properly submitted to it all purchase and redemption orders received from the Institutional Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

PURCHASE OF INVESTOR SHARES THROUGH A SHAREHOLDER SERVICING AGENT

Purchase orders for Investor shares may be placed through a financial intermediary (“Shareholder Servicing Agent”). Investor shares are subject to such investment minimums and other terms and conditions as may be imposed by Shareholder Servicing Agents from time to time. Shareholder Servicing Agents may offer additional services to their customers. For further information as to how to direct a Shareholder Servicing Agent to purchase Investor shares of the Fund on your behalf, you should contact your Shareholder Servicing Agent or the Fund’s Distributor.

Certain Shareholder Servicing Agents may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. A Shareholder Servicing Agent or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Shareholder Servicing Agent could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when the Shareholder Servicing Agent, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund’s NAV next computed after they are accepted by the Shareholder Servicing Agent or its authorized designee. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the Shareholder Servicing Agent to determine the status of the purchase order.

The Fund relies upon the integrity of the Shareholder Servicing Agent to ensure that orders are timely and properly submitted. The Fund cannot assure you that a Shareholder Servicing Agent properly submitted to it all purchase and redemption orders received from the Shareholder Servicing Agent’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

PURCHASE OF INSTITUTIONAL AND INVESTOR SHARES THROUGH THE FUND’S TRANSFER AGENT

You may also purchase Institutional and Investor shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund’s records, which will show all of your transactions and the balance of the shares you own. You can only purchase shares on days the NYSE is open and through the means described below. The Fund’s officers are authorized to waive the minimum initial and subsequent investment requirements.

13

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an Account Application and mailing it to the Fund at the address noted below, together with a check ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) payable to Bogle Investment Management Small Cap Growth Fund:

Bogle Investment Management Small Cap Growth Fund

c/o PFPC Inc.

P.O. Box 9809

Providence, RI 02940

or overnight to:

Bogle Investment Management Small Cap Growth Fund

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

Subject to acceptance by the Fund, payment for the purchase of shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt. Such payment need not be converted into federal funds (monies credited to the Fund’s custodian bank by a Federal Reserve Bank) before acceptance by the Fund. No third party endorsed checks (including checks issued by credit card companies) or foreign checks will be accepted as payment for shares.

Initial Investment By Wire. Subject to acceptance by the Fund, shares may be purchased by wiring federal funds ($1,000,000 minimum for Institutional shares and $10,000 minimum for Investor shares ($2,000 minimum for IRA accounts accepted for Investor shares)) to PNC Bank, N.A. (see instructions below). A completed Account Application should be forwarded to the Fund at the address noted above under “Initial Investment by Mail” in advance of the wire. Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m., Eastern time, on the business day prior to the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania

ABA# 0310-0005-3

Account # 86-1282-3004

F/B/O Bogle Investment Management Small Cap Growth Fund

Ref. (Account Number)

Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the Fund and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time ($5,000 minimum for Institutional shares and $250 minimum for Investor shares ($100 minimum for IRA accounts accepted for Investor shares)) by purchasing shares at the NAV per share of the Fund by mailing a check to the Fund at the address noted under “Initial Investment by Mail” (payable to Bogle Investment Management Small Cap Growth Fund) or by wiring monies to the custodian bank as outlined above under “Initial Investment by Wire.” Notification must be given to the Fund at 1-877-264-5346 prior to 4:00 p.m., Eastern time, on the business day prior to the wire

14

date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected, which may take up to fifteen calendar days from the purchase date.

Automatic Investment Plan. Additional investments in shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through the Automatic Investment Plan. Investors who would like to participate in the Automatic Investment Plan should call the Transfer Agent at 1-877-264-5346, or complete the appropriate section of the account application. The minimum initial investment for the Automatic Investment Plan is $10,000 for Investor shares and $1,000,000 for Institutional shares. Minimum monthly payments are $100 for Investor shares and $1,000 for Institutional shares, and minimum quarterly payments are $300 and $3,000 respectively.

Retirement Plans/IRA Accounts. A $15.00 retirement custodial maintenance fee is charged per Investor Class IRA account per year. The Adviser may reimburse a portion of this fee, thereby reducing the charge to the retirement investor. For further information as to applications and annual fees, contact the Transfer Agent at (877) 264-5346. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

OTHER PURCHASE INFORMATION

The Company reserves the right, in its sole discretion, to suspend the offering of Institutional and Investor shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund’s total assets and, subject to Board approval, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who may be subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Adviser,

b.	existing and future clients of the Adviser and of Financial Advisers and Planners whose clients already hold shares of the Fund,

c.	employees of the Adviser and their families, and

d.	directors of the Company.

Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to Board approval, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places. In the interest of economy and convenience, certificates for shares will not be issued except at the written request of the shareholder. Certificates for fractional shares, however, will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Adviser, and by their family members, either directly or through their IRAs and by any pension and profit-sharing plan of the Adviser, without being subject to the minimum investment limitation.

15

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Please see “Purchase of Fund Shares” for instructions. Purchase requests not in good order may be rejected.

CUSTOMER IDENTIFICATION PROGRAM

Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

REDEMPTION OF FUND SHARES

You may redeem Institutional and Investor shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem shares of the Fund on days the NYSE is open and through the means described below.

You may redeem Institutional and Investor shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodian). The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption requests should be addressed to Bogle Investment Management Small Cap Growth Fund, c/o PFPC Inc., P.O. Box 9809, Providence, RI 02940, or for overnight delivery to Bogle Investment Management Small Cap Growth Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

•	the share certificates, if issued;

•

a letter of instruction, if required, or a stock assignment specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered;

•

any required Medallion signature guarantees, which are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s), (ii) the redemption request is for $50,000 or more, or (iii) a share transfer request is made. A Medallion signature guarantee is a special signature guarantee that may be obtained from a domestic bank or trust company, broker-dealer, clearing agency or savings association which is a participant in a Medallion signature guarantee program recognized by the Securities Transfer Association. A Medallion imprint or Medallion stamp indicates that the financial institution is a member of a Medallion signature guarantee program and is an acceptable signature guarantor. The three recognized signature guarantee Medallion Programs are Securities Transfer Agent Medallion Program

16

(STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

•	other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to utilize the Telephone Redemption Option, you must indicate that option on your Account Application. Please note that the Telephone Redemption Option is not available for retirement accounts. You may then initiate a redemption of shares by calling the Fund at 1-877-264-5346 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. Shares cannot be redeemed by telephone if share certificates are held for those shares. If the Telephone Redemption Option is authorized, the Fund and its Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Fund or its Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Fund or its Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Fund or its Transfer Agent to be genuine. The Fund and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Fund and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is below $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

INVESTOR CLASS

If you purchased Investor shares through a Shareholder Servicing Agent, you must place all redemption orders for Investor shares through that Shareholder Servicing Agent in accordance with instructions or limitations pertaining to your account with your Shareholder Servicing Agent. Redemption orders for Investor shares are effected at the NAV next determined after the order is received by the Fund’s Transfer Agent. While no redemption fee is imposed by the Fund, Shareholder Servicing Agents may charge your account for redemption services. You should contact your Shareholder Servicing Agent or the Fund’s Transfer Agent for further information regarding redemption of Investor shares, including the availability of wire or telephone redemption privileges, or whether you may elect to participate in a systematic withdrawal plan.

OTHER REDEMPTION INFORMATION

Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

17

If the Company’s Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution in-kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Fund Shares” for instructions. Redemption requests not in proper form may be delayed.

DIVIDENDS AND DISTRIBUTIONS

The Fund declares and pays dividends of substantially all of its net investment income annually. The Fund distributes, at least annually, substantially all net realized capital gains, if any, earned. The Fund will inform shareholders of the amount and nature of all such income or gains.

Dividends are paid in the form of additional shares of the same class of the Fund, unless you have elected prior to the date of distribution to receive payment in cash. Such election, or any revocation thereof, must be made in writing to the Transfer Agent and will become effective with respect to dividends paid after its receipt. Dividends that are otherwise taxable are taxable to you whether received in cash or in additional shares of the Fund. It is anticipated that expenses incurred by each class of shares of the Fund will differ and, accordingly, that the dividends distributed with respect to each class may differ.

TAXES

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

18

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

19

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains and, for distributions attributable to the Fund’s current taxable year ending on August 31, 2008, net short-term capital gains of the Fund. Tax may apply to such capital gain distributions, however, if the recipient’s investment in the Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Fund’s current taxable year ending on August 31, 2008, Fund distributions attributable to U.S.-source interest income of the Fund will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income or gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010.

More information about taxes is contained in the Fund’s SAI.

20

CONSIDERATIONS FOR TAXABLE INVESTORS

Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently — only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher portfolio turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, fund short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed to shareholders as ordinary income. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as IRAs and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

21

BOGLE INVESTMENT MANAGEMENT

SMALL CAP GROWTH FUND

P.O. Box 9809

PROVIDENCE, RI 02940

1-877-264-5346

FOR MORE INFORMATION:

This prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund is available free of charge, upon request, including:

ANNUAL/SEMI-ANNUAL REPORTS

These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings and discuss recent market conditions and economic trends. The annual report includes Fund strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s annual and semi-annual reports to shareholders are not available on the Adviser’s website because a copy may be obtained by calling (877) 264-5346.

STATEMENT OF ADDITIONAL INFORMATION

An SAI, dated December 31, 2007, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund’s Annual and Semi-Annual reports, may be obtained free of charge by calling (877) 264-5346. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus and is legally considered a part of this prospectus. The SAI is not available on the Adviser’s website because a copy may be obtained by calling (877) 264-5346.

SHAREHOLDER INQUIRIES

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: (877) 264-5346.

PURCHASES AND REDEMPTIONS

Call your registered representative or (877) 264-5346.

WRITTEN CORRESPONDENCE

Post Office Address:	Bogle Investment Management Small Cap Growth Fund c/o PFPC Inc., PO Box 9809, Providence, RI 02940
Street Address:	Bogle Investment Management Small Cap Growth Fund c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427

SECURITIES AND EXCHANGE COMMISSION

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811-05518

Bogle Investment Management Small Cap Growth Fund

(an Investment Portfolio of The RBB Fund, Inc.)

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2007

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of two classes, Institutional Class and Investor Class (collectively, the “Shares”), representing interests in the Bogle Investment Management Small Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated December 31, 2007 (the “Prospectus”). A copy of the Prospectus and Annual Report may be obtained free of charge by calling toll-free (877) 264-5346. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. No other part of the Annual Report is incorporated by reference herein.

GENERAL INFORMATION

The Company is an open-end management investment company currently operating twenty-one separate investment companies. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”), and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class and Investor Class representing interests in one diversified portfolio, the Bogle Investment Management Small Cap Growth Fund, which is offered by a Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund’s investment objective is to provide long-term capital appreciation.

The Fund will seek to achieve its objective by investing under normal circumstances, at the time of purchase, at least 80% of the net assets of the portfolio (including borrowings for investment purposes) in the stocks of U.S. companies with market capitalizations under $2.0 billion (“Small Cap Stocks”) that Bogle Investment Management L.P. (the “Adviser”) believes are likely to appreciate more than the Russell 2000® Index. Shareholders will be notified by the Fund sixty days in advance of any change in this policy.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Borrowing Money

As a fundamental policy, the Fund is permitted to borrow to the extent permitted under the 1940 Act and to mortgage, pledge or hypothecate its assets in connection with such borrowings in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33-1/3% of the value of such company’s total assets. However, the Fund currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

Convertible Securities

The Fund may invest in convertible securities, such as convertible debentures, bonds and preferred stock, primarily for their equity characteristics. Convertible securities may be converted into common stock at a specified share price or ratio. Because the price of the common stock may fluctuate above or below the specified price or ratio, the Fund may have the opportunity to purchase the common stock at below market price. On the other hand, fluctuations in the price of the common stock could render the right of conversion worthless.

Equity Swaps

The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s potential exposure, the Fund and its investment adviser believe that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Adviser.

Foreign Securities

In pursuing its investment objective, the Fund’s assets may be invested in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) or Global or European Depositary Receipts (“GDRs” and “EDRs”). During temporary defensive periods, the Fund may also hold short or medium-term interest-bearing instruments or deposits of foreign issuers as described in the prospectus and in this SAI.

ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted. GDRs and EDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. The Fund may invest in ADRs through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Investment in ADRs does not eliminate all the risks inherent in investing in securities of foreign issuers. The market value of these securities is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the ADRs and the underlying securities are quoted. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated change in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Futures

Futures Contracts. The Fund may invest in futures contracts and options on futures contracts (including S&P 500® Index futures, Russell 2000® Index futures, and options on such futures described below). When the Fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Fund enters into the contract. The underlying instrument may be a specified type of security, such as U.S. Treasury bonds or notes.

The majority of futures contracts are closed out by entering into an offsetting purchase or sale transaction in the same contract on the exchange where they are traded, rather than being held for the life of the contract. Futures contracts are closed out at their current prices, which may result in a gain or loss.

If the Fund holds a futures contract until the delivery date, it will be required to complete the purchase and sale contemplated by the contract. In the case of futures contracts on securities, the purchaser generally must deliver the agreed-upon purchase price in cash, and the seller must deliver securities that meet the specified characteristics of the contract.

The Fund may purchase futures contracts as an alternative to purchasing actual securities. For example, if the Fund intended to purchase certain securities but had not yet done so, it could purchase a futures contract in order to lock in current market prices while deciding on particular investments. This strategy is sometimes known as an anticipatory hedge. Alternatively, the Fund could purchase a futures contract if it had cash and short-term securities on hand that it wished to invest in longer-term securities, but at the same time the Fund wished to maintain a highly liquid position in order to be prepared to meet redemption requests or other obligations. In these strategies, the Fund would use futures contracts to attempt to achieve an overall return -- whether positive or negative -- similar to the return from longer-term securities, while taking advantage of potentially greater liquidity that futures contracts may offer. Although the Fund would hold cash and liquid debt securities in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the Fund immediately upon closing out the futures position, while settlement of securities transactions can take several days.

The Fund may sell futures contracts to hedge its other investments against changes in value, or as an alternative to sales of securities. For example, if the Adviser anticipated a decline in the price of a particular security, but did not wish to sell such securities owned by the Fund, it could sell a futures contract in order to lock in a current sale price. If prices subsequently fell, the futures contract’s value would be expected to rise and offset all or a portion of the loss in the securities that the Fund had hedged. Of course, if prices subsequently rose, the futures contract’s value could be expected to fall and offset all or a portion of the benefit to the Fund.

The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor. Thus, a purchase or sale of a futures contract may result in losses or gains in excess of the amount invested in the contract.

Futures margin payments. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit “initial margin” with a futures broker (known as a futures commission merchant, or FCM), when the contract is entered into. Initial margin deposits are equal to a percentage of the contract’s value, as set by the exchange where the contract is traded, and may be maintained in cash or high quality liquid securities. If the value of either party’s position declines, that party will be required to make additional “variation margin” payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments are similar to good faith deposits or performance bonds, unlike margin extended by a securities broker, and initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund’s investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to a return of margin owed to it only in proportion to the amount received by the FCM’s other customers. The Adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the Fund does business.

Correlation of price changes. The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Fund will not match the Fund’s current or anticipated investments. Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund’s investments well. Futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation between the Fund’s investments and its futures positions may also result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, or from imposition of daily price fluctuation limits for futures contracts. The Fund may purchase or sell futures contracts with a greater or lesser value than the securities they wish to hedge or intend to purchase in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Fund’s futures positions are poorly correlated with its other investments, its futures positions may fail to produce anticipated gains or result in losses that are not offset by the gains in the Fund’s other investments.

Liquidity of futures contracts. Because futures contracts are generally settled within a day from the date they are closed out, as compared with a longer settlement period for other types of securities, the futures markets can provide liquidity superior to the securities markets in many cases. Nevertheless, there is no assurance a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, it would prevent prompt liquidation of unfavorable futures positions, and potentially could require the Fund to continue to hold a futures position until the delivery date regardless of changes in its value. As a result, the Fund’s access to other assets held to cover its futures positions could also be impaired.

Index Futures and Related Options. An Index Futures contract is a contract to buy or sell an integral number of units of a stock index (i.e., the Standard & Poor’s 500 Price® Index or the Russell 2000® Index) at a specified future date at a price agreed upon when the contract is made. A unit is the value of the relevant index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an index.

Risks of Futures Transactions. The risks related to the use of futures contracts include: (i) the correlation between movements in the market price of the Fund’s investments (held or intended for purchase) being hedged and in the price of the futures contract may be imperfect; (ii) possible lack of a liquid secondary market for closing out futures positions; (iii) the need for additional portfolio management skills and techniques; and (iv) losses due to unanticipated market movements. Successful use of futures by the Fund is subject to the Adviser’s ability to predict correctly movements in the direction of the market.

Illiquid Securities

The Fund may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Adviser will monitor the liquidity of restricted securities in the Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Investing in Small Capitalization Companies

Investments in small capitalization companies involve greater risk and portfolio price volatility than investments in larger capitalization stocks. Among the reasons for the greater price volatility of these investments are the less certain growth prospects of smaller firms and the lower degree of liquidity in the markets for such securities. Small capitalization companies may be thinly traded and may have to be sold at a discount from current market prices or in small lots over an extended period of time. In addition, these securities are subject to the risk that during certain periods the liquidity of particular issuers or industries, or all securities in these investment categories, will shrink or disappear suddenly and without warning as a result of adverse economic or market conditions, or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Small capitalization companies include “unseasoned” issuers that do not have an established financial history; often have limited product lines, markets or financial resources; may depend on or use a few key personnel for management; and may be susceptible to losses and risks of bankruptcy. Transaction costs for these investments are often higher than those of larger capitalization companies. Investments in small capitalization companies may be more difficult to price precisely than other types of securities because of their characteristics and lower trading volumes.

Investment Company Securities

The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Fund Securities

The Fund may lend its portfolio securities to financial institutions. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreases below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers which the Adviser deems to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. The Fund may not make loans in excess of 33-1/3% of the value of its total assets.

Portfolio Turnover

Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as during the majority of the last ten years.

Although tax considerations should not typically drive investment decisions, the Adviser recommends that all of its investors consider their ability to allocate tax-deferred assets (such as Individual Retirement Accounts (IRA) and other retirement plans) to active strategies, and taxable assets to lower turnover passive strategies, when considering their investment options. Generally, investors will earn better after-tax returns investing tax-advantaged assets in active strategies, while using very low turnover passive strategies for their taxable investments.

The portfolio turnover rate is calculated by dividing the lesser of the Fund’s annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities with maturities at the time of acquisition of one year or less) by the monthly average value of the securities in the portfolio during the year. Under normal market conditions, it is expected that the Fund’s portfolio turnover will range between 100% to 150%.

Put and Call Options

The Fund may purchase and write (sell) put and call options relating to particular securities or to various indices which may or may not be listed on a national securities exchange or issued by the Options Clearing Corporation.

Purchasing Put Options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. The option may give the Fund the right to sell only on the option’s expiration date, or may be exercisable at any time up to and including that date. In return for this right, the Fund pays the current market price for the option (known as the option premium). The option’s underlying instrument may be a security or a futures contract.

The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying instrument at the strike price. If the Fund exercises a put option on a futures contract, it assumes a seller’s position in the underlying futures contract. Purchasing an option on a futures contract does not require the Fund to make futures margin payments unless it exercises the option. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

Put options may be used by the Fund to hedge securities it owns, in a manner similar to selling futures contracts, by locking in a minimum price at which the Fund can sell. If security prices fall, the value of the put option would be expected to rise and offset all or a portion of the Fund’s resulting losses. The put thus acts as a hedge against a fall in the price of such securities. However, all other things being equal (including securities prices) option premiums tend to decrease over time as the expiration date nears. Therefore, because of the cost of the option in the form of the premium (and transaction costs), the Fund would expect to suffer a loss in the put option if prices do not decline sufficiently to offset the deterioration in the value of the option premium. This potential loss represents the cost of the hedge against a fall in prices. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged to the same extent as selling a futures contract.

Purchasing Call Options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). By purchasing a call option, the Fund would attempt to participate in potential price increases of the underlying instrument, with results similar to those obtainable from purchasing a futures contract, but with risk limited to the cost of the option if security prices fall. At the same time, the Fund can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The Fund will purchase call options only in connection with “closing purchase transactions.” The Fund may terminate its position in a call option by entering into a closing purchase transaction. A closing purchase transaction is the purchase of a call option on the same security with the same exercise price and call period as the option previously written by the Fund. If the Fund is unable to enter into a closing purchase transaction, the Fund may be required to hold a security that it might otherwise have sold to protect against depreciation.

Writing Put Options. When the Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract the Fund will be required to make margin payments to an FCM as described above for futures contracts. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Fund may write put options as an alternative to purchasing actual securities. If security prices rise, the Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing Call Options. Writing a call option obligates the Fund to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, as described above, except that writing covered call options generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. At the same time, because the Fund would have to be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, the Fund would give up some ability to participate in security price increases when writing call options.

Combined Option Positions. The Fund may purchase and write options in combination with each other to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Options on Indices/Unlisted Over-the-Counter Options. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

The Fund will engage in unlisted over-the-counter options only with broker-dealers deemed creditworthy by the Adviser. Closing transactions in certain options are usually effected directly with the same broker-dealer that effected the original option transaction. The Fund bears the risk that the broker-dealer will fail to meet its obligations. There is no assurance that the Fund will be able to close an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to do so in connection with the purchase or sale of options.

Risks of Options Transactions. Options trading is a highly specialized activity which entails greater than ordinary investment risk. Options are subject to risks similar to those described above with respect to futures contracts, including the risk of imperfect correlation between the option and the Fund’s other investments and the risk that there might not be a liquid secondary market for the option. In the case of options on futures contracts, there is also a risk of imperfect correlation between the option and the underlying futures contract. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which the Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

Asset Coverage for Futures and Options Positions. The Fund will not use leverage in its options and futures strategies. The Fund will hold securities or other options or futures positions whose values are expected to offset its obligations under the hedge strategies. The Fund will not enter into an option or futures position that exposes the Fund to an obligation to another party unless it owns either (i) an offsetting position in securities or other options or futures contracts or (ii) cash, receivables and short-term debt securities with a value sufficient to cover its potential obligations. The Fund will comply with guidelines established by the Securities and Exchange Commission (“SEC”) with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside cash and liquid securities in a segregated account with its custodian bank in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with similar securities. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Limitations on Futures and Options Transactions. The Company, on behalf of the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act, the Fund will not enter into any commodity futures contract or option on a commodity futures contract for non-hedging purposes if, as a result, the sum of initial margin deposits on commodity futures contracts and related commodity options and premiums paid for options on commodity futures contracts the Fund has purchased would exceed 5% of the Fund’s net assets after taking into account unrealized profits and losses on such contracts, except as may be otherwise permitted under applicable regulations.

The Fund’s limitations on investments in futures contracts and their policies regarding futures contracts and the limitations on investments in options and its policies regarding options discussed above in this SAI, are not fundamental policies and may be changed by the Company’s Board of Directors as regulatory agencies permit.

Repurchase Agreements

The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price. The repurchase price under repurchase agreements generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks and broker/dealers which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider, among other things, whether a repurchase obligation of a seller involves minimal credit risk to the Fund in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations. The Company’s custodian will hold securities subject to repurchase agreements in the Federal Reserve/Treasury book-entry system or by another authorized securities depository. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with its custodian or a qualified sub-custodian, cash, or other liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase.

Rights Offerings and Purchase Warrants

Rights offerings and purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the rights and warrants expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Section 4(2) Paper

“Section 4(2) paper” is commercial paper, which is issued in reliance on the “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act of 1933, as amended. Section 4(2) paper is restricted as to disposition under the federal securities laws and is generally sold to institutional investors such as the Fund which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. See “Illiquid Securities” and Appendix “A” to this SAI for a list of commercial paper ratings.

Short Sales

Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short.

The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund’s net assets. The Fund may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security), or when the Fund wants to sell the security at an attractive current price, but also wishes possibly to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in the Fund’s long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

Short Sales “Against the Box”

In addition to the short sales discussed above, the Fund may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Fund will make short sales against the box for purposes of protecting the value of the Fund’s net assets and will not engage in short sales against the box for speculative purposes.

A short sale against the box will defer recognition of gain for federal income tax purposes only if the Fund subsequently closes the short position by making a purchase of the relevant securities no later than 30 days after the end of the taxable year.

Temporary Investments

The short-term and medium-term debt securities in which the Fund may invest for temporary defensive purposes consist of: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations

The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

When-Issued Securities and Forward Commitments

The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis. These transactions involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), and permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. The Fund’s when-issued purchases and forward commitments are not expected to exceed 25% of the value of its total assets absent unusual market conditions. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.	Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase more than 5% of a Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by a Fund, except that up to 25% of the value of a Fund’s assets may be invested without regard to such limitation.

2.	Borrow money, except to the extent permitted under the 1940 Act or mortgage, pledge or hypothecate any of its assets in connection with any such borrowing except in amounts not in excess of 125% of the dollar amounts borrowed. The 1940 Act permits an investment company to borrow in an amount up to 33 1/3% of the value of such company’s total assets. For purposes of this investment limitation, the entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing.

3.	Purchase any securities which would cause, at the time of purchase, 25% or more of the value of the total assets of the Fund to be invested in the obligations of issuers in any industry, provided that there is no limitation with respect to investments in U.S. government obligations.

4.	Make loans, except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations, may enter into repurchase agreements for securities, and may lend portfolio securities against collateral consisting of cash or securities which are consistent with the Fund’s permitted investments, which is equal at all times to at least 100% of the value of the securities loaned. There is no investment restriction on the amount of securities that may be loaned, except that payments received on such loans, including amounts received during the loan on account of interest on the securities loaned, may not (together with all non-qualifying income) exceed 10% of the Fund’s annual gross income (without offset for realized capital gains) unless, in the opinion of counsel to the Company, such amounts are qualifying income under Federal income tax provisions applicable to regulated investment companies.

5.	Purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions, and except that the Fund may establish margin accounts in connection with its use of options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

6.	Underwrite securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under federal securities laws.

7.	Purchase or sell real estate or real estate limited partnership interests, provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein or in real estate investment trusts.

8.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

9.	Invest in oil, gas or mineral-related exploration or development programs or leases.

10.	Purchase any securities issued by any other investment company, except to the extent permitted by the 1940 Act and except in connection with the merger, consolidation or acquisition of all the securities or assets of such an issuer.

11.	Make investments for the purpose of exercising control or management, but the Fund will vote those securities it owns in its portfolio as a shareholder in accordance with its views.

12.	Issue any senior security, as defined in Section 18(f) of the 1940 Act, except to the extent permitted by the 1940 Act.

13.	Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings as described in Limitation 1 above and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

*    *    *

If a percentage restriction under one of the Fund’s investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the disclosure of the Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Adviser currently makes the Fund’s top ten holdings, sector weightings and portfolio characteristics publicly available on its web site, www.boglefunds.com, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Top 10 Portfolio Holdings and other portfolio characteristics	Quarterly	2 to 3 weeks after the end of each calendar quarter

The scope of the information relating to the Fund’s portfolio that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include the Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian; PFPC Inc., the administrator, accounting agent and transfer agent; the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions and RR Donnelley Financial, the financial printers; and ISS, the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS

Julian A. Brodsky Comcast Corporation 1500 Market Street, 35th Floor Philadelphia, PA 19102 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications); Director, NDS Group PLC (provider of systems and applications for digital pay TV).	21	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Nicholas A. Giordano 1755 Governors Way Blue Bell, PA. 19422 DOB: 03/7/43	Director	Since 2006	Consultant, financial services organizations from 1997 to present.	21	Kalmar Pooled Investment Trust; WT Mutual Fund; Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens); Commerce Bank

Francis J. McKay Fox Chase Cancer Center 333 Cottman Avenue Philadelphia, PA 19111 DOB: 12/06/35	Director	1988 to present	Since 2000, Vice President, Fox Chase Cancer Center (biomedical research and medical care).	21	None

Arnold M. Reichman 106 Pierrepont Street Brooklyn, NY 11201 DOB: 5/21/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	21	None

Mark A. Sargent Villanova University School of Law 299 North Spring Mill Road Villanova, PA 19085 DOB: 4/28/51	Director	Since 2006	Dean and Professor of Law, Villanova University School of Law since July 1997; Member Board of Governors, Financial Industry Regulatory Authority, Inc. (2007-Present).	21	WT Mutual Fund

Marvin E. Sternberg Moyco Technologies, Inc. 200 Commerce Drive Montgomeryville, PA 18936 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	21	Moyco Technologies, Inc.

Robert A. Straniere 300 East 57th Street New York, NY 10022 DOB: 3/28/41	Director	Since 2006	Member, New York State Assembly (1981-2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); and Partner, Kanter-Davidoff (law firm) (2006 to date).	21	Reich and Tang Group (asset management); The Sparx Asia Funds Group (registered investment company)

INTERESTED DIRECTORS[2]

Robert Sablowsky Oppenheimer & Company, Inc. 200 Park Avenue New York, NY 10166 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	21	Kensington Funds (registered investment company)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of PFPC Inc. from January 1987 to April 2002, Chairman and Chief Executive Officer of PFPC Inc. until April 2002, Executive Vice President of PNC Bank, National Association from October 1981 to April 2002, Director of PFPC International Ltd. (financial services) from August 1993 to April 2002, Director of PFPC International (Cayman) Ltd. (financial services) from September 1996 to April 2002; Governor of the Investment Company Institute (investment company industry trade organization) from July 1996 to January 2002; Director of PNC Asset Management, Inc. (investment advisory) from September 1994 to March 1998; Director of PNC National Bank from October 1995 to November 1997; Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	21	Cornerstone Bank

OFFICERS

Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Vice Chairman of the Board, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 7/28/74	Secretary	2007 to present	Since 2005, Vice President and Associate Counsel, PFPC Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	Since 2004	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Accountant Providers) from 2001 to 2002.	N/A	N/A

*	Each Director oversees twenty one portfolios of the Company that are currently offered for sale.
1.	Subject to the Company’s Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Messrs. Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company’s Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company’s Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, two of whom are considered “interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee, a Nominating Committee and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2007.

Executive Committee. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Brodsky, Reichman, Sargent and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2007.

Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. Brodsky, McKay and Sargent. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2007.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two interested Directors and three Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sargent, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee was created on May 23, 2007 by the Company’s Board of Directors and convened once during the fiscal year ended August 31, 2007.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2006.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
DISINTERESTED DIRECTORS
Julian A. Brodsky	None	Over $100,000
Nicholas A. Giordano	None	None
Francis J. McKay	None	Over $100,000
Arnold M. Reichman	None	Over $100,000
Mark A. Sargent	None	None
Marvin E. Sternberg	None	None
Robert A. Straniere	None	$1 - $10,000

INTERESTED DIRECTORS
J. Richard Carnall	None	None
Robert Sablowsky	$50,001 - $100,000 (Investor)	Over $100,000

Directors’ and Officers’ Compensation

Since May 23, 2007 the Company pays each Director at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee, Nominating Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 15, 2006 to May 23, 2007, the Company paid each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. Each Director received a fee of $500 for telephonic Board or Committee meetings lasting one-half hour or less. The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee received an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2007, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director	$38,500	N/A	N/A	$38,500
Nicholas A. Giordano, Director*	$33,267	N/A	N/A	$33,267
Francis J. McKay, Director	$40,500	N/A	N/A	$40,500
Arnold M. Reichman, Director and Chairman	$52,500	N/A	N/A	$52,500
Mark A. Sargent, Director*	$34,267	N/A	N/A	$34,267
Marvin E. Sternberg, Director	$44,500	N/A	N/A	$44,500
Robert A. Straniere, Director*	$40,000	N/A	N/A	$40,000
Interested Directors:
J. Richard Carnall, Director and former Chairman	$40,500	N/A	N/A	$40,500
Robert Sablowsky, Director	$40,500	N/A	N/A	$40,500

Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer	$232,171	N/A	N/A	$232,171
Edward J. Roach, President and Treasurer	$43,000	$4,300	N/A	$47,300

As of December 31, 2006, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee (currently limited to Edward J. Roach). By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

Certain Interests of Independent Director

Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation (“Comcast”). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA (“ML Bank”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank’s obligation as part of the syndicate is limited to $100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. There were no amounts outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2005 through December 31, 2006 (including any predecessor credit facility in effect during such period), based on month-end balances. There was no balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2007. The interest rate on amounts drawn under the credit facility is based upon Comcast’s credit ratings. As of December 1, 2007, the interest rates are (i) for amounts undrawn, London Interbank Offered Rate (“LIBOR”) plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and (iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2005 through December 31, 2006, Merrill Lynch participated as an underwriter in 6 (six) Comcast debt offerings. Merrill Lynch served as a joint book-running manager in 2 (two) of those debt offerings. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from Comcast of approximately $11.8 million. Merrill Lynch also serves as the administrator to Comcast’s stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2005 through December 31, 2006.

CODE OF ETHICS

The Company, the Adviser and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING POLICIES

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs a third party service provider to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and votes such proxies in the manner outlined in the Adviser’s procedures. A copy of the Adviser’s Proxy Voting Guidelines is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-877-264-5346 and by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 11, 2007, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of December 11th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Bogle Small Cap Growth Fund (Investor)	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	470,036.968	7.89%
Bogle Small Cap Growth Fund (Investor)	TULSA & CO PO BOX 3688 TULSA OK 74101-3688	295,774.624	5.00%
Bogle Small Cap Growth Fund (Institutional)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	5,008,191.108	57.71%
Bogle Small Cap Growth Fund (Institutional)	SEI PRIVATE TRUST CO. C/O SUNTRUST ATTN: MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DRIVE OAKS, PA 19456	1,039,088.860	11.97%
Bogle Small Cap Growth Fund (Institutional)	AMA US EQUITY MASTER FUND LP 3801 PGA BLVD STE 555 PALM BEACH GARDENS FL 33410	882,305.883	10.17%
Bogle Small Cap Growth Fund (Institutional)	AMERICAN TRUST CENTER 1151 3RD AVE W DICKINSON ND 58601-3804	612,239.468	7.05%

As of December 11, 2007, Directors and officers as a group owned less than 1% of the outstanding shares of each portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Agreement

The Adviser renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”) dated September 15, 1999. Under the Advisory Agreement, the Adviser is entitled to receive a monthly fee from the Fund calculated at an annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has agreed to limit the Fund’s total operating expenses to the extent that such expenses exceed 1.25% of the Fund’s Institutional Class average daily net assets and 1.35% of the Fund’s Investor Class average daily net assets until December 31, 2008. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. There can be no assurance that the Adviser will continue such waivers indefinitely. John C. Bogle, Jr., the Fund’s portfolio manager (the “Portfolio Manager”), is the President of the Adviser.

Subject to the supervision of the Company’s Board of Directors, the Adviser will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund.

The Adviser will pay all expenses incurred by it in connection with its activities under the Advisory Agreement. The Fund bears all of its own expenses not specifically assumed by the Adviser. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the expenses listed in the Prospectus and the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) expenses of organizing the Company that are not attributable to a class of the Company; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law;

(d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; and (g) the cost of investment company literature and other publications provided by the Company to its directors and officers. Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

Under the Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Fund’s investment advisory agreement may be reviewed in the Fund’s annual report to shareholders dated August 31, 2007, which may be obtained by calling (877) 264-5346 or visiting the SEC’s website at www.sec.gov.

The advisory fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Advisory Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2007	$3,419,486	$147,902	$0
August 31, 2006	$3,319,987	$134,131	$0
August 31, 2005	$2,894,444	$202,351	$0

The Advisory Agreement provides that the Adviser shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund. The Adviser may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

The Advisory Agreement further provides that no public reference to, or description of, the Adviser or its methodology or work shall be made by the Company, whether in the Prospectus, this SAI or otherwise, without the Adviser’s prior written consent, which consent shall not be unreasonably withheld. In each case, the Company has agreed to provide the Adviser a reasonable opportunity to review any such reference or description before being asked for such consent.

Portfolio Manager

Description of Compensation. The Fund’s Portfolio Manager receives a base salary, a retirement plan contribution, a bonus and profit distributions from his ownership stake in the Adviser. Compensation and bonus is based on the Adviser’s overall profitability. The Adviser’s profitability, and thus compensation from its profit distributions, is directly related to the Adviser’s investment performance for accounts with performance-based fees (most accounts, all strategies), as well as assets under management. Base salary and bonuses are determined annually based on a series of factors including investment performance and the Adviser’s profitability. An annual retirement plan contribution is based on a fixed percentage of total annual salary and bonus.

Material Conflicts of Interest. The Adviser does not trade any proprietary accounts; however, the Portfolio

Manager does have an economic interest in several of the accounts managed by the Adviser, either through direct ownership or through performance fees. Therefore, the Adviser has policies in place to ensure that accounts in which the Portfolio Manager holds an interest (either directly or through a potential performance fee) are not favored over other accounts. This conflict is mitigated in the following ways: (1) equitable, well documented trade allocation procedures; (2) daily performance monitoring and risk tracking; (3) broad direct ownership by the Portfolio Manager in all four of the Adviser’s investment strategies; (4) performance-based fees in accounts that represent all four of the Adviser’s investment strategies; and (5) ownership and compensation policies based on the success of the overall Adviser, not just a specific investment strategy.

Other Accounts. The table below discloses accounts, other than the Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of the Fund’s most recently completed fiscal year ended August 31, 2007.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets		# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
John C. Bogle, Jr.	Registered Investment Companies:	0	$0		0	$0
	Other Pooled Investment Vehicles:	5	$1,011	mm	5	$1,011	mm
	Other Accounts:	7	$1,299	mm	3	$260	mm

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by the Portfolio Manager in the Fund as of August 31, 2007:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
John C. Bogle, Jr.	Over $1,000,000

Custodian Agreements

PFPC Trust Company (“PFPC Trust”), 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, serves as custodian of the Fund’s assets pursuant to a custodian agreement between PFPC Trust and the Company dated as of August 16, 1988 and supplemented for the Fund on September 15, 1999, as amended (the “Custodian Agreement”). Under the Custodian Agreement, PFPC Trust (a) maintains a separate account or accounts in the name of the Fund, (b) holds and transfers portfolio securities on account of the Fund, (c) accepts receipts and makes disbursements of money on behalf of the Fund, (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio securities and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. PFPC Trust is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust remains responsible for the performance of all its duties under the Custodian Agreement and holds the Company harmless from the acts and omissions of any sub-custodian. For its services to the Fund under the Custodian Agreement, PFPC Trust receives a fee calculated at 0.03% of the Fund’s average daily net assets, subject to a minimum monthly fee of $1,500.

Transfer Agency Agreements

PFPC Inc. (“PFPC”), with corporate offices at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as the transfer and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement dated November 5, 1991, as supplemented for the Fund on September 15, 1999 (collectively, the “Transfer Agency

Agreement”). Under the Transfer Agency Agreement, PFPC (a) issues and redeems Shares of the Fund, (b) addresses and mails all communications by the Fund to record owners of Shares of the Fund, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders, (c) maintains shareholder accounts and, if requested, sub-accounts and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund. For its services to the Fund under the Transfer Agency Agreement, PFPC receives a monthly fee, dependent upon the account type, at the annual rate of $10 to $18 per account for the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2007, the Fund held the following securities:

Broker Dealer	Value
Cowen Group, Inc.	$1,152,756

PFPC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in the Fund. In addition, PFPC provides services relating to the implementation of the Company’s Customer Identification Program, including the verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Services Agreement

PFPC also serves as the Fund’s administrator and fund accounting agent pursuant to an Administration and Accounting Services Agreement dated as of September 15, 1999, (the “Administration Agreement”). PFPC has agreed to calculate the Fund’s net asset value (“NAV”), provide all accounting services for the Fund and assist in related aspects of the Fund’s operations. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of PFPC’s gross negligence. In consideration for providing services pursuant to the Administration Agreement, PFPC receives a fee calculated at an annual rate of 0.115% of the Fund’s average daily net assets, subject to a minimum of $6,250 per month, exclusive of out-of-pocket expenses and pricing charges. PFPC is currently waiving 0.0125% of its annual fee.

The administration and accounting fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administration and Accounting Fees and Expenses (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2007	$401,736	$44,592	$0
August 31, 2006	$387,711	$43,177	$0
August 31, 2005	$350,372	$38,710	$0

The Administration Agreement provides that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it or its duties and obligations thereunder.

On June 1, 2003, the Company entered into a Regulatory Administration Services Agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

The regulatory administration fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Regulatory Administration Fees	Waivers	Reimbursements
August 31, 2007	$41,798	$0	$0
August 31, 2006	$51,381	$0	$0
August 31, 2005	$51,846	$0	$0

Distribution and Shareholder Servicing

PFPC Distributors (the “Underwriter”), whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Fund pursuant to the terms of a distribution agreement dated January 2, 2001 (the “Distribution Agreement”) entered into by PFPC Distributors and the Company. Pursuant to the Distribution Agreement, the Underwriter will use appropriate effort to solicit orders for the sale of Fund shares. The offering of each class’s shares is continuous. No compensation is payable by the Company to the Underwriter for distribution services with respect to the Fund. Pursuant to a Shareholder Services Plan (the “Plan”) and a related Servicing Agreement dated March 1, 2002, the Fund will pay the Adviser a fee calculated at an annual rate not to exceed 0.25% of the average daily net assets of the Fund’s Investor Shares in consideration for certain Shareholder and Administrative Services (as defined below). Services performed by the Adviser include ongoing servicing and/or maintenance of the accounts of shareholders of the Fund’s Investor Class, as set forth in the Plan (“Shareholder Services”), and sub-transfer agency services, subaccounting services or administrative services, as set forth in the Plan (“Administrative Services” and collectively with Shareholder Services, “Services”) including, without limitation, (i) payments reflecting an allocation of overhead and other office expenses of the Adviser related to providing Services; and (ii) payment made to, and reimbursement of expenses of, financial institutions who provide Services to beneficial owners of Investor Shares (“Shareholder Servicing Agents”) including, but not limited to, office space and equipment, telephone facilities, and answering routine inquiries regarding the Fund. Prior to March 1, 2002, the Underwriter performed shareholder services on behalf of the Fund pursuant to the Plan, as described above. The agreement between the Underwriter and the Fund was terminated on February 28, 2002.

The shareholder servicing fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Shareholder Servicing Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2007	$152,286	$0	$0
August 31, 2006	$149,901	$0	$0
August 31, 2005	$130,014	$0	$0

Administrative Services Agent

PFPC Distributors provides certain administrative services to the Institutional and Investor Shares of the Fund that are not provided by PFPC. These services include furnishing corporate secretarial, data processing and clerical services, acting as liaison between the Institutional and Investor Shares of the Fund and various service providers and coordinating the preparation of proxy statements and annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to a monthly fee calculated at the annual rate of 0.15% of the Fund’s average daily net assets. PFPC Distributors is currently waiving fees in excess of 0.02% of the Fund’s average daily net assets.

The administrative services fees, including waivers and reimbursements for the past three fiscal years are as follows:

For the Fiscal Year Ended	Administrative Services Fees (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2007	$71,347	$463,761	$0
August 31, 2006	$69,083	$449,035	$0
August 31, 2005	$61,936	$402,583	$0

FUND TRANSACTIONS

Subject to policies established by the Board of Directors, the Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund. The Adviser has broad supervision over the placement of securities orders for the Fund. The Adviser has the authority to determine the broker-dealer to be used in any securities transaction and the commission rate to be paid. While the primary criteria for all transactions in portfolio securities is the execution of orders at the most favorable net price, numerous additional factors are considered by the Adviser when arranging for the purchase and sale of the Fund’s portfolio securities. These include restrictions imposed by the federal securities laws and the allocation of brokerage in return for certain services and materials described below. In determining the abilities of the broker-dealer to obtain best execution of a particular transaction, the Adviser will consider all relevant factors including the execution capabilities required by the transaction(s), the ability and willingness of the broker-dealer to facilitate the Fund’s portfolio transactions promptly and at reasonable expense, the importance to the Fund of speed, efficiency or confidentiality and the broker-dealer’s apparent familiarity with sources from or to whom particular securities might be purchased or sold, as well as any other matters the Adviser deems relevant to the selection of a broker-dealer for a particular portfolio transaction of the Fund.

When the “best execution” criteria are satisfied, those broker-dealers who supplement the Adviser’s capabilities with research, quotation and consulting services and computer data and software materials may be selected by the Adviser to provide brokerage services.

Ongoing research and market data feeds are critical elements of the Adviser’s investment management process. Accordingly, the Adviser is a significant user of broker-provided products and services which assist the Adviser in carrying out its investment and trading decisions. These products and services may include: trading, research and portfolio management systems and consulting services, seminars, prime brokerage, custody and clearance services, data services, trading consulting, trading and data feeds, proxy research, and trading communication services. In some cases the Adviser acquires research products or services with soft dollars which also have non-research uses. In these cases the Adviser makes a reasonable allocation of the cost of the product or service according to its use. That portion of the product or service which provides administrative or other non-research services is paid for by the Adviser in hard dollars.

For the fiscal year ended August 31, 2007, the Fund paid $12,492.01 in aggregate commissions to brokers on account of research services.

All research services received from broker-dealers to whom commissions are paid are used collectively. There is no direct relationship between commissions received by a broker-dealer from the Fund’s or a particular client’s transactions and the use of any or all of that broker-dealer’s research material in relation to the Fund or that client’s account. The Adviser may pay a broker-dealer’s brokerage commission in excess of that which another broker-dealer might have charged for the same transaction in recognition of research and brokerage related services provided by the broker-dealer. The variations in brokerage commissions are a result of changes in the Fund’s assets, commission rates, and turnover of the Fund’s securities.

The brokerage commissions for the past three fiscal years are as follows:

For the Fiscal Year Ended	Brokerage Commissions
August 31, 2007	$288,188
August 31, 2006	$258,555
August 31, 2005	$365,460

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2007, the Fund held the following securities:

Broker Dealer	Value
Cowen Group, inc..	$1,152,756

The Adviser typically aggregates orders for the purchase and sale of securities for client portfolios including portfolios of the investment partnerships and registered investment companies it advises. In this process, orders for investment partnerships or registered investment companies in which the Adviser or persons associated with the Adviser have an interest may be aggregated with orders for other client portfolios. Securities purchased or proceeds of securities sold through aggregated orders are allocated to the account of each client or fund that bought or sold such securities at the average execution price. If less than the total of the aggregated orders is executed, purchased securities or proceeds will be allocated pro rata among the participating portfolios. Transaction costs for any transaction will be shared pro rata based on each portfolio’s participation in the transaction. The Fund will not purchase securities during the existence of any underwriting or selling group relating to such security of which the Adviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Company’s Board of Directors pursuant to Rule 10f-3 under the 1940 Act.

In no instance will portfolio securities be purchased from or sold to PFPC Distributors, PNC Bank or the Adviser or any affiliated person of the foregoing entities except as permitted by SEC exemptive order or by applicable law.

Corporate debt and U.S. government securities and many micro- and small-cap stocks are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt, micro- or small-cap securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

The Adviser may seek to obtain an undertaking from issuers of commercial paper or dealers selling commercial paper to consider the repurchase of such securities from the Fund prior to their maturity at their original cost plus interest (sometimes adjusted to reflect the actual maturity of the securities), if it believes that the Fund’s anticipated need for liquidity makes such action desirable. Any such repurchase prior to maturity reduces the possibility that the Fund would incur a capital loss in liquidating commercial paper (for which there is no established market), especially if interest rates have risen since acquisition of the particular commercial paper.

In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

PURCHASE AND REDEMPTION INFORMATION

Institutional Class shares of the Fund may be sold to corporations or other institutions such as trusts, foundations or broker-dealers purchasing for the accounts of others. Purchase orders for Investor Class shares may be placed through a financial intermediary. Institutional Class shares and Investor Class shares may also be purchased directly from the Fund at the NAV per share, by mail or by wire.

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Under the 1940 Act, the Fund may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of each of the Company’s Funds are subject to redemption by the Fund, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Internal Revenue Code of 1986, as amended (the “Code”); or (3) if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the NAV of the account falls below $500 as the result of a redemption request. Shareholders will be notified in writing that the value of their account is less than $500 and will be allowed 30 days to make additional investments before the involuntary redemption is processed.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Fund elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than the Distributor), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

The Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 77.873 billion shares have been classified into 118 classes as shown in the table below; however, the Company only has 33 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100	BBB	100
B	100	CCC	100
C (Balanced)	100	DDD (Robeco Boston Partners Institutional Small Cap Value Fund II)	100
D (Tax-Free)	100	EEE (Robeco Boston Partners Investors Small Cap Value Fund II)	100
E (Money)	500	FFF	100
F (Municipal Money)	500	GGG	100
G (Money)	500	HHH	100
H (Municipal Money)	500	III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100
I (Sansom Money)	1,500	JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100

J (Sansom Municipal Money)	500	KKK (Robeco Boston Partners Funds)	100
K (Sansom Government Money)	500	LLL (Robeco Boston Partners Funds)	100
L (Bedford Money)	1,500	MMM (n/i numeric Small Cap Value)	100
M (Bedford Municipal Money)	500	NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
N (Bedford Government Money)	500	OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
O (Bedford N.Y. Money)	500	PPP (Schneider Value Fund)	100
P (RBB Government)	100	QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
Q	100	RRR (Liquidity Fund for Credit Unions)	2,500
R (Municipal Money)	500	SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
S (Government Money)	500	TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
T	500	UUU (Robeco WPG Small Cap Value Fund – Institutional Fund)	50
U	500	VVV (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class)	50
V	500	WWW (Senbanc Fund)	50
W	100	XXX (Robeco WPG Core Bond Fund – Investor Class)	100
X	50	YYY (Bear Stearns CUFS MLP Mortgage Portfolio)	100
		ZZZ (Marvin & Palmer Large Cap Growth Fund)	100
		AAAA (Bear Stearns Ultra Short Income Fund)	50,000
		BBBB (Free Market U.S. Equity Fund)	100
		CCCC (Free Market International Equity Fund)	100
		DDDD (Free Market Fixed Income Fund)	100
		EEEE (Robeco WPG 130/30 Large Cap Core Fund - Investor Class)	100
		FFFF (SAM Sustainable Water Fund – Investor Class)	100
		GGGG (SAM Sustainable Water Fund – Institutional Class)	100
		HHHH (SAM Sustainable Water Fund – Class A)	100
		IIII –(SAM Sustainable Water Fund – Class C)	100
		JJJJ (SAM Sustainable Climate Fund – Investor Class)	100

		KKKK (SAM Sustainable Climate Fund – Institutional Class)	100
		LLLL (SAM Sustainable Climate Fund – Class A)	100
		MMMM (Sustainable Climate Fund – Class C)	100
Y	50	Select (Money)	700
Z	50	Beta 2 (Municipal Money)	1
AA	50	Beta 3 (Government Money)	1
BB	50	Beta 4 (N.Y. Money)	1
CC	50	Principal Class (Money)	700
DD	100	Gamma 2 (Municipal Money)	1
EE	100	Gamma 3 (Government Money)	1
FF (n/i numeric Emerging Growth)	50	Gamma 4 (N.Y. Money)	1
GG (n/i numeric Growth)	50	Bear Stearns Money	2,500
HH (n/i numeric Mid Cap)	50	Bear Stearns Municipal Money	1,500
II (Baker 500 Growth Fund)	100	Bear Stearns Government Money	1,000
JJ (Baker 500 Growth Fund)	100	Delta 4 (N.Y. Money)	1
KK	100	Epsilon 1 (Money)	1
LL	100	Epsilon 2 (Municipal Money)	1
MM	100	Epsilon 3 (Government Money)	1
NN	100	Epsilon 4 (N.Y. Money)	1
OO	100	Zeta 1 (Money)	1
PP	100	Zeta 2 (Municipal Money)	1
QQ (Robeco Boston Partners Institutional Large Cap)	100	Zeta 3 (Government Money)	1
RR (Robeco Boston Partners Investors Large Cap)	100	Zeta 4 (N.Y. Money)	1
SS (Robeco Boston Partners Adviser Large Cap)	100	Eta 1 (Money)	1
TT (Robeco Boston Partners Investors Mid Cap)	100	Eta 2 (Municipal Money)	1
UU (Robeco Boston Partners Institutional Mid Cap)	100	Eta 3 (Government Money)	1
VV (Robeco Boston Partners Institutional All Cap Value)	100	Eta 4 (N.Y. Money)	1
WW (Robeco Boston Partners Investors All Cap Value)	100	Theta 1 (Money)	1
YY (Schneider Capital Small Cap Value)	100	Theta 2 (Municipal Money)	1
ZZ	100	Theta 3 (Government Money)	1
AAA	100	Theta 4 (N.Y. Money)	1

The classes of common stock have been grouped into separate “families.” There are ten families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family, the Bear Stearns Family, the Marvin & Palmer Family, the Abundance Technologies Family and the Sustainable Asset Management Family. The Bedford Family and the Sansom Street Family represents interests in the Money Market Portfolio; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the

Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; the Bear Stearns Family represents interests in two non-money market portfolios; the Marvin & Palmer Family represents interests in one non-money market portfolio; the Abundance Technologies Family represents interests in three non-money market portfolios and the Sustainable Asset Management Family represents interests in two non-money market portfolios.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders collectively owning at least 10% of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities, as defined in the 1940 Act, of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement, distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants, the approval of principal underwriting contracts and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock entitled to vote on the matter voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of a class, series or Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular class, series or Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such class, series or Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such class, series or Fund.

MISCELLANEOUS

Counsel. The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to Shareholders for the fiscal year ended August 31, 2007 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

A-2

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

A-3

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard

A-4

& Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A-5

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A-6

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

A-7

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

A-8

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

A-9

APPENDIX B

BOGLE INVESTMENT MANAGEMENT, L.P.

PROXY VOTING GUIDELINES

It is the policy at Bogle Investment Management, L.P. (BIM), to vote all proxies, where we have been delegated the fiduciary duty to do so, in order to maximize shareholder value and the value of our investments. Whenever there is a conflict between the interests of BIM and the interests of its clients with regards to a proxy vote, it is BIM’s policy to act in the best interest of its clients. The proxy voting guidelines below summarize BIM’s position on various issues of concern to shareholders and investors. In order to facilitate the proxy voting process, we may retain a proxy service provider to assist us with proxy research, vote execution and record keeping. This proxy service provider would coordinate with our prime brokers and our clients’ custodians to ensure that all proxy materials for each client are received and executed on a timely basis. This proxy service provider would also vote the proxies in accordance with our pre-determined policy and in consultation with BIM for non-routine, unusual or controversial issues.

In the case where an outside proxy firm is used and the firm makes vote recommendations, BIM performs due diligence to ensure that these recommendations benefit investors rather than the provider firm's own commercial interests. One of our key criteria in selecting a provider is independence, considering sources of revenue as well as industry reputation. Further, our relationship with our provider is more implementation oriented than recommendation oriented, in that the provider works from a pre-determined set of policies, created by BIM and customized to suit our needs

No set of guidelines can anticipate every issue that may arise. The guidelines are not exhaustive and do not include all potential voting issues or variations on existing issues. Many of the issues and the circumstances of individual companies are different, and there may be instances when we adjust our position and may not vote in strict adherence to these guidelines. Also, in cases where there are no pre-determined policy guidelines, the third party service provider contacts BIM to determine the proper course of action.

As part of our ongoing investment process, our investment professionals may encounter significant corporate developments. As these situations arise, we may adjust votes for specific securities based on the current information.

Portfolio managers are responsible for determining the voting templates and for addressing case-by-case queries.

Our proxy voting guidelines are summarized below, including specific examples of commonly presented items.

B-1

I. GUIDELINES FOR DOMESTIC SECURITIES

Election of the Board of Directors:

We will generally vote for the company’s nominees, provided that the Board maintains a majority of independent directors. We will vote on a case-by-case basis for contested elections.

Classified Board Structure:

We are generally against the adoption of classified board structures, where the board of directors is elected on a staggered basis instead of each director elected annually. We are generally against proposals to declassify boards, unless there are special circumstances where shareholders would benefit from the declassification.

Cumulative Voting:

We are generally against proposals to allow cumulative voting by shareholders.

Supermajority Voting:

We are generally against proposals to require a supermajority for shareholder votes.

Election of Auditors:

Our policies generally support the re-election of auditors unless:

•	An auditor has a financial interest in or association with the company, and is therefore not independent.

•	There is reason to believe that the auditor rendered an opinion that is either inaccurate or not indicative of the company’s financial position

We will review fees paid by a company for non-audit services on a case-by-case basis to determine if they are so excessive as to impair the auditor’s appearance of independence.

Executive Compensation:

We are generally in favor of proposals that link executive compensation to both the company’s long-term performance and to the performance of its peer group, unless such proposals are excessive. We will vote on a case-by-case basis on proposals to reprice options and to institute or amend employee stock purchase plans.

Golden Parachutes:

We are generally for shareholder proposals to require a shareholder vote to approve any plans greater than two times salary and bonus. We will review any proposals to repeal or cancel existing plans on a case-by-case basis.

Poison Pills:

These are anti-takeover provisions that can make it more difficult for an outside party to take control of a company without the approval of the board of directors. We are generally for any shareholder proposals to require a company to submit its poison pill plan for shareholder approval. We will review on a case-by-case basis any proposals to redeem or revise any existing plans.

Common Stock Authorization:

We generally vote for the authorization to increase shares of common stock for routine corporate purposes such as for stock splits or share repurchase programs. Any non-routine issuances or issuances in connection with corporate restructurings are voted on as case-by-case basis.

Preferred Stock:

We generally vote against proposals to create a new class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights – “blank check” stock. We review requests for issuances of preferred stock on a case-by-case basis.

State of Incorporation:

We vote on a case-by-case basis on any proposals to change a company’s state or country of incorporation.

B-2

Corporate Restructurings:

We vote on all mergers, acquisitions, spin-offs, liquidations and any other corporate restructurings on a case-by-case basis.

Social Issues and Corporate Responsibility Issues:

As there are many variations on these types of issues, we evaluate all shareholder proposals individually and vote for each on a case-by-case basis.

II. GUIDELINES FOR INTERNATIONAL SECURITIES

For some of our clients we invest in foreign domiciled securities. For those securities that are incorporated in foreign jurisdictions and are not listed on US securities exchanges or the NASDAQ, protection for shareholders may vary significantly from jurisdiction to jurisdiction. Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders. Corporate governance systems differ country by country. As a result, the foregoing guidelines may not be appropriate under some circumstances for foreign issuers. The funds will vote proxies of foreign issuers in accordance with the foregoing guidelines where applicable, and any exceptions or unusual circumstances will be voted on a case-by-case basis.

B-3

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

of

THE RBB FUND, INC.

PROSPECTUS

December 31, 2007

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

An investment in the Portfolio is not a credit union deposit and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the National Credit Union Administration (“NCUA”) or any other government agency. An investment in the Portfolio involves investment risks, including possible loss of principal.

2

INTRODUCTION3

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO4

FINANCIAL HIGHLIGHTS10

MORE ABOUT THE PORTFOLIO’S INVESTMENTS AND RISKS11

MANAGEMENT OF THE PORTFOLIO16

Investment Adviser16

Portfolio Manager16

Management Fees16

Revenue Sharing Arrangements16

OTHER SERVICE PROVIDERS17

SHAREHOLDER INFORMATION18

Pricing of Portfolio Shares18

Market Timing18

Purchase of Portfolio Shares19

Redemption of Portfolio Shares20

Dividends and Distributions21

Taxes22

FOR MORE INFORMATIONBack Cover

INTRODUCTION

The Bear Stearns CUFS® MLP Mortgage Portfolio (the “Portfolio”) is an open-end, non-diversified investment portfolio of The RBB Fund, Inc. (the “Company”). This Prospectus and the Statement of Additional Information (the “SAI”) incorporated herein relate solely to the Portfolio.

Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) provides investment advisory services to the Portfolio.

Credit Union Financial Services® and CUFS® are both registered trademarks of Wade Charles Barnett and represent the group generally responsible for acting as adviser to BSAM on relevant issues related to credit unions. In addition, CUFS® will provide program education and marketing to prospective and existing credit union clients.

MLP refers to “Managed Leverage Program,” an investment strategy that is a component of an NCUA-approved Pilot Program. MLP is designed to enable credit unions to generate earnings on statutory excess net worth by using a structured asset management program. MLP seeks to use permitted mortgage-related securities, risk management and hedging strategies to attempt to reduce sensitivity to interest rate risk. Although the NCUA approved the Pilot Program, the NCUA does not regulate, insure or guarantee the Portfolio or its investment strategies.

The Portfolio is offered solely to eligible state and federally chartered credit unions. See “Shareholder Information — Purchase of Portfolio Shares.” Shares of the Portfolio (“Shares”) are designed to qualify as eligible investments for federally chartered credit unions pursuant to Part 1757, Sections 107(7), 107(8) and 107(15) of the Federal Credit Union Act (“FCUA”) and Part 703 of the NCUA Rules and Regulations. The NCUA has issued to the Adviser a waiver with respect to the Portfolio from the following provisions of the NCUA Rules and Regulations: Section 703.13(a)-Permissible Investment Activities: Regular way settlement and delivery versus payment; Section 703.15-Prohibited Investment Activities: Adjusted trading or short sales; Section 703.16(a)-Prohibited Investments: Derivatives; and Section 703.16(e)-Prohibited Investments: Other Prohibited Investments (including stripped mortgage-backed securities).

Shares of the Portfolio may or may not qualify as eligible investments for particular state chartered credit unions. You should consult qualified legal counsel to determine whether an investment in Shares of the Portfolio by a particular credit union qualifies as an eligible investment under applicable law.

3

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

Investment Objective

The Portfolio’s primary investment objective is to seek high total return. Preservation of capital is the Portfolio’s secondary investment objective. The Portfolio’s investment objectives are not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Portfolio will provide written notice to shareholders at least 60 days prior to changing either investment objective.

Principal Investment Strategies

Investments

The Portfolio intends to invest all of its assets in obligations authorized by the FCUA or otherwise permitted pursuant to a waiver granted by the NCUA with respect to certain FCUA rules and regulations.

Mortgage-related securities. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities, including:

•	privately-issued mortgage-related securities, rated at the time of purchase in one of the two highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”); and

•	mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises.

Types of mortgage-related securities. The Portfolio may hold various types of mortgage-related securities, including:

•	adjustable rate and fixed rate mortgage pass-through securities;

•	collateralized mortgage obligations (“CMOs”) and other multiclass mortgage-related securities;

•	other securities that are collateralized by or represent direct or indirect interests in mortgage-related securities or mortgage loans;

•	mortgage dollar rolls; and

•

stripped mortgage-backed securities (“SMBS”), including interest only (“IO”) SMBS, inverse floating IO SMBS, and principal only (“PO”) SMBS, as well as other floating rate and inverse floating rate debt instruments.

The Portfolio will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in mortgage-related securities.

The Portfolio may also invest in:

Derivative instruments. The Portfolio will primarily use these derivative instruments to manage or hedge risks associated with its investments in mortgage-related securities. The Portfolio may invest in derivative instruments including:

•	interest rate swaps and total return swaps on indices and sub-indices on instruments otherwise eligible for investment, and options thereon (including swaptions);

•	futures (Treasury, Eurodollar and Federal Funds) and options (including put and call options on financial futures contracts);

•	options on securities otherwise eligible for investment;

•	interest rate caps;

•	interest rate floors; and

•	interest rate collars.

The Portfolio may also invest in derivative instruments for the purpose of generating investment return (which may be considered speculative).

Other investments. The Portfolio may invest in other instruments, including:

•	other U.S. government securities and related custodial receipts;

4

•

U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (but only to the extent permitted under the FCUA and the rules, regulations and interpretations thereunder); and

•	repurchase agreements (to gain investment return) and reverse repurchase agreements (to effectively borrow money).

Investment Strategy

The Adviser seeks high total return consistent with preservation of capital. The Adviser intends to use a wide spectrum of mortgage-related securities, subject to the limitations contained in this Prospectus, in conjunction with hedging instruments and strategies to reduce risk.

Duration. “Duration” refers to the sensitivity of an instrument or portfolio to parallel movements in interest rates. That is, the higher the duration, the greater the sensitivity an instrument or portfolio has to movements in interest rates. “Effective duration” is a measure of duration that incorporates cash flow variability into the analysis and considers the likelihood that a particular security will be called or prepaid prior to maturity based on prevailing interest rates. The longer the effective duration of a security, the more the security is affected by movements in interest rates.

Theoretically, for each 1% parallel increase in interest rates, a security declines in principal value equal to its effective duration with all other factors unchanged. For example, if the effective duration of the Portfolio is two years and interest rates rise 1%, the principal value of the Portfolio could be expected to decrease by approximately 2%. If the effective duration of the portfolio is -2 years and interest rates rise 1%, the principal value of the Portfolio could be expected to increase by approximately 2%.

Generally, the Adviser expects that under normal circumstances, the overall “effective” duration of the Portfolio will be between -2 and +2 years as calculated using the Adviser’s mortgage risk models. Unlike traditional fixed income securities that have a positive effective duration and are expected to appreciate in value as interest rates fall, a negative effective duration may indicate that the Portfolio would be expected to benefit from a rise in interest rates. A negative duration can be caused either by the use of particular classes of securities that benefit from rising interest rates (such as certain interest-only securities) or by the use of hedging techniques that may result in “over-hedging” of the interest-rate risk inherent in the securities being hedged. The Adviser generally intends to minimize the Portfolio’s sensitivity to movements in interest rates, and corresponding fluctuation in the Portfolio’s net asset value. There is no guarantee that the Adviser can successfully protect the Portfolio’s principal value.

Calculating effective duration requires estimates of possible future interest rates, historical and estimated prepayment rates, call options, and other cash flow variables. Estimates of these factors are used in pricing models to calculate effective duration. In computing effective portfolio duration, the Adviser will estimate the duration of obligations that are subject to repayment or redemption by the issuer, taking into account the influence of interest rates on prepayments of mortgages that make up the Portfolio’s holdings. There can be no assurance that estimates will be correct or that models calculating effective duration will be applied or implemented correctly.

There also can be no assurance that the Adviser’s estimation of duration will be accurate or that the duration of the Portfolio will always remain within its maximum target duration.

Convexity. Convexity can be a useful measure of risk. Convexity refers to the relationship between a bond’s duration and changes in interest rates. Generally, convexity may complicate the Adviser’s ability to achieve its goal of maintaining low interest rate sensitivity for the Portfolio, especially during periods of higher interest rate volatility.

For securities with embedded options, there are limitations in relying solely on effective duration as the measure of interest rate risk. Because effective duration is calculated as an average across numerous potential interest rate scenarios, it does not fully describe how duration can change under certain conditions. Callable bonds, such as those for which the issuer has the right but not the obligation to redeem the bonds at a pre-determined price prior to the bond’s maturity, are a common type of security with embedded options. Most mortgage-backed securities also have callable features embedded in them, as the early payment or refinancing of principal by the underlying borrowers may result in the return of principal to the bondholder prior to the scheduled payment date.

“Effective convexity” is a statistic used to help describe the expected sensitivity of an instrument’s duration to interest rate changes. For securities with negative convexity (e.g., many mortgage-related and callable securities), duration tends to underestimate a bond’s price fall for a rise in interest rates, and overestimate a bond’s price rise for a fall in interest rates. For bonds that have greater degrees of negative convexity, model estimates of effective duration tend to be less reliable as a measure of interest rate risk. The Adviser calculates effective convexity to better estimate the Portfolio’s sensitivity to interest rates. The Portfolio’s minimum convexity will be negative 5 (for avoidance of doubt, in measuring convexity, negative 4 is a greater number than negative 5). This limit applies at the time of purchase of new

5

securities in the Portfolio, as market movements may from time to time adversely affect the Portfolio convexity and temporarily push it below the minimum convexity limit. As with model estimates of effective duration, there can be no assurance that models will provide accurate estimates of effective convexity or that they will be applied or implemented correctly.

Maturity. Maturity measures the time until final payment is due. The Portfolio has no restrictions as to the minimum or maximum maturity of any particular security it holds, but intends to maintain the duration range noted above.

Breadth of investment opportunities. While the Adviser expects that the Portfolio’s overall interest rate sensitivity typically will be low, the Portfolio is structured to take advantage of a range of opportunities throughout the universe of mortgage-related securities. The Adviser may identify value in asset classes that have interest-rate sensitivity greater than would ordinarily be acceptable to the Portfolio. The Portfolio may invest in these instruments in conjunction with hedging instruments or with other mortgage securities designed to offset these additional risks. The Adviser intends to use a wide range of mortgage-related securities as part of the strategy. Some of these securities may be very sensitive to changes in interest rates or mortgage prepayment levels. To the extent that the inclusion of certain of these securities would have the impact of increasing interest rate or convexity risk beyond the aggregate portfolio limitations outlined above, securities with offsetting risks or hedging instruments will be used in an attempt to reduce the overall portfolio risks to meet those limitations. Because the investments or hedging instruments may behave in a manner other than that which is expected, there is no guarantee that this strategy will have the desired result.

Short sales. The Portfolio may engage in short-sales of securities. Short sales involve selling securities that the Portfolio does not own and borrowing them for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the Portfolio to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The extent to which the Portfolio engages in short sales will depend upon investment strategy and opportunities. A short sale creates the risk of a theoretically unlimited loss, because the price of the underlying security could theoretically increase without limit, which would increase the cost to the Portfolio of buying the securities to cover its short position. There is no assurance that the Portfolio will maintain its ability to borrow securities sold short. In such a case, the Portfolio may be forced to repurchase the securities in the open market to return to the lender. There can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the open market. Purchasing securities to close out a short position can itself cause the price of the security to rise, which could exacerbate the loss. The technical aspects of borrowing a security for delivery involve degrees of skill in locating a counterparty to lend the security for delivery and assessing the holdings of securities to determine whether the Portfolio may have to repurchase the securities even if credit deterioration has occurred. Using short sales may cause the Portfolio to lose money.

Principal Risks

You may lose money by investing in the Portfolio. An investment in the Portfolio is not a deposit in any credit union and is not insured or guaranteed by the National Credit Union Share Insurance Fund, the NCUA or any other governmental agency. The net asset value of the Portfolio will fluctuate and may decline for extended periods with no guarantee that the Portfolio’s net asset value will return to its prior level. The Portfolio could underperform other possible investments or benchmarks.

The Portfolio’s principal risks include:

•

Fixed Income Securities Risk – The mortgage-related and fixed income securities held by the Portfolio may experience a drop in price that affects the Portfolio’s net asset value. One reason that this may occur is due to changes in interest rates. Other factors may affect the value of fixed income securities and the Portfolio’s share price, such as financial conditions of a particular issuer and general economic conditions. The Portfolio is also subject to the risk that investment grade fixed income securities in which it invests may underperform particular segments of the fixed income markets or the fixed income markets generally.

•

Mortgage Risk – The risk that prepayment of principal on the mortgages underlying a particular security may be faster or slower than estimated and may be sensitive to changes in mortgage interest rates. When underlying interest rates are rising, prepayment of principal tends to slow and will tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, the Portfolio may exhibit additional volatility. This has the tendency to delay the Portfolio’s ability to reinvest principal in higher yielding securities and is known as extension risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected and will tend to shorten the duration of mortgage-related securities. This can reduce the returns of the Portfolio because the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. This is known as

6

prepayment risk. Certain mortgage-related securities, such as PO, IO or inverse floating rate securities, are particularly exposed to prepayment and extension risk. Small changes in mortgage prepayments can significantly impact the cash flow and mortgage value of these securities. The value of POs and IOs may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. An increase in mortgage prepayments of principal may result in significant losses to an IO security. Slower than anticipated prepayments generally adversely affects PO securities. The Portfolio’s share price may be adversely impacted because of its investment in these IO and PO securities.

•

Interest Rate Risk – The risk that during periods of rising interest rates, the Portfolio’s yield (and the market value of its mortgage-related and other fixed income securities) will tend to be lower than prevailing market rates. In periods of falling interest rates, the Portfolio’s yield (and the market value of its mortgage-related and other fixed income securities) will tend to be higher.

•

Credit/Default Risk – The risk that the credit rating of an issuer or guarantor of a security may be lowered or that an issuer or guarantor of a security or the counterparty to a derivative contract or repurchase agreement may default on its payment obligations.

•

Derivatives Risk – The risk that loss may result from the Portfolio’s investments in swaps, futures and options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Portfolio. The Portfolio intends to use derivatives primarily to reduce the risk of its investments in mortgage-related securities or as part of a strategy to reduce exposure to other overall risks, such as interest rate risk, but the Portfolio may also use derivatives as a substitute for taking a position in the underlying asset or to generate additional returns. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. The Portfolio’s investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Portfolio will engage in these transactions to reduce exposure to other risks when they would be beneficial. The Adviser will adopt procedures to identify and manage risks associated with investing in derivatives.

•

Leverage Risk – The risk that loss may result from the Portfolio’s investments in certain leveraged mortgage-related securities and derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Portfolio. Leverage may also arise from the Portfolio’s use of borrowed money for leveraging purposes which may affect adversely the value of its share price. Using leverage in a declining market may cause a greater decline in the value of the Portfolio’s Share price than if the Portfolio were not leveraged. Fluctuations in interest rates on borrowings may reduce the Portfolio’s return or dividends it may pay.

•

Repurchase and Reverse Repurchase Agreements Risk – The risk that the other party to a repurchase or reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio. Reverse repurchase transactions are a form of leverage that may also increase the volatility of the Portfolio’s share price.

•

Short Selling – The risk that the Portfolio’s use of short sales will result in losses. A short sale involves the sale of a security that the Portfolio does not own. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limits, thus increasing the cost to the Portfolio of buying those securities to cover the short position. There can be no assurance that the Portfolio will be able to maintain the ability to borrow securities sold short. There also can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the market. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

•

Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. The Portfolio’s investments in illiquid securities may reduce the returns of the Portfolio because it may be unable to sell the illiquid securities at an advantageous time or price. Liquid securities may also become illiquid because of market events or uncertainties. Portfolios with principal investment strategies that include derivatives or securities with substantial market and/or credit risk may have a greater exposure to liquidity risk. The Portfolio does not intend to invest more than 15% of its net assets in illiquid securities.

•

Market Risk – The risk that the market price of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably depending solely on the market conditions of supply and demand. In such a market, the value of such securities and the Portfolio’s share price may change dramatically. The value of a security may decline due to general market conditions that are not specifically related to a particular issuer such as real or

7

perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest rates or adverse investor sentiment generally. The value of a security also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The Portfolio’s share price or yield may be adversely impacted by market risk.

•

Market Sector Risk – The risk that the Portfolio’s risk level will depend on the market sectors in which the Portfolio is invested. The Portfolio may overweight or underweight certain market sectors, which may cause the Portfolio’s performance to be more or less sensitive to developments affecting those sectors.

•	Management Risk – The risk that a strategy used by the Adviser may fail to produce the intended results.

•

U.S. Government Securities Risk – The risk that the U.S. government will not provide financial support to U.S. government instrumentalities or sponsored enterprises if it is not obligated to do so by law. Some U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Other issuers, however, may be chartered or sponsored by Acts of Congress, although their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

•

Non-Diversification Risk – The Portfolio is non-diversified, meaning that it is permitted to invest more of its assets in fewer issuers than “diversified” mutual funds. Thus, the Portfolio may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

•

Model Risk – The risk that the models used by the Adviser will not accurately predict the price movements or the total return for certain securities or for the Portfolio under certain future market conditions even if those market conditions were accurately predicted ahead of time. This risk may arise because models are applied to tasks for which they are inappropriate, because the market conditions that were used for calibration of such models are no longer useful for predicting future market environments, because assumptions used to generate model output are not robust or accurate, or other reasons associated with the inappropriate or incorrect implementation of such models. Even with the proper use of models, it should be understood that models generally provide estimated risk characteristics (such as effective duration and convexity) over a broad range of market scenarios, and may not be appropriate for particular scenarios that may transpire. There can be no assurance that estimates will be accurate or that the models calculating effective duration or effective convexity will be applied or implemented correctly. Additionally, there can be no assurance that the effective duration of the Portfolio will always remain within its targeted range. There can be no assurance that the Portfolio’s convexity generally will be within the limitations stated above (see “Investment Strategy — Convexity” and “Investment Strategy — Duration”).

Performance Information

As of the date of this Prospectus, the Portfolio has been in operation for less than one calendar year and therefore, no performance is shown for the Portfolio. The Portfolio intends to compare its performance versus the Lehman Brothers U.S. Treasury Bills 1-3 Month Index.

8

Fees and Expenses of the Portfolio

As a shareholder, you pay certain fees and expenses. Total annual Portfolio operating expenses are paid out of Portfolio assets and are reflected in the Portfolio’s price. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

Management Fees	0.48%
Distribution (12b-1) Fees	None
Other Expenses(1)	0.47%

Total Annual Portfolio Operating Expenses	0.95%
Fee Waivers and Expense Reimbursement(2)	0.35%
Net Operating Expenses	0.60%

(1)	Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.

(2)

The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing certain expenses to the extent necessary to limit total annual Portfolio operating expenses to 0.60% of the Portfolio’s average daily net assets. These waivers and/or reimbursements may be terminated by the Adviser at any time.

Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Portfolio remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$61	$268	$491	$1,134

9

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information since the Fund’s inception, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report, which is available upon request (see back cover for ordering instructions).

	For the period December 19, 2006* to August 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.00
Net investment income	0.38
Net realized and unrealized gain (loss) on investments, futures transactions, short sales, and swap agreements	(0.08)

Net increase in net assets resulting from operations	0.30

Dividends to shareholders from:
Net investment income	(0.38)
Net realized capital gains	—

Net asset value, end of period	$9.92

Total investment return(1)	3.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$161,278
Ratio of expenses to average net assets with waivers and expense reimbursements (excluding interest expense)(2)	0.60%
Ratio of expenses to average net assets with waivers and expense reimbursements (including interest expense)(2)	0.78%
Ratio of expenses to average net assets without waivers and expense reimbursements (including interest expense)(2)	0.95%
Ratio of net investment income to average net assets(2)	5.58%
Portfolio turnover rate	259.47	%(3)

*	Commencement of operations.

(1)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Annualized.

(3)	The portfolio turnover rate excluding TBA transactions is 125.15% for the period December 19, 2006 to August 31, 2007.

10

MORE ABOUT THE PORTFOLIO’S INVESTMENTS AND RISKS

The Risk/Return Summary describes the Portfolio’s investment objective and its principal investment strategies and risks. This section provides some additional information about the Portfolio’s investments and certain portfolio management techniques that the Portfolio may use. More information about the Portfolio’s investments and portfolio management techniques, some of which entail risks, is included in the SAI.

More About the Portfolio’s Investments

Mortgage-Related Securities. Mortgage-related securities may be issued by private companies or by government-sponsored entities or agencies of the U.S. government, such as the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. Mortgage-related securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Ginnie Mae is a wholly-owned corporation of the U.S. government.

Mortgage-related securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-related securities. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended, and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs may exhibit more or less price volatility and interest rate sensitivity than other types of mortgage-related obligations, and under certain interest rate and payment scenarios, the Portfolio may fail to recoup fully its investment in certain of these securities regardless of their credit quality.

Stripped mortgage-backed securities (“SMBS”) represent the right to receive payments of interest (“IOs”) or payments of principal (“POs”) on underlying pools of mortgage securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. IOs are particularly subject to prepayment risk. The Portfolio may obtain a below market yield or incur a loss on such instruments. POs are particularly subject to extension risk.

Mortgage instruments, such as SMBS, often employ features that have the effect of leverage. As a result, small changes in interest rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged.

The Portfolio seeks to invest in floating rate debt instruments (“floaters”). While floaters provide a certain degree of protection against rises in interest rates, their yields fall in a decline in interest rates as well. The Portfolio may also invest in inverse floating rate debt instruments (“inverse floaters”). An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The Portfolio may also invest in inverse floating IOs, which are IO securities related to inverse floaters. The Portfolio generally may invest no more than 50% of its total assets at the time of purchase in IO, inverse floating interest only, or PO securities in the aggregate. Within this 50% limit, IO, inverse floating IO and PO securities each will generally be no more than 20% of the Portfolio’s total assets at the time of purchase.

Mortgage Dollar Rolls. The Portfolio may enter into mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Portfolio to the risk that it will lose money if the additional investments do not produce enough income to cover the Portfolio’s dollar roll obligations. In addition, if the Adviser’s prepayment assumptions are incorrect, the Portfolio may have performed better had the Portfolio not entered into the mortgage dollar roll.

U.S. Government Securities. U.S. government securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Treasury obligations include, among other things, the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the Separate Trading of Registered Interest and Principal of Securities program (“STRIPS”).

U.S. government securities have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Custodial Receipts. Interests in U.S. government securities may be purchased in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities or authorities. For certain securities law purposes, custodial receipts are not considered obligations of the U.S. government.

11

Leverage. The Portfolio’s investments in mortgage-related securities may involve the use of leverage. The Portfolio may make margin purchases of securities and, in connection with the purchases, borrow money from banks and other financial institutions for investment purposes. The Portfolio may also engage in selling securities short, which is a form of leverage. Although the use of leverage by the Portfolio may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the use of leverage as an investment strategy will be successful.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Portfolio may enter into repurchase agreements with securities dealers and banks that furnish collateral at least equal in value or market price to the amount of their repurchase obligation. Repurchase agreements are considered to be loans by the Portfolio under the Investment Company Act of 1940, as amended (the “1940 Act”).

If the other party or “seller” defaults, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Portfolio are less than the repurchase price and the Portfolio’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Portfolio could suffer additional losses if a court determines that the Portfolio’s interest in the collateral is not enforceable.

Borrowings and Reverse Repurchase Agreements. The Portfolio can borrow money from banks and other financial institutions, and the Portfolio may enter into reverse repurchase agreements as permitted by law for leverage provided there is asset coverage of at least 300% of the amount borrowed, or for temporary or emergency purposes. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests. The Portfolio may also enter into reverse repurchase agreements when the Adviser believes that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Borrowings and reverse repurchase agreements involve leverage. If the securities held by the Portfolio decline in value while these transactions are outstanding, the net asset value of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the investment return earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Other Investment Companies. The Portfolio may invest in securities of other investment companies subject to the limitations contained in the 1940 Act. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Such other investment companies will have investment objectives, policies and/or restrictions that fall within the criteria set forth in the FCUA, subject to the waiver granted by the NCUA with respect to its rules and regulations.

Inverse Floaters. The Portfolio may invest in inverse floating rate debt securities (“inverse floaters”). The interest rate on inverse floaters resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value. Inverse floaters may present a greater degree of market risk than many types of securities, and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

Bank Obligations. The Portfolio may invest in U.S. dollar-denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion (including obligations issued by foreign branches of such banks) but only to the extent permitted under the FCUA and the rules and regulations thereunder. Bank obligations may include certificates of deposit, bankers’ acceptances, bank notes, deposit notes, and other obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Futures Contracts and Options on Futures Contracts. The Portfolio may purchase and sell Federal Funds, Treasury and Eurodollar futures contracts and may purchase and write put and call options on such futures contracts. Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, securities indices and other financial instruments and indices. The Portfolio may engage in futures transactions on U.S. exchanges.

12

The Portfolio may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Portfolio may also enter into closing purchase and sale transactions with respect to such contracts and options.

Options on Securities. A put option gives the purchaser of the option the right to sell, and the writer (seller) of the option the obligation to buy, the underlying instrument during the option period. A call option gives the purchaser of the option the right to buy, and the writer (seller) of the option the obligation to sell, the underlying instrument during the option period. The Portfolio may write (sell) call and put options and purchase put and call options on any securities in which the Portfolio may invest.

Writing and purchasing options is a highly specialized activity that involves special investment risks. The Portfolio may use options for either hedging purposes, or to seek to increase total return (which is considered a speculative activity). The successful use of options depends in part on the ability of the Adviser to manage future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments or indices on which options are written and purchased and the instruments in the Portfolio, the Portfolio may incur losses that it would not otherwise incur. The use of options can also increase the Portfolio’s transaction costs. Options written or purchased by the Portfolio may be traded on U.S. exchanges or over-the-counter. Over-the-counter options will present greater possibility of loss because of their greater illiquidity and credit risk. The Portfolio may be required to treat as illiquid certain over-the-counter options purchased and securities being used to cover certain written over-the counter options.

When-Issued Securities and Forward Commitments. The Portfolio may purchase when-issued securities and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. When-issued securities are purchased after the announcement of the offering but before the issue date of the securities in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. A forward commitment involves the entering into a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period.

The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the securities to be purchased declines before the settlement date. Conversely, the sale of securities on a forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. Although the Portfolio may purchase securities on a when-issued or forward commitment basis with the intention of acquiring the securities for its portfolio, the Portfolio may dispose of when-issued securities or forward commitments prior to settlement if the Adviser deems it appropriate.

Interest Rate Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars.

•

Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments.

•

Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

•

Options on swaps (“swaptions”) are options to enter into a swap agreement. The Portfolio may also purchase and write (sell) swaptions. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

•	Limits on swaps. The total notional amount of swaps will not exceed 300% of the Portfolio’s net assets.

•

Interest rate caps entitle the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap.

•

Interest rate floors entitle the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

•	Interest rate collars combine a cap and a floor that are designed to preserve a certain return within a predetermined range of interest rates.

13

The Portfolio may enter into the transactions described above for hedging purposes or to seek to increase total return. The use of swaps, swaptions, and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values and interest rates, the investment performance of the Portfolio would be less favorable than it would have been if these investment techniques were not used.

Short Sales. The Portfolio may engage in short-sales of securities. A short sale is a sale by the Portfolio of a security which has been borrowed from a third party on the expectation that the market price will decline. If the price of the security drops, the Portfolio will make a profit by purchasing the security in the market at a lower price than the price at which it sold the security. If the price of the security rises, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss to the Portfolio.

Temporary Investments. The Portfolio may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions in all types of money market securities. If the Portfolio were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Investment Risks

The following provides additional information about the principal risks of investing in the Portfolio.

Risks of Fixed Income Securities. These risks include interest rate risk and credit risk. In general, interest rate risk involves the risk that when interest rates decline, the market value of fixed income securities tends to increase (although many mortgage-related securities will have less potential than other debt securities for capital appreciation during periods of declining rates). Conversely, when interest rates increase, the market value of fixed income securities tends to decline. Credit risk involves the risk that the issuer could default on its obligations, and the Portfolio will not recover its investment.

Risks of Mortgage and Related Investments. Mortgage-related securities are particularly exposed to prepayment and extension risks. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (prepayment risk) or lengthen (extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. Small changes in mortgage prepayments can significantly impact the cash flow and the market value of mortgage-related securities. A change in the prepayment rate can result in losses to investors. In addition, particular securities may be leveraged such that their exposure (i.e., price sensitivity) to interest rate and/or prepayment risk is magnified.

The yields on stripped mortgage-backed securities that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-related securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The market value of stripped mortgage-backed securities consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. Total return may fluctuate in rising interest rate environments and create greater price volatility. The yield to maturity on an interest-only security is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities.

Call Risk. The risk that an issuer or borrower will exercise its right to pay principal on an obligation held by the Portfolio earlier than expected. Issuers are more likely to exercise these rights during periods of declining interest rates, because they may be able to issue new lower-coupon instruments. The Portfolio may receive unscheduled prepayments of principal before the security’s maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Portfolio this means a loss of anticipated interest, and a portion of its principal investment represented by any premium that the Portfolio may have paid. Under these circumstances, the Portfolio may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. For mortgage-related securities, the early prepayment of principal by all or a portion of the borrowers underlying a mortgage security is functionally equivalent to a full or partial call of the security.

Risks of Derivative Investments. The Portfolio’s transactions, if any, in options, futures, options on futures, options on swaps, swaps and interest rate caps, floors and collars, involve risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the

14

Adviser is incorrect in its expectation of fluctuations in securities prices or interest rates. Markets for derivatives are highly volatile and the use of derivatives may increase the volatility of the Portfolio’s net asset value and may result in substantial losses to the Portfolio. Certain derivative instruments may be illiquid. Although the Portfolio intends to invest in derivative instruments primarily to hedge against mortgage-related security risks and other risks, the Portfolio may invest in derivative instruments for non-hedging purposes (that is, to seek to increase total return). Investing for non-hedging purposes is considered a speculative practice and presents even greater risk of loss.

Credit/Default Risks. The Portfolio expects to purchase securities rated in one of the two highest rating categories by an NRSRO (e.g., Aaa or Aa as rated by Moody’s Investors Service, Inc. or AAA or AA as rated by Standard & Poor’s Rating Group). A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one NRSRO even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Adviser to be of comparable credit quality. A security satisfies the Portfolio’s minimum rating requirement regardless of its relative rating (for example, plus or minus) within a designated major rating category. If a security satisfies the Portfolio’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Portfolio will not be required to dispose of the security. If a downgrade occurs, the Adviser will consider which action, including the sale of the security, is in the best interest of the Portfolio and its shareholders. Debt securities purchased by the Portfolio may include securities issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), banks and other issuers.

Leveraging Risks. The use of leverage by the Adviser may increase the volatility of the Portfolio. Mortgage-related securities in which the Portfolio invests may be leveraged. These leveraged instruments may result in losses to the Portfolio or may adversely affect the Portfolio’s net asset value or total return, because instruments that contain leverage are more sensitive to changes in interest rates. The Portfolio may also use borrowed funds to create leverage. Although the use of leverage by the Portfolio may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and instruments purchased with such proceeds does not cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. In the event of a sudden, precipitous drop in value of the Portfolio’s assets, the Portfolio may not be able to liquidate assets quickly enough to pay off its borrowing. Short sales of securities also involve the use of leverage. Using this investment technique may adversely affect the Portfolio’s net asset value or total return.

To limit leverage risk, the Portfolio will segregate assets determined by the Adviser to be liquid in accordance with procedures established by the Board of Directors, or, when permissible, enter into offsetting transactions, to cover its obligations resulting from its use of derivative instruments. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, it is possible that segregating a large percentage of the Portfolio’s assets could impede portfolio management or its ability to meet redemption requests or other current obligations.

Risks of Illiquid Securities. The Portfolio generally may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities may include:

•	Securities that are not readily marketable

•	Repurchase agreements with a notice or demand period of more than seven days

•	Certain over-the-counter options

•	Certain structured securities

•	Certain swap transactions

•

Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (“144A Securities”).

Investing in 144A securities may decrease the liquidity of the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Portfolio’s securities is available in the SAI.

15

MANAGEMENT OF THE PORTFOLIO

Investment Adviser

BSAM, located at 237 Park Avenue, New York, New York 10017, serves as the Portfolio’s investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and sub-advisory services to open-end investment portfolios, U.S. equity and fixed income separate accounts, and alternative investment vehicles such as hedge funds, private equity funds and fund of funds. As of September 30, 2007, BSAM had approximately $40.95 billion in assets under management.

Subject to the general supervision of the Company’s Board of Directors, the Adviser manages the Portfolio’s investment portfolio and is responsible for the selection and management of all investments of the Portfolio in accordance with the Portfolio’s investment objective and policies.

Portfolio Manager

The Portfolio is managed by a team that is led by Andrew Headley. Mr. Headley, Managing Director at BSAM, is primarily responsible for the day-to-day management of the Portfolio’s investments. Mr. Headley joined BSAM in 2005 as a Portfolio Manager. In this capacity, Mr. Headley oversees all strategy and security selection for the mortgage and asset-backed sectors. Mr. Headley came to BSAM from Fischer Francis Trees & Watts (“FFTW”), where he had worked since 1994. As a portfolio manager for FFTW’s mortgage and broad-market portfolios, Mr. Headley’s responsibilities included asset allocation, portfolio construction and risk management. Mr. Headley was also responsible for security selection within the commercial and residential mortgage-backed securities markets. Mr. Headley graduated summa cum laude from the Wharton School of the University of Pennsylvania with a B.S. in Economics and is a CFA Charterholder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Portfolio.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.48% of the Portfolio’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the Portfolio is available in the Portfolio’s annual report for the period ended August 31, 2007.

The Adviser is voluntarily waiving a portion of its advisory fee and/or reimbursing expenses to the extent necessary to limit total annual Portfolio operating expenses to 0.60% of the Portfolio’s average daily net assets. These waivers and/or reimbursements can be terminated at any time.

Revenue Sharing Arrangements

The Adviser may pay compensation, out of its own assets and not as an expense of the Portfolio, to Bear Stearns & Co., Inc. and other unaffiliated brokers, dealers or other financial intermediaries in connection with the sale or retention of Portfolio shares and/or shareholder servicing. The SAI provides additional information about these revenue sharing arrangements.

16

OTHER SERVICE PROVIDERS

Shareholders

Distribution and Shareholder Services

Principal Underwriter

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Facilitates the distribution of Shares and provides administrative services to the Portfolio's beneficial shareholders.

Transfer Agent and Dividend Disbursing Agent

PFPC Inc.
301 Bellevue Parkway
*Wilmington, DE 19809**

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

**Do not use this address for purchases and redemptions. Please see "Purchase of Portfolio Shares" and "Redemption of Portfolio Shares" sections for further instructions.*

Asset Management

Investment Adviser

Manages the Portfolio's investment activities.

Custodian

PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

Holds the Portfolio's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Portfolio's net asset value.

Portfolio Operations

Administrator and Portfolio Accounting Agent

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services for the Portfolio and calculates the Portfolio's net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

17

SHAREHOLDER INFORMATION

Pricing of Portfolio Shares

Shares of the Portfolio are priced at their net asset value (“NAV”). The Portfolio’s NAV per Share is calculated as follows:

Value of Assets Attributable to the Portfolio
NAV = –	Value of Liabilities Attributable to the Portfolio

Number of Outstanding Shares of the Portfolio

The Portfolio’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open (a “Business Day”). The NYSE is generally open Monday through Friday, except national holidays. The Portfolio will effect purchases or redemptions of shares at the next NAV calculated after receipt of your order in proper form.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days and other portfolio investments (other than shares of other open-end investment companies) are valued by an independent pricing service. When price quotes are not available from such services or are deemed to be unreliable, securities may be fair valued in accordance with procedures adopted by the Company’s Board of Directors.

Relying on prices supplied by independent pricing services, dealers or using fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Portfolio performance and result in dilution in the value of Portfolio shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Portfolio. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Portfolio and its shareholders or would subordinate the interests of the Portfolio and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company’s Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Portfolio in order to assess the likelihood that the Portfolio may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Portfolio. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Portfolio shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

18

Purchase of Portfolio Shares

Portfolio Shares are offered continuously for sale at NAV by PFPC Distributors, Inc. (the “Distributor”). The Portfolio is offered solely to eligible state and federally chartered credit unions.

The minimum initial investment in the Portfolio is $20 million and the minimum subsequent investment is $1 million. The minimum initial and subsequent investment requirement may be reduced or waived from time to time at the Adviser’s discretion. You can only purchase Shares of the Portfolio via Wire on days the NYSE and PNC Bank, N.A. are open.

For purchase information, call 1-800-519-CUFS (2837).

Account. You may open an account by completing and signing an application and providing a list of persons authorized to give instructions to the Transfer Agent on behalf of the shareholder, together with any necessary supporting legal documentation (such as certified resolutions of the shareholder). Shareholders must elect, on the application, whether to permit redemption by telephone, and designate an account for payment of redemption proceeds from telephonic redemptions. You may obtain an application by calling CUFS® at (800) 519-CUFS (2837).

General. You may also purchase Shares of the Portfolio at the NAV per share next calculated after your order is received by PFPC Inc. (the “Transfer Agent”) in good order as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

Initial Investment By Mail. Initial purchase of shares is accomplished by completing the account application and mailing it, together with supporting legal documentation, to the Transfer Agent at the address noted below, together with a check payable to Bear Stearns CUFS® MLP Mortgage Portfolio. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Bear Stearns CUFS® MLP Mortgage Portfolio	Bear Stearns CUFS® MLP Mortgage Portfolio
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9843	101 Sabin Street
Providence, RI 02940-8043	Pawtucket, RI 02860-1427

Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per Share of the Portfolio next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of the Portfolio may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). You must forward a completed application together with necessary supporting documentation to the Transfer Agent at the address noted above under “Initial Investment by Mail” before wiring funds. You must notify the Transfer Agent and CUFS® at (800) 519-CUFS (2837) before 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling CUFS® at (800) 519-CUFS (2837) to be connected with the Transfer Agent. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania

ABA # 0310-0005-3

Account Number 86-1172-4119

F/B/O Bear Stearns CUFS® MLP Mortgage Portfolio

Ref. (Account Registration)

(Fund and Account Number)

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Subsequent Investments. Subsequent investments may be made at any time by purchasing Shares of the Portfolio at its NAV per Share by mailing a check payable to Bear Stearns CUFS® MLP Mortgage Portfolio to the Transfer Agent at the address noted under “Initial Investment by Mail,” or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” You must notify CUFS® and the Transfer Agent at (800) 519-CUFS (2837) before 4:00 p.m., Eastern time, on the wire date. Initial and subsequent purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

19

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Portfolio. The Adviser will monitor the Portfolio’s total assets and may decide to close the Portfolio at any time to new investments or to new accounts. Decisions to close or open the Portfolio are subject to Board approval. If the Portfolio closes to new investments, generally the closed Portfolio would be offered only to certain existing shareholders of the Portfolio and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	persons who already hold Shares of the Portfolio directly or through accounts maintained by brokers by arrangement with the Company, and

b.	existing and future clients of financial advisers and planners whose clients already hold shares of the Portfolio.

Other persons who are shareholders of other funds of the Company are not permitted to acquire shares of the Portfolio by exchange. Distributions to all shareholders of the Portfolio will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Portfolio’s Shares will be made in full and fractional shares of the Portfolio calculated to three decimal places.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. For business entities, partnerships, trusts, or other organizations, the Company may request additional documentation including, but not limited to, certified copies of the corporate resolution, partnership agreement, or trust document, which established the entity’s identity. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Redemption of Portfolio Shares

You may redeem Shares of the Portfolio at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form (as defined below). You can only redeem Shares on days the NYSE and PNC Bank, N.A. are open and through the means described below.

For redemption information, call (800) 519-CUFS (2837).

You may redeem Shares of the Portfolio by mail, or by telephone (with proper authorization). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Portfolio. There is generally no charge for a redemption.

Redemption By Mail. Your redemption requests should be addressed to Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940; for overnight delivery, requests should be addressed to Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	Name of the Portfolio;

b.	Account Number;

c.	Your share certificates, if any, properly endorsed or with proper powers of attorney;

d.	A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

20

e.	Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees that are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.	Other supporting legal documents, if required, in the case of corporations, trusts and other organizations.

Redemption By Telephone. If you are authorized to make redemptions by telephone, a redemption of Shares may be requested by calling CUFS® at (800) 519-CUFS (2837) and you will be connected with the Transfer Agent to place your redemption request. Redemption proceeds will be mailed to the primary registration address unless you provide wire instructions with your authorized instructions. There is no minimum or maximum amount that may be redeemed by phone.

To redeem by telephone, you must elect telephone redemptions in your account application and submit a list of authorized persons. When telephone redemptions are authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be an authorized person of a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Other Redemption Information. Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request; however, redemption proceeds for recently-purchased Portfolio Shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

Generally, redemption proceeds will be paid in cash, unless the Company’s Board of Directors, at its discretion, determines that it would be detrimental to the best interests of the remaining shareholders of the Portfolio to make payment wholly or partly in cash. In such a case, some or all of the redemption proceeds may be paid in kind, which means that the Portfolio will distribute readily marketable securities held by the Portfolio instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities received in redemption of their Shares. The Company has elected, however, to be governed by Rule 18f-1 under the Act; as a result, the Portfolio is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Portfolio unless a shareholder elects otherwise.

The Portfolio will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Portfolio at least annually.

The Portfolio may pay additional distributions and dividends at other times if necessary to avoid U.S. federal tax. The Portfolio’s distributions and dividends, whether received in cash or reinvested in additional Portfolio shares, are subject to U.S. federal income tax.

21

Taxes

Shares of the Portfolio are available only to state and federally chartered credit unions, which the Portfolio expects will be generally exempt from federal and state income taxes. Accordingly, the Portfolio expects that shareholders will not be taxed on Portfolio distributions or on gains on disposition of Shares. Information regarding tax rules affecting the Portfolio is available in the SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE PORTFOLIO’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

22

BEAR STEARNS CUFS® MLP MORTGAGE PORTFOLIO

of

The RBB Fund, Inc.

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bear Stearns CUFS® MLP Mortgage Portfolio is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Portfolio’s investments, describe the Portfolio’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio’s performance during the last fiscal year.

Statement of Additional Information (“SAI”)

An SAI has been filed with the SEC. The SAI, which includes additional information about the Bear Stearns CUFS® MLP Mortgage Portfolio, may be obtained free of charge, along with the annual and semi-annual reports, by calling (800) 519-CUFS (2837). The SAI, as supplemented from time to time, is incorporated in its entirety by reference into this Prospectus (and is legally part of the Prospectus). The SAI is not available on the Adviser’s website but a copy may be obtained by calling (800) 519-CUFS (2837).

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call (800) 519-CUFS (2837). Shareholders can obtain a copy of the Portfolio’s SAI and Annual/Semi-Annual Reports to shareholders by telephoning the Portfolio at (800) 519-CUFS (2837).

Purchases and Redemptions

Call 1-800-519-CUFS (2837).

Written Correspondence

Street Address:

Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PFPC Inc., 101 Sabin Street,

Pawtucket, RI 02860-1427.

P.O. Box Address:

Bear Stearns CUFS® MLP Mortgage Portfolio, c/o PFPC Inc., P.O. Box 9843,

Providence, RI 02940-8043.

Securities and Exchange Commission

You may also view and copy information about the Company and the Portfolios, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NUMBER 811-05518

BEAR STEARNS CUFS®

MLP MORTGAGE PORTFOLIO

Of THE RBB FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2007

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated December 31, 2007 (the “Prospectus”) pursuant to which shares (“Shares”) of the Bear Stearns CUFS® MLP Mortgage Portfolio (the “Portfolio”), a series of The RBB Fund, Inc. (the “Company”) are offered. This SAI is incorporated by reference in its entirety into the Prospectus. Please retain this SAI for future reference.

For a free copy of the Prospectus, please call toll-free 1-800-519-CUFS (2837).

GENERAL INFORMATION

The Company is an open-end management investment company currently operating twenty-one separate portfolios. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one non-diversified portfolio of the Company, which is offered by the Prospectus. Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) serves as the investment adviser to the Portfolio.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Portfolio.

The Portfolio seeks as its primary investment objective high total return; the Portfolio seeks preservation of capital as its secondary investment objective. Under normal circumstances, the Portfolio will invest at least 80% of its net assets (including any borrowings for investment purposes) in mortgage-related securities, including privately-issued mortgage-related securities, rated at the time of purchase in one of the two highest rating categories by a nationally recognized statistical ratings organization (“NRSRO”) and mortgage-related securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises. The Portfolio will notify shareholders in writing at least 60 days prior to changing its policy to invest at least 80% of its net assets in mortgage-related securities.

The Portfolio intends to use derivative instruments primarily to hedge against its positions in mortgage-related securities, but may also use derivative instruments as a substitute for the underlying instrument or to generate additional return (which may be considered speculative).

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Portfolio’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Portfolio’s investment policies and limitations.

Mortgage-Related Securities Generally. The Portfolio may invest in mortgage pass-through securities and multiple-class pass-through securities, such as collateralized mortgage obligations (“CMOs”) and Real Estate Mortgage Investment Conduit (“REMIC”) pass-through or participation certificates as well as other securities collateralized by or representing a direct or indirect interest in mortgage-related securities or mortgage loans. The Portfolio may also invest in certain stripped mortgage-backed securities. Some of these securities may contain “embedded leverage” which can make them more sensitive to small movements in interest rates. There can be no assurance that the Portfolio will not lose money by investing in these securities.

The types of mortgage-related securities in which the Portfolio may invest, and certain risks associated with these securities, are set forth below. The descriptions are general in nature, and do not detail every possible variation in the types of securities that the Portfolio may acquire.

Mortgage Pass-Through Securities. The Portfolio may invest in both government guaranteed and privately issued mortgage pass-through securities that are fixed or adjustable rate. These securities “pass through” the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, not including any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate holders about certain characteristics of the mortgage loans and the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. If there is a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

U.S. government guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks. Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae, Freddie Mac and Federal Home Loan Bank certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae and Freddie Mac certificates are guaranteed by Fannie Mae and Freddie Mac, respectively, each a stockholder-owned corporation chartered by Congress, for full and timely payment of principal and interest on the certificates. Both Fannie Mae and Freddie Mac have a limited ability to borrow from the U.S. Treasury to meet its obligations. Periodically, proposals are introduced in Congress to restrict or eliminate federal sponsorship for Fannie Mae and Freddie Mac with respect to guaranteed mortgage-related securities. The Company cannot predict whether legislation may be proposed or enacted in the future. If such a proposal is enacted, it would likely materially and adversely affect the availability of U.S. government guaranteed mortgage-related securities and the Portfolio’s liquidity and value.

There is always a risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Portfolio may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae, Freddie Mac and Federal Home Loan Banks. The maximum potential liability of the issuers of some U.S. government securities held by the Portfolio may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is therefore possible that these issuers will not have the funds to meet their payment obligations in the future.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs or REMIC certificates may cause some or all of the classes of CMOs or REMIC certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986 (the “Code”), and which invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts although the Portfolio does not intend to invest in residual interests.

The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificate in various ways. In certain structures (known as “sequential pay” CMOs or REMIC certificates), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs or REMIC certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC certificates until all other classes having an earlier final distribution date have been paid in full.

Additional structures of CMOs and REMIC certificates include, among others, “parallel pay” CMOs and REMIC certificates. Parallel pay CMOs or REMIC certificates are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

A wide variety of REMIC certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches (often referred to as “companion” or “support” tranches) tend to have market prices and yields that are much more volatile than other PAC classes.

Privately Issued Mortgage-Related Securities. The Portfolio may invest in mortgage-related securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-related securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans secured by mortgages or deeds of trust creating a first lien on certain residential properties. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.

Because such mortgage-related securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from an NRSRO e.g., Standard and Poor’s Corporation (“S&P”) or Moody’s Investor Services (“Moody’s”), such securities often are structured with one or more types of “credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral. Liquidity protection refers to the payment of cash advances to holders of mortgage-related securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement that arise out of a transaction’s structure include “senior subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-related securities).

The degree of credit enhancement for a particular issue of mortgage-related securities is based on the level of credit risk associated with the particular mortgages in the related pool. Subordination is designed to provide the holders of certificates having a higher payment priority with protection against most losses realized when the remaining unpaid principal balance on a mortgage loan exceeds the amount of proceeds recovered upon the liquidation of that mortgage loan. In general, this loss protection is accomplished by allocating realized losses among the subordinate certificates, beginning with the subordinate certificates with the lowest payment priority, before realized losses are allocated to the senior certificates. If enough losses have accumulated in the trust such that there are no longer any outstanding securities that are subordinate to the particular security that is held, any additional losses may be allocated to that security, thereby diminishing the total return of that security. Because actual losses for a pool of mortgages may be greater than what was projected at time of issuance, there is no guarantee that even the most senior securities issued from a trust will be completely protected from principal loss.

NRSROs are an additional way of measuring some of the risk of investing in privately issued mortgage-related securities. The ratings assigned by an NRSRO to mortgage-related securities address the likelihood of the receipt of all distributions on the underlying mortgage loans by the related certificate holders under the agreements pursuant to which such certificates are issued. An NRSRO’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. An NRSRO’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by an NRSRO to a certificate may not address the remote possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected.

In order to achieve ratings on one or more classes of mortgage-related securities, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate-holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.

A reserve fund related to the senior certificates is another way to minimize the risk of those privately issued mortgage-related securities. The reserve fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the reserve fund reaches a specified amount.

The subordination feature, and a reserve fund, are intended to enhance the likelihood that senior certificate holders will receive the full amount of scheduled monthly payments of principal and interest due to them on a timely basis, and will protect the senior certificate-holders against certain losses. In certain circumstances, however, the reserve fund could be depleted and temporary shortfalls could result. If the reserve fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the reserve fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate holders in proportion to their respective outstanding interests in the mortgage pool.

As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for mortgage-related securities may be provided by mortgage insurance, hazard insurance, by the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by guarantees or a letter of credit, the security is subject to credit risk because of its exposure to an external credit enhancement provider.

Generally, in the event of delinquencies in payments on the mortgage loans underlying the mortgage-related securities, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.

Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.

Stripped Mortgage-Backed Securities. The Portfolio may invest in stripped mortgage-backed securities (“SMBS”), which are multiclass mortgage-related securities, issued or guaranteed by the U.S. government, its agencies or instrumentalities or non-governmental originators. SMBS are structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The class of SMBS receiving all of the interest from the mortgage assets is known as the interest-only, or “IO” class, while the other class receiving all of the principal is known as the principal-only, or “PO” class. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio’s yield to maturity from these securities. The market value of SMBS consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. Although some SMBS may sometimes be referred to as “mortgage derivatives,” these securities are considered a part of mortgage-related securities within the Principal Investment Strategies in the Prospectus for purposes of the Portfolio and are generally not considered “derivatives” for purposes of the Portfolio’s strategies and investment limitations.

Floating Rate and Inverse Floating Rate Securities. The Portfolio may invest in floaters, which are fixed income securities with a floating or variable interest rate that changes when the specified market rate or index, such as the prime rate, changes, or at specified intervals of time. The Portfolio may also invest in inverse floaters, which are fixed income securities that have a coupon rate that varies inversely at a multiple of a designated floating rate. If the designated floating rate rises (typically because interest rates rise), the coupon rate of the inverse floater goes down. Conversely, if the designated floating rate goes down, the coupon rate of the inverse floater increases. Inverse floaters may reflect greater price volatility than fixed rate obligations having similar credit quality and redemption and maturity provisions. Some inverse floater CMOs are extremely sensitive to changes in prepayment rates on the underlying mortgage assets. An inverse floater may be considered “leveraged” if its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher the degree of leverage of an inverse floater, the greater the volatility of its market value.

Furthermore, certain floaters and inverse floaters have additional risk characteristics that may add to their complexity. Some floaters and inverse floaters may have reference rates or indices that lag current interest rates, giving them unique risks. Particularly when other interest rate indices are rising, the coupons on securities that reference lagging rates or indices may pay below market interest rates for some period of time until such a lagging rates catch up with market rates. Additionally, some floating rate securities have caps that prevent the coupon rate from moving in unison with a reference index. As interest rates rise, securities that have lower interest rate caps will tend to depreciate in value relative to similar floating rate securities that have higher caps or no caps.

The Portfolio generally may invest no more than 50% of its total assets at the time of purchase in IO, inverse floating IO or PO securities in the aggregate. Within this 50% limit, IO, inverse floating IO and PO securities each will generally be no more than 20% of the Portfolio’s total assets at the time of purchase.

A number of indices, used alone or in combination, provide the basis for rate adjustments on floating rate securities. Commonly utilized indices include the One-Year, Three-Year and

Five-Year Constant Maturity Treasury rates, the 11th District Federal Home Loan Bank Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year LIBOR, the Three-Month, Six Month or One-Year Treasury Bill rate, the National Median Cost of Funds, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year Constant Maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index (“COFI”), tend to lag behind changes in market rate levels. The degree of volatility in the market value of the Portfolio will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices, and whether the instrument moves with or inversely to the applicable index.

Certain Risks Associated with Investing in Mortgage-Related Securities.

The risks of investing in mortgage-related securities (such as those described above) include the failure of a counter party to meet its commitments, volatility, adverse interest rate changes and the effects of prepayments on mortgage cash flows.

There is also a difference in the yield characteristics of mortgage-related securities from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates. This can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

Volatility and Prepayment. As a result of the potentially greater volatility, if the Portfolio purchases mortgage-related securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from those which were anticipated. A prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Portfolio purchases mortgage-related securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market values. The Adviser may seek to manage these potential risks by investing in a variety of mortgage-related securities and by using certain hedging techniques.

The timing and level of prepayments on a pool of mortgage loans cannot always be accurately predicted. Prepayments are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ equity in the mortgaged properties and servicing decisions). A predominant factor affecting the prepayment rate is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (factoring in the cost of refinancing). Generally, prepayments on mortgage loans increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Portfolio are likely to be greater during a period of declining mortgage interest rates for both adjustable rate mortgage loans and fixed rate mortgage loans. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Portfolio was earning on the mortgage-backed securities that were prepaid or lower than the rate on existing adjustable rate mortgage pass-through securities. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-related securities notwithstanding any direct or indirect governmental or agency guarantee. Due to these factors, there is a risk that mortgage-backed securities can be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates.

Interest Rates and Prepayment. Under certain interest rate and prepayment rate scenarios, the Portfolio may fail to recoup fully its investment in mortgage-related securities notwithstanding any direct or indirect governmental or agency guarantee. When the Portfolio reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, mortgage-related securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many mortgage-related securities. This possibility is often referred to as extension risk. Extending the average life of a mortgage-related security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of mortgage-related securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent the Portfolio from selling such securities it holds at times or prices that it desires.

As most of the Portfolio’s investments will be interest-rate sensitive, the Portfolio’s performance will depend in part upon the Adviser’s ability to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Portfolio, while attempting to reduce the associated risks to the Portfolio’s investment capital. Prepayments may have a disproportionate effect on certain mortgage-backed securities and other multiple class pass-through securities, which are discussed below.

The rate of interest on mortgage-related securities is normally lower than the interest rates paid on the mortgages included in the underlying pool because a portion of the mortgage interest is used to pay the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor. Excess interest retained by the issuer will also decrease the rate of interest available for securitization. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-related securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-related securities and this delay reduces the effective yield to the holder of such securities.

Derivative Debt Securities. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Some derivative debt securities contain “embedded leverage” which may make them more sensitive to even small movements in interest rates. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-related securities.

PAC and targeted amortization class (“TAC”) CMO bonds. PAC and TAC CMO bonds involve less exposure to prepayment, extension and interest rate risk than other mortgage-related securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Nature of Adjustable and Fixed Rate Mortgage Loans

The following is a general description of the adjustable and fixed rate mortgage loans which may be expected to underlie the mortgage-related securities in which the Portfolio may invest. The actual mortgage loans underlying any particular issue of mortgage-related securities may differ materially from those described below.

Adjustable Rate Mortgage Loans (“ARMs”). The Portfolio may invest in ARMs. ARMs included in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. Certain ARMs, however, provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate (cap) or below an applicable lifetime minimum rate (floor) for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments that are more or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. If a monthly payment is insufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to accumulate equity and may increase the likelihood of default by such borrowers. If a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increase, but may result in increased credit exposure and prepayment risks for lenders.

ARMs also have prepayment risk associated with them. The rate of principal prepayments with respect to ARMs has fluctuated in the past. The value of mortgage-related securities that are structured as pass-through mortgage securities that are collateralized by ARMs are less likely to rise during periods of declining interest rates to the same extent as fixed-rate securities. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to the Portfolio. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. The Portfolio may invest in pools of ARMs, which may, but are not required to be, floaters or inverse floaters. If prevailing market interest rates increase or decrease dramatically, the value of the Portfolio’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.

There are a number of indices that provide the basis for rate adjustments on ARMs. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the Three-Month Treasury Bill rate, the 180-Day Treasury Bill rate, rates of longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the One-Month, Three-Month, Six-Month or One-Year London Interbank Offered Rate (“LIBOR”), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds Index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Portfolio will be influenced by the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Fixed Rate Mortgage Loans. The Portfolio may invest in fixed rate mortgage loans. Generally, fixed rate mortgage loans eligible for inclusion in a mortgage pool (the “Fixed Rate Mortgage Loans”) will bear simple interest at fixed annual rates and typically have terms of 15 or 30 years, but may be shorter or longer as new products may appear from time to time and be included for investment. Fixed Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the contractual term of the mortgage note in sufficient amounts to amortize fully principal by maturity, although certain Fixed Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.

Mortgage Dollar Roll Transactions. The Portfolio may enter into mortgage dollar roll transactions in which the Portfolio sells securities for delivery on a specified date and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the Portfolio loses the right to receive principal and interest paid on the securities sold. However, the Portfolio receives the benefit of the “drop” which is the difference between the price received for the securities sold and the lower forward price for the future purchase or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. So long as the benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, then the Portfolio’s performance will be improved by using mortgage dollar rolls. Until the settlement date, the Portfolio will maintain in a segregated account, either with the Portfolio’s custodian or on the books of the Adviser, cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. The Portfolio does not treat mortgage dollar rolls as borrowings. Successful use of mortgage dollar rolls depends on the Adviser’s ability to predict correctly interest rates and mortgage prepayments. If the Adviser is incorrect, the Portfolio may lose money by using mortgage dollar rolls. There is no assurance that mortgage dollar rolls can be successfully employed.

U.S. Government Obligations. The Portfolio may purchase U.S. government securities. Some U.S. government securities (such as U.S. Treasury bills, notes and bonds) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by certain U.S. government agencies, instrumentalities or sponsored enterprises, are supported by (a) the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury; (b) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (c) only the credit of the agency or instrumentality issuing the obligation. Such guarantees of U.S. government securities held by the Portfolio do not, however, guarantee the market value of the shares of the Portfolio. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government securities that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government securities are subject to interest rate risk.

U.S. Treasury securities include the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

Custodial Receipts. The Portfolio may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”). For certain securities law purposes, custodial receipts are not considered U.S. government securities.

Repurchase Agreements. The Portfolio may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Portfolio may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Portfolio enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose the Portfolio to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Portfolio may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Portfolio will sell portfolio securities to dealers in U.S. government securities or members of the Federal Reserve System, with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Portfolio relinquishes may decline below the price the Portfolio must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Portfolio’s outstanding shares.

When the Portfolio enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Investment Company Securities. The Portfolio may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Portfolio’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Portfolio’s total assets with respect to any one investment company and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Such other investment companies will have investment objectives, policies or restrictions that limit their investments to those authorized for federally chartered credit unions under the Federal Credit Union Act.

Bank Obligations. The Portfolio may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances, bank notes, or deposit notes issued by U.S. banks or savings institutions having total assets at the time of purchase in excess of $1 billion (including obligations issued by foreign branches of such banks) to the extent permitted by the Federal Credit Union Act and the Rules and Regulations thereunder.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

When-Issued Purchases and Forward Commitments. To the extent consistent with its investment objective, the Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When the Portfolio agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Portfolio will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Portfolio’s commitments.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Portfolio’s net asset value (“NAV”) starting on the day that the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Portfolio’s assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio’s NAV as long as the commitment remains in effect.

Borrowing. The Adviser intends to borrow for leverage or for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. The Portfolio must maintain asset coverage of at least 300% of the amounts borrowed. Although the principal of such borrowings will be fixed, the Portfolio’s assets may change in value during the time the borrowing is outstanding. The Portfolio expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Portfolio should decline in value while borrowings are outstanding, the NAV of the Portfolio’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Portfolio’s securities. As a result, the Portfolio’s share price may be subject to greater fluctuation until the borrowing is paid off. The Portfolio’s short sales against the box and related borrowing are not subject to the restrictions outlined above.

Restricted and Illiquid Securities. The Portfolio does not intend to invest more than 15% of its net assets in illiquid securities, which are securities that the Adviser believes cannot be disposed of in seven days in the ordinary course of business at the value the securities are held on the Portfolio’s books. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Any security can become illiquid at any time, but generally, illiquid securities could include (but are not limited to): securities that are not readily marketable; repurchase agreements and other agreements with a notice or demand period of more than seven days; securities for which there is no secondary market; certain structured securities and certain swap transactions; certain over-the-counter options such as interest rate caps, floors and collars; and certain restricted securities, such as privately-placed securities, that the Adviser determines are illiquid, based on its review of the trading markets for the specific restricted security. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The Portfolio may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These Rule 144A Securities will not be considered illiquid if the Adviser determines that an adequate trading market exists for the securities. As a result, the Portfolio could hold more illiquid securities during any period in which qualified institutional buyers become uninterested in purchasing Rule 144A Securities.

Normally, Rule 144A Securities are purchased and valued at a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Rule 144A Securities and prevailing supply and demand conditions.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may adversely affect the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Board of Directors has delegated to the Adviser the daily function of determining and monitoring the liquidity of the Portfolio’s securities in accordance with procedures adopted by the Board. The Board exercises its oversight responsibility for liquidity and remains responsible for liquidity determinations.

Securities Lending. The Portfolio may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risks of delay in recovering the securities loaned or even risks of loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Portfolio’s securities will be fully collateralized and marked to market daily.

Market Fluctuation. The market value of the Portfolio’s investments, and thus its net asset value, will change in response to market conditions affecting the value of its portfolio securities. For most fixed income securities, when interest rates decline, the value of fixed rate obligations normally can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations normally can be expected to decline. Other securities in which the Portfolio may invest do not change inverse to interest rates. Certain securities, for structural reasons, behave in the opposite manner and are expected to move in parallel with interest rates. By contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Portfolio may be limited by its objective, investors should be aware that an investment in the Portfolio may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Portfolio, an investment in the Portfolio should not be considered a complete investment program.

Money Market Instruments. The Portfolio may invest a portion of its assets in money market instruments, which are short-term, high-quality debt instruments, for temporary defensive purposes that may include, among other things, U.S. government securities and bank obligations. See “U.S. government Obligations” and “Bank Obligations” above. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Futures Contracts and Options on Futures Contracts. Generally, a futures contract is an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, the Portfolio can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Portfolio, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Portfolio may purchase and sell Federal Funds, Eurodollar and Treasury futures contracts, and purchase and write call and put options on any of such futures contracts to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selections and duration. The Portfolio may also enter into closing purchase and sale transactions with respect to any of such contracts and options. Federal Funds futures contracts are futures contracts based on the simple average of the daily effective federal funds rate during the month of the contract. The effective federal funds rate is a weighted average of all federal funds transactions for a group of federal funds brokers who report to the Federal Reserve Bank of New York each day. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit. Treasury futures are futures contracts to buy or sell the underlying Treasury securities of various maturities. The Portfolio will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Portfolio are traded on U.S. exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Portfolio may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Portfolio proposes to acquire. The Portfolio may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Portfolio’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Portfolio or securities with characteristics similar to those of the Portfolio’s securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Portfolio’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Portfolio may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities the Portfolio owns may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Portfolio enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Portfolio’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Portfolio’s securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Portfolio may take a “long” position by purchasing futures contracts. This would be done, for example, when the Portfolio anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. Additionally, long positions in futures contracts may be used to hedge certain parts of the Portfolio which might be adversely affected by a drop in interest rates.

The acquisition of put and call options on futures contracts will give the Portfolio the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Portfolio obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Portfolio’s assets. By writing a call option, the Portfolio becomes obligated, in exchange for the premium, (upon exercise of the option), to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Portfolio in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Portfolio will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. The Portfolio’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Portfolio will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. The Portfolio will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Portfolio or securities or instruments which it expects to purchase. Except as stated below, the Portfolio’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Portfolio owns or securities purchased to protect the Portfolio against an increase in the price of securities it intends to purchase.

The Portfolio will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the Portfolio to “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures while the futures contracts and options are open. Typically, this means that the Portfolio will establish a segregated account consisting of cash or liquid securities in an amount equal to the aggregate underlying value of such contracts or options. In accordance with applicable federal securities laws, including the 1940 Act, related rules and various SEC and SEC staff positions, with respect to certain kinds of derivatives, the Portfolio must segregate assets. For example, with respect to forwards and futures contracts that are not contractually required to “cash settle”, the Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards, futures and index options that are contractually required to “cash settle”, however, the Portfolio is permitted to set aside liquid assets in an amount equal to the Portfolio’s daily marked-to-market (net) obligations, if any (i.e., the Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash settled forward, futures and index options contracts, the Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. Using leverage involves certain risks. The Portfolio reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Using futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Portfolio’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the Adviser’s expectations regarding movements in securities prices or interest rates are incorrect, the Portfolio may have experienced better investment results without hedging. Using futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Portfolio may benefit from using futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Portfolio than if it had not entered into any futures contracts or options transactions. If there is an imperfect correlation between a futures position and a portfolio position which is intended to be protected, then the desired protection may not be obtained and the Portfolio may be exposed to risk of loss.

Perfect correlation between the Portfolio’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Portfolio’s portfolio investments generally are limited to futures on various financial indices.

Options on Securities. The Portfolio may write call and put options on any securities in which it may invest. The Portfolio may purchase and write such options on securities that are listed on national domestic securities exchanges or traded in the over-the-counter market. A call option written by the Portfolio obligates it to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. The purpose of writing call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing call options for additional income, the Portfolio may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by the Portfolio obligates it to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Portfolio accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

A written call option or put option may be covered by (i) maintaining cash or liquid securities in a segregated account noted on the Portfolio’s records or maintained by the Portfolio’s custodian with a value at least equal to the Portfolio’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Portfolio’s net exposure on its written option position.

The Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option or with a third party by assignment. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction.

The Portfolio would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle the Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Portfolio would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio’s securities. Put options may also be purchased by the Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

Transactions by the Portfolio in options on securities will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that the Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Portfolio may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds that do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option or at any particular time. If the Portfolio is unable to effect a closing purchase transaction with respect to options it has written, the Portfolio will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The Portfolio’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, the Portfolio’s ability to enter such options will be subject to the Portfolio’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets. If the Adviser is incorrect in its expectation of changes in market prices or determination of the correlation between the instruments on which options are written and purchased and the instruments in the Portfolio’s investment portfolio, the Portfolio may incur losses that it would not otherwise incur. Using options can also increase the Portfolio’s transaction costs. The Portfolio intends to use derivative instruments primarily to hedge against its positions in mortgage-related securities, but may also use derivative instruments as a substitute for the underlying instrument or to generate additional return (which may be considered speculative).

Interest Rate Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Portfolio may enter into interest rate and total return swaps and interest rate caps, floors and collars. The Portfolio may also purchase and write (sell) options on swaps, commonly referred to as swaptions.

The Portfolio may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Portfolio may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets as a duration management technique, to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. Generally, however, the Portfolio will enter into interest rate and total return swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total return swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an interest rate or total return swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any.

To the extent that the Portfolio’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Portfolio and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

The Portfolio will not enter into any interest rate or total return swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by S&P or A or P-1 or better by Moody’s or their equivalent ratings, or, if unrated by such rating organization, determined by the Adviser to be of comparable quality.

Using interest rate and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Using a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if these investment instruments were not used.

In addition, these transactions can involve greater risks than if the Portfolio had invested in the reference obligation directly because, in addition to general market risks, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, certain swap transactions may be considered to be illiquid. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement if the swap counterparty defaults or files for bankruptcy protection. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Company’s Board of Directors, is responsible for determining and monitoring the liquidity of the Portfolio’s transactions in swaps, swaptions, caps, floors and collars.

Interest rate swaps and total return swaps on indices and sub-indices on instruments otherwise eligible for investment, and options thereon (including swaptions), futures (Treasury, Eurodollar and Federal Funds) and options (including put and call options on financial futures contracts); option on securities otherwise eligible for investment, interest rate caps, interest rate floors and interest rate collars may constitute derivative instruments. The Portfolio intends to use derivative instruments primarily to hedge against its positions in mortgage-related securities or as part of a strategy to reduce exposure of its investments in mortgage-related securities or as part of a strategy to reduce exposure to other overall risks, such as interest rate risk, but may also use derivative instruments as a substitute for the underlying instrument or to generate additional return (which may be considered speculative).

Zero Coupon Bonds. To the extent consistent with its investment objective, the Portfolio generally may invest in zero coupon bonds, which are debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Zero coupon bonds are used to manage cash flow.

Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Portfolio will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Portfolio may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Portfolio is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Portfolio may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Portfolio. Additionally, the market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. There are no limitations on the length of time that securities may be held by the Portfolio and the Portfolio’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which would be borne by the Portfolio and its shareholders. In addition, a high rate of portfolio turnover rate may result in more taxable distributions and income to shareholders.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Portfolio during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Portfolio’s securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the Portfolio were to write a substantial number of options, which are exercised, the portfolio turnover rate would increase.

Securities of Unseasoned Issuers. The Portfolio may invest in securities of unseasoned issuers, including fixed income securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities generally would not exceed 15% of the Portfolio’s net assets. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The Portfolio may enter into short sales. Short sales are transactions in which the Portfolio sells a security it does not own and borrows the security for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The price of the security when it is replaced may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the

Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Short selling allows the Portfolio to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The extent to which the Portfolio engages in short sales will depend on the Portfolio’s investment strategy and opportunities.

Until the Portfolio replaces a borrowed security in connection with a short sale, the Portfolio will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A short sale creates the risk of a theoretically unlimited loss, because the price of the underlying security could theoretically increase without limit, increasing the cost to the Portfolio to purchase the securities to cover the short position. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Portfolio may be required to pay in connection with a short sale. The Portfolio may purchase call options to provide a hedge against an increase in the price of a security sold short by the Portfolio.

The Portfolio anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of the Portfolio’s net assets.

There can be no assurance that the Portfolio will maintain its ability to borrow securities sold short. In such a case, the Portfolio may be forced to repurchase the securities in the open market to return to the lender. There can be no assurance that the securities necessary to cover a short position will be available for purchase at or near prices quoted in the open market. Purchasing securities to close out a short position can itself cause the price of the security to rise, which could exacerbate the loss. The technical aspects of borrowing security for delivery involves a degree of skill in locating a counterparty to lend the security for delivery and assessing the holdings of securities to determine whether the Portfolio may have to repurchase the securities even if credit deterioration has occurred.

Leverage. Under the 1940 Act, the Portfolio may borrow an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. Although using leverage may create an opportunity to increase the Portfolio’s return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Portfolio’s return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the Portfolio’s return will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for the Portfolio including:

•	the likelihood of greater volatility of the Portfolio’s NAV than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the Portfolio’s return and

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the Portfolio’s NAV than if the Portfolio were not leveraged.

The Portfolio nevertheless may determine to continue to use leverage if the benefits to the Portfolio’s shareholders of maintaining the leveraged position are expected to outweigh the current reduced return.

Non-Diversified Status. Since the Portfolio is “non-diversified” under the 1940 Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, with respect to 50% of its total assets, the Portfolio may invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Portfolio’s total assets, (i) the Portfolio may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Portfolio may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to investments in United States Government securities and regulated investment companies.

INVESTMENT LIMITATIONS

The Portfolio has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Portfolio’s outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of such Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Portfolio. The Portfolio may not:

1.

Borrow money, except the Portfolio may (a) borrow from banks (as defined in the 1940 Act) and enter into reverse repurchase agreements in amounts up to 33 1/3% of the value of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes;

(c) obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) engage in dollar roll transactions which are accounted for as financings. The Portfolio may not mortgage, pledge or hypothecate any assets, except in connection with any permitted borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or 33 1/3% of the value of the Portfolio’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Portfolio will not purchase securities while aggregate borrowings for temporary purposes exceed 5% of the Portfolio’s total assets. Securities held in escrow or separate accounts in connection with the Portfolio’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation. The Portfolio can borrow money from banks and other financial institutions, and the Portfolio may enter into reverse repurchase agreements as permitted by law for leverage provided there is asset coverage of at least 300% of the amount borrowed, or for temporary or emergency purposes. Reverse repurchase agreements involve the sale of securities held by the Portfolio subject to the Portfolio’s agreement to repurchase them at a mutually agreed upon date and price (including interest). These transactions may be entered into as a temporary measure for emergency purposes or to meet redemption requests.

2.	Issue senior securities, except as described above in number 1 or as permitted under the 1940 Act;

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

5.	Purchase or sell commodities or commodity contracts, except that the Portfolio may purchase, sell or enter into options, futures contracts, options on futures contracts, swap agreements and other derivative instruments;

6.	Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in U.S. government obligations, loan participations and assignments, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); under normal circumstances, the Portfolio will invest at least 80% of the value of its net assets (including any borrowings) in mortgage-backed securities.

The Portfolio’s investment objective and strategies described in the Prospectus are not fundamental and may be changed by the Company’s Board of Directors without the approval of the Portfolio’s shareholders upon 60 days’ notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Portfolio, a policy relating to the disclosure of the Portfolio’s securities. The policy relating to the disclosure of the Portfolio’s securities is designed to allow disclosure of portfolio holdings information where necessary to the Portfolio’s operation without compromising the integrity or performance of the Portfolio. It is the policy of the Company that disclosure of the Portfolio’s securities holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Portfolio’s holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The scope of the information relating to the Portfolio that is made available on a website or in its reports may change from time to time without notice. The Adviser or its affiliates may include the Portfolio’s information that has already been made public through a web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the web, the information is disclosed no earlier than the day after the date of posting to the website.

In addition to the 1940 Act requirements, the National Credit Union Administration (“NCUA”) requires the Adviser to provide to existing shareholders of the Portfolio with certain information, including an interest rate “shock test”, portfolio holdings and industry and sector concentrations on a monthly basis, with a 30 day lag time (the “Monthly Disclosure Report”). The Monthly Disclosure Report will be available on a password protected website and/or in a monthly report to be available to existing shareholders. The Adviser will permit qualified prospective investors to access the Monthly Disclosure Report, subject to a confidentiality and non-dissemination agreement. The Adviser may also permit qualified consultants such as Lipper Analytical Service, Inc. Strategic Insight, Morningstar, Moody’s or other such agencies or consultants, or reporters or publications (“third party reviewers”) to access the Monthly Disclosure Report for purposes of evaluating or assessing the Portfolio, or to provide an investment rating concerning the Portfolio. Any such disclosure will be made subject to a confidentiality agreement limiting the use of the Monthly Disclosure Report to a proper purpose. The Monthly Disclosure Report will not be disclosed to any third party reviewer before it is disclosed to existing shareholders and prospective investors who have requested access.

Prospective investors seeking access to the Monthly Disclosure Report must complete an Online Access Application with the Adviser. The Application can be obtained by calling the Adviser at (800) 519-CUFS (2837). Prospective investors must certify that they are a state or federally chartered credit union that is Well Capitalized under Part 702 of the NCUA Rules and Regulations that expects to meet the minimum requirements to invest in the Portfolio. Prospective investors must also agree to maintain the confidentiality of the Monthly Disclosure Report and agree that they will not disclose or transmit the contents of the Monthly Disclosure Report in any manner without the prior written consent of the Adviser. Upon submission of the Access Application, and the Adviser’s verification of the prospective investor’s status, the Adviser will contact the prospective investor to provide a password for access to the Monthly Disclosure Report. The Adviser may terminate access if it is not used, or if it appears to the Adviser to be used improperly.

The Adviser reserves the right to refuse to fulfill any request for portfolio data (including the Monthly Disclosure Report) from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Portfolio.

The Company may distribute or authorize the distribution of information about its portfolio holdings that is not publicly available to the third-party service providers of the Company, which include PFPC Trust Company, the custodian for the Portfolio; PFPC Inc., the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Portfolio’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions and RR Donnelley, the financial printers; and Institutional Shareholder Services Inc. (“ISS”), the Portfolio’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Portfolio. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Portfolio as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Portfolio shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of Portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Portfolio.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS

Julian A. Brodsky Comcast Corporation 1500 Market Street, 35th Floor Philadelphia, PA 19102 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications); Director, NDS Group PLC (provider of systems and applications for digital pay TV).	21	Comcast Corporation; AMDOCS Limited (service provider to telecommuni-cations companies)

Nicholas A. Giordano 1755 Governors Way Blue Bell, PA 19422 DOB: 03/7/43	Director	Since 2006	Consultant, financial services organizations from 1997 to present.	21	Kalmar Pooled Investment Trust; WT Mutual Fund; Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens); Commerce Bank

Francis J. McKay Fox Chase Cancer Center 333 Cottman Avenue Philadelphia, PA 19111 DOB: 12/06/35	Director	1988 to present	Since 2000, Vice President, Fox Chase Cancer Center (biomedical research and medical care).	21	None

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Arnold M. Reichman 106 Pierrepont Street Brooklyn, NY 11201 DOB: 5/21/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	21	None

Mark A. Sargent Villanova University School of Law 299 North Spring Mill Road Villanova, PA 19085 DOB: 4/28/51	Director	Since 2006	Dean and Professor of Law, Villanova University School of Law since July 1997; Member Board of Governors, Financial Industry Regulatory Authority, Inc. (2007-Present)	21	WT Mutual Fund

Marvin E. Sternberg Moyco Technologies, Inc. 200 Commerce Drive Montgomeryville, PA 18936 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	21	Moyco Technologies, Inc.

Robert A. Straniere 300 East 57th Street New York, NY 10022 DOB: 3/28/41	Director	Since 2006	Member, New York State Assembly (1981-2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); and Partner, Kanter-Davidoff (law firm) (2006 to date).	21	Reich and Tang Group (asset management); The Sparx Asia Funds (registered investment company)

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INTERESTED DIRECTORS[2]

Robert Sablowsky Oppenheimer & Company, Inc. 200 Park Avenue New York, NY 10166 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	21	Kensington Funds (registered investment company)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of PFPC Inc. from January 1987 to April 2002, Chairman and Chief Executive Officer of PFPC Inc. until April 2002, Executive Vice President of PNC Bank, National Association from October 1981 to April 2002, Director of PFPC International Ltd. (financial services) from August 1993 to April 2002, Director of PFPC International (Cayman) Ltd. (financial services) from September 1996 to April 2002; Governor of the Investment Company Institute (investment company industry trade organization) from July 1996 to January 2002; Director of PNC Asset Management, Inc. (investment advisory) from September 1994 to March 1998; Director of PNC National Bank from October 1995 to November 1997; Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	21	Cornerstone Bank

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS

Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Vice Chairman of the Board, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 7/28/74	Secretary	2007 to present	Since 2005, Vice President and Associate Counsel, PFPC Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	Since 2004	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Accountant Providers) from 2001 to 2002.	N/A	N/A

*	Each Director oversees twenty one portfolios of the Company that are currently offered for sale.
1.	Subject to the Company’s Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Messrs. Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company’s Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company’s Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, two of whom are considered “interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee, a Nominating Committee and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2007.

Executive Committee. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Brodsky, Reichman, Sargent and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2007.

Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. Brodsky, McKay and Sargent. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2007.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two interested Directors and three Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sargent, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee was created on May 23, 2007 by the Company’s Board of Directors and convened once during the fiscal year ended August 31, 2007.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Portfolio and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2006.

Name of Director	Dollar Range of Equity Securities in the Portfolio	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS

Julian A. Brodsky	None	Over $100,000

Nicholas A. Giordano	None	None

Francis J. McKay	None	Over $100,000

Arnold M. Reichman	None	Over $100,000

Mark A. Sargent	None	None

Marvin E. Sternberg	None	None

Robert A. Straniere	None	$1 - $10,000

INTERESTED DIRECTORS

J. Richard Carnall	None	None

Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Since May 23, 2007 the Company pays each Director at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15,2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee, Nominating Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 15, 2006 to May 23, 2007, the Company paid each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. Each Director received a fee of $500 for telephonic Board or Committee meetings lasting one-half hour or less. The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee received an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company.

For the fiscal year ended August 31, 2007, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:

Julian A. Brodsky, Director	$38,500	N/A	N/A	$38,500

Nicholas A. Giordano, Director	$33,267	N/A	N/A	$33,267

Francis J. McKay, Director	$40,500	N/A	N/A	$40,500

Arnold M. Reichman, Director and Chairman	$52,500	N/A	N/A	$52,500

Mark A. Sargent, Director	$34,267	N/A	N/A	$34,267

Marvin E. Sternberg, Director	$44,500	N/A	N/A	$44,500

Robert A. Straniere, Director	$40,000	N/A	N/A	$40,000

Interested Directors:

J. Richard Carnall, Director and former Chairman	$40,500	N/A	N/A	$40,500

Robert Sablowsky, Director	$40,500	N/A	N/A	$40,500

Officers:

Salvatore Faia, Esquire, CPA Chief Compliance Officer	$232,171	N/A	N/A	$232,171

Edward J. Roach President and Treasurer	$43,000	$4,300	N/A	$47,300

As of December 31, 2006, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee (currently limited to Edward J. Roach). By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

Certain Interests of Independent Director

Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation (“Comcast”). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA (“ML Bank”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank’s obligation as part of the syndicate is limited to $100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. There were no amounts outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2005 through December 31, 2006 (including any predecessor credit facility in effect during such period), based on month-end balances. There was no balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2007. The interest rate on amounts drawn under the credit facility is based upon Comcast’s credit ratings. As of December 1, 2007, the interest rates are (i) for amounts undrawn, London Interbank Offered Rate (“LIBOR”) plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and (iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2005 through December 31, 2006, Merrill Lynch participated as an underwriter in 6 (six) Comcast debt offerings. Merrill Lynch served as a joint book-running manager in 2 (two) of those debt offerings. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from Comcast of approximately $11.8 million. Merrill Lynch also serves as the administrator to Comcast’s stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2005 through December 31, 2006.

CODE OF ETHICS

The Company, the Adviser and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Portfolio to the Adviser, subject to the

Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Portfolio. The Adviser will consider factors affecting the value of the Portfolio’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Portfolio. The Adviser employs ISS, a third party service provider, to assist in the voting of proxies. These procedures have been provided to ISS, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Portfolio voted proxies relating to portfolio securities for the period from commencement of operations through June 30, 2007 is available, without charge, upon request, by calling the Adviser at (800) 519-CUFS (2837) and by visiting the SEC website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 11, 2007, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Portfolio. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of December 11th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Bear Stearns CUFS MLP Mortgage Portfolio Fund	SECURITY SERVICES FCU ATTN KEITH SULTEMEIER 16211 LA CATERA PKWY SAN ANTONIO TX 78256-2419	4,215,559.904	25.75%
Bear Stearns CUFS MLP Mortgage Portfolio Fund	COASTAL FCU ATTN BARRY HOOKS PO BOX 58429 RALEIGH NC 27658-8429	4,084,694.515	24.95%
Bear Stearns CUFS MLP Mortgage Portfolio Fund	OPERATING ENGINEERS LOCAL #3 FCU ATTN JEFF HAMPTON PO BOX 5073 LIVERMORE CA 94551-5073	2,089,712.865	12.76%

Bear Stearns CUFS MLP Mortgage Portfolio Fund	ARIZONA FCU ATTN CHRIS BROADSTONE PO BOX 60070 PHOENIX AZ 85082-0070	1,996,007.984	12.19%
Bear Stearns CUFS MLP Mortgage Portfolio Fund	AMERICAN EAGLE FCU ATTN JOHN CONANT 417 MAIN ST EAST HARTFORD CT 06118-1488	1,994,017.946	12.18%
Bear Stearns CUFS MLP Mortgage Portfolio Fund	T & C FEDERAL CREDIT UNION ATTN WILMA WELLS 2525 TELEGRAPH RD STE 200 BLOOMFIELD HILLS MI 48302-0288	1,986,241.604	12.13%

As of December 11, 2007 the Trustees and Officers owned as a group less than 1% of the Portfolio.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc. (“Bear Stearns”), a publicly-traded Delaware corporation, serves as investment adviser to the Portfolio pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”). Under the Advisory Agreement, BSAM will provide for the overall management of the Portfolio including (i) the provision of a continuous investment program for the Portfolio, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Portfolio, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Portfolio, and (iii) the placement from time to time of orders for all purchases and sales made for the Portfolio. The Adviser will provide the services rendered by it in accordance with the Portfolio’s investment objectives, restrictions and policies stated in the Prospectus and Statement of Additional Information. BSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BSAM in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Agreement.

For its investment advisory services to the Portfolio, BSAM is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.48% of the Portfolio’s average daily net assets. BSAM is voluntarily waiving a portion of its advisory fee and reimbursing certain expenses in order to limit the Portfolio’s total annual portfolio operating expenses to 0.60% of the Portfolio’s average daily net assets. The fee waiver and expense reimbursement are not contractual and can be terminated at any time.

The Portfolio bears its own expenses not specifically assumed by BSAM. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Portfolio include, but are not limited to the expenses listed in the Prospectus and the following (or the Portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Portfolio by the Adviser; (c) filing fees and expenses relating to the registration and qualification of the Company and the Portfolio’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company's directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Portfolio for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy material that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders' and directors' meetings; (o) costs of independent pricing services to value a portfolio's securities; and (p) the costs of investment company literature and other publications provided by the Company to its directors and officers.

On May 24, 2007, the continuation of the Advisory Agreement was approved for a term ending August 16, 2008 by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties. Disclosure relating to the material factors and the conclusions with respect to those factors that formed the basis for the Board of Directors’ approval of the continuation of the Portfolio’s investment advisory agreement may be reviewed in the Portfolio’s annual report to shareholders dated August 31, 2007, which may be obtained by calling (800) 519-CUFS (2837) or by visiting the SEC’s website at www.sec.gov.

For the period December 19, 2006 (commencement of operations) to October 31, 2007, the Fund paid the Advisers $481,417 for investment advisory services and the Adviser waived fees and reimbursed expenses in the amount of $139,578.

The Advisory Agreement is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Portfolio, at any time without penalty, on 60 days’ written notice to BSAM. The Advisory Agreement may also be terminated by BSAM on 60 days’ written notice to the Company. The Advisory Agreement terminates automatically in the event of assignment.

Revenue Sharing Arrangements

The Adviser may pay compensation, out of its own assets and not as an expense of the Portfolio, to Bear Stearns & Co., Inc. (“BSCO”) and other unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Portfolio shares and/or shareholder servicing. For example, the Adviser may pay compensation to BSCO or to Intermediaries for the purpose of promoting the sale of Portfolio shares, maintaining share balances and/or for administrative or shareholder processing services. The payments will not exceed 0.20 percent of the amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Portfolio). The amount of these payments may be different for different Intermediaries. These payments, and the basis upon which an Intermediary receiving these payments compensates its salespersons, could create an incentive for an Intermediary or its salespersons to recommend the Portfolio, based on the amount of compensation paid.

Portfolio Manager

Other Accounts. The table below discloses accounts, as of August 31, 2007, other than the Portfolio, managed by a team led by Andrew Headley, who is primarily responsible for the day-to-day management of the Portfolio.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Andrew Headley, CFA	Other Registered Investment Companies:	0	$0	0	$0

	Other Pooled Investment Vehicles:	0	$0	0	$0

	Other Accounts:	53	$7,635 Million	0	$0

Material Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolio), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Portfolio.

Description of Compensation. Portfolio managers at BSAM are compensated with an annual salary and incentive bonus which is based on the pre-tax performance of the Portfolio. The salary generally accounts for less than half of their total compensation from BSAM. In addition to product performance, they are paid based upon teamwork, asset growth and contribution to the franchise. Product performance for the CUFS MLP Mortgage Portfolio is examined relative to the 1-3 Month Components of the Lehman Brothers U.S. Treasury Bills Index and 1-Month LIBOR. In determining Mr. Headley’s compensation, there is no difference between the method used to determine Mr. Headley’s compensation with respect to the Portfolio and the Other Accounts disclosed above. All officers of BSAM who meet a total minimum compensation level participate in a restricted stock plan and a stock options plan and Mr. Headley is expected to satisfy the minimum compensation levels to participate in BSAM stock plans.

Securities Ownership. The Portfolio Manager does not own any shares of the Portfolio since the Portfolio is only offered to credit unions and not individual investors.

Custodian Agreement

PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 is the custodian of the Portfolio’s assets pursuant to a Custodian Agreement dated August 16, 1988, as amended. Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Portfolio; (b) holds and transfers portfolio securities on account of the Portfolio; (c) accepts receipts and makes disbursements of money on behalf of the Portfolio; (d) collects and receives all income and other payments and distributions on account of the Portfolio’s securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Portfolio’s operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolio, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Portfolio harmless from the acts and omissions of any sub-custodian. For its services to the Portfolio under the Custodian Agreement, PFPC Trust Company receives a fee calculated daily and payable monthly at the annual rate of 0.01% of the first $250 million of the Portfolio’s average gross assets; 0.0075% of the next $250 million of the Portfolio’s average gross assets; and 0.005% of the Portfolio’s average gross assets over $500 million. There is a minimum monthly fee of $1,200 for the Portfolio, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Portfolio. After one year from the implementation of these fees, PFPC Trust Company may adjust its fees once per calendar year, upon thirty days prior written notice in an amount not to exceed the cumulative percentage increase in the Consumer Price Index (CPI-U) U.S. City Average, All items (unadjusted), published by the U.S. Department of Labor since the last such adjustment in the monthly fees (or the implementation of these fees absent a prior adjustment).

Transfer Agency Agreement

PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Portfolio pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which PFPC: (a) issues and redeems shares of the Portfolio; (b) addresses and mails all communications by the Portfolio to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Portfolio. PFPC may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Portfolio under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $25,000 paid monthly, exclusive of out-of-pocket expenses and other charges. PFPC also receives reimbursement of its out-of-pocket expenses and other charges.

PFPC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000—$50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Portfolio’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Portfolio will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

Administration and Accounting Agreement

PFPC serves as administrator to the Portfolio pursuant to an administration and accounting services agreement dated October 17, 2006 (the “Administration Agreement”). PFPC has agreed to furnish to the Portfolio statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Portfolio. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties and to act in good faith in performing services thereunder. PFPC shall be liable only for damages arising out of PFPC’s failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Portfolio, PFPC is entitled to receive a monthly fee calculated at an annual rate of:

•	0.08 % of the Portfolio’s first $250 million of average net assets;

•	0.06% of the Portfolio’s next $250 million of average net assets; and

•	0.04% of the Portfolio’s average net assets in excess of $500 million.

If at any time after the first 12 months of operation on PFPC’s systems, the Portfolio’s average net assets are less than $200 million, a minimum monthly fee of $13,333 will be charged beginning in the second year of operation.

On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Portfolio’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company. For the fiscal year ended August 31, 2007, PFPC received $105,303 in fees from the Fund for these services.

DISTRIBUTION ARRANGEMENTS

Distribution Agreement

PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Portfolio pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the “Distribution Agreement”), for the limited purpose of acting as statutory underwriter to facilitate the registration of the Portfolio’s shares. Pursuant to the Distribution Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of the Portfolio’s shares. Shares of the Portfolio are continuously offered. No compensation is payable by the Company to PFPC Distributors for distribution services with respect to the Portfolio.

Administrative Services Agent

PFPC Distributors provides certain administrative services to the Portfolio that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of May 29, 1998, as supplemented, between the Company and PFPC Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Portfolio and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to receive a fee paid by PFPC from the fees PFPC receives from the Portfolio pursuant to the Administration Agreement. The administrative fees, including waivers and reimbursements for the fiscal year ended August 31, 2007, paid by the Fund to PFPC were $4,012.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for executing portfolio transactions for the Portfolio, subject to policies established by the Board of Directors and applicable rules. Debt and U.S. government securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Portfolio will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

In transactions for securities not actively traded on a securities exchange, the Portfolio will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.

For transactions involving securities actively traded on a securities exchange, in selecting brokers or dealers, the Adviser will consider various relevant factors, including, but not limited to: the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions for the fiscal year ended August 31, 2007 were $39,920.

PURCHASE AND REDEMPTION INFORMATION

Shares of the Portfolio are offered solely to eligible state and federally chartered credit unions and the NCUA may impose restrictions on eligible purchasers. The minimum initial investment in the Portfolio is $20 million and the minimum subsequent investment is $1 million. The minimum initial and subsequent investment requirement may be reduced or waived from time to time at the Adviser’s discretion. You may purchase shares directly by mail or wire. You must complete an account application before sending funds in payment for shares. To purchase shares, call (800) 519-CUFS (2837).

Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request; however, redemption proceeds for recently-purchased Portfolio Shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Portfolio’s shares by making payment in whole or in part in kind, which means that the Company will distribute to the redeeming shareholder securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Portfolio’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act; as a result, the Portfolio is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Portfolio. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in kind.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Portfolio for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or the Portfolio from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Portfolio, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

Shares of the Portfolio are priced at their net asset value (“NAV”). The NAV per Share is calculated as follows:

Value of Assets Attributable to the Portfolio
NAV =	-	Value of Liabilities Attributable to the Portfolio
Number of Outstanding Shares of the Portfolio

The Portfolio’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Currently, the NYSE is closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day and on the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days and other portfolio investments (other than shares of other open-end investment companies) are valued by an independent pricing service. When price quotes are not available from such services or are deemed to be unreliable, securities may be fair valued in accordance with procedures adopted by the Company’s Board of Directors.

Relying on prices supplied by independent pricing services, dealers or using fair valuation involves the risk that the values used by the Portfolio to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

Subject to the approval of the Company’s Board of Directors, the Portfolio may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Portfolio’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company’s Valuation Committee under the direction of its Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Portfolio that are not described in the Prospectus.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

Federal Taxes

The Portfolio qualified during its last taxable year and intends to continue to qualify in each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities,

securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

State and Local Taxes

Although the Portfolio expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Portfolio may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 77.873 billion shares have been classified into 118 classes as shown in the table below; however, the Company only has 33 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100	BBB	100
B	100	CCC	100
C (Balanced)	100	DDD (Robeco Boston Partners Institutional Small Cap Value Fund II)	100
D (Tax-Free)	100	EEE (Robeco Boston Partners Investors Small Cap Value Fund II)	100
E (Money)	500	FFF	100
F (Municipal Money)	500	GGG	100
G (Money)	500	HHH	100
H (Municipal Money)	500	III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100
I (Sansom Money)	1,500	JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100
J (Sansom Municipal Money)	500	KKK (Robeco Boston Partners Funds)	100
K (Sansom Government Money)	500	LLL (Robeco Boston Partners Funds)	100
L (Bedford Money)	1,500	MMM (n/i numeric Small Cap Value)	100
M (Bedford Municipal Money)	500	NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
N (Bedford Government Money)	500	OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
O (Bedford N.Y. Money)	500	PPP (Schneider Value Fund)	100
P (RBB Government)	100	QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
Q	100	RRR (Liquidity Fund for Credit Unions)	2,500
R (Municipal Money)	500	SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
S (Government Money)	500	TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
T	500	UUU (Robeco WPG Small Cap Value Fund – Institutional Fund)	50
U	500	VVV (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class)	50
V	500	WWW (Senbanc Fund)	50
W	100	XXX (Robeco WPG Core Bond Fund – Investor Class)	100
X	50	YYY (Bear Stearns CUFS MLP Mortgage Portfolio)	100
		ZZZ (Marvin & Palmer Large Cap Growth Fund)	100
		AAAA (Bear Stearns Ultra Short Income Fund)	50,000
		BBBB (Free Market U.S. Equity Fund)	100
		CCCC (Free Market International Equity Fund)	100
		DDDD (Free Market Fixed Income Fund)	100
		EEEE (Robeco WPG 130/30 Large Cap Core Fund - Investor Class)	100
		FFFF (SAM Sustainable Water Fund – Investor Class)	100

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
		GGGG (SAM Sustainable Water Fund – Institutional Class)	100
		HHHH (SAM Sustainable Water Fund – Class A)	100
		IIII –(SAM Sustainable Water Fund – Class C)	100
		JJJJ (SAM Sustainable Climate Fund – Investor Class)	100
		KKKK (SAM Sustainable Climate Fund – Institutional Class)	100
		LLLL (SAM Sustainable Climate Fund – Class A)	100
		MMMM (Sustainable Climate Fund – Class C)	100
Y	50	Select (Money)	700
Z	50	Beta 2 (Municipal Money)	1
AA	50	Beta 3 (Government Money)	1
BB	50	Beta 4 (N.Y. Money)	1
CC	50	Principal Class (Money)	700
DD	100	Gamma 2 (Municipal Money)	1
EE	100	Gamma 3 (Government Money)	1
FF (n/i numeric Emerging Growth)	50	Gamma 4 (N.Y. Money)	1
GG (n/i numeric Growth)	50	Bear Stearns Money	2,500
HH (n/i numeric Mid Cap)	50	Bear Stearns Municipal Money	1,500
II (Baker 500 Growth Fund)	100	Bear Stearns Government Money	1,000
JJ (Baker 500 Growth Fund)	100	Delta 4 (N.Y. Money)	1
KK	100	Epsilon 1 (Money)	1
LL	100	Epsilon 2 (Municipal Money)	1
MM	100	Epsilon 3 (Government Money)	1
NN	100	Epsilon 4 (N.Y. Money)	1
OO	100	Zeta 1 (Money)	1
PP	100	Zeta 2 (Municipal Money)	1
QQ (Robeco Boston Partners Institutional Large Cap)	100	Zeta 3 (Government Money)	1
RR (Robeco Boston Partners Investors Large Cap)	100	Zeta 4 (N.Y. Money)	1
SS (Robeco Boston Partners Adviser Large Cap)	100	Eta 1 (Money)	1
TT (Robeco Boston Partners Investors Mid Cap)	100	Eta 2 (Municipal Money)	1
UU (Robeco Boston Partners Institutional Mid Cap)	100	Eta 3 (Government Money)	1
VV (Robeco Boston Partners Institutional All Cap Value)	100	Eta 4 (N.Y. Money)	1
WW (Robeco Boston Partners Investors All Cap Value)	100	Theta 1 (Money)	1
YY (Schneider Capital Small Cap Value)	100	Theta 2 (Municipal Money)	1
ZZ	100	Theta 3 (Government Money)	1
AAA	100	Theta 4 (N.Y. Money)	1

The classes of common stock have been grouped into separate “families.” There are ten families that currently have operating portfolios, including: the Sansom Street Family, the

Bedford Family, the Schneider Capital Management Family, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family, the Bear Stearns Family, the Marvin & Palmer Family, the Abundance Technologies Family and the Sustainable Asset Management Family. The Bedford Family and the Sansom Street Family represent interests in the Money Market Portfolio; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; the Bear Stearns Family represents interests in two non-money market portfolios; the Marvin & Palmer Family represents interests in one non-money market portfolio; the Abundance Technologies Family represents interests in three non-money market portfolios and the Sustainable Asset Management Family represents interests in two non-money market portfolios.

Each Share that represents an interest in the Portfolio has an equal proportionate interest in the assets belonging to such Portfolio with each other Share that represents an interest in the Portfolio. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, Shares of the Portfolio will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution plan or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to portfolio. Shareholders of the Company are entitled to one vote for each full share held

(irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Portfolio means, with respect to the approval of the advisory agreement or a change in the Portfolio’s fundamental investment limitations, the lesser of (1) 67% of the shares of the Portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

MISCELLANEOUS

Counsel

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and independent legal counsel to the Disinterested Directors.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103-3984, serves as the Portfolio’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Portfolio’s Annual Report to shareholders for the fiscal period ended August 31, 2007 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated by reference herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling 1-866-509-7229.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower

A-1

capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

A-2

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

A-3

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

A-4

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-5

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-6

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

A-7

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

A-8

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

A-9

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

A-10

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

A-11

APPENDIX B

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

SUMMARY OF POLICY

Investment advisers are usually delegated the authority to vote proxies for shares held in a client’s account, although the client may choose instead to retain the right to vote the shares. Where Bear Stearns Asset Management Inc. (“BSAM”), as a federally registered investment adviser, has the authority to vote proxies, it owes each of its client’s the duties of care and loyalty.

1)	The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies (though an adviser is not required to vote every proxy).

2)	The duty of loyalty requires an adviser to cast proxy votes in a manner consistent with the best interests of clients and not to subrogate clients’ interests to its own.

Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Proxy Rule”) requires that an adviser that exercises voting authority over client securities:

•

adopt and implement written policies and procedures for voting client proxies that are reasonably designed to ensure that BSAM votes client securities in the best interest of its clients, and describes how BSAM addresses material conflicts of interest that may arise between it and its clients;

•	disclose to its clients how they may obtain information on how BSAM voted their proxies;

•	describe its proxy voting procedures to its clients and provide copies on request;

•	maintain certain records relevant to proxy voting under Rule 204-2(c)(2).

PROCEDURES FOR COMPLIANCE

Overview

BSAM’s portfolio managers (“PM”) are responsible for monitoring corporate developments and voting proxies for his/her managed accounts or funds. Employee benefit plan clients covered by ERISA may reserve the right to vote proxies only if expressly provided for in their governing instruments. To help PMs:

a)	Meet their proxy voting obligations,

b)	Reasonably ensure that proxy votes are voted in their clients’ best interest,

c)	Avoid possible conflicts of interest in connection with proxy voting, and

d)	Increase the efficiency of voting proxies,

BSAM has retained the services of RiskMetrics Group Institutional Shareholder Services Governance Services (“ISS”) to act as its voting agent for domestic and foreign shareholder votes. ISS is an independent proxy voting firm that specializes in analyzing shareholder voting matters, issuing research reports on such matters, and making objective voting recommendations intended to maximize shareholder value.

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

BSAM’s U.S. and international voting policies can be viewed online at the

ISS Governance Analytics (“GA”) website –

http://www.riskmetrics.com/issgovernance/policy/index.html. Once you have opened the website, click on “200x Policy Information” for the appropriate year (e.g., “2008 Policy Information”).

To ensure its own independence from issuers, ISS maintains and enforces a “Chinese Wall” that separates the staff and systems involved in proxy analysis operations and corporate governance consulting services. Additionally, ISS provides BSAM a representation confirming that ISS does not face a conflict of interest in respect to each issuer every time for which ISS casts a proxy vote. In the event that a conflict of interest does arise, ISS will inform BSAM of its inability to vote. ISS’s research group will provide a complete analytical summary, but will not issue a final vote recommendation. BSAM will have the responsibility to provide ISS with the specific voting recommendation.

Vote Administration

1)	At the start of the proxy voting season (i.e., February) PMs should

a)	Obtain a listing of companies in his/her portfolio;

b)	Go to the GA website at https://ga.issproxy.com/ to

i)	Determine when the annual meetings for each portfolio company will take place; and

ii)	Review ISS vote recommendations for the portfolio stocks.

•	ISS will generally post its recommendations in GA two weeks prior to the voting date.

•	If necessary, the PM should perform independent research to gather additional information.

2)	If, the PM agrees with ISS’s vote recommendations, ISS will vote the proxies reflecting its vote recommendations on behalf of BSAM’s clients without any notification required from BSAM. The proxies will be voted according to the applicable BSAM voting policy unless instructed by the PM and Proxy Committee.

Voting based on Portfolio Manager’s Election and Proxy Committee Approval

If a PM disagrees with an ISS vote recommendation he/she may elect to over-ride the ISS recommendation. It is possible, that with respect to a particular vote, a PM may wish to vote proxies in accordance with ISS’s recommendations for certain of its clients and differently for other clients.

1)	Where a PM elects to over-ride the ISS recommendation, the PM must notify BSAM’s Proxy Committee of such election.

2

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

2)	The Proxy Committee is responsible for determining whether the PM(s) or BSAM has a conflict of interest (see Exhibit A) which would affect the proxies being voted.

a)	The Proxy Committee is comprised of BSAM’s Chief Investment Officer (“CIO”), Global Head of Institutional Business and Global Head of Hedge Fund Business (or their respective designees).

i)	The Chief Investment Officer serves as the Committee Chairperson.

ii)	Compliance and/or Legal invitees will provide advisory assistance.

3)	The CIO will work with the BSAM Chief Compliance Officer (“CCO”) (or his designee) to conduct the conflict investigation (see Exhibit A) for the Proxy Committee and the findings will be reported to the Proxy Committee. If a conflict is found to exist, the Proxy Committee will not authorize the CIO to vote the proxies in accordance with the PM’s requested election.

4)	If no conflict is present the CIO will execute the vote through GA.

5)	Conflicts of interest are more fully described below under Exhibit A.

ISS Cannot Recommend a Vote

1)	Where ISS does not cover a company or otherwise cannot recommend a vote, the PM(s) must determine how s/he will vote the proxies and notify the CIO (or his designee) of how the proxy should be voted.

2)	The CIO will work with the CCO (or his designee) to conduct a conflict investigation (see Exhibit A) for the Proxy Committee and the findings will be reported to the Proxy Committee. If a conflict is found to exist, the Proxy Committee will not authorize the CIO to vote the proxies in accordance with the PM’s recommendation.

a)	The PM will be instructed to refer the matter to his/her clients and recommend that they vote the proxies themselves.

b)	The referral of a voting matter to clients will be undertaken jointly by the associated PM(s) and a member of BSAM’s Legal and Compliance group in order to make certain that the voting issue and its implications for the company in question are described and conflicts of interest are fully disclosed.

3)	If no conflict is present the CIO will execute the vote through GA.

3

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

Client Election

•	Clients may instruct BSAM on proxy voting issues notwithstanding having delegated such authority to BSAM. In this instance BSAM will vote the proxy in accordance with a client’s written instructions.

•	The client’s instructions will be filed along with the client’s documentation and with Compliance.

Securities on Loan

•	When a security held in an account managed by BSAM is loaned to a third party, the borrower is responsible to vote any proxies on shareholder matters that arise during the term of the loan.

Disclosure of How to Obtain Voting Information

•	BSAM will disclose, in Part II of its Form ADV, to its clients how they can obtain information on how their securities were voted.

Description of Proxy Voting Policies and Procedures and How to Obtain a Copy

•	BSAM will include a summary of its Proxy-Voting Policies and Procedures in Part II of its Form ADV and tell clients how they can obtain the actual policies and procedures upon request.

SUPERVISION AND REVIEW OF COMPLIANCE PROCEDURES

ISS Performance Review. Since BSAM is relying to a large extent on the corporate governance research and proxy-voting recommendations of ISS, its Proxy Committee will annually review the effectiveness of ISS’s services.

DOCUMENTATION AND RECORD KEEPING

Under Rule 204-2(c)(2), BSAM must retain the following documents for a period of at least five (5) years:

1)	Proxy Policies and Procedures

a)	Copies of all policies and procedures required by the Proxy Rule;

2)	Proxy Statements

a)	A copy of each proxy statement received regarding client securities (a third party, such as ISS, may retain and can be obtained from the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”));

3)	Voting Records

a)	A record of each vote cast on behalf of clients (a third party, such as ISS, may make and retain);

4

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

4)	Decision-Making Documents

a)	A copy of any document created by BSAM that was material to making a decision how to vote proxies or that memorializes the basis for the decision; and

5)	Client Requests and Responses

a)	A copy of each written client request for proxy voting information and a copy of any written response by BSAM to any (written or oral) client request for information on how BSAM voted proxies on behalf of the requesting client.

ASSOCIATED POLICIES

•	Code of Ethics, Client Communication Policy

REGULATORY AUTHORITY

a)	Rule 206(4)-6 under the Investment Advisers Act of 1940;

b)	Investment Advisers Act Rel. No. 2106 (Jan. 31, 2003), 68 Fed. Reg. 6593, (Feb. 7, 2003).

Revision Dates	Author	Comments
12/18/07	Curtis Flippen

9/2/04	Marisol Perez	Amendment to ‘Independent Proxy Research’ section, addition of ‘Duty to Report’ section & voting recommendations chart

08/2003	Larry Lafer/ Steven Bornstein	Initial policy

5

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

EXHIBIT A

Conflicts of Interests

Any circumstance or relationship which would compromise a PM’s objectivity in voting proxies in the best interests of his/her clients would constitute a conflict of interest. Whether any such conflict exists for proxy-voting purposes will be determined by the Proxy Committee.

1)	Identifying Conflicts of Interest

a)	The Proxy Committee will deem a conflict to exist whenever BSAM or one of its PMs has a personal or business interest in the outcome of a particular matter before shareholders. A conflict may arise where:

i)	BSAM has a business or financial relationship with a company whose management or shareholders are soliciting proxies. For example, BSAM or a PM has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (e.g., an employee group) such that failure to vote in favor of management (or the proponent) could harm BSAM’s relationship with the company (or proponent).

ii)	BSAM or one of its PMs has a business or personal relationship with participants in proxy contests, corporate directors or candidates for directorships. For example, a PM may have a relative who serves as a director or executive of the company.

2)	Procedures to Address Material Conflicts

a)	Whether BSAM’s relationships with other parties create a material conflict will depend on the facts and circumstances of each case. Putative conflicts of interest deemed by the Proxy Committee to be immaterial to a shareholder vote will not disable BSAM’s PMs from voting proxies where they disagree with ISS or ISS has given no voting recommendation. Additionally, the existence of an issue with respect to which BSAM is determined to have a conflict of interest will not prevent its PM from voting on other issues on the same proxy with respect to which BSAM does not have a conflict of interest.

b)	In this regard, it should be noted that BSAM is a subsidiary of a world-wide, full-service investment banking and brokerage firm. As such, BSAM could be subject to a much wider array of potential conflicts of interest affecting its proxy votes on behalf of clients than if it were a stand-alone investment advisor. In order to minimize such conflicts with affiliated business units, however, BSAM has erected an information barrier to prevent, detect and deter the misuse, misappropriation or improper dissemination of confidential and proprietary information and MNPI by its employees.

c)	As a matter of policy, BSAM’s Proxy Committee will presume the existence of a conflict of interest for proxy-voting purposes whenever:

i)	A current BSAM client is affiliated with a company soliciting proxies or has communicated its view to BSAM on an impending proxy vote; or

6

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

ii)	The PM responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

iii)	A third-party with an interest in the outcome of a shareholder vote has attempted to influence either BSAM or the PM responsible for voting a proxy; or

iv)	A company with respect to which proxies are being solicited is on the Bear Stearns Corporate Finance Restricted List-Watch List.

3) Duty to Report Conflicts

a)	Any BSAM employee who is aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how BSAM or a Portfolio Manager votes its proxies has a duty to disclose the existence of the situation to BSAM Compliance.

Conflict of Interest Investigation Questions

The CIO will work with the CCO (or his designee) to conduct a conflict investigation for the Proxy Committee and the findings will be reported to the Proxy Committee. At a minimum the following questions will be considered:

Date:

Name of Security:

Name of Portfolio Manager:

Is the company with respect to which proxies are being solicited on the Bear Stearns corporate finance Restricted List or Watch List?	Yes/No

Has the portfolio manager responsible for voting a proxy identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote?	Yes/No

Does BSAM have a substantial business relationship with the portfolio company?	Yes/No

7

BEAR STEARNS ULTRA SHORT INCOME FUND

of

THE RBB FUND, INC.

PROSPECTUS

December 31, 2007

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Anyone who tells you otherwise is committing a criminal offense.

The Bear Stearns Ultra Short Income Fund is not a money market fund and is not subject to the portfolio quality, maturity and other requirements applicable to money market funds. You may lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

INTRODUCTION

The Bear Stearns Ultra Short Income Fund (formerly known as the Bear Stearns Enhanced Income Fund) (the “Fund”) is an open-end, diversified investment portfolio of The RBB Fund, Inc. (the “Company”). This Prospectus and the Statement of Additional Information (the “SAI”), incorporated by reference herein, relate solely to the Fund.

Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) provides investment advisory services to the Fund.

1

DESCRIPTION OF THE BEAR STEARNS ULTRA SHORT INCOME FUND

Investment Objective

The Fund seeks a high level of current income consistent with the preservation of principal and liquidity. The Fund’s investment objective is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Company will provide written notice to shareholders at least 60 days prior to changing its investment objective.

Principal Investment Strategies

The Fund is a diversified mutual fund that seeks to offer higher total returns relative to traditional money market mutual funds and short-term instruments. While the Fund is not a money market mutual fund, it aims to maintain a stable NAV. There can be no assurance that the Fund will maintain a stable NAV. The share price may fluctuate. The Fund is targeted towards investors seeking higher returns from cash investment pools without unnecessarily jeopardizing principal balances.

The Fund will attempt to limit share volatility by maintaining a dollar weighted average maturity of 365 days or less. In addition, the Fund will limit the maturity of individual instruments to 36 months. The Adviser measures maturities as follows:

•	For floating interest rate securities, the Adviser considers maturity to be the next interest rate reset date.

•

For non-floating interest rate securities (which include fixed-rate amortizing instruments such as mortgage-backed and asset-backed securities) the Adviser considers maturity to be the earlier of the security’s put date, weighted average life (“WAL”) or final maturity.

•	For all callable notes and debenture, the Adviser uses the effective maturity rate.

•	For money market mutual funds, the Adviser considers maturity to be one day.

•	For all other securities, the Adviser considers maturity to be the earlier of stated maturity or the security’s put date.

WAL is a calculation of the average number of years that each dollar of unpaid principal due on a security remains outstanding. WAL mainly applies to amortizing securities such as mortgage-backed and asset-backed securities. Other securities, however, may return a portion of principal prior to maturity, for example, securities with embedded sinking funds.

Under normal conditions, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in:

•

investment grade fixed and floating rate securities that are denominated in U.S. dollars, including repurchase agreements, negotiable certificates of deposit, commercial paper, letters of credit of banking institutions, time deposits, bankers acceptances, money market mutual funds, corporate debt obligations, asset-backed securities, mortgage-backed securities and municipal securities;

•	foreign securities that are denominated in U.S. dollars including corporate, supranational, sovereign and bank debt obligations;

•	securities issued by the U.S. government, its agencies, instrumentalities, or sponsored enterprises;

•	instruments that are fully collateralized by securities listed above;

•	additional instruments approved by the Company’s Board of Directors; and

•	certain derivatives such as futures, swaps and options.

The Fund will use derivatives to:

•	adjust the Fund’s average maturity, particularly when the Fund receives new investments or redemption requests;

2

•	manage or reduce the Fund’s exposure to risks, primarily interest rate risk; and/or

•	generate additional return for the Fund (which may be speculative).

Although the Fund has adopted the 80% investment policy as described above, the Fund normally intends to invest substantially all of its assets—more than 80%—in the types of investments subject to the 80% policy. There is no limit as to the amount of its assets that the Fund may invest in any of the types of investments making up its principal investment strategies.

The principal investment strategies of the Fund may be changed by the Board of Directors of the Company without shareholder approval upon 60 days’ written notice to shareholders.

The Fund may enter into reverse repurchase agreements to increase the Fund’s total return when the Adviser believes that the cost of such transactions is less than the return that can be obtained from investment of the proceeds. In a reverse repurchase agreement, the Fund agrees to sell securities and repurchase them at a mutually agreed upon date and price. The Fund may enter into reverse repurchase agreements with banks, mutual funds (unaffiliated money market funds) and securities dealers provided such entities are deemed creditworthy pursuant to guidelines adopted by the Company’s Board of Directors. The Fund will maintain a segregated custodial account containing liquid securities with a value equal to the value of the repurchase price when such reverse repurchase agreements are outstanding. Reverse repurchase transactions are considered to be a form of borrowing, or financial leverage. The Fund may use financial leverage in an amount up to 33 1/3% of the Fund’s total assets including amounts borrowed.

During the Fund’s initial investment period or under adverse market conditions, the Fund may alter its stated strategy, subject to regulatory requirements, by limiting its investments to solely shorter-term assets such as repurchase agreements, money market mutual funds, or other short-term money market instruments. These strategies could be inconsistent with the Fund’s principal investment strategies, and the Fund might not attain its stated investment objective.

Investment Philosophy & Process. The Fund’s investment process starts with an analysis of the economic landscape, concentrating on, among other things, changes in growth, inflation expectations, monetary and fiscal policy. The Adviser’s outlook for the economy determines the Fund’s structure relative to sector allocation, security selection, yield curve placement and average maturity. The Fund’s approach favors investing in yield-enhanced sectors such as investment grade corporate, asset-backed and mortgage-backed securities. The Fund’s security selection emphasizes in-depth credit and cash flow analysis. The Fund will be positioned along the yield curve to take advantage of those maturities offering the greatest return potential. The Fund’s average maturity is driven by the Adviser’s macroeconomic outlook.

Principal Risks

You may lose money by investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. While the Fund will seek to maintain a stable NAV per share, there can be no assurance that the Fund will maintain a stable NAV per share, and the share price may fluctuate. The Fund cannot guarantee that it will achieve its stated investment objective and may underperform other possible investments or benchmarks. The Fund is also subject to various risks which could reduce the share price and/or income level such as:

•

Interest Rate Risk—The risk that during periods of rising interest rates, the Fund’s yield and the market value of the Fund’s fixed-income securities will tend to be lower than prevailing market interest rates. In periods of falling interest rates, the Fund’s yield and the market value of the Fund’s fixed-income securities generally will tend to be higher than prevailing market interest rates. Prices of longer-term fixed income securities are more sensitive to changes in interest rates than prices of shorter-term fixed-income securities. In addition, income generated from the Fund’s investments in floating or variable rate securities will decrease in periods of declining interest rates.

3

•	Re-Investment Risk—The risk that if interest rates decline as investments mature, the proceeds would then be re-invested at rates that are lower than previously earned.

•

Extension Risk—The risk that the rate of anticipated prepayments on principal may not occur, typically because of a rise in interest rates, and the expected maturity of the security will increase. During periods of rapidly rising interest rates, the effective average maturity of a security may be extended past what the Fund’s portfolio manager anticipated that it would be. The market value of securities with longer maturities tend to be more volatile.

•

Credit/Default Risk—The risk that the credit rating of an issuer or guarantee of a security may be lowered or that an issuer or guarantor of a security or the counterparty to a derivatives contract or a repurchase agreement may default on its payment obligations.

•

Cash Flow Risk—The risk that payment of principal on the mortgage or other assets underlying a particular structured security may be faster or slower than estimated. When interest rates are rising, prepayment of principal typically slows and may extend the average life of these instruments, making them more sensitive to changes in interest rates. This is known as extension risk. When interest rates decline, borrowers may pay off their mortgages or other loans sooner than expected and will typically shorten the average life of these instruments. This is known as prepayment risk.

•

U.S. Government Securities Risk—The risk that the U.S. government will not provide financial support to U.S. government instrumentalities or sponsored enterprises if it is not obligated to do so by law. Some U.S. government securities are backed by the full faith and credit of the U.S. Treasury. Other issuers, however, may be chartered or sponsored by Acts of Congress but their securities are neither issued nor guaranteed by the United States Treasury and, therefore, are not backed by the full faith and credit of the United States.

•

Repurchase and Reverse Repurchase Agreements Risk—The risk that the other party to a repurchase or reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage that may also increase the volatility of the Fund’s share price.

•

Foreign Securities Risk—The additional risks associated with investments in foreign securities, such as unfavorable political and economic developments, imposition of withholding taxes, seizure of foreign deposits and currency controls or other governmental restrictions which might affect payment of principal or interest. In addition, foreign companies are not regulated by U.S. authorities and are generally not bound by the same financial reporting standards applicable to U.S. companies.

•

Leverage Risk—The Fund may use financial leverage in circumstances where borrowing costs are lower than the return that can be received from the investment of the proceeds from the borrowing. The use of leverage in a declining market may cause a greater loss in the value of the Fund’s share price than if the Fund were not leveraged. Fluctuations in interest rates on borrowings may reduce the Fund’s return or dividends it may pay.

•

Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Liquid securities may also become illiquid because of market events or uncertainties. Funds with principal investment strategies that include derivatives or securities with substantial market and/or credit risk may have a greater exposure to liquidity risk. The Fund does not intend to invest more than 15% of its net assets in illiquid securities.

•

Derivatives Risk—The risk that loss may result from the Fund’s investments in futures, swaps, options and other derivative instruments. These instruments may be leveraged so that small changes in value may produce disproportionate losses to the Fund. Using derivative instruments may involve risks different from, or possibly greater than, the risks associated with investing directly in securities and

4

other traditional investments. The Fund’s investment in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when they would be beneficial.

•	Portfolio Turnover Risk—The risk that higher portfolio turnover rates could result in increased expenses and the increased realization of taxable capital gains, including short-term capital gains.

Disclosure of Fund Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s securities is available in the SAI.

PERFORMANCE INFORMATION

As of the date of this Prospectus, the Fund has been in operation for less than one calendar year and therefore, no performance is shown for the Fund. The Fund compares its performance versus the Merrill Lynch 3-month U.S. Treasury Bill Index.

5

EXPENSES AND FEES

As a shareholder, you pay certain fees and expenses. Total annual Fund operating expenses are paid out of Fund assets and are reflected in the Fund’s price. The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.16%
Distribution (12b-1) fees	None
Other Expenses(1)	0.10%

Total annual Fund operating expenses	0.26%
Fee waivers and expense reimbursements(2)	(0.06)%

Net Expenses	0.20%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50.
(1)	Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.
(2)

The Adviser has contractually committed through August 31, 2008 to waive a portion of its advisory fee and/or reimburse certain expenses to the extent necessary to limit total annual Fund operating expenses to 0.20% of the Fund’s average daily net assets.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$20	$78	$140	$325

6

Financial Highlights

The table below sets forth certain financial information since the Fund’s inception, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by Deloitte & Touche LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report, which is available upon request (see back cover for ordering instructions).

For the Period March 6, 2007* to August 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00
Net investment income	0.03
Net realized and unrealized loss on investments	(0.01)

Net increase in net assets resulting from operations	0.02

Dividends to shareholders from:
Net investment income	(0.03)
Net realized capital gains	—

Net asset value, end of period	$0.99

Total investment return(1)	1.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$525,228
Ratio of expenses to average net assets(2)	0.20%
Ratio of expenses to average net assets without waivers and expense reimbursements(2)	0.26%
Ratio of net investment income to average net assets(2)	5.30%
Portfolio turnover rate	21.51%

*	Commencement of operations.
(1)

Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Annualized.

7

MANAGEMENT OF THE FUND

Investment Adviser

BSAM, located at 237 Park Avenue, New York, New York, 10017, serves as the Fund’s investment adviser. BSAM, a wholly owned subsidiary of The Bear Stearns Companies Inc., was established in 1985. The Bear Stearns Companies Inc. is a holding company that, through its subsidiaries (including its principal subsidiary, Bear, Stearns & Co. Inc.), is a leading United States investment banking, securities trading and brokerage firm serving U.S. and foreign corporations, governments and institutional and individual investors. BSAM is a registered investment adviser and provides investment advisory and sub-advisory services to open-end investment portfolios, U.S. equity and fixed income separate accounts, alternative investment vehicles such as hedge funds, private equity funds and funds of funds. As of September 30, 2007, BSAM has approximately $40.95 billion in assets under management.

Subject to the general supervision of the Company’s Board of Directors, the Adviser manages the Fund’s investment portfolio and is responsible for the selection and management of all investments of the Fund in accordance with the Fund’s investment objective and policies.

Portfolio Manager

The Fund is managed by a team that is led by Scott Pavlak, Senior Managing Director at BSAM. Mr. Pavlak, who joined Bear, Stearns & Co. in 1990 and has been with BSAM since 1992, is the Head of Fixed Income and a Senior Portfolio Manager. He is responsible for BSAM’s traditional strategies that include Cash, Enhanced Cash, Short-Term, Intermediate, Core and Core-Plus, as well as stand alone strategies that include Investment Grade Credit, High Yield, Mortgage-Backed, Liability-Driven Investing (LDI) and Emerging Market Debt. At BSAM, Mr. Pavlak has been instrumental in developing new investment products and fixed income strategies, predominantly in the short and intermediate maturity spectrum. In addition, his experience includes managing portfolios for states and municipalities, Taft-Hartley clients, Fortune 500 companies and Central Banks. Prior to joining Bear Stearns, Mr. Pavlak was a Vice President and Senior Investment Officer at Beechwood Securities, specializing in fixed income and options strategies as the organization’s Registered Options Principal. He earned a B.S. in Finance from Fairleigh Dickinson University and earned an M.B.A. in Finance and Economics from the Stern School of Business at New York University. Mr. Pavlak is a member of the CFA Institute (formerly AIMR) and The New York Society of Security Analysts, Inc. Mr. Pavlak is a CFA charterholder.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities in the Fund.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.16% of the Fund’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the Fund is available in the Fund’s annual report for the period ended August 31, 2007.

The Adviser has contractually committed, through August 31, 2008, to waive a portion of its advisory fee and/or reimburse expenses to the extent necessary to limit total annual Fund operating expenses to 0.20% of the Fund’s average daily net assets. These waivers and/or reimbursements can be terminated at any time. The Adviser will not attempt to recoup in the future any of the amounts voluntarily waived or reimbursed.

Revenue Sharing Arrangements

The Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to Bear Stearns & Co., Inc. and other unaffiliated brokers, dealers or other financial intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing. The SAI provides additional information about these revenue sharing arrangements.

8

OTHER SERVICE PROVIDERS

9

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Shares of the Fund are priced at their NAV. The Fund’s NAV per share is calculated as follows:

Value of Assets Attributable to the Fund
NAV	=	–	Value of Liabilities Attributable to the Fund
Number of Outstanding Shares of the Fund

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each day on which both the NYSE and Federal Reserve System are open (a “Business Day”). The NYSE and Federal Reserve System are generally open Monday through Friday, except national holidays. Currently, the only scheduled days on which the NYSE is open and the Federal Reserve System is closed are Columbus Day and Veterans Day. The only scheduled day on which the Federal Reserve System is open and the NYSE is closed is Good Friday. The Fund will effect purchases or redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days and other portfolio investments (other than shares of other open-end investment companies) are valued by an independent pricing service. When price quotes are not available from such services or are deemed to be unreliable, securities may be fair valued in accordance with procedures adopted by the Company’s Board of Directors.

Relying on prices supplied by independent pricing services or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other mutual funds are valued based on the NAV of those mutual funds (which may use fair value pricing as discussed in their prospectuses).

While the Fund is not a money market mutual fund, it aims to maintain a stable NAV share price. There can be no assurance that the Fund will maintain a stable NAV per share and the share price may fluctuate.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company’s Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis

10

available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale at NAV by PFPC Distributors, Inc. (the “Distributor”).

The minimum initial investment in the Fund is $1 million. There is no minimum requirement for subsequent investments. The minimum initial investment requirement may be reduced or waived from time to time in the Adviser’s discretion. You can only purchase shares of the Fund on days both the NYSE and the Federal Reserve System are open.

Service Organizations. Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received in good order, PFPC will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

11

General. You may also purchase shares of the Fund at the NAV per share next calculated after your order is received by PFPC Inc. (the “Transfer Agent”) in good order as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

Initial Investment By Mail. You can open an account by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to Bear Stearns Ultra Short Income Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:
Bear Stearns Ultra Short Income Fund	Bear Stearns Ultra Short Income Fund
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9843	101 Sabin Street
Providence, RI 02940-8043	Pawtucket, RI 02860-1427

Payment for the purchase of shares received by mail will be credited to a shareholder’s account at the NAV per Share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of the Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). You must forward a completed application together with necessary supporting documentation to the Transfer Agent at the address noted above under “Initial Investment by Mail” before wiring funds. Notification must be given to the Transfer Agent at (866) 509-7229 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification is required even from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (866) 509-7229. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania

ABA # 0310-0005-3

Account Number 86-1172-4119

F/B/O Bear Stearns Ultra Short Income Fund

Ref. (Account Registration)

(Fund and Account Number)

Federal funds purchases will be accepted only on days when both the NYSE and the Federal Reserve System are open for business.

Subsequent Investments. Subsequent investments may be made at any time by purchasing shares of the Fund at its NAV per Share by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Bear Stearns Ultra Short Income Fund), or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” You must notify the Transfer Agent at (866) 509-7229 before 4:00 p.m., Eastern time, on the wire date. Initial and subsequent purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Decisions to close or open the Fund are subject to Board approval. The Adviser will monitor the Fund’s total assets and may decide to close the Fund at any time to new investments or to new accounts. If the Fund closes to new investments, generally the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a. persons who already hold shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company, and

b. existing and future clients of financial advisers and planners whose clients already hold shares of the Fund.

12

Other persons who are shareholders of other funds of the Company are not permitted to acquire shares of the Fund by exchange. Distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. For business entities, partnerships, trusts, or other organizations, the Company may request additional documentation including, but not limited to, certified copies of the corporate resolution, partnership agreement, or trust document, which established the entity’s identity. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Redemption of Fund Shares

You may redeem shares on any business day that the NYSE is open. Shares will be redeemed at the NAV next determined after your redemption request is received in good order. The Fund cannot send redemption proceeds by wire transfer on days when the Federal Reserve System is closed. Redemption proceeds for wire transfer requests will be wired on the next business day that the Federal Reserve System is open.

See “Purchase of Fund Shares—Services Organizations” for additional information about redemptions effected through Service Organizations.

You may redeem shares of the Fund by mail, or, if you are authorized, by telephone. The value of shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is generally no charge for a redemption.

Redemption By Mail. Your redemption requests should be addressed to Bear Stearns Ultra Short Income Fund, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940; for overnight delivery, requests should be addressed to Bear Stearns Ultra Short Income Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

•	Name of the Fund;

•	Account Number;

•	A letter of instruction specifying the number of shares or dollar amount to be redeemed, signed by all registered owners of the shares in the exact names in which they are registered; and

•	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

13

Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable.

Redemption By Telephone. If you are authorized to make redemptions by telephone, a redemption of shares may be requested by calling the Transfer Agent at (866) 509-7229. Redemption proceeds will be mailed to the primary registration address unless you provide wire instructions with your authorized instructions. There is no minimum or maximum amount that may be redeemed by phone.

To redeem by telephone, you must elect telephone redemptions in your account application and submit a list of authorized persons. When telephone redemptions are authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be an authorized person of a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Other Redemption Information. Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request. Redemption proceeds for recently purchased shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by using the wire purchase option.

The Company may suspend the right of redemption or postpone the date of payment (i) for any period during which the NYSE is closed other than customary weekend or holiday closings or during which trading on the NYSE is restricted, (ii) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, or (iii) for such other periods as the SEC may by order permit for the protection of shareholders.

Generally, redemption proceeds will be paid in cash, unless the Company’s Board of Directors, in its discretion, determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash. In such a case, some or all of the redemption proceeds may be paid in kind, which means that the Fund would distribute readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities received in redemption of their shares. Investors also will bear the risk of fluctuations in the market value of securities received in an in-kind redemption until the securities are sold. The Company has elected, however, to be governed by Rule 18f-1 under the Act, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

14

Dividends, Distributions and Taxes

All or substantially all of the Fund’s net investment income will be declared as a dividend daily. Net short-term capital gains, if any, may also be reflected in daily dividend declarations. Dividends will be paid monthly. Net realized long-term capital gains, if any, will be distributed by the Fund at least annually. If you own shares on the Fund’s record date, you will be entitled to receive a distribution. Distributions will be paid in the form of additional shares of the Fund unless a shareholder requests to receive payment in cash.

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future.

Except as otherwise indicated below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. It is expected that all, or substantially all, of these distributions will consist of ordinary income.

Distributions on and redemptions of shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

You may also be subject to state and local taxes on distributions and redemptions. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

The foregoing discussion is applicable to shareholders who are U.S. persons. Shareholders who are nonresident aliens, foreign trusts or estates, foreign corporations or partnerships may be subject to different United States federal income tax treatment. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation. Additional information about taxes is contained in the Fund’s SAI.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

15

BEAR STEARNS ULTRA SHORT INCOME FUND OF THE RBB FUND, INC.

FOR MORE INFORMATION:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Bear Stearns Ultra Short Income Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. The Annual and Semi-Annual Reports are not available on the Adviser’s website, but a copy may be obtained by calling (866) 509-7229.

Statement of Additional Information (“SAI”)

An SAI has been filed with the SEC. The SAI, which includes additional information about the Bear Stearns Ultra Short Income Fund, is available on the Adviser’s website at www.bearstearns.com or may be obtained free of charge, along with the annual and semi-annual reports, by calling (866) 509-7229. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call (866) 509-7229. The Fund makes copies of its SAI and Annual/Semi-Annual Reports to shareholders available on the Adviser’s website at www.bearstearns.com.

Purchases and Redemptions

Call (866) 509-7229.

Written Correspondence

Street Address:

Bear Stearns Ultra Short Income Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427.

P.O. Box Address:

Bear Stearns Ultra Short Income Fund, c/o PFPC Inc., P.O. Box 9843, Providence, RI 02940-8043.

Securities and Exchange Commission

You may also view and copy information about the Company and the Portfolios, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at 1-202-551-8090.

Investment Company Act File number 811-05518

BEAR STEARNS ULTRA SHORT INCOME FUND

(formerly known as Bear Stearns Enhanced Income Fund)

of

The RBB Fund, Inc.

STATEMENT OF ADDITIONAL INFORMATION

December 31, 2007

This Statement of Additional Information (the “SAI”) is not a prospectus, but should be read in conjunction with the current prospectus dated December 31, 2007 (the “Prospectus”) pursuant to which shares (“Shares”) of the Bear Stearns Ultra Short Income Fund, (formerly known as Bear Stearns Enhanced Income Fund), (the “Fund”), a series of The RBB Fund, Inc. (the “Company”) are offered. This SAI is incorporated by reference in its entirety into the Prospectus. Please retain this SAI for future reference.

For a free copy of the Prospectus, please call toll-free 1-866-509-7229.

GENERAL INFORMATION

The Company is an open-end management investment company currently operating twenty-one separate portfolios. The Company is registered under the Investment Company Act of 1940 (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to one class of shares representing interests in one diversified portfolio of the Company, which is offered by the Prospectus. Bear Stearns Asset Management Inc. (“BSAM” or the “Adviser”) serves as the investment adviser to the Fund.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks a high level of current income consistent with the preservation of principal and liquidity. While the Fund is not a money market fund, it will seek to maintain a stable net asset value (“NAV”) per share. There can be no assurance that the Fund will maintain a stable NAV per share and the share price may fluctuate. Normally, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in investment grade fixed and floating rate securities that are denominated solely in U.S. dollars. These instruments may include repurchase agreements, negotiable certificates of deposit, commercial paper, letters of credit of banking institutions, time deposits, bankers acceptances, money market mutual funds, corporate debt obligations, asset-backed securities, mortgage-backed securities and municipal securities. The Fund may invest in foreign securities that are denominated in U.S. dollars including corporate, supranational, sovereign and bank debt obligations. The Fund may also invest in securities issued by the U.S. government, its agencies, instrumentalities, or sponsored enterprises. Instruments that are fully collateralized by securities listed above and additional instruments approved by the Company’s Board of Directors are also permissible.

The Fund may also use certain derivatives such as futures, swaps and options. The Fund will use derivatives to adjust the Fund’s average maturity, particularly when the Fund receives new investments or redemption requests; manage or reduce the Fund’s exposure to risks, primarily interest rate risk; and/or generate additional return for the Fund (which may be considered speculative).

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

The Fund will attempt to limit share volatility by maintaining a weighted average maturity of 365 days or less and limiting maturity of individual instruments in the Fund’s portfolio to 36 months. The Fund’s portfolio holdings disclosures will reflect each instrument’s stated legal final maturity, which will be longer than 36 months for many of the holdings in the Fund.

The Adviser measures “maturity” as follows:

Instruments	Maturity

Floating Rate Securities	Maturity date is next interest rate reset date.

Non-Floating Rate Securities (could include fixed-interest-rate securities of all types, including amortizing instruments, mortgage-backed or asset-backed securities, and corporate bonds)	Maturity date is earlier of: • Put date; • Weighted average life; or • Final maturity

Money market fund shares	Maturity date is next day.

All other securities	Maturity date is the earlier of: • Stated maturity, or • Put date.

Since the Fund is not a money market fund, the Fund does not follow the requirements of Rule 2a-7 under the 1940 Act in determining the maturity of floating rate securities and puts. The Adviser considers the following factors when evaluating the maturity of a debt instrument:

Floating Rate Instruments. These debt instruments are obligated to pay an interest rate to investors that resets on a regular interval typically based on a short-term interest rate index, such as the London Interbank Offering Rate (“LIBOR”) or a U.S. Treasury Bill Index. Generally, coupons will reset on either a monthly (30 days) or quarterly (90 days) basis. Interest rate risk is diminished and the maximum exposure to interest rate risk is the spread in time between reset dates. The market prices of these instruments will generally be at or close to par at all times. This feature provides for stable market prices and is the main factor in determining maturity.

Weighted Average Life (“WAL”). WAL is a metric applied to amortizing instruments. What distinguishes an amortizing security from a non-amortizing security is the inclusion of principal in scheduled cash flows. The majority of these instruments are mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) backed by various types and/or pools of many loans with similar features. Principal repayments occur at regular intervals, typically monthly for most MBS/ABS or on an ad-hoc basis which means one or many of the pools of loans within the MBS/ABS completely returned principal ahead of scheduled maturity. WAL is a more accurate and relevant measure of maturity because a portion of the principal has already been returned to investors. The Adviser believes that WAL specifically measures the average unpaid principal balance remaining outstanding denominated in years. The market values of these instruments are calibrated relative to WAL versus the final stated maturity. For most amortizing instruments, WAL will always be less than final maturity. Thus, risk is more calibrated to WAL versus final maturity.

Put Feature. A put feature embedded within a debt instrument gives the investor the option to put the security back to the issuer ahead of stated maturity at either par value or a stated price slightly different than par. The put option has a specific date when this feature can be triggered at the option of the debt holder. Because the holder of this security can request principal payment ahead of maturity, values of these instruments are calibrated to the put date instead of final maturity.

Bank Obligations. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances, letters of credit and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulations.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Corporate Debt Obligations. The Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

Commercial Paper and Other Short-Term Corporate Obligations. The Fund may invest in commercial paper and other short-term obligations payable in U.S. dollars and issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Variable and Floating Rate Obligations. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation.

Repurchase Agreements. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The repurchase price under a repurchase agreement generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The Fund may enter into repurchase agreements with counterparties that the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Fund may borrow money by entering into transactions called reverse repurchase agreements. Under these arrangements, the Fund will sell portfolio securities with an agreement to repurchase the security on an agreed date, price and interest payment. Reverse repurchase agreements involve the possible risk that the value of portfolio securities the Fund relinquishes may decline below the price the Fund must pay when the transaction closes. Borrowings may magnify the potential for gain or loss on amounts invested resulting in an increase in the speculative character of the Fund’s outstanding shares.

When the Fund enters into a reverse repurchase agreement, it places in a separate custodial account either liquid assets or other high grade debt securities that have a value equal to or greater than the repurchase price. The account is monitored to make sure that an appropriate value is maintained. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity.

The Fund may invest in privately-issued mortgage securities that represent interests in pools of mortgage loans that are issued by trusts formed by originators of and institutional investors in mortgage loans (or represent interests in custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loan associations, credit unions, savings banks, mortgage bankers, insurance companies, investment banks or special purpose subsidiaries of the foregoing. The pools underlying privately-issued mortgage pass-through securities consist of mortgage loans secured by mortgages or deeds of trust creating a lien on commercial, residential, residential multi-family and mixed residential/commercial properties. These mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

Privately-issued mortgage securities generally offer a higher yield than similar securities issued by a government entity because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal on mortgage loans in theses pools may be supported by various forms of insurance or guarantees, including individual loan, pool and hazard insurance, subordination and letters of credit. The insurance and guarantees are issued by government entities, private insurers, banks and mortgage poolers. Mortgage-backed securities without insurance or guarantees may also be purchased by the Fund if they have the required rating from an NRSRO.

Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduit (“REMIC”) pass-through or participation certificates. A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages principally secured by interests in real property and other permitted investments. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes each with a specified fixed or floating interest rate and a final scheduled distribution date. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full.

To the extent the Fund concentrates its investments in pools of mortgage-backed securities sponsored by the same sponsor or serviced by the same servicer, it may be subject to additional risks. Servicers of mortgage-related pools collect payments on the underlying mortgage assets for pass-through to the pool on a periodic basis. Upon insolvency of the servicer, the pool may be at risk with respect to collections received by the servicer but not yet delivered to the pool.

Asset-Backed Securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets including, but not limited to, auto loans, credit card receivables, leases, installment contracts, student loans and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, the fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Municipal Securities. The Fund may invest in securities and instruments issued by state and local government issuers. Municipal securities consist of bonds, notes, commercial paper and other instruments (including participation interests in such securities) issued by or on behalf of the states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities.

Municipal securities include both “general” and “revenue” bonds and may be issued to obtain funds for various purposes. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities.

Municipal securities are often issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Municipal securities include private activity bonds, pre-refunded municipal securities and auction rate securities.

The obligations of the issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due the principal of or interest on a municipal security may be materially affected.

In addition, municipal securities include municipal leases, certificates of participation and “moral obligation” bonds. A municipal lease is an obligation issued by a state or local government to acquire equipment or facilities. Certificates of participation represent interests in municipal leases or other instruments, such as installment purchase agreements. Moral obligation bonds are supported by a moral commitment but not a legal obligation of a state or local government. Municipal leases, certificates of participation and moral obligation bonds frequently involve special risks not normally associated with general obligation or revenue bonds. In particular, these instruments permit governmental issuers to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. If, however, the governmental issuer does not periodically appropriate money to enable it to meet its payment obligations under these instruments, it cannot be legally compelled to do so. If a default occurs, it is likely that the Fund would be unable to obtain another acceptable source of payment. Some municipal leases, certificates of participation and moral obligation bonds may be illiquid.

Municipal securities may also be in the form of a tender option bond, which is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term, tax-exempt rates. The bond is typically issued with the agreement of a third party, such as a bank, broker-dealer or other financial institution, which grants the security holders the option, at periodic intervals, to tender their securities to the institution. After payment of a fee to the financial institution that provides this option, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term, tax-exempt rate. An institution may not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrading in the credit rating assigned to the issuer of the bond. The tender option will be taken into account in determining the maturity of the tender option bonds and the Fund’s duration. Certain tender option bonds may be illiquid.

Municipal securities may be backed by letters of credit or other forms of credit enhancement issued by domestic or foreign banks or by other financial institutions. The credit quality of these banks and financial institutions could, therefore, cause a loss to the Fund. Letters of credit and other obligations of foreign banks and financial institutions may involve risks in addition to those of domestic obligations because of less publicly available financial and other information, less securities regulation, potential imposition of foreign withholding and other taxes, war, expropriation or other adverse governmental actions. Foreign banks and their foreign branches are not regulated by U.S. banking authorities, and are generally not bound by the accounting, auditing and financial reporting standards applicable to U.S. banks.

U.S. Government Obligations. The Fund may purchase U.S. government securities. Some U.S. government securities (such as U.S. Treasury bills, notes and bonds) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises are supported by: (a) the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury; (b) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (c) only the credit of the agency or instrumentality issuing the obligation. Such guarantees of U.S. government securities held by the Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government securities that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government securities are subject to interest rate risk.

U.S. Treasury securities include the separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”).

U.S. Treasury securities also include Treasury Inflation Protected Securities (“TIPS”) whose principal increases at the same rate as the Consumer Price Index (CPI). The interest payment is then calculated off of that inflated principal and repaid at maturity.

Foreign Securities. The Fund may invest in U.S. dollar denominated foreign securities, including corporate, supranational, sovereign and bank debt obligations. Investment in these securities involves risks which may include unfavorable political and economic developments, possible withholding taxes, seizure of foreign deposits, currency controls or other governmental restrictions which might affect payment of principal or interest. Furthermore, foreign companies are not regulated by U.S. authorities and are generally not bound by financial reporting standards comparable to U.S. standards. To the extent that the Fund may invest in emerging market securities, these risks may be heightened. Emerging markets may be substantially more volatile and less liquid than more developed foreign markets.

Investment Company Securities. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act and rules and regulations thereunder. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses.

When-Issued Purchases and Forward Commitments. To the extent consistent with its investment objective, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When the Fund agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund’s net asset value (“NAV”) starting on the day that the Fund agrees to purchase the securities. The Fund does not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment remains in effect.

Custodial Receipts. The Fund may invest in custodial receipts in respect of securities issued or guaranteed as to principal and interest by the U.S. government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. Such custodial receipts evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies, instrumentalities, sponsored enterprises, political subdivisions or authorities. These custodial receipts are known by various names, including “Treasury Receipts,” “Treasury Investors Growth Receipts” (“TIGRs”) and “Certificates of Accrual on Treasury Securities” (“CATs”). For certain securities law purposes, custodial receipts are not considered U.S. Government securities.

Borrowing. The Adviser intends to borrow for leverage or for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. The Fund must maintain asset coverage of at least 300% of the amounts borrowed. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Fund should decline in value while borrowings are outstanding, the NAV of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, the

Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. The Fund’s short sales against the box and related borrowing are not subject to the restrictions outlined above.

Restricted and Illiquid Securities. The Fund does not intend to invest more than 15% of its net assets in illiquid securities, which are securities that the Adviser believes cannot be disposed of in seven days in the ordinary course of business at the approximate value at which the Fund has valued the securities. Any security can become illiquid at any time, but generally illiquid securities could include (but are not limited to): securities that are not readily marketable; repurchase agreements and other agreements with a notice or demand period of more than seven days; securities for which there is no secondary market; certain structured securities and certain swap transactions; certain over the counter options such as interest rate caps, floors and collars; and certain privately-placed securities that the Adviser determines are illiquid, based on its review of the trading markets for a specific restricted security. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

The Fund may purchase securities which are not registered under the Securities Act of 1933, as amended (the “1933 Act”) but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). These Rule 144A Securities will not be considered illiquid if the Adviser determines that an adequate trading market exists for the securities. As a result, the Fund could hold more illiquid securities during any period in which qualified institutional buyers become uninterested in purchasing Rule 144A Securities. The only types of restricted securities in which the Fund intends to invest are Rule 144A Securities that the Adviser has determined are not illiquid.

Normally, Rule 144A Securities are purchased and valued at a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Rule 144A Securities, and prevailing supply and demand conditions.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may adversely affect the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Company’s Board of Directors has delegated to the Adviser the daily function of determining and monitoring the liquidity of the Fund’s securities in accordance with procedures adopted by the Board. The Board exercises its oversight responsibility for liquidity and remains responsible for liquidity determinations.

Securities Lending. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or risks of delay in recovering the securities loaned or even risks of loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund’s securities will be fully collateralized and marked to market daily.

Futures Contracts and Options on Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

The Fund may purchase and sell Federal Funds, Eurodollar and Treasury futures contracts, and purchase and write call and put options on any of such futures contracts to seek to increase total return or to hedge against changes in interest rates, securities prices or to otherwise manage its term structure, sector selections and duration. The Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. Federal Funds futures contracts are futures contracts based on the simple average of the daily effective federal funds rate during the month of the contract. The effective federal funds rate is a weighted average of all federal funds transactions for a group of federal funds brokers who report to the Federal Reserve Bank of New York each day. Eurodollar futures contracts are U.S. dollar-denominated futures contracts that are based on the implied forward LIBOR of a three-month deposit. Treasury futures are futures contracts to buy or sell the underlying Treasury securities of various maturities. The Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by the Fund are traded on U.S. exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund’s securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities the Fund owns may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s securities would be substantially offset by a decline in the value of the futures position.

On other occasions, the Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. Additionally, long positions in futures contracts may be used to hedge certain parts of the Fund which might be adversely affected by a drop in interest rates.

The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option), to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be affected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Fund will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act, to engage in such transactions without registering as commodity pool operators. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, the Fund’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or securities purchased to protect the Fund against an increase in the price of securities it intends to purchase.

The Fund will engage in transactions in futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes.

Transactions in futures contracts and options on futures involve brokerage costs require margin deposits and, in some cases, may require the Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

Using futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the Adviser’s expectations regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. Using futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from using futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. If there is an imperfect correlation between a futures position and a portfolio position which is intended to be protected, then the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. Government securities. Other futures contracts available to hedge the Fund’s portfolio investments generally are limited to futures on various financial indices.

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the Fund to “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other measures approved by the SEC or its staff while the futures contracts and options are open. Typically, this means that the Fund will establish a segregated account consisting of cash or liquid securities in an amount equal to the aggregate underlying value of such contracts or options. In accordance with applicable federal securities laws, including the 1940 Act, related rules and various SEC and SEC staff positions, with respect to certain kinds of derivatives, the Fund must segregate assets. For example, with respect to forwards and futures contracts that are not contractually required to “cash settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards, futures and index options that are contractually required to “cash settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash settled forward, futures and index options contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. Using leverage involves certain risks. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Interest Rate Swaps, Total Return Swaps, Credit Default Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars

The Fund may enter into interest rate and total return swaps and interest rate caps, floors and collars. The Fund may also purchase and write (sell) options on swaps, commonly referred to as swaptions. The Fund may also enter into credit default swaps based on a specified underlying asset (or groups of assets or indices).

The Fund may enter into swap transactions for hedging purposes, to manage the Fund’s maturity, or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular security, or in a “basket” of securities representing a particular index. As examples, interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. When the Fund is a buyer of a credit default swap (commonly known as buying protection), it may make periodic payments to the seller of the credit default swap to obtain protection against a credit default on a specified underlying asset (or group of assets or indices). If a default occurs, the seller of a credit default swap may be required to pay the Fund the “notional value” of the credit default swap on a specified security (or group of securities or indices). On the other hand, when the Fund is a seller of a credit default swap (commonly known as selling protection), in addition to the credit exposure the Fund has on the other assets held in its portfolio, the Fund is also subject to the credit exposure on the notional amount of the swap since, in the event of a credit default, the Fund may be required to pay the “notional value” of the credit default swap on a specified security (or groups of securities or indices) to the buyer of the credit default swap. The Fund will be the seller of a credit default swap only when the credit of the underlying asset is deemed by the Adviser to meet the Fund’s minimum credit criteria at the time the swap is first entered into.

A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. Generally, however, the Fund will enter into interest rate and total return, swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and total return swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate or total return swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.

To the extent that the Fund’s exposure in a transaction involving a swap, swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into any interest rate or total return swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A or A-1 or better by Standard & Poor’s or A or P-1 or better by Moody’s Investor Service or their equivalent ratings, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser.

The use of interest rate and total return swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to illiquidity risk, counterparty risk, credit risk and pricing risk. Because they are two party contracts and because they may have terms of greater than seven days, swap transactions may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement if the swap counterparty defaults or files for bankruptcy protection. Many swaps are complex and often valued subjectively. Swaps may be subject to pricing or “basis” risk, which exists when a particular swap becomes extraordinarily expensive relative to historical prices or the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Adviser, under the supervision of the Company’s Board of Directors, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, swaptions, caps, floors and collars.

Interest rate swaps and total return swaps on indices and sub-indices on instruments otherwise eligible for investment, and options thereon (including swaptions), futures (Treasury, Eurodollar and Federal Funds) and options (including put and call options on financial futures contracts); options on securities otherwise eligible for investment, interest rate caps, interest rate floors and interest rate collars may constitute derivative instruments. The Fund intends to use derivative instruments to adjust the Fund’s average maturity, particularly when the Fund receives new investments or redemption requests, manage or reduce the Fund’s exposure to risks, primarily interest rate risk, and/or to generate additional return (which may be considered speculative).

Zero Coupon Bonds. To the extent consistent with its investment objective, the Fund generally may invest in zero coupon bonds, which are debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable.

Zero coupon bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of zero coupon bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Short Sales. The Fund may enter into short sales. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.

The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund.

The Fund anticipates that the frequency of short sales will vary substantially in different periods, and it does not intend that any specified portion of its assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of the Fund’s net assets.

Leverage. Under the 1940 Act, the Fund may borrow an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. Although the use of leverage by the Fund may create an opportunity for increased return, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and instruments purchased with leverage proceeds are greater than the cost of the leverage, the Fund’s return will be greater than if leverage had not been used. Conversely, if the income or gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the Fund’s return will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for the Fund including:

•	the likelihood of greater volatility of the Fund’s NAV than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the Fund’s return; and

•	the effect of leverage in a declining market, which is likely to cause a greater decline in the Fund’s NAV than if the Fund were not leveraged.

The Fund nevertheless may determine to continue to use leverage if the benefits to the Fund’s shareholders of maintaining the leveraged position are expected to outweigh the current reduced return.

Credit Quality. Short-term instruments purchased by the Fund will be rated in the highest rating category by at least two nationally recognized statistical rating organizations (“NRSROs”) (e.g., P-1 as rated by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 as rated by Standard & Poor’s Rating Group (“S&P”)) or, in the case of short-term municipal securities, by at least one NRSRO (e.g., A-1 by S&P or MIG-1 or, in the case of variable rate demand obligations, VMIG-1, by Moody’s). Corporate bonds will be rated in one of the three highest long-term rating categories by at least two NRSROs (e.g., A or higher by S&P or Moody’s). Asset-backed and mortgage-backed securities will be rated in one of the two highest long-term rating categories by at least one NRSRO (e.g., AA- or higher by S&P or Aa3 or higher by

Moody’s). When a security requires a minimum rating by at least two NRSROs and only one NRSRO has rated the security, the security may be deemed to have met its rating requirement if it receives the minimum required rating from that NRSRO and it is determined by the Adviser to be of comparable credit quality. If no NRSRO has rated a security, the security may be deemed to have met its rating requirement if it is determined by the Adviser to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative rating (for example, plus or minus) within a designated major rating category. If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Adviser will consider which action, including the sale of the security, is in the best interest of the Fund and its shareholders. Debt securities purchased by the Fund may include securities issued by the U.S. Government (and its agencies, instrumentalities and sponsored enterprises), banks and other issuers. See Appendix A for a description of NRSRO ratings.

Portfolio Turnover. There are no limitations on the length of time that securities must be held by the Fund and the Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which would be borne by the Fund and its shareholders.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Fund’s securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if the Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate would increase.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. The Fund may not:

1.	Borrow money, except the Fund may (a) borrow from banks (as defined in the 1940 Act) or enter into reverse repurchase agreements in amounts up to 33-1/3% of the value of its total assets (including the amount borrowed); (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; and (c) obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any permitted borrowing and then in amounts not in excess of the lesser of the dollar amounts borrowed or 33-1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Fund will not purchase securities while aggregate borrowings for temporary purposes exceed 5% of the Fund’s total assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation. To the extent the Fund covers its commitment under a reverse repurchase transaction (or economically similar transaction) by segregating assets determined to be liquid equal in value to the amount of the Fund’s commitment to repurchase, such an agreement would not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund.

2.	Issue senior securities, except as described above in number 1 or as permitted under the 1940 Act;

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein;

5.	Purchase or sell commodities or commodity contracts, except that the Fund may purchase, sell or enter into options, futures contracts, options on futures contracts, swap agreements and other derivative instruments;

6.	Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in U.S. Government obligations, loan participations and assignments, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities).

8.	Make any investment inconsistent with the Fund’s classification as a diversified company under the 1940 Act.

With respect to Investment Limitation No.2, the staff of the SEC has stated that certain types of instruments, including certain derivatives that may be used by the Fund, raise concerns regarding the prohibition against the issuance of senior securities under the 1940 Act. Such concerns are alleviated if the Fund has a long position with respect to the instrument underlying the transaction or by segregating or earmarking on the Custodian’s books liquid assets equal in value to the Fund’s potential exposure from the transaction.

With respect to Investment Limitation No. 8, the 1940 Act prohibits a diversified fund from purchasing the securities of any one issuer if immediately after such purchase more than 5% of the value of the fund’s total assets would be invested in the securities of such issuer or the fund would own more than 10% of the outstanding voting securities of such issuer, except that (i) up to 25% of the value of a diversified fund’s total assets may be invested without regard to these limitation and (ii) a diversified fund may invest in U.S. government obligations without regard to these limitations.

The Fund’s investment objective and strategies described in the Prospectus are not fundamental and may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders upon 60 days’ notice to shareholders.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, policies relating to the disclosure of the Fund’s securities to ensure that disclosure of information is in the best interests of Fund shareholders. The policies relating to the disclosure of the Fund’s securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s securities holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about its portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company, the custodian for the Fund; PFPC Inc. (“PFPC”), the administrator, accounting agent and transfer agent; Deloitte & Touche LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions and RR Donnelley, the Fund’s financial printers; and Institutional Shareholder Services Inc. (“ISS”), the Fund’s proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third-party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
INDEPENDENT DIRECTORS
Julian A. Brodsky Comcast Corporation 1500 Market Street, 35th Floor Philadelphia, PA 19102 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications); Director, NDS Group PLC (provider of systems and applications for digital pay TV).	21	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Nicholas A. Giordano 1755 Governors Way Blue Bell, PA. 19422 DOB: 03/7/43	Director	Since 2006	Consultant, financial services organizations from 1997 to present.	21	Kalmar Pooled Investment Trust; WT Mutual Fund; Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens); Commerce Bank

Francis J. McKay Fox Chase Cancer Center 333 Cottman Avenue Philadelphia, PA 19111 DOB: 12/06/35	Director	1988 to present	Since 2000, Vice President, Fox Chase Cancer Center (biomedical research and medical care).	21	None

Arnold M. Reichman 106 Pierrepont Street Brooklyn, NY 11201 DOB: 5/21/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	21	None

Mark A. Sargent Villanova University School of Law 299 North Spring Mill Road Villanova, PA 19085 DOB: 4/28/51	Director	Since 2006	Dean and Professor of Law, Villanova University School of Law since July 1997; Member Board of Governors, Financial Industry Regulatory Authority, Inc. (2007-Present).	21	WT Mutual Fund

Marvin E. Sternberg Moyco Technologies, Inc. 200 Commerce Drive Montgomeryville, PA 18936 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	21	Moyco Technologies, Inc.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Robert A. Straniere 300 East 57th Street New York, NY 10022 DOB: 3/28/41	Director	Since 2006	Member, New York State Assembly (1981-2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); and Partner, Kanter-Davidoff (law firm) (2006 to date).	21	Reich and Tang Group (asset management); The Sparx Asia Funds (registered investment company)

INTERESTED DIRECTORS[2]
Robert Sablowsky Oppenheimer & Company, Inc. 200 Park Avenue New York, NY 10166 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	21	Kensington Funds (registered investment company)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of PFPC Inc. from January 1987 to April 2002, Chairman and Chief Executive Officer of PFPC Inc. until April 2002, Executive Vice President of PNC Bank, National Association from October 1981 to April 2002, Director of PFPC International Ltd. (financial services) from August 1993 to April 2002, Director of PFPC International (Cayman) Ltd. (financial services) from September 1996 to April 2002; Governor of the Investment Company Institute (investment company industry trade organization) from July 1996 to January 2002; Director of PNC Asset Management, Inc. (investment advisory) from September 1994 to March 1998; Director of PNC National Bank from October 1995 to November 1997; Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	21	Cornerstone Bank

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS
Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Vice Chairman of the Board, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 7/28/74	Secretary	2007 to present	Since 2005, Vice President and Associate Counsel, PFPC Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	Since 2004	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Accountant Providers) from 2001 to 2002.	N/A	N/A

*	Each Director oversees twenty one portfolios of the Company that are currently offered for sale.
1.	Subject to the Company’s Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Messrs. Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company’s Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company’s Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, two of whom are considered “interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee, a Nominating Committee and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2007.

Executive Committee. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Brodsky, Reichman, Sargent and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2007.

Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. Brodsky, McKay and Sargent. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2007.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee compromised of two interested Directors and three Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sargent, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee was created on May 23, 2007 by the Company’s Board of Directors and convened once during the fiscal year ended August 31, 2007.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2006. As of December 31, 2006, the Fund did not offer shares.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
Nicholas A. Giordano	None	None
Francis J. McKay	None	Over $100,000
Arnold M. Reichman	None	Over $100,000
Mark A. Sargent	None	None
Marvin E. Sternberg	None	None
Robert A. Straniere	None	$1 - $10,000

INTERESTED DIRECTORS
J. Richard Carnall	None	None
Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Since May 23, 2007 the Company pays each Director at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee, Nominating Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 15, 2006 to May 23, 2007, the Company paid each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. Each Director received a fee of

$500 for telephonic Board or Committee meetings lasting one-half hour or less. The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee received an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the Board received an additional fee of $6,600 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2007, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director	$38,500	N/A	N/A	$38,500
Nicholas A. Giordano, Director	$33,267	N/A	N/A	$33,267
Francis J. McKay, Director	$40,500	N/A	N/A	$40,500
Arnold M. Reichman, Director and Chairman	$52,500	N/A	N/A	$52,500
Mark A. Sargent, Director	$34,267	N/A	N/A	$34,267
Marvin E. Sternberg, Director	$44,500	N/A	N/A	$44,500
Robert A. Straniere, Director	$40,000	N/A	N/A	$40,000

Interested Directors:
J. Richard Carnall, Director and former Chairman	$40,500	N/A	N/A	$40,500
Robert Sablowsky, Director	$40,500	N/A	N/A	$40,500

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer	$232,171	N/A	N/A	$232,171

Edward J. Roach President and Treasurer	$43,000	$4,300	N/A	$47,300

As of December 31, 2006, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees, pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee (currently limited to Edward J. Roach). By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, director or employee of the Adviser or the distributor currently receives any compensation from the Company.

Certain Interests of Independent Director

Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation (“Comcast”). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA (“ML Bank”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank’s obligation as part of the syndicate is limited to $100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. There were no amounts outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2005 through December 31, 2006 (including any predecessor credit facility in effect during such period), based on month-end balances. There was no balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2007. The interest rate on amounts drawn under the credit facility is based upon Comcast’s credit ratings. As of December 1, 2007, the interest rates are (i) for amounts undrawn, London Interbank Offered Rate (“LIBOR”) plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and (iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2005 through December 31, 2006, Merrill Lynch participated as an underwriter in 6 (six) Comcast debt offerings. Merrill Lynch served as a joint book-running manager in 2 (two) of those debt offerings. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from Comcast of approximately $11.8 million. Merrill Lynch also serves as the administrator to Comcast’s stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2005 through December 31, 2006.

CODE OF ETHICS

The Company, the Adviser and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, the Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. The Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities.

The Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Fund. The Adviser employs ISS, a third-party service provider, to assist in the voting of proxies. These procedures have been provided to ISS, who analyzes the proxies and makes recommendations, based on the Adviser’s policy, as to how to vote such proxies. A copy of the Adviser’s Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund voted proxies relating to portfolio securities for its first 12-month period ended June 30, 2007 is available, without charge, upon request, by calling BSAM at 1-800-436-4148 ext. 3591 (Brian Crowley) and by visiting the SEC website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 11, 2007, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of December 11th, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Bear Stearns Ultra Short Income Fund (formerly known as Bear Stearns Enhanced Income Fund)	BEAR STEARNS ASSET MGT INC ATTN JIM D’SIDOCKY 237 PARK AVENUE NEW YORK, NY 10017	5,174,815.381	100%

As of December 11, 2007, the Trustees and Officers owned as a group less than 1% of the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc. (“Bear Stearns”), a publicly-traded Delaware corporation, serves as investment adviser to the Fund pursuant to an investment advisory agreement with the Company (the “Advisory Agreement”). Under the Advisory Agreement, BSAM will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund, (ii) the determination from time to time of what securities and other investments will be purchased, retained, or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. The Adviser will provide the services rendered by it in accordance with the Fund’s investment objectives, restrictions and policies stated in the Prospectus and SAI. BSAM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of BSAM in the performance of its duties or from reckless disregard of its duties and obligations under the Advisory Agreement.

For its investment advisory services to the Fund, BSAM is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 0.16% of the Fund’s average daily net assets. BSAM has contractually agreed through August 31, 2008 to waive a portion of its advisory fee and reimburse certain expenses in order to limit the Fund’s total annual Fund operating expenses to 0.20% of the Fund’s average daily net assets. The fee waiver and expense reimbursement can be terminated after August 31, 2008. For the fiscal period ended August 31, 2007, the Fund paid to the Adviser for investment advisory services provided to the Fund $398,239, of which $126,069 was waived by the Adviser.

The Fund bears its own expenses not specifically assumed by BSAM. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to, the expenses listed in the Prospectus and the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by BSAM; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the Adviser and PFPC; (i) fees and expenses of officers and Directors who are not affiliated with the Fund’s Adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular portfolio or class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by the Adviser under its advisory agreement with the Fund.

On May 24, 2007, the continuation of the Advisory Agreement was approved for a term ending on August 16, 2008 by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of such parties. A discussion of the Board’s basis for approving the continuation of the Advisory Agreement is available in the Annual Report to Shareholders for the Fund’s fiscal period ended August 31, 2007.

The Advisory Agreement is terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 90 days’ written notice to BSAM. The Advisory Agreement may also be terminated by BSAM on 60 days’ written notice to the Company. The Advisory Agreement terminates automatically in the event of assignment thereof.

Revenue Sharing Arrangements

The Adviser may pay compensation, out of its own assets and not as an expense of the Fund, to Bear Stearns & Co., Inc. (“BSCO”) and other unaffiliated brokers, dealers or other financial intermediaries (“Intermediaries”) in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Adviser may pay compensation to BSCO or to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for administrative shareholder processing services. The payments will not exceed 0.05% of the amount of assets invested by the Intermediary’s customers (which could include current or aged assets of the portfolio). The amount of these payments may be different for different Intermediaries. These payments, and the basis on which an Intermediary receiving these payments compensates it salespersons, may create an incentive for an Intermediary or its salespersons to recommend the Fund, based on the amount of compensation paid.

Portfolio Manager

Other Accounts. The table below discloses accounts, other than the Fund, managed by a team led by Scott Pavlak, who is primarily responsible for the day-to-day management of the Fund. This information is as of August 31, 2007.

Name of Portfolio Manager or Team Member	Type of Accounts*	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Scott Pavlak, CFA	Other Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	0	$0	0	$0
	Other Accounts:	65	$4,262 Million	0	$0

Material Conflicts of Interest. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund), such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad band of accounts and incentive to allocate opportunities to an account where the portfolio manager or Adviser has a greater financial incentive, such as a performance fee account. The Adviser has adopted policies and procedures reasonably designed to address these types of conflicts and that serve to operate in a manner that is fair and equitable among its clients, including the Fund.

Description of Compensation. Portfolio managers are compensated with an annual salary and incentive bonus which is based on the pre-tax performance of the Fund. The salary generally accounts for less than half of their total income. In addition to product performance, they are paid based upon teamwork, asset growth and contribution to the franchise. Performance is compared to various U.S. Treasury, agency and credit indices with durations of up to three years. Performance is examined over market cycles which are typically trailing one year, three year and five year periods. Mr. Pavlak is not compensated differently based on the performance of the Fund as compared to the performance of Other Accounts disclosed above. All officers of

BSAM who meet a total minimum compensation level participate in a restricted stock plan and a stock options plan and Mr. Pavlak is expected to satisfy the minimum compensation levels to participate in BSAM stock plans.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund managed by such Portfolio Manager as of August 31, 2007:

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Scott Pavlak, CFA	$100,001 to $500,000

Custodian Agreement

PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 is the custodian of the Fund’s assets pursuant to a Custodian Agreement dated August 16, 1988, as amended. Under the Custodian Agreement, PFPC Trust Company: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio securities on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Fund’s operations. PFPC Trust Company is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that PFPC Trust Company remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any sub-custodian.

Transfer Agency Agreement

PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which PFPC: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Fund.

PFPC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000 - $50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Fund will pay PFPC $2.25 per customer verification and $.02 per month per record result maintained.

Administration and Accounting Agreement

PFPC serves as administrator to the Fund pursuant to administration and accounting services agreements dated February 28, 2007 (the “Administration Agreement”). PFPC has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies. The Administration Agreement provides that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, negligence or reckless disregard.

The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or the Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

Distribution Agreement

PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the principal underwriter of the Fund pursuant to an Underwriting Agreement, dated as of January 2, 2001, as supplemented, for the limited purpose of acting as statutory underwriter to facilitate the registration of the Fund’s shares. Pursuant to the Underwriting Agreement, PFPC Distributors will use appropriate efforts to solicit orders for the sale of the Fund’s shares. Shares of the Fund are continuously offered.

Administrative Services Agreement

PFPC Distributors provides certain administrative services to the Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of May 29,

1998. These services include furnishing data processing and clerical services, acting as liaison between the Fund and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports.

For its services to the Fund pursuant to the Custodian Agreement, Transfer Agency Agreement, Administration Agreement, Administrative Services Agreement and Distribution Agreement, PFPC Trust, PFPC, and PFPC Distributors are entitled to receive a monthly fee calculated at the annual rate of:

•	0.0625% of the first $500 million of average net assets;

•	0.0400% on the next $250 million of average net assets;

•	0.0350% on the next $250 million of average net assets; and

•	0.0300% on average net assets over $1 billion.

There is a minimum monthly fee of $14,583, exclusive of custody transaction charges, shareholder account fees (if applicable) and expenses, other PFPC transaction fees and set-up costs, and out-of-pocket expenses. To assist the Fund in maintaining a competitive expense ratio, PFPC and its affiliates will reduce its monthly fees for up to twelve months following the commencement of the Fund, or until Fund assets reach $850 million.

The administrative fees, including waivers and reimbursements for the fiscal year ended August 31, 2007, paid by the Fund to PFPC were $89,950.

PORTFOLIO TRANSACTIONS

The Adviser is responsible for executing portfolio transactions for the Fund, subject to policies established by the Board of Directors and applicable rules. Debt and U.S. Government securities are generally traded on the over-the-counter market on a “net” basis without a stated commission, through dealers acting for their own account and not as brokers. The Fund will engage in transactions with these dealers or deal directly with the issuer unless a better price or execution could be obtained by using a broker. Prices paid to a dealer in debt securities will generally include a “spread,” which is the difference between the prices at which the dealer is willing to purchase and sell the specific security at the time, and includes the dealer’s normal profit.

In transactions for securities not actively traded on a securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions.

For transactions involving securities actively traded on a securities exchange, in selecting brokers or dealers, the Adviser will consider various relevant factors, including, but not limited to: the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer’s execution services rendered on a continuing basis and the reasonableness of any commissions.

Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. No brokerage commissions were paid for the fiscal year ended August 31, 2007.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2007, the Fund held the following securities:

Broker Dealer	Value
Goldman Sachs Group, Inc.	$4,985,695
Lehman Brothers Holdings, Inc.	$9,790,640
Merrill Lynch & Co., Inc.	$2,991,309
Morgan Stanley	$9,136,226

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. Generally, redemption proceeds will be paid within seven days after the receipt of a valid redemption request; however, redemption proceeds for recently-purchased Fund Shares paid for by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in kind, which means the Company will distribute to the redeeming shareholder securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) or the Federal Reserve System are closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Company’s Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund that are not described in the Prospectus.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and such changes may be retroactive.

Federal Taxes

The Fund qualified during the last taxable year and intends to continue to qualify in each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

State and Local Taxes

Although the Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 77.873 billion shares have been classified into 118 classes as shown in the table below, however, the Company only has 33 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100	BBB	100
B	100	CCC	100
C (Balanced)	100	DDD (Robeco Boston Partners Institutional Small Cap Value Fund II)	100
D (Tax-Free)	100	EEE (Robeco Boston Partners Investors Small Cap Value Fund II)	100
E (Money)	500	FFF	100
F (Municipal Money)	500	GGG	100
G (Money)	500	HHH	100
H (Municipal Money)	500	III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100
I (Sansom Money)	1,500	JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100
J (Sansom Municipal Money)	500	KKK (Robeco Boston Partners Funds)	100
K (Sansom Government Money)	500	LLL (Robeco Boston Partners Funds)	100
L (Bedford Money)	1,500	MMM (n/i numeric Small Cap Value)	100
M (Bedford Municipal Money)	500	NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
N (Bedford Government Money)	500	OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
O (Bedford N.Y. Money)	500	PPP (Schneider Value Fund)	100

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
P (RBB Government)	100	QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
Q	100	RRR (Liquidity Fund for Credit Unions)	2,500
R (Municipal Money)	500	SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
S (Government Money)	500	TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
T	500	UUU (Robeco WPG Small Cap Value Fund – Institutional Fund)	50
U	500	VVV (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class)	50
V	500	WWW (Senbanc Fund)	50
W	100	XXX (Robeco WPG Core Bond Fund – Investor Class)	100
X	50	YYY (Bear Stearns CUFS MLP Mortgage Portfolio)	100
		ZZZ (Marvin & Palmer Large Cap Growth Fund)	100
		AAAA (Bear Stearns Ultra Short Income Fund)	50,000
		BBBB (Free Market U.S. Equity Fund)	100
		CCCC (Free Market International Equity Fund)	100
		DDDD (Free Market Fixed Income Fund)	100
		EEEE (Robeco WPG 130/30 Large Cap Core Fund - Investor Class)	100
		FFFF (SAM Sustainable Water Fund – Investor Class)	100
		GGGG (SAM Sustainable Water Fund – Institutional Class)	100
		HHHH (SAM Sustainable Water Fund – Class A)	100
		IIII –(SAM Sustainable Water Fund – Class C)	100
		JJJJ (SAM Sustainable Climate Fund – Investor Class)	100
		KKKK (SAM Sustainable Climate Fund – Institutional Class)	100
		LLLL (SAM Sustainable Climate Fund – Class A)	100
		MMMM (Sustainable Climate Fund – Class C)	100
Y	50	Select (Money)	700
Z	50	Beta 2 (Municipal Money)	1
AA	50	Beta 3 (Government Money)	1
BB	50	Beta 4 (N.Y. Money)	1
CC	50	Principal Class (Money)	700
DD	100	Gamma 2 (Municipal Money)	1
EE	100	Gamma 3 (Government Money)	1
FF (n/i numeric Emerging Growth)	50	Gamma 4 (N.Y. Money)	1
GG (n/i numeric Growth)	50	Bear Stearns Money	2,500
HH (n/i numeric Mid Cap)	50	Bear Stearns Municipal Money	1,500

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
II (Baker 500 Growth Fund)	100	Bear Stearns Government Money	1,000
JJ (Baker 500 Growth Fund)	100	Delta 4 (N.Y. Money)	1
KK	100	Epsilon 1 (Money)	1
LL	100	Epsilon 2 (Municipal Money)	1
MM	100	Epsilon 3 (Government Money)	1
NN	100	Epsilon 4 (N.Y. Money)	1
OO	100	Zeta 1 (Money)	1
PP	100	Zeta 2 (Municipal Money)	1
QQ (Robeco Boston Partners Institutional Large Cap)	100	Zeta 3 (Government Money)	1
RR (Robeco Boston Partners Investors Large Cap)	100	Zeta 4 (N.Y. Money)	1
SS (Robeco Boston Partners Adviser Large Cap)	100	Eta 1 (Money)	1
TT (Robeco Boston Partners Investors Mid Cap)	100	Eta 2 (Municipal Money)	1
UU (Robeco Boston Partners Institutional Mid Cap)	100	Eta 3 (Government Money)	1
VV (Robeco Boston Partners Institutional All Cap Value)	100	Eta 4 (N.Y. Money)	1
WW (Robeco Boston Partners Investors All Cap Value)	100	Theta 1 (Money)	1
YY (Schneider Capital Small Cap Value)	100	Theta 2 (Municipal Money)	1
ZZ	100	Theta 3 (Government Money)	1
AAA	100	Theta 4 (N.Y. Money)	1

The classes of common stock have been grouped into separate “families.” There are ten families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family, the Bear Stearns Family, the Marvin & Palmer Family, the Abundance Technologies Family and the Sustainable Asset Management Family. The Bedford Family and the Sansom Street Family represents interests in the Money Market Portfolio; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; the Bear Stearns Family represents interests in two non-money market portfolios; the Marvin & Palmer Family represents interests in one non-money market portfolio; the Abundance Technologies Family represents interests in three non-money market portfolios and the Sustainable Asset Management Family represents interests in two non-money market portfolios.

Each Share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other Share that represents an interest in the Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, Shares of the Fund will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution plan or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of common stock voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of the advisory agreement or a change in the Fund’s fundamental investment limitations, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

MISCELLANEOUS

Counsel. Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as counsel to the Company and independent legal counsel to the Disinterested Directors.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 1700 Market Street, 25th Floor, Philadelphia, Pennsylvania 19103-3984, serves as the Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2007 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by the Fund’s independent registered public accounting firm, Deloitte & Touche LLP, whose report thereon also appears in the Annual Report and is incorporated herein by reference. Such financial statements have been incorporated by reference herein in reliance upon such reports given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by calling 1-866-509-7229.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”— Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA”— Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

Appendix B

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

SUMMARY OF POLICY

Investment advisers are usually delegated the authority to vote proxies for shares held in a client’s account, although the client may choose instead to retain the right to vote the shares. Where Bear Stearns Asset Management Inc. (“BSAM”), as a federally registered investment adviser, has the authority to vote proxies, it owes each of its client’s the duties of care and loyalty.

1)	The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies (though an adviser is not required to vote every proxy).

2)	The duty of loyalty requires an adviser to cast proxy votes in a manner consistent with the best interests of clients and not to subrogate clients’ interests to its own.

Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Proxy Rule”) requires that an adviser that exercises voting authority over client securities:

•

adopt and implement written policies and procedures for voting client proxies that are reasonably designed to ensure that BSAM votes client securities in the best interest of its clients, and describes how BSAM addresses material conflicts of interest that may arise between it and its clients;

•	disclose to its clients how they may obtain information on how BSAM voted their proxies;

•	describe its proxy voting procedures to its clients and provide copies on request;

•	maintain certain records relevant to proxy voting under Rule 204-2(c)(2).

PROCEDURES FOR COMPLIANCE

Overview

BSAM’s portfolio managers (“PM”) are responsible for monitoring corporate developments and voting proxies for his/her managed accounts or funds. Employee benefit plan clients covered by ERISA may reserve the right to vote proxies only if expressly provided for in their governing instruments. To help PMs:

a)	Meet their proxy voting obligations,

b)	Reasonably ensure that proxy votes are voted in their clients’ best interest,

c)	Avoid possible conflicts of interest in connection with proxy voting, and

d)	Increase the efficiency of voting proxies,

BSAM has retained the services of RiskMetrics Group Institutional Shareholder Services Governance Services (“ISS”) to act as its voting agent for domestic and foreign shareholder votes. ISS is an independent proxy voting firm that specializes in analyzing shareholder voting matters, issuing research reports on such matters, and making objective voting recommendations intended to maximize shareholder value.

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

BSAM’s U.S. and international voting policies can be viewed online at the ISS Governance Analytics (“GA”) website—http://www.riskmetrics.com/issgovernance/policy/index.html. Once you have opened the website, click on “200x Policy Information” for the appropriate year (e.g., “2008 Policy Information”).

To ensure its own independence from issuers, ISS maintains and enforces a “Chinese Wall” that separates the staff and systems involved in proxy analysis operations and corporate governance consulting services. Additionally, ISS provides BSAM a representation confirming that ISS does not face a conflict of interest in respect to each issuer every time for which ISS casts a proxy vote. In the event that a conflict of interest does arise, ISS will inform BSAM of its inability to vote. ISS’s research group will provide a complete analytical summary, but will not issue a final vote recommendation. BSAM will have the responsibility to provide ISS with the specific voting recommendation.

Vote Administration

1)	At the start of the proxy voting season (i.e., February) PMs should

a)	Obtain a listing of companies in his/her portfolio;

b)	Go to the GA website at https://ga.issproxy.com/ to

i)	Determine when the annual meetings for each portfolio company will take place; and

ii)	Review ISS vote recommendations for the portfolio stocks.

•	ISS will generally post its recommendations in GA two weeks prior to the voting date.

•	If necessary, the PM should perform independent research to gather additional information.

2)	If, the PM agrees with ISS’s vote recommendations, ISS will vote the proxies reflecting its vote recommendations on behalf of BSAM’s clients without any notification required from BSAM. The proxies will be voted according to the applicable BSAM voting policy unless instructed by the PM and Proxy Committee.

Voting based on Portfolio Manager’s Election and Proxy Committee Approval

If a PM disagrees with an ISS vote recommendation he/she may elect to over-ride the ISS recommendation. It is possible, that with respect to a particular vote, a PM may wish to vote proxies in accordance with ISS’s recommendations for certain of its clients and differently for other clients.

1)	Where a PM elects to over-ride the ISS recommendation, the PM must notify BSAM’s Proxy Committee of such election.

2

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

2)	The Proxy Committee is responsible for determining whether the PM(s) or BSAM has a conflict of interest (see Exhibit A) which would affect the proxies being voted.

a)	The Proxy Committee is comprised of BSAM’s Chief Investment Officer (“CIO”), Global Head of Institutional Business and Global Head of Hedge Fund Business (or their respective designees).

i)	The Chief Investment Officer serves as the Committee Chairperson.

ii)	Compliance and/or Legal invitees will provide advisory assistance.

3)	The CIO will work with the BSAM Chief Compliance Officer (“CCO”) (or his designee) to conduct the conflict investigation (see Exhibit A) for the Proxy Committee and the findings will be reported to the Proxy Committee. If a conflict is found to exist, the Proxy Committee will not authorize the CIO to vote the proxies in accordance with the PM’s requested election.

4)	If no conflict is present the CIO will execute the vote through GA.

5)	Conflicts of interest are more fully described below under Exhibit A.

ISS Cannot Recommend a Vote

1)	Where ISS does not cover a company or otherwise cannot recommend a vote, the PM(s) must determine how s/he will vote the proxies and notify the CIO (or his designee) of how the proxy should be voted.

2)	The CIO will work with the CCO (or his designee) to conduct a conflict investigation (see Exhibit A) for the Proxy Committee and the findings will be reported to the Proxy Committee. If a conflict is found to exist, the Proxy Committee will not authorize the CIO to vote the proxies in accordance with the PM’s recommendation.

a)	The PM will be instructed to refer the matter to his/her clients and recommend that they vote the proxies themselves.

b)	The referral of a voting matter to clients will be undertaken jointly by the associated PM(s) and a member of BSAM’s Legal and Compliance group in order to make certain that the voting issue and its implications for the company in question are described and conflicts of interest are fully disclosed.

3)	If no conflict is present the CIO will execute the vote through GA.

3

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

Client Election

•	Clients may instruct BSAM on proxy voting issues notwithstanding having delegated such authority to BSAM. In this instance BSAM will vote the proxy in accordance with a client’s written instructions.

•	The client’s instructions will be filed along with the client’s documentation and with Compliance.

Securities on Loan

•	When a security held in an account managed by BSAM is loaned to a third party, the borrower is responsible to vote any proxies on shareholder matters that arise during the term of the loan.

Disclosure of How to Obtain Voting Information

•	BSAM will disclose, in Part II of its Form ADV, to its clients how they can obtain information on how their securities were voted.

Description of Proxy Voting Policies and Procedures and How to Obtain a Copy

•	BSAM will include a summary of its Proxy-Voting Policies and Procedures in Part II of its Form ADV and tell clients how they can obtain the actual policies and procedures upon request.

SUPERVISION AND REVIEW OF COMPLIANCE PROCEDURES

ISS Performance Review. Since BSAM is relying to a large extent on the corporate governance research and proxy-voting recommendations of ISS, its Proxy Committee will annually review the effectiveness of ISS’s services.

DOCUMENTATION AND RECORD KEEPING

Under Rule 204-2(c)(2), BSAM must retain the following documents for a period of at least five (5) years:

1)	Proxy Policies and Procedures

a)	Copies of all policies and procedures required by the Proxy Rule;

2)	Proxy Statements

a)	A copy of each proxy statement received regarding client securities (a third party, such as ISS, may retain and can be obtained from the SEC’s Electronic Data Gathering Analysis and Retrieval system (“EDGAR”));

3)	Voting Records

a)	A record of each vote cast on behalf of clients (a third party, such as ISS, may make and retain);

4

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

4)	Decision-Making Documents

a)	A copy of any document created by BSAM that was material to making a decision how to vote proxies or that memorializes the basis for the decision; and

5)	Client Requests and Responses

a)	A copy of each written client request for proxy voting information and a copy of any written response by BSAM to any (written or oral) client request for information on how BSAM voted proxies on behalf of the requesting client.

ASSOCIATED POLICIES

•	Code of Ethics, Client Communication Policy

REGULATORY AUTHORITY

a)	Rule 206(4)-6 under the Investment Advisers Act of 1940;

b)	Investment Advisers Act Rel. No. 2106 (Jan. 31, 2003), 68 Fed. Reg. 6593, (Feb. 7, 2003).

Revision Dates	Author	Comments
12/18/07	Curtis Flippen

9/2/04	Marisol Perez	Amendment to ‘Independent Proxy Research’ section, addition of ‘Duty to Report’ section & voting recommendations chart

08/2003	Larry Lafer/ Steven Bornstein	Initial policy

5

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

EXHIBIT A

Conflicts of Interests

Any circumstance or relationship which would compromise a PM’s objectivity in voting proxies in the best interests of his/her clients would constitute a conflict of interest. Whether any such conflict exists for proxy-voting purposes will be determined by the Proxy Committee.

1)	Identifying Conflicts of Interest

a)	The Proxy Committee will deem a conflict to exist whenever BSAM or one of its PMs has a personal or business interest in the outcome of a particular matter before shareholders. A conflict may arise where:

i)	BSAM has a business or financial relationship with a company whose management or shareholders are soliciting proxies. For example, BSAM or a PM has a substantial business relationship with the company or a proponent of a proxy proposal relating to the company (e.g., an employee group) such that failure to vote in favor of management (or the proponent) could harm BSAM’s relationship with the company (or proponent).

ii)	BSAM or one of its PMs has a business or personal relationship with participants in proxy contests, corporate directors or candidates for directorships. For example, a PM may have a relative who serves as a director or executive of the company.

2)	Procedures to Address Material Conflicts

a)	Whether BSAM’s relationships with other parties create a material conflict will depend on the facts and circumstances of each case. Putative conflicts of interest deemed by the Proxy Committee to be immaterial to a shareholder vote will not disable BSAM’s PMs from voting proxies where they disagree with ISS or ISS has given no voting recommendation. Additionally, the existence of an issue with respect to which BSAM is determined to have a conflict of interest will not prevent its PM from voting on other issues on the same proxy with respect to which BSAM does not have a conflict of interest.

b)	In this regard, it should be noted that BSAM is a subsidiary of a world-wide, full-service investment banking and brokerage firm. As such, BSAM could be subject to a much wider array of potential conflicts of interest affecting its proxy votes on behalf of clients than if it were a stand-alone investment advisor. In order to minimize such conflicts with affiliated business units, however, BSAM has erected an information barrier to prevent, detect and deter the misuse, misappropriation or improper dissemination of confidential and proprietary information and MNPI by its employees.

c)	As a matter of policy, BSAM’s Proxy Committee will presume the existence of a conflict of interest for proxy-voting purposes whenever:

i)	A current BSAM client is affiliated with a company soliciting proxies or has communicated its view to BSAM on an impending proxy vote; or

6

BEAR STEARNS ASSET MANAGEMENT INC.

PROXY POLICYS AND PROCEDURES

ii)	The PM responsible for voting a proxy has identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote; or

iii)	A third-party with an interest in the outcome of a shareholder vote has attempted to influence either BSAM or the PM responsible for voting a proxy; or

iv)	A company with respect to which proxies are being solicited is on the Bear Stearns Corporate Finance Restricted List-Watch List.

3)	Duty to Report Conflicts

a)	Any BSAM employee who is aware of any actual or apparent conflict of interest relevant to, or any attempt to improperly influence, how BSAM or a Portfolio Manager votes its proxies has a duty to disclose the existence of the situation to BSAM Compliance.

Conflict of Interest Investigation Questions

The CIO will work with the CCO (or his designee) to conduct a conflict investigation for the Proxy Committee and the findings will be reported to the Proxy Committee. At a minimum the following questions will be considered:

Date:

Name of Security:

Name of Portfolio Manager:

Is the company with respect to which proxies are being solicited on the Bear Stearns corporate finance Restricted List or Watch List?	Yes/No

Has the portfolio manager responsible for voting a proxy identified a personal or business interest either in a company soliciting proxies or in the outcome of a shareholder vote?	Yes/No

Does BSAM have a substantial business relationship with the portfolio company?	Yes/No

7

Marvin & Palmer

Large Cap

Growth Fund

of the RBB Fund, Inc.

Prospectus

December 31, 2007

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

INTRODUCTION

This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Institutional Class of the Marvin & Palmer Large Cap Growth Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”).

Marvin & Palmer Associates, Inc., a Delaware corporation (“Marvin & Palmer Associates” or the “Adviser”), provides investment advisory services to the Fund. This Prospectus and the Statement of Additional Information (“SAI”) incorporated herein relate solely to the Fund.

1

DESCRIPTION OF THE MARVIN & PALMER LARGE CAP GROWTH FUND

Investment Goal

The Fund seeks long-term capital appreciation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors upon prior written notice to shareholders.

Principal Investment Strategies

Investments: The Fund pursues its investment goal by investing under normal circumstances at least 80% of its net assets in large cap growth equity securities that the Adviser believes offer the prospect of long-term capital appreciation. Large cap equity securities generally refer to companies in the Russell 1000® Growth Index, although the Fund may invest in securities not included in the Index. As of November 30, 2007, the market capitalization range for companies in the Index was $769 million to $502 billion. The Adviser generally intends to purchase securities of issuers with a market capitalization of $5 billion or more at the time of investment. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars through American Depositary Receipts listed on a national securities exchange or traded in the over-the-counter market. The Fund will notify shareholders in writing at least 60 days prior to any change of its policy to invest at least 80% of its net assets in large cap growth equity securities.

The Fund may participate as a purchaser in initial public offerings of securities (an “IPO”). An IPO is a company’s first offering of stock to the public. The Fund may also purchase securities of unseasoned issuers.

The Fund reserves the right to hold up to 100% of its assets as a temporary defensive measure in cash and money market instruments. To the extent the Fund employs a temporary defensive measure, the Fund may not achieve its investment goal.

Strategies: The Adviser uses a proprietary relative price strength model and focused fundamental research as part of a three step investment process to identify stocks that the Adviser believes have rising earnings expectations.

First, the Adviser relies on a relative price strength model that is focused on long term trends to analyze sectors and individual stocks based on relative price movement. Companies that can be categorized as having positive price strength, i.e. leading the benchmark, become the focus of fundamental analysis by the portfolio managers.

Second, the Adviser uses fundamental analysis to evaluate particular sectors and stocks identified as having positive price strength based on the results of the relative price strength model. The Adviser analyzes growth trends and competitive dynamics, including an analysis of the outlook for prices, costs, and volumes for the industry’s key players. At the company level, the Adviser looks for superior, sustainable long-term growth. The Adviser evaluates three primary factors to predict the long-term growth rate for a stock: franchise quality (for example, top line growth rate for the industry and the company, the company’s competitive advantage, and the company’s key competitors), management quality and balance sheet quality (for example, sufficient internal capital generation to grow the company and risk of bankruptcy).

Third, the Adviser applies the results of steps one and two to construct the Fund’s portfolio by setting sector allocations and selecting stocks. No stock can be purchased unless it has passed the first two steps of the investment process. The Adviser uses a target range of stocks (35-55) and a minimum position size of 0.25% of the Fund’s portfolio for each portfolio security purchased.

Principal Risks

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, the risk that the Fund could underperform other possible investments, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. You could lose money on your investment in the Fund if any of the following occurs:

•	The U.S. stock market goes down.

2

•	Growth stocks or stocks of large capitalization companies temporarily fall out of favor with investors or are more volatile than the rest of the U.S. market as a whole.

•	Companies in which the Fund invests suffer unexpected losses or lower than expected earnings or their securities become difficult or impossible to sell at the time and price the Adviser would like.

•

The Adviser’s judgment about the attractiveness or potential appreciation of a particular security or sector proves to be wrong or the Fund misses out on an investment opportunity because the assets necessary to take advantage are tied up in less advantageous investments.

•	The Fund may invest in initial public offerings which entails special risks, including limited operating history of the issuing companies, unseasoned trading, and limited liquidity.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has not completed a full year of operations as of the date of this Prospectus. The Fund evaluates its performance as compared to that of the Russell 1000® Growth Index, a composite of large cap, growth oriented companies.

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the estimated fees and expenses that you may pay if you buy and hold Institutional Class of shares of the Fund (“Shares”).

Annual Fund Operating Expenses*

(Expenses that are deducted from Fund assets)

Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses[1]	3.28%

Total Annual Fund Operating Expenses	3.93%
Fee Waivers and Expense Reimbursements[2]	(3.13)%

Net Operating Expenses	0.80%

*	Shareholders requesting redemption by wire are charged a transaction fee of $7.50.
1	Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges.
2	The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses to 0.80% of the Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008. If at any time during the first three years the Advisory Agreement is in effect, the Fund’s Total Annual Fund Operating Expenses for that year are less than 0.80%, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvest all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years**
Institutional Class	$82	$909

**	The waiver and reimbursement arrangement agreed to by the Adviser, if not extended, will terminate on December 31, 2008. Thus, the 3 years example reflects the waiver and reimbursement arrangement only for the first year.

3

Financial Highlights

The table below sets forth certain financial information since the Fund’s inception, including per share information for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report, which is available upon request (see back cover for ordering instructions).

For the Period July 2, 2007* to August 31, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income (loss)	—
Net realized and unrealized gain from investments	0.20

Net increase in net assets resulting from operations	0.20

Net asset value, end of period	$10.20

Total investment return(1)	2.00%

Ratios /Supplemental Data
Net assets, end of period (000’s omitted)	$15,283
Ratio of expenses to average net assets(2)	0.80%
Ratio of expenses to average net assets without waivers and expense reimbursements(2)	3.93%
Ratio of net investment income to average net assets(2)	0.21%
Portfolio turnover rate	29%

*	Commencement of operations.
(1)	Total investment return is calculated by assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.
(2)	Annualized.

4

MORE ABOUT THE FUND’S INVESTMENTS AND RISKS

The Risk/Return Information describes the Fund’s investment goal and its principal investment strategies and risks. This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use.

More About The Fund’s Investments

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. Rule 12d1-1 under the Investment Company Act of 1940 permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains (possibly including short-term capital gains which are taxed at the same rate as ordinary dividends), increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund. Lending the Fund’s portfolio securities involves the risk of delay in receiving additional collateral if the value of the securities goes up while they are on loan.

Borrowing. The Fund may borrow money for temporary or emergency (not leveraging) purposes. The Fund will not make any additional investments while borrowings exceed 5% of its total assets.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions in cash or money market instruments. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment goal.

Investment Risks

The following provides additional information about the risks of investing in the Fund:

•

At least 80% of the Fund’s net assets will be invested under normal circumstances in large cap equity securities, and the net asset value of the Fund will vary with changes in the market value of the portfolio positions.

•

The market value of a portfolio holding may fluctuate, sometimes rapidly and unpredictably. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. Decreases in market value of the Fund’s portfolio securities could adversely affect the Fund’s net asset value.

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance,

5

high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is expected to exceed 100%.

•

Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market.

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to facts such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time, which may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

•

The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or money market instruments, the Fund may not achieve its investment goal.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

6

MANAGEMENT OF THE FUND

Investment Adviser

Marvin & Palmer Associates is located at 1201 N. Market Street, Suite 2300, Wilmington, Delaware 19801-1165. Marvin & Palmer Associates was founded in 1986 and provides equity investment management services to pension plans, mutual funds, trusts, corporations and other institutional investors. As of November 30, 2007, David F. Marvin, Chairman of the Board and Chief Executive Officer of Marvin & Palmer Associates, owned approximately 47% of Marvin & Palmer Associates’ voting stock, and Stanley Palmer, President of Marvin & Palmer Associates, owned approximately 15% of Marvin & Palmer Associates’ voting stock. Marvin & Palmer Associates had approximately $12 billion in assets under management as of November 30, 2007.

Subject to the general supervision of the Company’s Board of Directors, Marvin & Palmer Associates manages the Fund’s portfolio and is responsible for the selection and management of all investments of the Fund in accordance with the Fund’s investment goal and policies.

Portfolio Managers

The portfolio managers responsible for the day-to-day operation of the Fund are:

•	DAVID F. MARVIN*, CFA

(Chairman of the Board, Portfolio Manager—Principal of the Adviser)

Mr. Marvin focuses on global equity investments and currencies. Mr. Marvin, together with Stanley Palmer, founded Marvin & Palmer Associates in July 1986. Prior to starting Marvin & Palmer Associates, Mr. Marvin served for ten years as Vice President in charge of the $10 billion internally-managed DuPont Pension Fund. Preceding his tenure at DuPont, Mr. Marvin worked for Investors Diversified Services as the Head Portfolio Manager for IDS Stock Fund. IDS Stock Fund was the largest mutual fund in the United States at the time of Mr. Marvin’s tenure. Mr. Marvin started in the investment business in 1965 as a securities analyst for Chicago Title & Trust. Mr. Marvin received his M.B.A. from Northwestern University and his B.S. from the University of Illinois. Mr. Marvin has discretion to make purchase and sale decisions in his portion of the Fund’s portfolio.

•	JAY F. MIDDLETON

(Portfolio Manager—Principal of the Adviser)

Mr. Middleton focuses on equity investments in the Americas. He joined Marvin & Palmer Associates in 1989 as a Global Analyst and became a Portfolio Manager in 1992. Mr. Middleton holds a B.A. from Wesleyan University and is a member of the Phi Beta Kappa Honor Society. Mr. Middleton has discretion to make purchase and sale decisions in his portion of the Fund’s portfolio.

•	STEPHEN D. MARVIN*

(Portfolio Manager—Principal of the Adviser)

Mr. Marvin focuses on equity investments in the Americas. He joined Marvin & Palmer Associates in 1994 as a Global Analyst and became a Portfolio Manager in 1997. Prior to joining Marvin & Palmer Associates, he worked for Bear Stearns & Company as a Corporate Finance Analyst. Mr. Marvin holds a B.A. from Carleton College. Mr. Marvin has discretion to make purchase and sale decisions in his portion of the Fund’s portfolio.

•	PORTER SCHUTT

(Portfolio Manager—Principal of the Adviser)

Mr. Schutt focuses on equity investments in the Pacific Region and the U.S. He joined Marvin & Palmer Associates in 2000 as an International Analyst and became a Portfolio Manager in 2001. Prior

7

to joining Marvin & Palmer Associates, he worked in Hong Kong for 8 years, most recently at Goldman Sachs (Asia) L.L.C. as a Vice President from 1996 to 2000. From 1992 to 1996 he worked as a Manager of Asian Equities Sales at Peregrine Brokerage Limited. He received his B.A. from the University of Virginia. Mr. Schutt has discretion to make purchase and sale decisions in his portion of the Fund’s portfolio.

*	David F. Marvin is Stephen D. Marvin’s father.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

Management Fees

Pursuant to an investment advisory agreement with the Company, the Adviser is entitled to an advisory fee at the annual rate of 0.65% of the Fund’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the Fund is available in the Fund’s annual report for the year ended August 31, 2007.

The Adviser has contractually agreed to waive its advisory fees and/or reimburse expenses through December 31, 2008 to the extent that total annual Fund operating expenses exceed 0.80% of the Fund’s average daily net assets. The Adviser may discontinue these arrangements at any time after December 31, 2008. If at any time during the first three years the Advisory Agreement is in effect, the Fund’s total annual operating expenses for that year are less than 0.80%, the Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Adviser to the Fund.

8

SHAREHOLDER INFORMATION

Pricing of Fund Shares

The Shares are priced at their net asset value (“NAV”). The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Shares
NAV	=	–	Value of Liabilities Attributable to the Shares
Number of Outstanding Shares

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) generally 4:00 p.m. Eastern time on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund Shares at the public offering price next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund Shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange or on the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system will be valued at the last sale price for all exchanges, except the NASDAQ, and the official closing price for the NASDAQ. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Equity securities traded in the over-the-counter market are valued at their closing bid prices. The Fund’s fixed income securities are valued based on market quotations, which are furnished by an independent pricing service. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation.

If market quotations are unavailable or deemed unreliable, the fair value of the Fund’s investments will be determined by its Valuation Committee in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund’s Valuation Committee may fair value such foreign securities. The use of a pricing service and fair valuation involve the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other mutual funds and investors to price the same investments.

Investments in other mutual funds are valued based on the NAV of those mutual funds (which may use fair value pricing as disclosed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt Fund management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or

9

would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Company’s Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

You can only purchase Shares on days on which both the NYSE and PNC Bank are open and through the means described below. The minimum initial investment in the Fund is $1 million and the minimum subsequent investment is $100,000. The minimum initial investment and minimum subsequent investment requirement may be reduced or waived by the Adviser from time to time.

Purchase of Shares through an Institutional Organization: Shares are available through consultants or broker-dealers purchasing Shares for the accounts of others (“Institutional Organizations”). If you purchase Shares through an Institutional Organization, you may be charged a transaction-based fee or other fee for the services of such organization. Each Institutional Organization is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases. Customers of Institutional Organizations should read this Prospectus in light of the terms governing their account with their Institutional Organization. The Fund does not pay to or receive from Institutional Organizations compensation for the sale of Shares.

Certain Institutional Organizations may have agreements with the Fund and may be responsible for promptly transmitting client or customer purchase and redemption orders to the Fund in accordance with such agreements. Shareholders may contact Shareholder Services at 877-821-2117 or Marvin and Palmer directly to determine which Institutional Organizations sell the Fund’s Shares. An Institutional Organization or, if applicable, its designee that has entered into such an agreement with the Fund or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Institutional Organization could be held liable for resulting fees or losses. The Fund will be deemed to have received a purchase or redemption order when these certain Institutional Organizations, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be priced at the Fund’s NAV next computed after they are accepted by the Institutional Organization or its authorized designee. If a purchase order is not received by the Fund in good order, PFPC Inc. (the “Transfer Agent”) will contact the Institutional Organization to determine the status of the purchase order.

10

The Fund relies upon the integrity of the Institutional Organization to ensure that orders are timely and properly submitted.

General: You may also purchase Shares directly from the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form. After an initial purchase is made, the Transfer Agent will set up an account for you on the Fund’s records, that will show all of your transactions and the balance of the Shares you own.

Initial Investment By Mail: An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Marvin & Palmer Large Cap Growth Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Marvin & Palmer Large Cap Growth Fund	Marvin & Palmer Large Cap Growth Fund
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9669	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860

Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire: Shares of the Fund may be purchased by wiring federal funds to PNC Bank (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. Notification must be given to the Transfer Agent at 877-821-2117 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Funds should be wired to:

PNC Bank, NA

Philadelphia, Pennsylvania 19103

ABA# 0310-0005-3

Account # 8611728355

  F/B/O Marvin & Palmer Large Cap Growth Fund

Ref. (Account Registration)

(Fund and Account Number)

Additional Investments: Additional investments may be made at any time by purchasing Shares of the Fund at NAV by mailing a check to the Transfer Agent at the address noted above under “Initial Investment by Mail” (payable to Marvin & Palmer Large Cap Growth Fund) or by wiring monies to PNC Bank, NA as outlined above under “Initial Investment by Wire.” Notification must be given to the Transfer Agent at 877-821-2117 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected.

Purchases in Kind. In certain circumstances, shares of the Fund may be purchased “in kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of net asset value after such acceptance. The shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by the Fund’s Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

11

Other Purchase Information: The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Adviser will monitor the Fund’s total assets and, subject to Board approval, may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a. persons who already hold Shares of the Fund directly or through accounts maintained by brokers by arrangement with the Company,

b. existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund, and

c. employees of the Adviser and their spouses, parents and children.

Purchases of the Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

Customer Identification Program: Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in the Fund or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Good Order: You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Redemption of Fund Shares

You may redeem shares on any business day that the NYSE is open. Shares will be redeemed at the NAV next determined after your redemption request is received in good order. The Fund cannot send redemption proceeds by wire transfer on days when PNC Bank is closed. Redemption proceeds for wire transfer requests will be wired on the next business day that PNC Bank is open.

See “Purchase of Fund Shares—Purchase of Shares through an Institutional Organization” for additional information about redemptions effected through Institutional Organizations.

You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund.

Redemption By Mail: Your redemption requests should be addressed to Marvin & Palmer Large Cap Growth Fund, c/o PFPC Inc., P.O. Box 9669, Providence, RI 02940; for overnight delivery, requests should be addressed to Marvin & Palmer Large Cap Growth Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860, and must include:

a. Name of the Fund;

12

b. Account Number;

c. a letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

d. medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

e. other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone: In order to request a telephone redemption, you must have returned your account application containing a telephone election.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at 877-821-2117 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. If the telephone redemption option (as described above in this Prospectus) is authorized, the Company and the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Company and the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding, and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Involuntary Redemption: The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Other Redemption Information: Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the Securities and Exchange Commission.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the Securities and Exchange Commission. Investors generally will incur

13

brokerage charges on the sale of portfolio securities so received in the payment of redemptions. Investors also will bear the risk of fluctuations in the market value of securities received in an in-kind redemption until the securities are sold. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of the Fund’s NAV during any 90-day period for any one shareholder of the Fund.

Proper Form: You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your Shares. Other Fund distributions will generally be taxable as ordinary income. A portion of those distributions, however, may be treated as “qualified dividend income” taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% for distributions received through December 31, 2010. A distribution is treated as qualified dividend income to the extent the Fund receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that the holding period and other requirements are met by the Fund and the shareholder. Additionally, a portion of the distributions paid by the Fund may be eligible for the dividends-received deduction for corporate shareholders. You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional Shares. You will be notified annually of the tax status of distributions to you.

You should note that if you purchase Shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of a portion of your purchase price. This is known as “buying into a dividend.”

You will recognize taxable gain or loss on a sale or redemption of your Shares, based on the difference, if any, between your tax basis in the Shares and the amount you receive for them. Such gain or loss will generally be capital gain or loss if you hold your Fund Shares as capital assets and will be long-term if you held your Fund Shares for more than one year. Long-term capital gains are taxable to non-corporate U.S. shareholders at a maximum federal income tax rate of 15% through December 31, 2010. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held Shares.) Additionally, any loss realized on a disposition of Shares of the Fund may be disallowed under “wash sale” rules to the extent the Shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

14

Any loss realized on Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the Shares.

The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or on other tax-qualified plan) will not be currently taxable.

State and Local Taxes: Shareholders may also be subject to state and local taxes on distributions and redemptions. Shareholders should consult their advisors regarding the tax status of distributions in their state and locality.

More information about taxes is contained in the SAI.

Prior Performance of Similarly Advised Accounts of the Adviser

As of the date of this Prospectus, the Fund has not completed a full year of operations. This section presents past performance information for the Marvin & Palmer U.S. Equity Composite (the “Composite”). The Composite consists of all separate accounts and commingled accounts managed in a substantially similar manner as the Fund. All of the accounts comprising the Composite have substantially similar investment objectives, policies and strategies as the Fund.

The information is provided to illustrate the past performance of Marvin & Palmer Associates in managing substantially similar accounts and does not represent the performance of the Fund. Investors should not consider this performance data as a substitute for the performance of the Fund, nor should investors consider this data as an indication of the future performance of the Fund or of Marvin & Palmer Associates. The overall expenses of the accounts in the Composite were generally lower than those that would be experienced by Fund shareholders and, therefore, the performance of the Fund would generally be lower. The Fund’s results in the future also may be different because the accounts in the Composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable securities and tax laws that, if applicable, could have adversely affected the performance of the accounts in the Composite. In addition, the securities held by the Fund will not be identical to the securities held by the accounts in the Composite. Composite performance is also compared to the performance figures for two broad-based securities benchmark indices appropriate to the Fund. Both indices are unmanaged, and are not subject to fees and expenses typically associated with managed funds, including the Fund. Investors cannot invest directly in the indices. This performance presentation is accompanied by additional disclosures. These disclosures are an integral part of this presentation.

Annualized Returns as of December 31, 2006

	1 Year %	3 Years %	5 Years %	10 Years %	18 Years %
M&P U.S. Equity Composite—Gross	3.69	8.18	4.93	14.15	15.41
M&P U.S. Equity Composite—Net	2.99	7.44	4.21	13.33	14.56

Russell 1000 Growth Index	9.07	6.87	2.69	5.44	10.56
Value Added (M&P Gross vs. R1000 Growth Index)	(5.38)	1.31	2.24	8.71	4.85
Value Added (M&P Net vs. R1000 Growth Index)	(6.08)	0.57	1.52	7.89	4.00

S&P 500 Index	15.79	10.44	6.19	8.46	11.93
Value Added (M&P Gross vs. S&P 500 Index)	(12.10)	(2.26)	(1.26)	5.69	3.48
Value Added (M&P Net vs. S&P 500 Index)	(12.80)	(3.00)	(1.98)	4.87	2.63

Gross = does not reflect the deduction of management fees and expenses paid to Marvin & Palmer Associates.

Net = reflects the deduction of management fees and expenses paid to Marvin & Palmer Associates.

15

Historical Performance of Similarly Advised Accounts of the Adviser

Date	M&P Gross %	M&P Net %	R1000 Growth %	Value Added (Gross vs. R1000 G) %	Value Added (Net vs. R1000 G) %	S&P 500%	Value Added (Gross vs. S&P 500) %	Value Added (Net vs. S&P 500) %	Dispersion		# of Portfolios	Composite MV ($M)	Total Firm Assets ($M)
									Max %	Min %
1989	29.89	28.78	35.92	(6.03)	(7.14)	31.64	(1.75)	(2.86)	—	—	1	1.7	232.0
1990	3.00	2.29	(0.26)	3.26	2.55	(3.10)	6.10	5.39	—	—	2	9.4	304.2
1991	55.69	54.70	41.16	14.53	13.54	30.46	25.23	24.24	60.08	54.16	2	20.8	644.2
1992	2.00	1.28	5.00	(3.00)	(3.72)	7.65	(5.65)	(6.37)	2.65	0.21	2	25.0	1,274.2
1993	31.73	30.63	2.90	28.83	27.73	10.07	21.66	20.56	32.63	30.02	2	34.3	2,392.0
1994	(22.98)	(23.62)	2.66	(25.64)	(26.28)	1.31	(24.29)	(24.93)	(22.76)	(23.35)	2	27.1	2,595.1
1995	34.55	33.44	37.19	(2.64)	(3.75)	37.58	(3.03)	(4.14)	34.81	34.15	2	32.5	3,044.6
1996	21.13	20.18	23.12	(1.99)	(2.94)	22.84	(1.71)	(2.66)	21.27	20.14	3	42.9	3,409.7
1997	29.55	28.55	30.49	(0.94)	(1.94)	33.85	(4.30)	(5.30)	29.61	29.37	3	53.4	4,619.4
1998	61.25	60.02	38.71	22.54	21.31	28.57	32.68	31.45	61.78	60.20	3	85.0	7,041.0
1999	89.65	88.19	33.16	56.49	55.03	21.07	68.58	67.12	91.56	87.40	3	149.0	14,164.4
2000	(4.04)	(4.72)	(22.42)	18.38	17.70	(9.09)	5.05	4.37	(1.32)	(4.78)	3	137.0	9,956.3
2001	(22.33)	(22.90)	(20.42)	(1.91)	(2.48)	(11.88)	(10.45)	(11.02)	(22.02)	(22.91)	3	114.0	7,132.0
2002	(25.77)	(26.31)	(27.88)	2.11	1.57	(22.11)	(3.66)	(4.20)	(25.23)	(26.52)	12	174.2	5,941.4
2003	35.35	34.44	29.75	5.60	4.69	28.68	6.67	5.76	38.45	34.25	22	759.0	9,660.7
2004	11.27	10.51	6.30	4.97	4.21	10.88	0.39	(0.37)	11.85	10.69	22	1,062.2	9,164.9
2005	9.74	8.97	5.26	4.48	3.71	4.90	4.84	4.07	10.19	7.96	26	1,117.2	9,840.7
2006	3.69	2.99	9.07	(5.38)	(6.08)	15.79	(12.10)	(12.80)	3.94	2.89	32	1,302.4	12,390.4
1Q 2007	(0.30)	(0.44)	1.19	(1.49)	(1.63)	0.64	(0.94)	(1.08)	(0.06)	(0.84)	34	1,721.8	9,825.4
2Q 2007	5.44	5.31	6.86	(1.42)	(1.55)	6.28	(0.84)	(0.97)	5.62	5.17	33	1,832.9	10,617.7
3Q 2007	13.64	13.50	4.21	9.43	9.29	2.03	11.61	11.47	13.96	12.43	32	2,005.2	11,584.5
YTD 2007	19.46	19.00	12.68	6.78	6.32	9.13	10.33	9.87	19.78	18.17	32	2,005.2	11,584.5

U.S. Equity Composite Additional Disclosures:

Marvin & Palmer Associates, Inc. (the “firm”) is an investment manager that directs investments in global equities. The firm is defined as an independent investment management firm that holds itself out to the public as such and is registered with the Securities and Exchange Commission and is not affiliated with any parent organization.

The firm has prepared and presented this report in compliance with the Global Investment Performance Standards (GIPS®). The firm does not claim firm-wide compliance prior to January 1, 1989 because it does not possess complete records prior to that time for two accounts, neither of which was eligible to be included in the Composite (as defined below). Except as just stated for the period prior to January 1, 1989, the firm included all other applicable accounts in the Composite and complied with the applicable provisions of GIPS® standards.

The U.S. Equity Composite (the “Composite”) is comprised of tax-exempt accounts, separate accounts and commingled accounts that are fully discretionary, U.S. dollar based, fee-paying accounts and a portion of an account that is non-fee paying, including those accounts no longer with the firm. Composite results reflect performance of accounts managed according to the criteria noted. Accounts that are managed according to different or additional criteria may experience materially different investment performance. A complete list and description of the firm’s composites is available upon request. The Composite creation date was November 17, 2000.

The investment objective of the accounts in the Composite is to invest in securities traded in a United States market and/or any American Depository Receipts that the firm has identified as having the potential for increasing in value. Effective July 6, 2005, the benchmark for the Composite is the Russell 1000 Growth Index (the “Index”). The Index measures the performance of those Russell 1000 companies with higher price-to-book

16

ratios and higher forecasted growth values. The Composite’s previous benchmark was the Standard & Poor’s 500 Index (the “Supplemental Index”). The Composite’s benchmark was changed because the firm believes that the Index is a more appropriate benchmark for its growth style of investing. Asset allocation and security holdings in the Composite may differ materially from those in the Index; therefore Composite performance may deviate significantly from Index performance over short or long time periods. The Supplemental Index is shown to provide additional comparative information. The Supplemental Index includes a representative sample of 500 leading companies in leading industries of the U.S. economy. Although the Supplemental Index focuses on the large-cap segment of the market, with over 80% coverage of U.S. equities, it is also an ideal proxy for the total market. Leverage and derivatives are not used for accounts included in the Composite. Past performance results do not guarantee future returns.

All results are expressed in U.S. dollars and are net of broker commissions, expenses related to trading, and actual foreign withholding taxes on dividends, interest, and capital gains. For withholding tax purposes, the accounts in the Composite are U.S. based, and both the Index and Supplemental Index are U.S. based. Results reflect the reinvestment of dividends and capital gains. Net results also reflect the deduction of the actual management fees paid by the accounts in the Composite and other expenses of one account in the Composite. During the periods shown, a portion of the interests of one account contained in the Composite was held by the firm and did not pay management fees, resulting in a positive material performance adjustment to the net results shown. The non-fee-paying portion of the account represented the following percentage of the Composite as of December: 1988 (4.8%), 1989 (6.3%), 1990 (2.0%), 1991 (2.0%), 1992 (2.1%), 1993 (2.8%), 1994 (3.9%), 1995 (5.6%), 1996 (6.2%), 1997 (7.5%), 1998 (8.5%), 1999 (9.4%), 2000 (10.5%), 2001 (10.5%), 2002 (5.7%), 2003 (1.0%), 2004 (0.7%), 2005 (0.8%) and 2006 (0.6%).

Trade date accounting is used to calculate account performance. Performance for the accounts included in the Composite is calculated monthly using the daily valuation rate of return method. Composite performance is calculated using the asset weighted return method. Additional information regarding the firm’s policies and procedures for calculating and reporting performance results is available upon request.

The firm’s fee schedule for management services for separately managed accounts is 0.75% of the market value of assets invested for the first $100 million and is negotiable thereafter. Clients are generally billed in arrears at the end of each quarter. The firm’s investment management fees are described in the firm’s Form ADV, Part II.

Dispersion returns represent the maximum and minimum returns among the accounts that were included in the Composite for the entire applicable time period. The number of portfolios represents the actual number of accounts included in the Composite at the end of the applicable time period.

The firm has been verified for the investment periods presented from January 1, 1993 through September 30, 2006 by a big-four accounting firm. In addition, a big-four accounting firm performed a Performance Examination for the same period. A copy of the verification report is available upon request.

The Russell 1000 Growth® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

17

OTHER SERVICE PROVIDERS

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

18

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE COMPANY’S STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

19

MARVIN & PALMER LARGE CAP GROWTH FUND OF THE RBB FUND, Inc.

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Marvin & Palmer Large Cap Growth Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The Annual Report includes fund strategies that significantly affected the Fund’s performance during the last fiscal year. The Annual and Semi-Annual Reports are not available on the Adviser’s website but a copy may be obtained by calling 877-821-2117.

Statement of Additional Information (“SAI”)

An SAI, dated December 31, 2007 has been filed with the SEC. The SAI, which includes additional information about the Marvin & Palmer Large Cap Growth Fund may be obtained free of charge, along with the Annual and Semi-Annual Reports, by calling 877-821-2117. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus). The SAI is not available on the Adviser’s website but a copy may be obtained by calling 877-821-2117.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday-Friday. Call: 877-821-2117.

Purchases and Redemptions

Call 877-821-2117

Written Correspondence

Street Address:

Marvin & Palmer Large Cap Growth Fund

c/o PFPC Inc.

101 Sabin Street

Pawtucket, RI 02860-1427

P.O. Box Address:

Marvin & Palmer Large Cap Growth Fund

c/o PFPC Inc.

P.O. Box 9669

Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

Investment Company Act File No. 811-05518

Institutional Class

Robeco Investment Funds

of the RBB Fund, Inc.

Prospectus December 31, 2007

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

Robeco Boston Partners Large Cap Value Fund

Robeco Boston Partners Mid Cap Value Fund

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco WPG Core Bond Fund

Robeco WPG 130/30 Large Cap Core Fund (formerly Robeco WPG Large Cap Growth Fund)

Robeco WPG Small Cap Value Fund

SAM Sustainable Climate Fund

SAM Sustainable Water Fund

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

A look at the investment objectives, strategies, risks, expenses and financial history of each of the Robeco Investment Funds.

Details about the Robeco Investment Funds’ service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

INTRODUCTION 3

DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS

Robeco Boston Partners Large Cap Value Fund 4

Robeco Boston Partners Mid Cap Value Fund 9

Robeco Boston Partners Small Cap Value Fund II 14

Robeco Boston Partners All-Cap Value Fund 20

Robeco Boston Partners Long/Short Equity Fund 26

Robeco WPG Core Bond Fund 32

Robeco WPG 130/30 Large Cap Core Fund (formerly, “Robeco WPG Large Cap Growth Fund”) 38

Robeco WPG Small Cap Value Fund 44

SAM Sustainable Climate Fund 49

SAM Sustainable Water Fund 53

Additional Information About the Funds’ Investments and Risks 57

Disclosure of Portfolio Holdings 60

MANAGEMENT OF THE FUNDS

Investment Adviser 61

Portfolio Managers 61

Other Service Providers 67

SHAREHOLDER INFORMATION

Pricing of Fund Shares 68

Market Timing 68

Shareholder Services Fees 69

Purchase of Fund Shares 69

Redemption of Fund Shares 72

Exchange Privilege 74

Dividends and Distributions 75

Taxes 75

Multi-Class Structure 76

FOR MORE INFORMATION Back Cover

2

INTRODUCTION

This Prospectus is intended to provide you with the information you need to make an informed decision about whether to invest in the Institutional Class of the Robeco Investment Funds of The RBB Fund, Inc. (the “Company”).

The ten mutual funds of the Company offered by this Prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund (collectively, the “Boston Partners Funds”), Robeco WPG Core Bond Fund, Robeco WPG 130/30 Large Cap Core Fund, (formerly, “Robeco WPG Large Cap Growth Fund”), Robeco WPG Small Cap Value Fund (collectively, the “WPG Funds”), SAM Sustainable Climate Fund and SAM Sustainable Water Fund (collectively, the “SAM Funds”) (the Boston Partners Funds, WPG Funds and SAM Funds are collectively referred to as the “Funds”). Robeco Investment Management, Inc. (“Robeco”) provides investment advisory services to the Boston Partners Funds and WPG Funds. Sustainable Asset Management USA, Inc. (“SAM”) provides investment advisory services to the SAM Funds.

This Prospectus has been organized so that each Fund has its own short section with important facts about the investment objectives, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the “Purchase of Fund Shares” and “Redemption of Fund Shares” sections. These two sections apply to all the Funds offered by this Prospectus.

Currently, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund. Please read “Other Purchase Information” beginning on page 71 for more information.

3

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to Robeco to have earnings growth potential that is greater than the market, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by Robeco as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

4

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:             14.97% (quarter ended 6/30/2003)

Worst Quarter:       (18.08)% (quarter ended 9/30/2002)

Year-to-date total return for the nine months ended September 30, 2007: 8.46%.

5

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Large Cap Value Fund
Return Before Taxes	19.62%	9.24%	10.10%
Return After Taxes on Distributions	17.15%	8.06%	8.35%
Return After Taxes on Distributions and Sale of Fund Shares	13.94%	7.61%	7.94%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)(2)	15.80%	6.19%	6.21%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)(3)	22.25%	10.86%	11.00%

(1)	Commenced operations on January 2, 1997.

(2)

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index. As of September 30, 2007, the market capitalization range of the companies in the S&P 500® Index is $1.33 billion to $513.3 billion. Please note that this range is as of a particular point in time and is subject to change.

(3)

The Russell 1000® Value Index is not the primary benchmark of the Fund. Results of the index’s performance are presented for general comparative purposes. The Russell 1000® Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000® Index as ranked by total market capitalization. This index is segmented into growth and value categories. As of November 30, 2007, the market capitalization range of the companies in the Russell 1000® Value Index is $703 million to $502.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000® Value Index contains stocks from the Russell 3000® with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000® Value Index is a registered trademark of the Frank Russell Corporation.

6

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2007.

Institutional Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.60%
Distribution (12b-1) fees	None
Other expenses (1)	0.47%

Total annual Fund operating expenses	1.07%
Fee waivers (2)	(0.32)%

Net expenses	0.75%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class.

(2)	Robeco has contractually agreed to waive management fees and reimburse expenses through December 31, 2008, to the extent that Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceed 0.75% of the Fund’s average daily net assets. Robeco may not recoup any of its waived investment advisory fee.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Institutional Class	$77	$309	$559	$1,277

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

7

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available at no cost upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	Large Cap Value Fund
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$14.53	$15.00	$12.67	$10.84	$10.33

Net investment income/(loss)	0.20 *	0.16 *	0.11 *	0.09 *	0.09 *
Net realized and unrealized gain/(loss) on investments	2.02	1.55	2.33	1.84	0.57
Dividends to shareholders from:
Net investment income	(0.17)	(0.16)	(0.11)	(0.10)	(0.06)
Net realized capital gains	(1.24)	(2.02)	—	—	(0.09)

Total dividends and distributions to shareholders .	(1.41)	(2.18)	(0.11)	(0.10)	(0.15)

Net asset value, end of period	$15.34	$14.53	$15.00	$12.67	$10.84

Total investment return (1)	15.70%	12.43%	19.30%	17.87%	6.54%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,148	$35,994	$27,172	$42,066	$43,722
Ratio of expenses to average net assets	0.75%	0.86%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.07%	1.22%	1.35%	1.22%	1.41%
Ratio of net investment income to average net assets	1.20%	1.11%	0.83%	0.73%	0.94%
Portfolio turnover rate	61.70%	58.04%	76.91%	47.21%	81.13%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

8

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to Robeco to have earnings growth potential that is greater than the market, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with medium market capitalizations and identified by Robeco as having value characteristics. A medium market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell Midcap® Value Index, which is comprised of those companies in the Russell Midcap® Index with lower price to book ratios and lower forecasted growth values and with a market capitalization range, as of November 30, 2007, of between $703 million and $30.8 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund will notify shareholders 60 days in advance of any change in the 80% policy stated above.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate

9

changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•

Securities of companies with mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:             18.73% (quarter ended 06/30/2003)

Worst Quarter:       (20.90)% (quarter ended 9/30/1998)

Year-to-date total return for the nine months ended September 30, 2007: 9.82%.

10

Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Institutional Class both before and after taxes for the past calendar year, past five years and since inception to the average annual total returns of broad-based securities market indicies for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Mid Cap Value Fund
Returns Before Taxes	16.94%	12.73%	9.86%
Returns After Taxes on Distributions	10.87%	10.16%	7.70%
Returns After Taxes on Distributions and Sale of Fund Shares	16.26%	10.34%	7.70%
Russell 2500TM Index (reflects no deduction for fees, expenses or taxes)(2)(4)	16.17%	12.19%	11.00%
Russell 2500TM Value Index (reflects no deduction for fees, expenses or taxes)(3)(4)	20.18%	15.51%	13.21%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes)(4)	20.22%	15.88%	13.11%

(1)	Commenced operations on June 2, 1997.

(2)

The Russell 2500TM Index is an unmanaged index of common stocks, that is constructed to provide a comprehensive barometer for the small to mid-cap segment of the market. It includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. It includes the smallest 2500 securities in the Russell 3000. As of November 30, 2007, the market capitalization range of the companies in the Russell 2500TM Index is $19 million to $18.2 billion. Please note that this range is as of a particular point in time and is subject to change.

(3)

The Russell 2500TM Value Index contains stocks from the Russell 2500TM Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2007, the market capitalization range of the companies in the Russell 2500TM Value Index is $19 million to $7.7 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500TM Value Index is a registered trademark of the Frank Russell Corporation.

(4)

The Russell Midcap® Value Index contains stocks from the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. As of November 30, 2007, the market capitalization range of the companies in the Russell Midcap® Value Index is $703 million to $30.8 billion. Please note this range is as of a particular point in time and is subject to change. The Fund has changed the benchmark indices from the Russell 2500TM Index and Russell 2500TM Value Index to the Russell Midcap® Value Index because the Russell Midcap® Value Index more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information.

11

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2007.

Institutional Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.80%
Distribution (12b-1) fees	None
Other expenses (1)	0.68%

Total annual Fund operating expenses	1.48%
Fee waivers (2)	(0.48)%

Net expenses	1.00%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class.

(2)	Robeco has contractually agreed to waive management fees and reimburse expenses through December 31, 2008, to the extent that Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceed 1.00% of the Fund’s average daily net assets. Robeco may not recoup any of its waived investment advisory fee.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Institutional Class	$102	$421	$762	$1,727

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

12

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available at no cost upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	Mid Cap Value Fund
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$13.05	$14.02	$13.16	$11.57	$9.69

Net investment income/(loss)	0.05 *	0.04 *	— (2)	0.01 *	0.05 *
Net realized and unrealized gain/(loss) on investments	2.44	0.86	3.22	1.65	1.83
Dividends to shareholders from:
Net investment income	(0.03)	(0.02)	(0.01)	(0.07)	— (2)
Net realized capital gains	(4.06)	(1.85)	(2.35)	—	—

Total dividends and distributions to shareholders	(4.09)	(1.87)	(2.36)	(0.07)	— (2)

Net asset value, end of period	$11.45	$13.05	$14.02	$13.16	$11.57

Total investment return (1)	21.32%	6.82%	25.97%	14.39%	19.41%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$35,722	$27,538	$54,187	$42,240	$57,052
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.48%	1.38%	1.31%	1.26%	1.40%
Ratio of net investment income to average net assets	0.38%	0.28%	0.03%	0.07%	0.55%
Portfolio turnover rate	88.80%	97.30%	74.08%	67.40%	77.87%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Amount is less than $0.01 per share.

13

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to Robeco to have earnings growth potential that is greater than the market, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with small market capitalizations and identified by Robeco as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Index. This is comprised of the 2000 smallest companies in the Russell 3000® Index and with a market capitalization range between $19 million and $7.6 billion as of November 30, 2007. Please note that this range is as of a particular point in time and is subject to change. The Fund will notify shareholders 60 days in advance of any change in the 80% policy stated above.

The Fund generally invests in the equity securities of small companies. Robeco will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. Robeco believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

14

Principal Risks

•

At least 80% of the Fund’s total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will fluctuate with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•

The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1.5 billion and are more susceptible to changes in the business cycle.

•

The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

15

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:             29.30% (quarter ended 6/30/2003)

Worst Quarter:       (21.11)% (quarter ended 9/30/2002)

Year-to-date total return for the nine months ended September 30, 2007: (1.97)%.

16

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Small Cap Value Fund II
Returns Before Taxes	15.94%	13.53%	15.88%
Returns After Taxes on Distributions	13.02%	11.84%	14.67%
Returns After Taxes on Distributions and Sale of Fund Shares	13.40%	11.43%	13.89%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)(2)	23.48%	15.37%	11.51%

(1)	Commenced operations on July 1, 1998.

(2)

The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2007, the market capitalization range of the companies in the Russell 2000® Value Index is $19 million to $5.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

17

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2007.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	1.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)
Management fees	1.25%
Distribution (12b-1) fees	None
Other expenses (2)	0.31%

Total annual Fund operating expenses	1.56%
Fee waivers and expense reimbursements (3)	(0.01)%

Net expenses	1.55%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders.

(2)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class.

(3)	Robeco has contractually agreed to waive management fees and reimburse expenses through December 31, 2008, to the extent that Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceed 1.55% of the Fund’s average daily net assets. Robeco may not recoup any of its waived investment advisory fee.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Institutional Class	$259	$492	$849	$1,856

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

18

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available at no cost upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	Small Cap Value Fund II
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$22.82	$24.75	$22.80	$20.19	$15.71

Net investment income/(loss)	(0.01)*	(0.08)*	(0.10)	(0.12)*	(0.09)*
Net realized and unrealized gain/(loss) on investments	2.41	1.57	5.07	2.92	4.55
Dividends to shareholders from:
Net investment income	(0.09)	—	—	—	—
Net realized capital gains	(3.67)	(3.42)	(3.03)	(0.20)	— (3)

Total dividends and distributions to shareholders	(3.76)	(3.42)	(3.03)	(0.20)	—

Redemption fees	0.01	— (3)	0.01	0.01	0.02

Net asset value, end of period	$21.47	$22.82	$24.75	$22.80	$20.19

Total investment return (1)(2)	10.53%	6.39%	22.65%	13.96%	28.55%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$94,337	$114,153	$138,143	$133,060	$98,383
Ratio of expenses to average net assets	1.55%	1.52%	1.53%	1.49%	1.55%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.56%	1.53%	1.54%	1.49%	1.79%
Ratio of net investment income/(loss) to average net assets	(0.09)%	(0.34)%	(0.42)%	(0.53)%	(0.54)%
Portfolio turnover rate	46.19%	33.60%	37.61%	47.06%	72.72%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Redemption fees are reflected in total return calculations.

(3)	Amount is less than $.01 per share.

19

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to Robeco to have earnings growth potential that is greater than the market, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers across the capitalization spectrum and identified by Robeco as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Principal Risks

•

At least 80% of the Fund’s total assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

20

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•

Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

•

Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•

The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

21

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:               18.57% (quarter ended 6/30/2003)

Worst Quarter:         (4.36)% (quarter ended 3/31/2003)

Year-to-date total return for the nine months ended September 30, 2007: 5.87%.

22

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception (1)
Robeco Boston Partners All-Cap Value Fund
Return Before Taxes	17.63%	16.21%
Return After Taxes on Distributions	15.75%	15.19%
Return After Taxes on Distributions and Sale of Fund Shares	12.96%	13.91%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes)(2)	22.34%	13.51%

(1)	Commenced operations on July 1, 2002.

(2)

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of November 30, 2007, the market capitalization range of the companies in the Russell 3000® Value Index is $19 million to $502.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

23

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based upon expenses for the Institutional Class of the Fund for the most recent fiscal year ended August 31, 2007.

Institutional Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.80%
Distribution (12b-1) fees	None
Other expenses (1)	1.44%

Total annual Fund operating expenses	2.24%
Fee waivers (2)	(1.29)%

Net expenses	0.95%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class.

(2)	Robeco has contractually agreed to waive management fees and reimburse expenses through December 31, 2008, to the extent that Total annual Fund operating expenses exceed 0.95% of the Fund’s average daily net assets. Robeco may not recoup any of its waived investment advisory fee.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual cost may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Institutional Class	$97	$576	$1,082	$2,474

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

24

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available at no cost upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	All-Cap Value Fund
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$15.69	$15.54	$13.29	$10.82	$9.45

Net investment income/(loss)	0.16 *	0.15 *	0.07	0.06	0.06
Net realized and unrealized gain/(loss) on investments	2.05	1.03	2.83	2.48	1.34
Dividends to shareholders from:
Net investment income	(0.13)	(0.08)	(0.05)	(0.07)	(0.03)
Net realized capital gains	(1.30)	(0.95)	(0.60)	—	—

Total dividends and distributions to shareholders	(1.43)	(1.03)	(0.65)	(0.07)	(0.03)

Redemption fees	—	—	—	—	—

Net asset value, end of period	$16.47	$15.69	$15.54	$13.29	$10.82

Total investment return(1)	14.38%	7.95%	22.33%	23.50%	14.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13,720	$9,374	$7,315	$5,177	$2,890
Ratio of expenses to average net assets	0.95%	1.09%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements	2.24%	2.93%	3.90%	5.82%	9.49%
Ratio of net investment income to average net assets	0.92%	0.94%	0.53%	0.51%	0.62%
Portfolio turnover rate	45.26%	51.10%	28.72%	27.40%	38.36%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

25

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Total Return: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Short Sale: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Short-Term Cash Instruments: These temporary investments include notes issued or guaranteed by the U.S. government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

Federal Funds Rate: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Objective

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Principal Investment Strategies

The Fund invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that Robeco has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less (“unseasoned issuers”). Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

Under normal circumstances, Robeco expects that the Fund’s long positions will not exceed approximately 125% of the Fund’s net assets.

The Fund’s long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

26

Principal Risks

•	The net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitations, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as “junk bonds” and are not considered to be investment grade.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•

The Fund is subject to the risk of poor management stock selection. In other words, Robeco may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•	Short sales of securities may result in gains if a security’s price declines, but may result in losses if a security’s price rises.

•

Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

•

Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•

The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

27

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund’s Institutional Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            18.36% (quarter ended 12/31/2000)

Worst Quarter:      (10.93)% (quarter ended 12/31/1999)

Year-to-date total return for the nine months ended September 30, 2007: (3.98)%.

28

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Long/Short Equity Fund
Returns Before Taxes	16.60%	7.61%	11.34%
Returns After Taxes on Distributions	13.66%	6.33%	10.20%
Returns After Taxes on Distributions and Sale of Fund Shares	11.72%	5.96%	9.42%
S&P 500® Index (2)	15.80%	6.19%	4.09%

(1)	Commenced operations on November 17, 1998.

(2)

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.

29

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2007.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)
Management fees	2.25%
Distribution (12b-1) fees	None
Other expenses (2)	0.41%
Dividend expense on short sales	0.17%
Interest expense on borrowings	0.77%
Total other expenses	1.35%

Total annual Fund operating expenses	3.60%
Fee waivers and expense reimbursements (3)	(0.16)%

Net expenses (includes dividend and interest expenses on short sales)	3.44%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class. “Other expenses” and “Total annual Fund operating expenses” include dividends on securities which the Fund has sold short (“short-sale dividends”). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared, thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund’s total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.17% of average net assets for the most recent fiscal year.

(3)	Robeco has contractually agreed to waive management fees and reimburse expenses through December 31, 2008, to the extent that Total annual Fund operating expenses exceed 2.50% (excluding interest and short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) of the Fund’s average daily net assets. Robeco may not recoup any of its waived investment advisory fee. Because dividend expenses on short sales, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed the applicable expense limitation and estimated total annual fund operating expenses, after waivers, are 3.44%.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Institutional Class	$548	$1,088	$1,851	$3,852

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

30

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available at no cost upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	Long/Short Equity Fund
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006	For the Year Ended August 31, 2005	For the Year Ended August 31, 2004	For the Year Ended August 31, 2003
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$18.57	$17.89	$14.70	$14.31	$15.17

Net investment income/(loss)	(0.21)*	(0.26)*	(0.25)	(0.32)*	(0.28)*
Net realized and unrealized gain/(loss) on investments	0.73	2.40	3.43	0.69	0.10
Dividends to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	(1.86)	(1.47)	—	—	(0.51)
Tax return of capital	—	—	—	—	(0.20)

Total dividends and distributions to shareholders	(1.86)	(1.47)	—	—	(0.71)

Redemption fee	—	0.01	0.01	0.02	0.03

Net asset value, end of period	$17.23	$18.57	$17.89	$14.70	$14.31

Total investment return (1) (2)	2.61%	12.93%	21.70%	2.73%	(1.13)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$73,770	$90,313	$99,748	$58,293	$57,351
Ratio of expenses to average net assets with waivers and reimbursements	3.44%	3.24%	3.13%	3.02%	3.05%
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.50%	2.50%	2.50%	2.50%	2.50%
Ratio of expenses to average net assets without waivers and reimbursements	3.60%	3.40%	3.30%	3.20%	3.44%
Ratio of net investment income to average net assets	(1.17)%	(1.51)%	(1.82)%	(2.26)%	(1.94)%
Portfolio turnover rate	93.21%	108.59%	107.14%	239.06%	282.36%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Redemption fees are reflected in total return calculations.

31

ROBECO WPG CORE BOND FUND

IMPORTANT DEFINITIONS

Bonds: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond matures when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

Derivatives: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

Duration: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security’s cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

Investment Objective

The Fund seeks current income, consistent with capital preservation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Fund will notify shareholders in writing at least 60 days prior to any change in this objective.

Principal Investment Strategies

Investments: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including without limitation mortgage-backed derivative securities), convertible debt securities, municipal securities, short-term debt securities and other financial instruments, including derivatives, with economic characteristics similar to bonds. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in the 80% policy described above.

Subject to the 80% policy described above, the Fund may invest up to 20% of its net assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in obligations of issuers located in emerging countries denominated in any currency. The Fund may engage in credit default swaps as well as other types of derivative instruments, including financial futures contracts, options on futures contracts, currency swaps, mortgage swaps, total return swaps and interest rate swaps, and interest rate floors, caps and collars, for both speculative and hedging purposes and forward foreign currency exchange contracts for hedging purposes only. The Fund’s exposure to credit default swaps will not exceed 25% of the Fund’s total assets.

Credit Quality: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are believed by Robeco to be of comparable credit quality.

Duration: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund’s duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

Strategies: There are three principal factors in Robeco’s selection process — maturity allocation, sector allocation and individual security selection.

•	Robeco studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

•

Robeco uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

•	After the Fund’s maturity and sector allocations are made, Robeco selects individual bonds within each sector. Robeco performs both fundamental and quantitative analysis, looking at:

•	Stable or improving issuer credit quality;

•	Market inefficiencies that cause individual bonds to have high relative values; and

•	Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

•	Robeco anticipates that the Fund’s strategy will result in active trading of the Fund’s portfolio securities and a high portfolio turnover rate.

32

Principal Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

•	Interest rates rise, causing the bonds in the Fund’s portfolio to drop in value.

•

The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

•

As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

•	As a result of declining interest rates, the Fund may be able to invest only in lower yielding bonds, decreasing the Fund’s yield. This is known as interest risk.

•

When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond’s duration and reduce the value of the bond. This is known as extension risk.

•	Robeco’s judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

•

To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

•

To the extent the Fund has high portfolio turnover, it will generally incur additional transaction costs, which could detract from the Fund’s performance. The higher portfolio turnover rate may lead to the realization and distribution to shareholders of higher capital gains.

•

Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•

Investments in derivative instruments including futures, options on futures, swaps, interest rate caps, floors and collars and foreign currency transactions involve additional risk of loss. The Fund may enter into derivative instruments for hedging purposes in order to: preserve a return or spread, protect against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage the Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if Robeco is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. In addition, the Fund may invest in derivative instruments to seek to increase total return. Such investing is considered a speculative practice and presents even greater risk of loss.

There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

33

Risk/Return Information

The bar chart and table below illustrate the long-term performance of the Robeco WPG Core Bond Fund’s Institutional Class. The performance for periods prior to April 29, 2005 represents the performance of the WPG Core Bond Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985 as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class Shares of the Fund.

The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            4.76% (quarter ended 9/30/2002)

Worst Quarter:      (2.65)% (quarter ended 6/30/2004)

As of September 30, 2007, the Fund’s year to date return was 3.86% and the 30-day yield was 4.83%.

Call 1-888-261-4073 for current yields.

34

Average Annual Total Returns

The table below compares the Fund’s average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns (for the Periods Ended December 31, 2006)
	1 Year	5 Years	10 Years
Robeco WPG Core Bond Fund
Return Before Taxes	3.52%	5.14%	6.21%
Return After Taxes on Distributions	1.90%	3.80%	4.43%
Return After Taxes on Distributions and Sales of Shares	2.26%	3.61%	4.16%
Lehman Brothers Aggregate Index (reflects no deduction for fees, expenses or taxes)(1)	6.31%	5.45%	6.44%

(1)	The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

35

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class Shares of the Fund. The table is based on expenses for the Institutional Class Shares of the Fund for the fiscal year ended August 31, 2007.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)
Management fees	0.45%
Distribution (12b-1) fees	None
Other Expenses (2)	0.38%

Total annual Fund operating expenses	0.83%
Fee waivers/expense reimbursements (3)	(0.40)%

Net expenses	0.43%

*Shareholders	requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund’s average daily net assets attributable to Institutional Class Shares, but estimates that shareholder servicing fees will not be more than 0.02% during the current fiscal year.

(3)	Robeco has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses to 0.43% of the Fund’s average daily net assets through December 31, 2008. Robeco may not recoup any of its waived investment advisory fee.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Institutional Class	$44	$225	$421	$988

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

36

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available at no cost upon request (see back cover for ordering instructions). The information for the period January 1, 2005 through August 31, 2005 and the fiscal year ended August 31, 2006 has been audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report is included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is incorporated by reference into the Statement of Additional Information (“SAI”). The information for the years ended December 31, 2002, 2003 and 2004 was audited by the Predecessor Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Predecessor Fund’s annual report to shareholders for the fiscal year ended December 31, 2004, is incorporated by reference into the SAI.

	Core Bond Fund
	For the Year Ended August 31, 2007		For the Year Ended August 31, 2006		For the Period January 1, 2005 to August 31, 2005(1)		For the Year Ended December 31, 2004		For the Year Ended December 31, 2003	For the Year Ended December 31, 2002
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$10.50		$10.84		$10.81		$10.66		$10.44	$9.80

Net investment income	0.50	*	0.45	*	0.25		0.31		0.30	0.40
Net realized and unrealized gain on investments	—		(0.34)		0.03		0.15		0.22	0.64
Dividends to shareholders from:
Net investment income	(0.50)		(0.45)		(0.25)		(0.31)		(0.30)	(0.40)
Net realized capital gains	—		—		—		—		—	—

Total dividends and distributions to shareholders	(0.50)		(0.45)		(0.25)		(0.31)		(0.30)	(0.40)

Net asset value, end of period	$10.50		$10.50		$10.84		$10.81		$10.66	$10.44

Total investment return(5)	4.84%		1.11%		2.65	%(b)	4.38%		5.04%	10.87%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,755		$178,491		$161,761		$144,349		$145,818	$105,261
Ratio of expenses to average net assets	0.43%		0.43	%(2)	0.43	%(2)(4)	0.43%		0.45%	0.50%
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expenses)	0.83%		0.79%		0.75	%(4)	0.71%		0.75%	0.83%
Ratio of net investment income to average net assets	4.72%		4.29%		3.52	%(4)	2.90%		2.81%	4.02%
Portfolio turnover rate	448.33	%(3)	626.69	%(3)	602.95	%(3)	805.80	%(3)	561.80%	539.20%

*	Calculated based on average shares outstanding for the period.

(1)	For the period January 1, 2005 through August 31, 2005.

(2)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

(3)	The portfolio turnover rates excluding mortgage dollar roll transactions were 301.04%, 295.59% and 295.21% for the years ended August 31, 2007, August 31, 2006, and August 31, 2005.

(4)	Annualized.

(5)	Total return is calculated assuming a purchase of shares on the first date and a sale of shares on the last day of each period reports and includes reinvestments of dividends and distributions, if any.

37

ROBECO WPG 130/30 LARGE CAP CORE FUND (formerly, “Robeco WPG Large Cap Growth Fund”)

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Growth Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Growth stocks appear to Robeco to have earnings growth potential that is greater than the market, and whose growth in revenue is expected to continue for an extended period of time. Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRs: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

Short Sale: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Continued on next page

Investment Objective

The Fund seeks long-term growth of capital. The Fund’s investment objective is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Fund will notify shareholders in writing at least 60 days prior to any change in this objective.

Principal Investment Strategies

Investments: The Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of U.S. large capitalization companies that Robeco believes offer the prospect of capital appreciation. As used in this Prospectus, “large cap companies” generally means a universe of companies composed of the combination of two well-known large cap benchmarks, the Russell 1000® Index and the S&P 500® Index. The market capitalization range of the companies represented in Russell 1000® Index as of November 30, 2007 was between $703 million and $502.2 billion. The market capitalization of the companies represented in the S&P 500® Index as of September 30, 2007 was between $81.33 million and $513.3 billion. Please note that these ranges are as of a particular point in time and are subject to change. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

Robeco’s “Core” strategy is an actively managed, large cap core strategy with shorting ability. The investment process utilizes quantitative techniques with fundamental insights. Portfolio construction tools are used to minimize risk, including economic sector selection. Robeco expects ability to short unattractive stocks (and leverage the portfolio) to allow the Fund to capitalize on a particular security’s anticipated underperformance relative to the Fund’s benchmark.

In order to remain fully invested and instead of purchasing and selling securities directly, the Fund may invest in exchange traded fund (“ETF”) securities, and equity index futures, which seek to replicate the price performance and dividend yield of the S&P 500® Index and use derivative contracts (such as futures on the S&P 500® Index).

The Fund intends to use short sales as a part of its investment strategy. Robeco will invest in short positions up to generally 30% of the Fund’s assets. However, the Fund’s short positions will range between 0% and 50% of the Fund’s assets. Robeco will also use short sale proceeds to increase its long position to up to generally 130% of the Fund’s assets. While the Fund’s long positions will range between 100% and 150% of the Fund’s assets, the Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value).

Robeco expects that under normal market conditions, the Fund may maintain a significant short position. The size of the short position will depend on the availability of attractive short investments as well as on Robeco’s view of overall market for U.S. equity securities. Short positions are independently viewed by Robeco as profit opportunities for the Fund as well as tools for risk management.

Robeco believes that the ability to use short sales and the inherent leverage allows the Fund to take larger active positions against unattractive securities, expand the scope for portfolio diversification and to reduce the impact of mega cap securities in the benchmark.

38

Continued from previous page

Exchange-Traded Funds (ETFs): ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.

Derivatives: A Derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

The Fund’s long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. Generally, the Fund will not invest more than 10% of its assets in such securities, including ADRs.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

Strategies: Robeco uses quantitative techniques and fundamental insights to analyze a universe of companies included in the Russell 1000® Index, S&P 500® Index, and selected large cap ADRs and Canadian stocks that trade on U.S. exchanges in U.S. dollars. Using a proprietary multi-factor quantitative stock-selection model, Robeco identifies stocks that Robeco believes have rising earnings expectations and that trade at low relative valuations when compared to their sector peers. In addition, Robeco makes use of fundamental investment insights in three areas where the stock-selection model may not identify important information. These three areas are merger activity, litigation and regulation. When fundamental stock research provides insights in these three areas about a particular stock, Robeco can over-rule the stock selection model. Firmly established through both the quantitative and fundamental research processes, Robeco believes that these are the stocks that will lead to portfolio out-performance. Selling stock short allows the Fund to more fully exploit the insights gained from the above strategies in stocks that Robeco expects to underperform.

Based on this information, and using sophisticated risk measurement tools, Robeco selects the combination of stocks, together with their appropriate weightings, that it believes will maximize the Fund’s expected return with the level of risk taken. Robeco seeks to maintain the market capitalization, sector allocations and style characteristics of the Fund’s portfolio similar to those of the S&P 500® Index.

The portfolio is rebalanced regularly, generally on a bi-weekly basis, to maintain the optimal risk/return trade-off. Robeco assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when Robeco believes it no longer offers an appropriate return-to-risk tradeoff.

Principal Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

•	The U.S. stock market goes down.

•	Stocks of large capitalization companies temporarily fall out of favor with investors.

•	Companies in which the Fund invests suffer unexpected losses or lower than expected earnings.

•	Robeco’s judgment about the attractiveness or potential appreciation of a particular security or sector proves to be wrong.

•	The factors considered by the multi-factor stock-selection model fail to select stocks with better relative performance than those included in the S&P 500® Index.

•	Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•	Short sales of securities may result in losses if a security’s price rises.

•

The Fund’s investment strategy involves more risk than those of other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

•

The Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

39

•

A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

•

Investments in derivative securities may cause the Fund to experience higher losses than a fund which does not invest in derivatives. The market value of derivative instruments is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. The successful use of derivative instruments is based on Robeco’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes of the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

•

ETFs in which the Fund invests are subject to the risk that the market for securities that seek to replicate the S&P 500®, or the market as a whole, may decline. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Risk/Return Information

As of September 4, 2007, the Fund changed certain principal investment strategies as described above. The prior performance shown represents performance of the Fund’s prior investment strategies that did not include short selling. The Fund’s past performance is not indicative of future results.

The bar chart and table below illustrate the long-term performance of the Institutional Class Shares of the Fund. The performance for periods prior to April 29, 2005 represents the performance of the WPG Large Cap Growth Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

The bar chart below shows you how the performance of the Fund has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Total Performance (for the periods reflected in the chart above):

Best Quarter:             19.82% (quarter ended 6/30/1997)

Worst Quarter:       (18.97)% (quarter ended 9/30/2001)

Year-to-date total return for the nine months ended September 30, 2007: 11.17%.

40

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns* (for the Periods Ended December 31, 2006)
	1 Year	5 Years	10 Years
Robeco WPG 130/30 Large Cap Core Fund
Return Before Taxes	10.41%	2.80%	5.81%
Return After Taxes on Distributions	8.16%	1.70%	3.57%
Return After Taxes on Distributions and Sales of Shares	8.06%	2.20%	4.08%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes) (1)	9.07%	2.69%	5.44%
S&P 500® Index (reflects no deductions for fees, expenses or taxes) (2)	15.80%	6.19%	8.42%

*	The performance record shown in the table for periods prior to December 31, 2003 was achieved under the Predecessor Fund’s qualitative strategy.

(1)

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. As of November 30, 2007, the market capitalization range of the companies in the Russell 1000® Growth Index is $769 million to $502.2 billion. Please note that this range is as of a particular point in time and is subject to change. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Index is unmanaged and cannot be invested in directly.

(2)

Effective September 4, 2007, the Fund changed its benchmark from the Russell 1000® Index to the S&P 500® Index. The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index. As of September 30, 2007, the market capitalization range of the companies in the S&P 500® Index is $1.33 billion to $513.36 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund changed benchmarks because Robeco believes that the S&P 500 Index is a more appropriate benchmark against which to measure the Fund’s performance.

41

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. The table is based on estimated expenses for the Institutional Class of the Fund for the current fiscal year.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.75%
Distribution (12b-1) fees	None
Total Other Expenses (2),(3)	1.07%
Dividend expense on short sales	0.17%
Interest expense on borrowings	0.74%
Total other expenses	1.98%

Total annual Fund operating expenses	2.73%
Fee waiver/expense reimbursements (4)	(0.42)%

Net expenses (includes Dividend and interest expense on short sales)	2.31%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

Annual	Fund operating expenses have been restated to reflect current expenses.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	“Other expenses” and “Total annual Fund operating expenses” also include dividends on securities which the Fund has sold short (“short-sale dividends”). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the securities sold short. Short-sale dividends are treated as an expense and increase the Fund’s total expense ratio, although no cash is received or paid by the Fund. The estimated amount of short sale dividends is 0.17% of average net assets for the current fiscal year.

(3)	Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund’s average daily net assets attributable to Institutional Shares, but estimates that shareholder servicing fees will not be more than 0.02% during the current fiscal year.

(4)	Robeco has contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses for the Fund to 1.40%. These waivers and/or expense reimbursements will remain in effect until December 31, 2008. The Fund’s Adviser may not recoup any of its waived investment advisory fees. Because dividend expenses on short sales, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total annual Fund operating expenses (after fee waivers and expense reimbursements) are expected to exceed the applicable expense limitation and estimated total annual fund operating expenses, after waivers are 2.14%.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Institutional Class	$234	$808	$1,407	$3,030

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

42

FINANCIAL HIGHLIGHTS

As of September 4, 2007, the Fund has changed certain primary investment strategies discussed above. The prior performance shown represents performance of the Fund’s prior investment strategies that did not include short selling. The Fund’s past performance is not indicative of future results. The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available at no cost upon request (see back cover for ordering instructions). The information for the period January 1, 2005 through August 31, 2005 and the fiscal year ended August 31, 2006 has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s annual report for the fiscal year ended August 31, 2006, which is incorporated by reference into the SAI. The information for the years ended December 31, 2002, 2003 and 2004 was audited by the Predecessor Fund’s former independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund’s annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

	130/30 Large Cap Core Fund
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006		For the Period January 1, 2005 to August 31, 2005(1)		For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$22.27	$23.36		$23.10		$25.27	$19.16	$26.46

Net investment income/(loss)	(0.04)	(0.01)		(0.07)		—	—	—
Net realized and unrealized gain/(loss) on investments	3.40	1.42		0.33		0.93	6.11	(7.30)
Dividends to shareholders from:
Net investment income	—	—		—		—	—	—
Net realized capital gains	(2.21)	(2.50)		—		(3.10)	—	—

Total dividends and distributions to shareholders	(2.21)	(2.50)		—		(3.10)	—	—

Net asset value, end of period	$23.42	$22.27		$23.36		$23.10	$25.27	$19.16

Total investment return(4)	15.74%	6.10%		1.13%		3.82%	31.89%	(27.59)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,630	$18,935		$20,626		$26,222	$52,355	$43,412
Ratio of expenses to average net assets	1.40%	1.40	%(2)	1.40	%(2)(3)	1.40%	1.44%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expenses)	1.99%	1.79%		2.08	%(3)	1.50%	1.44%	1.25%
Ratio of net investment income/(loss) to average net assets	(0.17)%	(0.06)%		(0.42	)%(3)	(0.06)%	(0.52)%	(0.42)%
Portfolio turnover rate	94.09%	93.80%		100.01%		138.70%	126.80%	107.90%

(1)	For the period January 1, 2005 through August 31, 2005.

(2)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

(3)	Annualized.

(4)	Total return is calculated assuming a purchase of shares on the first date and a sale of shares on the last day of each period reports and includes reinvestments of dividends and distributions, if any.

43

ROBECO WPG SMALL CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to Robeco to have earnings growth potential that is greater than the market, and whose growth in revenue is expected to continue for an extended period of time.

Investment Objective

The Fund seeks capital appreciation by investing primarily in common stocks, securities convertible into common stocks and in special situations. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Fund will notify shareholders at least 60 days prior to any change in this objective.

Principal Investment Strategies

Investments: Under normal circumstances, the Fund invests at least 80% of its investments (including borrowings for investment purposes) in equity securities, primarily common stocks, of U.S. companies with market capitalizations of less than $2 billion. The Fund will notify shareholders 60 days in advance of any change to this policy.

Although the Fund invests primarily in common stocks, the Fund may invest in all types of equity and equity-related securities, including (without limitation):

•	Securities convertible into common stocks.

•	Shares of real estate investment trusts (“REITs”).

•	Warrants and rights to purchase common stocks.

•	Preferred stocks.

•	Exchange traded limited partnerships.

Special Situations: The Fund may invest in companies that may experience unusual and possibly unique developments which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Strategies: Robeco uses a value approach to select the Fund’s investments. Using this investment style, Robeco seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect what Robeco believes to be their intrinsic values. Robeco employs a bottom-up strategy, focusing on undervalued industries that Robeco believes are experiencing positive change. Robeco then uses both qualitative and quantitative methods to assess a security’s potential value. The portfolio managers managing the Fund meet with a multitude of companies annually to identify companies with increasing returns on capital in their core businesses which are selling at attractive valuations.

Factors Robeco looks for in selecting investments include (without limitation):

•	Increasing returns on invested capital.

•	Companies who have demonstrated an ability to generate high return on invested capital (ROIC).

•	Companies which provide solid cash flows with appropriate capital.

•	Potential catalysts such as new products, cyclical upturns and changes in management.

•	Low market valuations relative to earnings forecast, book value, cash flow and sales.

Principal Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

•	The stock market goes down.

•	Small capitalization stocks temporarily fall out of favor with investors.

•	Value stocks temporarily fall out of favor with investors.

44

•	The Fund’s assets remain undervalued or do not have the potential value originally expected.

•	Companies in which the Fund invests suffer unexpected losses or lower than expected earnings which, in addition to causing the Fund to be less liquid, will reduce the Fund’s net asset value.

•

Robeco’s judgments about the attractiveness, value or potential appreciation of a particular company’s stock selected for the Fund’s portfolio prove to be wrong or the special situation that Robeco anticipated does not occur.

Special Risks

Because the Fund invests primarily in small capitalization stocks, your investment will be subject to higher risks generally associated with smaller companies. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

Risk/Return Information

The bar chart and table below illustrate the long-term performance of the Robeco WPG Small Cap Value Fund’s Institutional Class. The performance for periods prior to April 29, 2005 represents the performance of the WPG Tudor Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year to year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:             42.13% (quarter ended 12/31/1999)

Worst Quarter:       (29.34)% (quarter ended 9/30/1998)

Year-to-date total return for the nine months ended September 30, 2007: 0.94%.

45

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and past 10 calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns* (for the Periods Ended December 31, 2006)
	1 Year	5 Years	10 Years
Robeco WPG Small Cap Value Fund
Return Before Taxes	23.38%	9.17%	5.89%
Return After Taxes on Distributions	20.61%	7.29%	3.04%
Return After Taxes on Distributions and Sales of Shares	16.60%	7.00%	3.37%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes)(1)	23.48%	15.37%	13.27%

*	The performance record prior to August 18, 2003 was achieved under the Predecessor Fund’s growth-related strategy.

(1)

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. As of November 30, 2007, the market capitalization range of the companies in the Russell 2000® Index is $19 million to $7.5 billion. Please note that this range is as of a particular point in time and is subject to change. The Index is unmanaged and cannot be invested in directly.

46

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Institutional Class of the Fund. The table is based on expenses for the Institutional Class of the Fund for the fiscal year ended August 31, 2007.

Institutional Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.90%
Distribution (12b-1) fees	None
Other Expenses (2)	0.57%

Total annual Fund operating expenses (3)	1.47%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees. The Fund may pay shareholder services fees (which are included in Other expenses) up to a maximum of 0.25% of the Fund’s average daily net assets attributable to Institutional Shares, but estimates that shareholder servicing fees will not be more than 0.02% during the current fiscal year.

(3)	Robeco has contractually agreed to waive a portion of its advisory fee and/or reimburse Fund expenses in order to limit Total annual Fund operating expenses to 1.70% of the Fund’s average daily net assets through December 31, 2008. Robeco may not recoup any of its waived investment advisory fee.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$150	$465	$803	$1,757

47

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available at no cost upon request (see back cover for ordering instructions). The information for the period January 1, 2005 through August 31, 2005 and the fiscal year ended August 31, 2006 has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s annual for the fiscal year ended August 31, 2006, which is incorporated by reference into the SAI. The information for the years ended December 31, 2002, 2003 and 2004 was audited by the Predecessor Fund’s independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund’s annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

	Small Cap Value Fund
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006		For the Period January 1, 2005 to August 31, 2005(1)		For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$16.54	$17.42		$17.55		$16.34	$11.24	$15.21

Net investment income/(loss)	0.01	—		(0.04)		—	—	—
Net realized and unrealized gain/(loss) on investments	2.31	1.10		(0.09)		3.11	5.10	(3.97)
Dividends to shareholders from:
Net investment income	—	—		—		—	—	—
Net realized capital gains	(1.81)	(1.98)		—		(1.90)	—	—

Total dividends and distributions to shareholders	(1.81)	(1.98)		—		(1.90)	—	—

Net asset value, end of period	$17.05	$16.54		$17.42		$17.55	$16.34	$11.24

Total investment return(4)	14.28%	7.16%		(0.74)%		19.35%	45.37%	(26.10)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$53,962	$48,607		$52,368		$57,787	$58,282	$47,705
Ratio of expenses to average net assets	1.47%	1.43	%(2)	1.57	%(2)(3)	1.55%	1.68%	1.54%
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expenses)	1.47%	1.43%		1.57	%(3)	1.55%	1.68%	1.54%
Ratio of net investment income/(loss) to average net assets	0.09%	0.02%		(0.35	)%(3)	(0.55)%	0.83%	(0.81)%
Portfolio turnover rate	138.38%	139.15%		135.85%		159.20%	228.30%	105.60%

(1)	For the period January 1, 2005 through August 31, 2005.

(2)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

(3)	Annualized.

(4)	Total return is calculated assuming a purchase of shares on the first date and a sale of shares on the last day of each period reports and includes reinvestments of dividends and distributions, if any.

48

SAM SUSTAINABLE CLIMATE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity and equity-related securities.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a carefully selected non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that derive a substantial part of their revenue or profit from technologies, products or services designed to alleviate and delay climate change or help overcome the effects of climate change (‘Climate-Related Issuers’). Shareholders will be given at least 60 days’ notice of any change in this 80% policy.

Climate-Related Issuers include, without limitation, companies in industries such as: (1) carbon light power generation technologies, demand- side energy efficiency, carbon light transportation solutions and emission reduction from land use and sinks (“Climate Mitigation companies”); (2) water infrastructure, coastal infrastructure, knowledge and warning systems and building infrastructure (“Climate Adaptation companies”); and (3) disaster relief and reconstruction (“Climate Response companies”) (each, an “investment cluster”). The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The Fund generally will be invested in issuers located in countries with developed securities markets but may invest up to 20% of its assets in issuers located in emerging markets.

In selecting portfolio securities for the Fund, SAM uses a bottom-up investment process that incorporates a combination of quantitative and fundamental models. The initial step in the process focuses on assessing the impact of long-term macro trends on theme-related companies across all geographic regions and investment clusters. Securities are then selected based on price/value discrepancies, with “expensive” stocks being underweight and attractive stocks being overweight. Additional factors considered include general market conditions, market capitalization exposure, market liquidity, industry sector and geographic allocations, and risk factors, such as size and momentum, as well as total portfolio risk.

SAM integrates “sustainability” into its investment process. The investable universe resulting from the initial stage in the investment process includes companies with the highest expected returns taking into account the impact of sustainability factors. Sustainability as used in this Prospectus means seeking economic success while considering ecological and social objectives. Factors such as corporate strategy, innovation, corporate governance and considerations of the interests of shareholders, employees and other stakeholders are assessed and integrated into company valuations. In determining sustainability, SAM assesses the extent to which companies effectively manage ecological and social objectives in the course of doing business. Effective management of these objectives should result in lower weighted average cost of capital and a higher return on invested capital.

The Fund may invest in companies of any market capitalization and currently expects that a significant amount of the Fund’s assets will be invested in micro-, small- and mid-capitalization companies. Micro- and small-capitalization companies generally will have market capitalizations under $2 billion. Mid-capitalization companies generally will have market capitalizations between $2 billion and $10 billion. Large capitalization companies generally will have capitalizations of over $10 billion. The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”). The Fund may invest up to 20% of its assets in equity and equity-related securities issued by non-Climate-Related Issuers. The Fund may (but is not required to) invest in derivatives, including foreign currency exchange contracts and participatory notes, in lieu of investing directly in a security, currency or instrument, or for hedging purposes.

While SAM intends to fully invest the Fund’s assets at all times in accordance with the above described policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure in response to adverse market, economic, political or other conditions, in cash and eligible U.S. dollar-denominated money market instruments, such as commercial paper, government obligations and bank obligations issued by U.S. and foreign issuers. When the Fund’s assets are invested in cash or money market instruments, the Fund may not achieve its investment

49

objective. SAM will determine when adverse market, economic, political or other conditions warrant temporary defensive measures.

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a non-diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

•

Because the Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in climate-related industries, events or factors affecting companies in such industries will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.

•	Climate-Related Issuers may fall out of favor with investors, causing the Fund to lose money or underperform the stock market or funds concentrated in other sectors or industries.

•

Securities of companies with mid-cap capitalizations tend to be riskier than securities of companies with large-capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid by mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

•

Securities of companies with small capitalizations tend to be riskier than securities of companies with mid-cap and large capitalizations. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

•

The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

•

The Fund’s investments in derivative instruments such as forward currency exchange contracts and participatory notes, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested.

•

The Fund’s sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote sustainability goals may not perform as well as companies that do not pursue such goals.

•

Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•

Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value

50

of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices do not work to achieve their desired result.

•

The stock markets in which the Fund invests may experience periods of volatility and instability, and may go down. A variety of factors can negatively impact of the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.

•

The issuer or guarantor of a money market instrument owned by the Fund may default on its payment obligations, become insolvent or have its credit rating downgraded. Obligations of the U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

•	The value of money market instruments tends to fall when interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has not been in operation for a full calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

51

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	1.00%
Exchange Fee (1)	1.00%

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses (2)	0.49%

Total annual Fund operating expenses (3)	1.49%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than 60 days (other than shares held by defined contribution plans). Similarly, the Fund charges a transaction fee of 1.00% for any exchange of Fund shares held for less than 60 days (other than shares held by defined contribution plans and shares purchased through the reinvestment of dividends or capital gains distributions.) Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders

(2)	Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class.

(3)	SAM has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the Fund’s average daily net assets through December 31, 2008. SAM may not recoup any amounts waived or reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$152	$471

52

SAM SUSTAINABLE WATER FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity and equity-related securities.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a carefully selected non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies which derive at least 20% of their revenues from technologies, products or services that are related to the water value chain (‘Water-Related Issuers’).

Water-Related Issuers include, without limitation, companies involved in water distribution and water management, water treatment and water purification, water monitoring and chemical analysis, water recycling, sanitary installations and metering, irrigation and bottled water (each, an “investment cluster”). The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The Fund generally will be invested in issuers located in countries with developed securities markets but may invest up to 20% of its assets in issuers located in emerging markets.

In selecting portfolio securities for the Fund, SAM uses a bottom-up investment process that incorporates a combination of quantitative and fundamental models. The initial step in the process focuses on assessing the impact of long-term macro trends on theme-related companies across all geographic regions and investment clusters. Securities are then selected based on price/value discrepancies, with “expensive” stocks being underweight and attractive stocks being overweight. Additional factors considered include general market conditions, market capitalization exposure, market liquidity, industry sector and geographic allocations, and risk factors, such as size and momentum, as well as total portfolio risk.

SAM integrates “sustainability” into its investment process. The investable universe resulting from the initial stage in the investment process includes companies with the highest expected returns taking into account the impact of sustainability factors. Sustainability as used in this Prospectus means seeking economic success while considering ecological and social objectives. Factors such as corporate strategy, innovation, corporate governance and considerations of the interests of shareholders, employees and other stakeholders are assessed and integrated into company valuations. In determining sustainability, SAM assesses the extent to which companies effectively manage ecological and social objectives in the course of doing business. Effective management of these objectives should result in lower weighted average cost of capital and a higher return on invested capital.

The Fund may invest in companies of any market capitalization and currently expects that a significant amount of the Fund’s assets will be invested in micro-, small- and mid-capitalization companies. Micro- and small-capitalization companies generally will have market capitalizations under $2 billion. Mid-capitalization companies generally will have market capitalizations between $2 billion and $10 billion. Large capitalization companies generally will have capitalizations of over $10 billion. The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”). The Fund may invest up to 20% of its assets in equity and equity-related securities issued by non-Water-Related Issuers. The Fund may (but is not required to) invest in derivatives, including foreign currency exchange contracts and participatory notes, in lieu of investing directly in a security, currency or instrument, or for hedging purposes.

While SAM intends to fully invest the Fund’s assets at all times in accordance with the above described policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure in response to adverse market, economic, political or other conditions, in cash and eligible U.S. dollar-denominated money market instruments, such as commercial paper, government obligations and bank obligations issued by U.S. and foreign issuers. When the Fund’s assets are invested in cash or money market instruments, the Fund may not achieve its investment objective. SAM will determine when adverse market, economic, political or other conditions warrant temporary defensive measures.

53

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a non-diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

•

Because the Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, water-related industries, events or factors affecting companies in water-related industries will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.

•	Water-Related Issuers may fall out of favor with investors, causing the Fund to lose money or underperform the stock market or funds concentrated in other sectors or industries.

•

Companies in the pollution control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the pollution control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the pollution control sector. Companies in the clean water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the clean water sector.

•

Securities of companies with mid-cap capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid-cap companies typically have smaller product lines and less access to liquidity than large-cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid-cap companies tend to be less certain than large-cap companies, and the dividends paid by mid-cap stocks are frequently negligible. Moreover, mid-cap stocks have, on occasion, fluctuated in the opposite direction of large-cap stocks or the general stock market. Consequently, securities of mid-cap companies tend to be more volatile than those of large-cap companies.

•

Securities of companies with small capitalizations tend to be riskier than securities of companies with mid-cap and large capitalizations. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

•

The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

•

The Fund’s investments in derivative instruments such as forward currency exchange contracts and participatory notes, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested.

•

The Fund’s sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote sustainability goals may not perform as well as companies that do not pursue such goals.

54

•

Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•

Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices do not work to achieve their desired result.

•

The stock markets in which the Fund invests may experience periods of volatility and instability, and may go down. A variety of factors can negatively impact of the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.

•

The issuer or guarantor of a money market instrument owned by the Fund may default on its payment obligations, become insolvent or have its credit rating downgraded. Obligations of the U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

•	The value of money market instruments tends to fall when interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has not been in operation for a full calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index, the Morgan Stanley Capital International World Index (“MSCI World Index”). The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

55

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund.

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	1.00%
Exchange Fee (1)	1.00%

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	None
Other expenses (2)	.49%

Total annual Fund operating expenses (3)	1.49%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than 60 days (other than shares held by defined contribution plans). Similarly, the Fund charges a transaction fee of 1.00% for any exchange of Fund shares held for less than 60 days (other than shares held by defined contribution plans and shares purchased through the reinvestment of dividends or capital gains distributions.) Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders

(2)	Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class.

(3)	SAM has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.50% of the Fund’s average daily net assets through December 31, 2008. SAM may not recoup any amounts waived or reimbursed.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Institutional Class	$152	$471

56

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

This section provides some additional information about the Funds’ investments and certain portfolio management techniques that certain Funds may use. More information about the Funds’ investments and portfolio management techniques, some of which entail risks, is included in the SAI.

Additional Information About the Funds’ Principal Investments and Risks

Derivative Contracts. Each WPG Fund may, but need not, use derivative contracts for any of the following purposes:

•	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought;

•	As a substitute for buying or selling currencies or securities; or

•	To seek to enhance the Fund’s return in non-hedging situations.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. Only the Robeco WPG Small Cap Value Fund and the WPG Core Bond Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Robeco WPG 130/30 Large Cap Core Fund, the Robeco Boston Partners All-Cap Value, and the Robeco Boston Partners Long/Short Equity Fund will engage in short sales — including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited.

Equity and Equity-Related Securities. Each of the Funds, except the Robeco WPG Core Bond Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. The number of issuers in the Funds’ Portfolio will may over time.

Fixed Income Investments. The Robeco WPG Core Bond Fund may invest in all types of fixed income securities. The Robeco WPG 130/30 Large Cap Core Fund, Robeco WPG All-Cap Value Fund, and Robeco WPG Small Cap Value Fund may invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including (without limitation) fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase.

57

Foreign Securities. Each of the WPG Funds and the SAM Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). In addition, the Robeco WPG Small Cap Value Fund and the Robeco WPG Core Bond Fund may invest in securities traded or denominated in foreign currencies. Investments in securities of foreign entities and securities denominated or traded in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of a Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Each SAM Fund will normally invest a significant portion of its assets in the equity securities and equity-related instruments issued by non-U.S. companies and up to 20% of a Fund’s assets may be invested in issuers located in countries with emerging securities markets. A SAM Fund will invest in securities denominated in the currencies of a variety of developed and emerging market countries. Each SAM Fund may also invest in securities, instruments and derivatives denominated in multinational currencies such as the Euro. A SAM Fund will value its securities and other assets in U.S. dollars. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. Although SAM generally does not intend to hedge foreign currency exposure in a Fund’s portfolio, it may from time to time do so. Further, the SAM Funds may also from time to time enter into speculative currency positions independent of other positions in a Fund’s portfolio.

Each SAM Fund may also invest in participatory notes. Participatory notes (commonly known as “P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, each SAM Fund will generally be comprised of a portfolio diversified by country and geographic region. However, the SAM Sustainable Water Fund and SAM Sustainable Climate Fund will concentrate their investments in equity and equity-related securities issued by Water-Related Issuers and Climate-Related Issuers, respectively.

Water-Related Issuers

Because the SAM Sustainable Water Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, water-related industries, events or factors affecting companies in water-related industries will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Water-Related Issuers may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect Water-Related Issuers include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Some Water-Related Issuers may be influenced by technological changes. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by Water-Related Issuers may not result in viable commercial products, and some Water-Related Issuers bear higher research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Water-Related Issuers are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors and industries. As a result of these and other factors, the value of investments in Water-Related Issuers tends may be more volatile than that of companies in other sectors and industries.

58

Climate-Related Issuers

Because the SAM Sustainable Climate Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, industries with exposure to climate change, events or factors affecting companies in climate change industries (i.e., climate mitigation, climate adaptation and climate response) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Climate-Related Issuers may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect Climate-Related Issuers include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Many Climate-Related Issuers are newly developing and are strongly influenced by technological changes. Climate-Related Issuers can be significantly affected by the level and volatility of technological change in industries focusing on pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by Climate-Related Issuers may not result in viable commercial products, and some Climate-Related Issuers bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Climate-Related Issuers are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors and industries. As a result of these and other factors, the value of investments in Climate-Related Issuers tends may be more volatile than that of companies in other sectors and industries.

Mortgage-Backed Securities. Certain Funds may invest, and the Robeco the WPG Core Bond Fund intends to invest, in mortgage-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. A Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. i.e. the risk that an issuer will exercise the rights to pay principal later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structural securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The Robeco WPG Core Bond Fund may use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose a Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations. In addition, if the Robeco’s prepayment assumptions are incorrect, a Fund may have performed better had the Fund not entered into the mortgage dollar roll.

Exchange-Traded Funds (ETFs). The Robeco WPG 130/30 Large Cap Core Fund and the SAM Funds each may invest up to 5% of its assets in ETFs. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with their adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by

59

“sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. Each of the Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Funds’ performance.

Securities Lending. The Funds may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by a Fund will not exceed 33 1/3% of the value of the Fund’s total assets. A Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. Each of the Funds may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

Each Fund’s complete portfolio holdings, except the Robeco Boston Partners Long/Short Equity Fund, and the Robeco WPG 130/30 Large Cap Core Fund, are publicly available on Robeco’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end, or with respect to the SAM Sustainable Water Fund and SAM Sustainable Climate Fund, 60 days following the quarter end. The complete long positions of the Robeco Boston Partners Long/Short Equity Fund and the Robeco WPG 130/30 Large Cap Core Fund, are publicly available on Robeco’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

60

MANAGEMENT OF THE FUNDS

Investment Advisers

The Advisers provide investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company’s Board of Directors, each Adviser manages its respective Funds’ portfolios and is responsible for the selection and management of all portfolio investments of its Funds in accordance with the Funds’ investment objectives and policies.

A discussion regarding the basis for the Company’s Board of Directors approval of each Fund’s investment advisory agreement with its respective Adviser is available in the Funds’ annual report to shareholders dated August 31, 2007.

Robeco Investment Management, Inc.

Robeco, located at 909 Third Avenue, 31st Floor, New York, New York 10022, provides investment advisory services to the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund and the WPG Funds. Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (“Robeco Groep”). Effective January 1, 2007, Boston Partners Asset Management, L.L.C. (“Boston Partners”) and Weiss, Peck and Greer Investments (“WPG”), the former entities that provided investment advisory services to the Boston Partners Funds and WPG Funds, respectively, merged into and with Robeco USA, Inc., with Robeco USA, Inc. remaining as the surviving entity. All employees of Boston Partners and WPG are employees of the surviving entity as of that date. In addition, effective January 1, 2007, Robeco USA, Inc., which had been doing business under the name Robeco Investment Management, officially changed its name to Robeco Investment Management, Inc. Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations. As of September 30, 2007, Robeco Groep, through its investment management subsidiaries, had approximately $209 billion in assets under management.

Subject to the general supervision of the Company’s Board of Directors, Robeco manages the Boston Partners and WPG Funds’ portfolios and is responsible for the selection and management of all portfolio investments of the Funds in accordance with the Funds’ investment objectives and policies.

A discussion regarding the basis for the Company’s Board of Directors’ approval of each Fund’s investment advisory agreement with Robeco is available in the Funds’ annual report to shareholders dated August 31, 2007.

Sustainable Asset Management USA, Inc.

SAM, located at 909 Third Avenue, 32nd Floor, New York, NY 10022 and Seefeldstrasse 215, CH-8008 Zurich, Switzerland, provides investment advisory services to the SAM Sustainable Climate Fund and the SAM Sustainable Water Fund. SAM is an affiliate of Robeco Investment Management, Inc., and a subsidiary of Robeco Groep. SAM provides investment management and investment advisory services to other institutional and proprietary accounts. Pursuant to an investment advisory agreement with the Company, SAM is entitled to an advisory fee at the annual rate of 1.00% of each SAM Fund’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the SAM Funds will be available in the SAM Funds’ semi-annual report for the period ending February 28, 2008.

SAM has contractually agreed to waive a portion of its advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses of the Funds to 1.75%, respectively, of each SAM Fund’s average daily net assets through December 31, 2008. SAM may discontinue these arrangements at any time after December 31, 2008.

Portfolio Managers

The investment results for different strategies of Robeco and SAM are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of Robeco and SAM. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by Robeco’s and SAM general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Robeco Boston Partners Large Cap Value Fund

Mark E. Donovan and David J. Pyle are the primary portfolio managers for the Fund and are both senior portfolio managers of Robeco.

61

Mr. Donovan is Chairperson of Robeco’s Equity Strategy Committee which oversees the investment activities of Robeco’s $60 billion in large cap value institutional equity assets. Mr. Donovan joined Boston Partners (now Robeco) in 1995. Mr. Donovan holds a B.S. degree in management from Rensselaer Polytechnic Institute. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Donovan has twenty-six years of investment experience. Mr. Pyle is a managing director and portfolio manager. He joined Robeco in 2000. Mr. Pyle holds a B.S. degree in business administration from California State University, Chico and an M.B.A. degree from the Kenan-Flagler School of Business Administration at the University of North Carolina. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Pyle has twelve years of investment experience.

For the fiscal year ended August 31, 2007, the Fund paid 0.28% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.60%.

Robeco Boston Partners Mid Cap Value Fund

Steven L. Pollack and Joseph F. Feeney, Jr. are the primary portfolio managers for the Fund and are both senior portfolio managers of Robeco.

Mr. Pollack is a member of the Robeco’s Equity Strategy Committee. He joined Boston Partners (now Robeco) in 2000. Mr. Pollack is a graduate of Georgia Institute of Technology and holds an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Society of Los Angeles, the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Pollack has twenty-three years of investment experience. Mr. Feeney is Chief Investment Officer-Equities, responsible for overseeing all aspects of equity management including the firm’s Fundamental and Quantitative Research Groups. Mr. Feeney joined Robeco in 1995 and is a member of the firm’s Management Committee and Equity Strategy Committee. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Betta Kappa) from the University of New Hampshire and an M.B.A. degree from the University of Chicago. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Feeney is past President of the Fixed Income Management Society of Boston. He has twenty-two years of investment experience.

For the fiscal year ended August 31, 2007, the Fund paid 0.32% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Robeco Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund.

Mr. Dabora is a senior portfolio manager of Robeco responsible for the Robeco Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Mr. Dabora joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Robeco, an all-cap value institutional product. Additionally, he was a research analyst with responsibility for a wide variety of industries. Mr. Dabora holds a B.S. degree in business administration from Pennsylvania State University and an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Institute and the CFA Society of San Francisco and has twenty years of investment experience.

For the fiscal year ended August 31, 2007, the Fund paid 1.24% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 1.25%.

Robeco Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund.

Mr. Ramallo is a senior portfolio manager of Robeco. He is responsible for managing the Robeco Boston Partners Premium Equity portfolios. Prior to assuming this role, he was the assistant portfolio fund manager for the Robeco Boston Partners Small Cap Value portfolios and an equity analyst. Mr. Ramallo joined the firm in 1995. He holds a B.A. degree in economics/business from the University of California, Los Angeles and an M.B.A. degree from the Anderson Graduate School of Management at UCLA. Mr. Ramallo is a member of the CFA Society of Los Angeles, the CFA Institute and holds the Chartered Financial Analyst® designation. He has twelve years of investment experience.

For the fiscal year ended August 31, 2007, the Fund paid 0.00% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

62

Robeco Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund and Mark E. Donovan is the secondary portfolio manager.

Mr. Jones is a senior portfolio manager employed by Robeco and is a member of Robeco’s Equity Strategy Committee. Mr. Jones also oversees the investment activities of Robeco’s long/short strategy products which include the fund. Mr. Jones joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Robeco’s Director of Research. Mr. Jones holds a B.A. degree in philosophy from Denison University. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Jones has nineteen years of investment experience. For information about Mr. Donovan please see the “Robeco Boston Partners Large Cap Value Fund.”

For the fiscal year ended August 31, 2007, the Fund paid 2.09% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 2.25%.

Robeco WPG Core Bond Fund

James Ramsay and Sid Bakst are the primary portfolio managers for the Fund.

Mr. Ramsay joined Robeco in 2007 as Co-Head of Robeco’s Fixed Income Group. As CIO-US Fixed Income, he is responsible for overseeing all aspects of fixed income management. Prior to joining the firm, Mr. Ramsay spent four years with Pacific Investment Management Company, LLC (“PIMCO”) where he was responsible for communicating all of PIMCO’s investment strategies and objectives to clients and consultants. Prior to joining PIMCO, Mr. Ramsey was associated with AIG/SunAmerica as a Senior Managing Director responsible for managing SunAmerica’s $60 billion investment grade domestic fixed income portfolio. Mr. Ramsay holds a B.S.B.A. degree in finance and banking from the University of Arkansas and FINRA licenses 7, 24 and 63. He is a member of the New York Society of Security Analysts, Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. He has twenty-four years of investment experience. Mr. Bakst joined WPG in 1995. Since 1998, Mr. Bakst has served as the managing director of Robeco. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector. Mr. Bakst holds a B.S. degree in economics from The Wharton School, University of Pennsylvania and an M.M. degree in finance from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Bakst has twenty-three years of industry experience, eighteen of which are investment related.

For the fiscal year ended August 31, 2007, the Fund paid 0.05% (expressed as a percentage of average net assets) to the Adviser for its services. Had fee waivers not been in place, the Fund would have paid 0.45%.

Robeco WPG 130/30 Large Cap Core Fund

Easton Ragsdale and Peter Albanese serve as co-portfolio managers of the Fund and are co-Heads of Quantitative Equities of Robeco.

Since 2003, Mr. Ragsdale has served as a managing director of Robeco. Prior thereto, he spent seven years as the managing director and Associate Head of Equity of the Quantitative Research group for State Street Research and Management Co. Mr. Ragsdale holds an A.B. degree in history, an M.B.A. degree and is a Ph.D. candidate from the University of Chicago. He has twenty-five years of investment experience. Since 2003, Mr. Albanese has served as a managing director and principal of Robeco. Prior thereto, Mr. Albanese served as senior vice president of US Trust Co. of New York. He holds a BS degree in computer science from the State University of New York at Stony Brook and an MBA degree from New York University. Mr. Albanese has seventeen years of investment experience. All portfolio management responsibilities are shared between Mr. Ragsdale and Mr. Albanese. Each of the co-managers has specific sectors for which he is responsible.

For the fiscal year ended August 31, 2007, the Fund paid 0.16% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.75%.

Robeco WPG Small Cap Value Fund

Richard Shuster and Gregory Weiss serve as co-portfolio managers.

Mr. Shuster is the senior portfolio manager. He has served as managing director of Robeco since 1999 as well as head of the Adviser’s Small Cap Value Team. He holds a B.S. degree in economics from the University of Pennsylvania. Mr. Shuster has twenty-four years of investment experience, twelve of which spent specializing in small cap equity investing.

63

Mr. Weiss has served as managing director, portfolio manager and research analyst of Robeco since 1999. Mr. Weiss holds a B.A. degree in psychology from Cornell University. He has twelve years of investment experience. Although each manager is responsible for selecting individual securities in different sectors, Mr. Shuster has ultimate veto power and is responsible for cash weighting, sector allocations, and capitalization weightings.

For the fiscal year ended August 31, 2007, the Fund paid 0.90% (expressed as a percentage of average net assets) to Robeco for its services.

SAM Sustainable Climate Fund and SAM Sustainable Water Fund

Dieter Küffer, CFA serves as the senior portfolio manager for the SAM Sustainable Water Fund and deputy senior portfolio manager for the SAM Sustainable Climate Fund. He has been dually employed by SAM and SAM Group Holding AG, SAM’s parent company (“SAM AG”), since 2001. Prior to that Mr. Küffer led an institutional asset management team at UBS Asset Management in Zurich that was in charge of client equity mandates in Switzerland from 1994-2001. Mr. Küffer started his career at UBS in the Private Banking Division. Mr. Küffer holds a federal diploma as a Swiss- Certified Banking Expert. Mr. Küffer has a total of 19 years experience.

Dr. Thiemo Lang serves as senior portfolio manager for the SAM Sustainable Climate Fund. He has been dually employed by SAM and SAM AG, since 2007. From 2005-2007, Dr. Lang was Portfolio Manager of the Lombard Odier Darier Hentsch et Cie. (LODH) technology fund called “Infology,” where he focused on companies in the fields of energy technologies and new materials. From 1999-2005, he was technology analyst and then portfolio manager at Activest (HypoVereinsbank/Unicredit) in Munich. Alongside the (co-)management of various mutual and institutional funds, he was responsible for the conception and the launch of the “Activest Lux NanoTech.” He has a total of 8 years experience. Dr. Lang earned a PhD in Electronics/Photonics from the Polytechnic Institute of Technology (INPG), Grenoble/France, and a Diploma degree (MSc) of Electronics from the University of Stuttgart/Germany.

Rainer Baumann, CFA serves as deputy senior portfolio manager for the SAM Sustainable Water Fund. He has been dually employed by SAM and SAM AG, since 2002. Prior to that, Mr. Baumann was a portfolio manager for UBS AG where he was responsible for the management of private mandates and was a member of the investment committee in Europe. He started his career as an assistant in the bank audit department at PricewaterhouseCoopers LLP and has a total of 9 years experience. Mr. Baumann is a chartered financial analyst and holds a master’s degree in business administration from the University of Zurich.

Marketing Arrangement

On July 20, 2005, Robeco USA, L.L.C. entered into an agreement with Harbor Capital Advisors, Inc. (“Harbor”), an affiliate of the Adviser, pursuant to which Harbor will market all classes of shares of the Core Bond Fund, including the Investor Class shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA, L.L.C. For these services, Robeco, successor to Robeco USA, L.L.C., will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco to Harbor quarterly in arrears. SAM may pay compensation, out of its own funds and not as an expense of the SAM Funds, to certain brokerage firms, investment advisers or financial institutions in connection with the sale or retention of shares of the Funds and/or shareholder servicing. The SAI provides additional information about these revenue sharing arrangements.

Prior Performance of Similarly Advised Accounts

The SAM Fund’s respective portfolio managers are employees of both SAM and the SAM’s affiliate, SAM AG. The tables below present past performance information for the SAM Sustainable Water Composite (the “Water Composite”) and the SAM Sustainable Climate Composite (the “Climate Composite”). The Water Composite consists of all separate accounts and commingled accounts managed by the Sustainable Water Fund’s portfolio managers on behalf of SAM AG in a substantially similar manner as the Sustainable Water Fund. The Climate Composite consists of all separate accounts and commingled accounts managed by the Sustainable Climate Fund’s portfolio managers on behalf of SAM AG in a substantially similar manner as the Sustainable Climate Fund. All of the accounts comprising the Water Composite have substantially similar investment objectives, policies and strategies as the Sustainable Water Fund. All of the accounts comprising the Climate Composite have substantially similar investment objectives, policies and strategies as the Sustainable Climate Fund.

The information is provided to illustrate the past performance of the SAM Funds’ respective portfolio managers in managing substantially similar accounts and does not represent the performance of the Sustainable Water Fund or the Sustainable Climate Fund. Investors should not consider this performance information as a substitute for the performance

64

of the Sustainable Water Fund or the Sustainable Climate Fund, nor should investors consider this information as an indication of the future performance of the Sustainable Water Fund or the Sustainable Climate Fund or of SAM or of SAM AG. The overall expenses of the accounts in the Water Composite and the Climate Composite are generally higher than those that would be experienced by the holders of Institutional Class shares of the Sustainable Water Fund and the Sustainable Climate Fund, respectively, and, therefore, the performance of the Institutional Class shares of the Sustainable Water Fund and Sustainable Climate Fund would generally be higher. However, the Sustainable Water Fund’s and the Sustainable Climate Fund’s results in the future also may be different because the accounts in the Water Composite and Climate Composite, respectively, are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the accounts in the Water Composite and the Climate Composite. In addition, the securities held by the Sustainable Water Fund and the Sustainable Climate Fund will not be identical to the securities held by the accounts in the Water Composite and Climate Composite, respectively. The performance of each Composite is also compared to the performance of a broad-based securities benchmark index appropriate to both the Sustainable Water Fund and the Sustainable Climate Fund. The index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Sustainable Water Fund and the Sustainable Climate Fund. Investors cannot invest directly in the index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

SAM SUSTAINABLE WATER COMPOSITE

(Returns as of August 31, 2007)

Period	SAM Sustainable Water Composite Gross	SAM Sustainable Water Composite Net	MSCI World Index
3 Months (June 1, 2007 – August 31, 2007)	0.55%	0.11%	-3.04%
Year-to-Date (January 1, 2007 – August 31, 2007)	14.81%	13.50%	6.67%
1 Year	33.73%	31.46%	16.97%
3 Years	27.64%	25.47%	16.95%
5 Years	25.33%	23.19%	15.45%
Since Inception (October 1, 2001 – August 31, 2007)	20.63%	18.57%	11.09%

SAM SUSTAINABLE CLIMATE COMPOSITE

(Returns as of August 31, 2007)

Period	SAM Sustainable Climate Composite Gross	SAM Sustainable Climate Composite Net	MSCI World Index
3 Months (June I, 2007 – August 31, 2007)	2.27%	1.83%	-3.04%
Since Inception (April 1, 2007 – August 31, 2007)	13.75%	12.94%	4.07%

1	SAM AG is a Swiss-based asset manager.

2	The Water Composite is comprised of all separately managed, fully discretionary, fee-paying accounts under management with a similar investment mandate and an account market value greater than $10 million. Currently, there is one account in the Water Composite, a Luxembourg UCIT (mutual fund). The creation date of the Water Composite was October 1, 2001.

3	The Climate Composite is comprised of all separately managed, fully discretionary, fee-paying accounts under management with a substantially similar investment mandate and an account market value of greater than $10 million. Currently, there is one account in the Climate Composite, a Luxembourg UCIT (mutual fund). The creation date of the Climate Composite was April 1, 2007.

4

Composite performance was calculated using Global Investment Performance Standards (GIPS™), although the Adviser is not a GIPS-compliant firm. This method of calculating performance differs from the Securities and Exchange Commission’s standardized methodology, which may produce different results.

65

5	Account returns are market value weighted and calculated on a total return, time-weighted basis using trade date valuations. Returns reflect the reinvestment of dividends and other earnings and are net of commissions and transaction costs. Performance is expressed in U.S. Dollars. Performance is calculated in EUR and exchanged to U.S. Dollars using exchange rates as of the last day of the month.

6	Composite performance is presented gross and net of management fees and other expenses and includes the reinvestment of all income. The management fee schedule is as follows:

Assets from	up to:	Fee per annum
$0	$25 million	1.00%
$25 million	$50 million	0.90%
greater than	$50 million	0.80%

7	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The performance shown for the Index is net of foreign withholding taxes.

66

Other Service Providers

The following chart shows the Funds’ service providers and includes their addresses and principal activities.

67

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Institutional Class shares of the Funds (“Shares”) are priced at their net asset value (“NAV”). The NAV per share of each Fund is calculated as follows:

Value of Assets Attributable to the Institutional Class
NAV = –	Value of Liabilities Attributable to the Institutional Class

Number of Outstanding Shares of the Institutional Class

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

A Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and (Robeco or SAM, individually the “Adviser”) reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Robeco Boston Partners Small Cap Value Fund II and the Robeco Boston Partners Long/Short Equity Fund generally charge a redemption fee of 1% and 2%, respectively, on shares redeemed that have been held for less than one year. The Robeco WPG Core Bond Fund and Robeco WPG 130/30 Large Cap Core Fund generally charge a redemption fee of 2% on shares redeemed within 60 days of purchase. The

68

SAM Funds generally charge a redemption fee of 1% on shares redeemed within 60 days of purchase. In addition, the Funds generally limit the number of exchanges to six (6) times per year (one exchange per calendar month). For further information on redemptions and exchanges, please see the sections titled “Shareholder Information — Redemption of Fund Shares” and “Shareholder Information — Exchange Privilege.”

Pursuant to the policy adopted by the Board of Directors, the Advisers have developed criteria that they use to identify trading activity that may be excessive. Each Adviser reviews on a regular, periodic basis available information related to the trading activity in a Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, each Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time (see “Exchange Privilege” below). If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. Each Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Each Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform. There is no assurance that an Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Shareholder Service Fees

The Board of Directors of the Company has adopted a Shareholder Services Plan (the “Plan”) for the Fund’s Institutional Class shares authorizing the Fund to pay securities dealers, plan administrators or other service organizations (“Service Organizations”) who agree to provide certain shareholder and administrative services to plans or plan participants holding Institutional Class shares of the Fund a service fee at an annual rate of up to 0.10% (0.25% with respect to the Robeco WPG 130/30 Large Cap Core Fund) of the average daily net asset value of Institutional Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Funds. Please find more information on Service Organizations under the section entitled “Purchase of Fund Shares — Purchases through Intermediaries” in this Prospectus.

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the “Distributor”).

Purchases Through Intermediaries. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the “Transfer Agent”) will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that a Service Organization properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

69

For administration, subaccounting, transfer agency and/or other services, Robeco may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) of the average annual net asset value of accounts with the Company maintained by such Service Organization or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment and the minimum additional investment in the Funds is as follows:

	Initial Investment		Additional Investment
Boston Partners Funds	$100,000		$5,000
All WPG Funds except Robeco WPG Core Bond Fund	$100,000	*	$100
Robeco WPG Core Bond Fund	$50,000		$5,000
SAM Funds	$100,000		$5,000

*	Shareholders of the Robeco WPG 130/30 Large Cap Core Fund and Robeco WPG Small Cap Value Funds prior to April 29, 2005 will not be subject to the minimum initial investment requirement disclosed in the above table with respect to accounts held in such shareholders’ record names prior to such date. The minimum initial investment requirement for such shareholders will be $2,500.

The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of each Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($100,000 minimum, except Robeco WPG Core Bond Fund $50,000) payable to the Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

[name of Fund]	[name of Fund]
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9816	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania 19103

ABA# 0310-0005-3

Account # 86-1108-2507

F/B/O [name of fund]

Ref. (Account Number)

Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $5,000; Robeco WPG 130/30 Large Cap Core and Robeco WPG Small Cap Value Funds $100) by purchasing Shares of any Fund

70

at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Robeco [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan (Boston Partners Funds and SAM Funds $5,000 minimum/ WPG Funds $50). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs where PFPC Trust Company acts as custodian for the Boston Partners and the SAM Funds and Mellon Bank N.A. acts as custodian for the WPG Funds. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board of Directors’ discretion, Robeco and SAM will monitor each Fund’s total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund’s strategy. Subject to Board of Directors’ discretion, Robeco and SAM may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.	Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund,

c.	Employees of the Adviser and their spouses, parents and children, and

d.	Directors of the Company.

Other persons who are shareholders of other Robeco Boston Partners Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Both Robeco and SAM, subject to the Board of Directors’ discretion, reserve the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Funds’ Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

The Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund.

Good Order. You must include complete and accurate required information on your purchase request. Please see “Purchase of Fund Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

71

Redemption of Fund Shares

Normally, your investment firm will send your request to redeem Shares to the Fund’s transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodian for the Boston Partners and the SAM Funds and Mellon Bank N.A. acts as custodian for the WPG Funds). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 1% or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the WPG and SAM Funds redeems Shares held for less than 60 days, a transaction fee of 2% and 1%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

Redemption By Mail. Your redemption requests should be addressed to [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to [name of Fund], c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	Name of the Fund;

b.	Account number;

c.	Your Share certificates, if any, properly endorsed or with proper powers of attorney;

d.	A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.	Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemptions.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in

72

connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Transaction Fee on Certain Redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, the WPG Funds and the SAM Funds

The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco WPG Funds and SAM Funds require the payment of a transaction fee on redemption of Shares held for less than 60 days equal to 2.00% and 1.00% respectively of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the “bid-ask” spread in the over-the-counter market. The transaction fee represents each Fund’s estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund or the WPG Funds. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Systematic Withdrawal Plan — WPG and SAM Funds. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50 ($100 with respect to the SAM Funds). (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds’ transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder’s account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco

73

Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, the WPG Funds, and the SAM Funds will not be charged when Shares are involuntarily redeemed.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Fund Shares” for instructions. Redemption requests not in proper form may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Institutional Class Shares of any Robeco Investment Fund or SAM Fund for Institutional Class Shares of another Robeco Investment Fund or SAM Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after PFPC’s receipt of a request for an exchange. An exchange of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of the Robeco WPG Core Bond Fund, Robeco WPG 130/30 Large Cap Core Fund, Robeco WPG Small Cap Value Fund, and either SAM Fund held for less than 60 days (with the exception of Shares purchased through the reinvestment of dividends and/or capital gain distributions, and for the SAM Funds, with the exception of shares held by defined contribution plans) will be subject to a transaction fee of 2.00% with respect to the Robeco WPG Core Bond Fund, Robeco WPG 130/30 Large Cap Core Fund and Robeco WPG Small Cap Value Fund, and a transaction fee of 1% with respect to the SAM Funds. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see “Redemption by Telephone” above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Institutional Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See “Redemption by Mail” for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days’ written notice to shareholders.

If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

74

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Robeco WPG Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. The Robeco Boston Partners Funds, the Robeco WPG 130/30 Large Cap Core Fund, the Robeco WPG Small Cap Value Fund, and the SAM Funds will declare and pay dividends from net investment income annually. Ordinary income for the Robeco WPG 130/30 Large Cap Core Fund and the Robeco WPG Small Cap Value Fund, in certain circumstances, may be “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate as described below. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco’s website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for a Fund to avoid U.S. federal tax. The Funds’ distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, the Core Bond Fund does not expect to pay dividends eligible for this treatment because it will generally invest in debt instruments and not in shares of stock on which dividend income will be received.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference

75

between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains and, for distributions attributable to the Fund’s current taxable year ending on August 31, 2008, net short-term capital gains of each Fund. Tax may apply to such capital gain distributions, however, if the recipient’s investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Funds’ taxable year ending on August 31, 2008, Fund distributions attributable to U.S.-source interest income of each Fund will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund, except the Robeco WPG Small Cap Value Fund, also offers Investor Class Shares, which are offered directly to individual investors in a separate prospectus. In addition, the Robeco WPG Core Bond Fund offers Retirement Class Shares to defined contribution plans in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Institutional

76

Class Shares of a Fund can be expected to differ from the total return on Investor Class Shares or Retirement Class Shares of the same Fund. Information concerning other classes of the Funds can be requested by calling the Funds at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

77

ROBECO INVESTMENT FUNDS

(INSTITUTIONAL CLASS)

ACCOUNT APPLICATION

Please Note: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

1 Account Registration:	(Please check the appropriate box(es)) ❑ Individual ❑ Joint Tenant ❑ Other

NAME DATE OF BIRTH SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

NAME OF JOINT OWNER DATE OF BIRTH JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
GIFT TO MINOR:	❑ Uniform Gifts/Transfer to Minor’s Act
UNDER THE UGMA/UTMA (circle one)
STATE

NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED) CUSTODIAN’S SOCIAL SECURITY NUMBER** DATE OF BIRTH**

NAME OF MINOR (ONLY ONE PERMITTED) MINOR’S SOCIAL SECURITY NUMBER** DATE OF BIRTH**

CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY:	NAME OF CORPORATION, PARTNERSHIP, OR OTHER (NAME OF LEGAL ENTITY) NAME(S) OF FIDUCIARY/ TRUSTEE(S)

TAXPAYER IDENTIFICATION NUMBER

2 Address Information:	Residency Address**: (you must provide a street address)

STREET APARTMENT NUMBER

CITY STATE ZIP CODE

DAY PHONE NUMBER EVENING PHONE NUMBER
Joint owner or Minor’s residency address

STREET APARTMENT NUMBER

CITY STATE ZIP CODE

**Identity Verification Procedures Notice. The USA PATRIOT ACT requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the New Account Application, you will be required to supply the Funds with certain information for all persons owning or permitted to act on an account, that will assist the Funds in verifying your identity. This includes date of birth, taxpayer identification number and street address. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.
NOT PART OF THE PROSPECTUS

Mailing Address: (you may provide a P.O. Box)

❑ CHECK HERE IF YOUR MAILING ADDRESS IS THE SAME AS YOUR RESIDENCY ADDRESS.

STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

	CITY	STATE	ZIP CODE

3 Investment Information:	Minimum initial investment of $100,000 per fund (except Core Bond). Total amount of investments $
Make check payable to Robeco Investment Funds.
Shareholders may not purchase shares of any Fund with a check issued by a third party and endorsed over to the Fund.

Robeco Boston Partners Large Cap Value Fund (70) $ Robeco Boston Partners Mid Cap Value Fund (73) $

Robeco Boston Partners Small Cap Value Fund II (77) $ Robeco Boston Partners All-Cap Value Fund (81) $

Robeco Boston Partners Long/Short Equity Fund (79) $ Robeco WPG 130/30 Large Cap Core Fund (01) $

Robeco WPG Small Cap Value Fund (02) $

SAM Sustainable Water Fund ( ) $

SAM Sustainable Climate Fund ( ) $

Minimum initial investment of $50,000 for Robeco WPG Core Bond Fund. Robeco WPG Core Bond Fund (03) $

DISTRIBUTION OPTIONS:	Dividends: Pay by check ❑ Reinvest ❑ Capital Gains: Pay by check ❑ Reinvest ❑
NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected above, both dividends and capital gains will be reinvested in additional Fund shares.

4 Telephone Exchange and Redemption:

To use this option, you must initial the appropriate line below.

I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund’s current prospectus.

	Individual initial	joint initial	Redeem shares, and send the proceeds to the address of record.

	Individual initial	joint initial	Exchange shares for shares of Robeco Investment Funds.

5 Automatic Investment Plan:

The Automatic Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund’s Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund.

Please debit $                   (minimum $5000.00) from my checking account (named below) on or about the 20th of the month.

Please attach an unsigned, voided check.

❑ Monthly ❑ Quarterly ❑ Annually

NOT PART OF THE PROSPECTUS

BANK RECORD:	BANK NAME STREET ADDRESS OR P.O. BOX

CITY STATE ZIP CODE

BANK ABA NUMBER BANK ACCOUNT OWNER BANK ACCOUNT NUMBER
6 Signatures:

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under penalties of perjury, I certify that:

(1)   The number shown on this form is my correct identification number (or I am waiting for a number to be issued to me), and

(2)   I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 28% backup withholding as a result of a failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

(3)   I am a U.S. person (including a U.S. resident alien).

Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

SIGNATURE OF APPLICANT DATE

PRINT NAME TITLE (IF APPLICABLE)

SIGNATURE OF JOINT OWNER DATE

PRINT NAME TITLE (IF APPLICABLE)

(If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

	Mail completed Account Application and check to:	Robeco Investment Funds c/o PFPC Inc. P.O. Box 9816 Providence, RI 02940

	Overnight Mailing Address:	Robeco Investment Funds c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860

NOT PART OF THE PROSPECTUS

(This Page Intentionally Left Blank.)

ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

(888) 261-4073

http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi–Annual Reports

These reports contain additional information about each Fund’s investments, describe each Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds’ performance during their last fiscal year.

The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2007, has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi–annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is not available on the Adviser’s website because a copy may be obtained by calling (888) 261-4073.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday–Friday. Call: (888) 261-4073 or visit the website of Robeco at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427

P.O. Box Address:

Robeco Investment Funds, c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Funds, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811–05518

Investor Class

Robeco Investment Funds

of The RBB Fund, Inc.

Prospectus

December 31, 2007

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

Robeco Boston Partners Large Cap Value Fund

Robeco Boston Partners Mid Cap Value Fund

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco WPG Core Bond Fund

Robeco WPG 130/30 Large Cap Core Fund

SAM Sustainable Climate Fund

SAM Sustainable Water Fund

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

A look at the investment objectives, strategies, risks, expenses and financial history of each of the Robeco Investment Funds.

Details about the Robeco Investment Funds’ service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

INTRODUCTION3

DESCRIPTIONS OF THE ROBECO INVESTMENT FUNDS

Robeco Boston Partners Large Cap Value Fund4

Robeco Boston Partners Mid Cap Value Fund9

Robeco Boston Partners Small Cap Value Fund II14

Robeco Boston Partners All-Cap Value Fund20

Robeco Boston Partners Long/Short Equity Fund26

Robeco WPG Core Bond Fund32

Robeco WPG 130/30 Large Cap Core Fund38

SAM Sustainable Climate Fund44

SAM Sustainable Water Fund48

Additional Information About the Funds’ Investments and Risks52

Disclosure of Portfolio Holdings55

MANAGEMENT OF THE FUNDS

Investment Adviser56

Portfolio Managers56

Other Service Providers61

SHAREHOLDER INFORMATION

Pricing of Fund Shares62

Market Timing62

Purchase of Fund Shares63

Redemption of Fund Shares65

Exchange Privilege68

Dividends and Distributions68

Taxes69

Multi-Class Structure70

FOR MORE INFORMATIONBack Cover

2

INTRODUCTION

This Prospectus is intended to provide you with the information you need to make an informed decision about whether to invest in the Investor Class of the Robeco Investment Funds of The RBB Fund, Inc. (the “Company”).

The mutual funds of the Company offered by this Prospectus represent interests in the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund (collectively, the “Boston Partners Funds”), Robeco WPG Core Bond Fund, Robeco WPG 130/30 Large Cap Core Fund (together the “WPG Funds”), SAM Sustainable Climate Fund and SAM Sustainable Water Fund (together the “SAM Funds”) (the Boston Partners Funds, the WPG Funds and the SAM Funds are collectively referred to as the “Funds”). Robeco Investment Management, Inc. (“Robeco”) provides investment advisory services to the Boston Partners and WPG Funds. Sustainable Asset Management USA, Inc. (“SAM”) provides investment advisory services to the SAM Funds.

This Prospectus has been organized so that each Fund has its own short section with important facts about the investment objectives, strategies, risks, expenses and financial history of the particular Fund. Once you read the sections about the Funds, read the “Purchase of Fund Shares” and “Redemption of Fund Shares” sections. These two sections apply to all the Funds offered by this Prospectus.

Currently, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund. Please read “Other Purchase Information” beginning on page 65 for more information.

3

ROBECO BOSTON PARTNERS LARGE CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to Robeco to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by Robeco as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

4

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Large Cap Value Fund’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31:

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            14.95% (quarter ended 6/30/2003)

Worst Quarter:       (18.14)% (quarter ended 9/30/2002)

Year-to-date total return for the nine months ended September 30, 2007: 8.23%.

5

Average Annual Total Returns

The table below compares average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Large Cap Value Fund
Return Before Taxes	19.39%	8.96%	9.68%
Return After Taxes on Distributions	17.04%	7.85%	8.06%
Return After Taxes on Distributions and Sale of Fund Shares	13.76%	7.39%	7.65%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (2)	15.80%	6.19%	6.24%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes) (3)	22.25%	10.86%	10.65%

(1)	Commenced operations on January 16, 1997.

(2)

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index. As of September 30, 2007, the market capitalization range of the companies in the S&P 500® Index is $1.33 billion to $513.3 billion. Please note that this range is as of a particular point in time and is subject to change.

(3)

The Russell 1000® Value Index is not the primary benchmark of the Fund. Results of the index’s performance are presented for general comparative purposes. The Russell 1000® Value Index is an unmanaged index composed of the 1,000 largest securities in the Russell 3000® Index as ranked by total market capitalization. This index is segmented into growth and value categories. As of November 30, 2007, the market capitalization range of the companies in the Russell 1000® Value Index is $703 million to $502.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 1000® Value Index contains stocks from the Russell 3000® with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. The Russell 1000® Value Index is a registered trademark of the Frank Russell Corporation.

6

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the fiscal year ended August 31, 2007.

Investor Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.60%
Distribution (12b-1) fees	0.25%
Other Expenses (1)	0.47%

Total annual Fund operating expenses	1.32%
Fee waivers (2)	(0.32)%

Net expenses	1.00%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class.

(2)	Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.00% of the Fund’s average daily net assets through December 31, 2008. Robeco may not recoup any of its waived investment advisory fees.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Investor Class	$102	$387	$693	$1,562

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

7

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available free of charge upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	Large Cap Value Fund
	For the Year Ended August 31,
	2007	2006	2005	2004	2003
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$14.77	$15.22	$12.86	$11.01	$10.50

Net investment income	0.15 *	0.13 *	0.08 *	0.05 *	0.07 *
Net realized and unrealized gain/(loss) on investments	2.07	1.57	2.36	1.88	0.57
Dividends to shareholders from:
Net investment income	(0.13)	(0.13)	(0.08)	(0.08)	(0.04)
Net realized capital gains	(1.24)	(2.02)	—	—	(0.09)

Total dividends and distributions to shareholders	(1.37)	(2.15)	(0.08)	(0.08)	(0.13)

Net asset value, end of period	$15.62	$14.77	$15.22	$12.86	$11.01

Total investment return (1)	15.45%	12.14%	19.04%	17.53%	6.22%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,622	$21,114	$12,827	$8,112	$5,116
Ratio of expenses to average net assets	1.00%	1.11%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.32%	1.46%	1.61%	1.47%	1.66%
Ratio of net investment income to average net assets	0.95%	0.87%	0.53%	0.43%	0.66%
Portfolio turnover rate	61.70%	58.04%	76.91%	47.21%	81.13%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

8

ROBECO BOSTON PARTNERS MID CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to Robeco to have earnings growth potential that is greater than the market in general, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with medium market capitalizations and identified by Robeco as having value characteristics. A medium market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell Midcap® Value Index, which is comprised of those companies in the Russell Midcap® Index with lower price to book ratios and lower forecasted growth values and with a market capitalization range, as of November 30, 2007, between $703 million and $30.8 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund will notify shareholders 60 days in advance of any change in the 80% policy stated above.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to

9

fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 150%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•

Securities of companies with mid-size capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Mid Cap Value Fund’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            18.74% (quarter ended June 30, 2003)

Worst Quarter:       (20.89)% (quarter ended September 30, 1998)

Year-to-date total return for the nine months ended September 30, 2007: 9.58%.

10

Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year, past five years and since inception to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Mid Cap Value Fund
Returns Before Taxes	16.76%	12.46%	9.63%
Returns After Taxes on Distributions	10.67%	9.91%	7.48%
Returns After Taxes on Distributions and Sale of Fund Shares	16.24%	10.13%	7.51%
Russell 2500™ Index (reflects no deduction for fees, expenses or taxes) (2) (4)	16.17%	12.19%	11.00%
Russell 2500™ Value Index (reflects no deduction for fees, expenses or taxes) (3) (4)	20.18%	15.51%	13.21%
Russell Midcap® Value Index (reflects no deduction for fees, expenses or taxes) (4)	20.22%	15.88%	13.11%

(1)	Commenced operations on June 2, 1997.

(2)

The Russell 2500™ Index is an unmanaged index (with no defined investment objective) of common stocks that is constructed to provide a comprehensive barometer for the small to mid-cap segment of the market. It includes reinvestment of dividends and is a registered trademark of the Frank Russell Corporation. It includes the smallest 2500 securities in the Russell 3000. As of November 30, 2007, the market capitalization range of the companies in the Russell 2500™ Index is $19 million to $18.2 billion. Please note that this range is as of a particular point in time and is subject to change.

(3)

The Russell 2500™ Value Index contains stocks from the Russell 2500™ Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2007, the market capitalization range of the companies in the Russell 2500™ Value Index is $19 million to $7.7 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2500™ Value Index is a registered trademark of the Frank Russell Corporation.

(4)

The Russell Midcap® Value Index contains stocks from the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. As of November 30, 2007, the market capitalization range of the companies in the Russell Midcap® Value Index is $703 million to $30.8 billion. Please note this range is as of a particular point in time and is subject to change. The Fund has changed the benchmark indices from the Russell 2500™ Index and Russell 2500™ Value Index to the Russell Midcap® Value Index because the Russell Midcap® Value Index more appropriately reflects the types of securities held in the Fund’s portfolio and provides better comparative performance information.

11

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the fiscal year ended August 31, 2007.

Investor Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.80%
Distribution (12b-1) fees	0.25%
Other expenses (1)	0.68%

Total annual Fund operating expenses	1.73%
Fee waivers (2)	(0.48)%

Net expenses	1.25%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class.

(2)	Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.25% of the Fund’s average daily net assets through December 31, 2008. Robeco may not recoup any of its waived investment advisory fees.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Investor Class	$127	$498	$894	$2,001

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

12

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available free of charge upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	Mid Cap Value Fund
	For the Year Ended August 31,
	2007	2006	2005	2004	2003
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$12.81	$13.80	$13.02	$11.43	$9.58

Net investment income/(loss)	0.02 *	(0.01)*	— (2)	(0.02)*	0.02 *
Net realized and unrealized gain/(loss) on investments	2.39	0.87	3.13	1.65	1.83
Dividends to shareholders from:
Net investment income	—	—	—	(0.04)	—
Net realized capital gains	(4.06)	(1.85)	(2.35)	—	—

Total dividends and distributions to shareholders	(4.06)	(1.85)	(2.35)	(0.04)	—

Net asset value, end of period	$11.16	$12.81	$13.80	$13.02	$11.43

Total investment return (1)	21.02%	6.59%	25.47%	14.08%	19.31%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,778	$5,334	$4,462	$2,819	$3,159
Ratio of expenses to average net assets	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.73%	1.70%	1.56%	1.51%	1.65%
Ratio of net investment income to average net assets	0.14%	(0.04)%	(0.22)%	(0.18)%	0.21%
Portfolio turnover rate	88.80%	97.30%	74.08%	67.40%	77.87%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Amount is less than $0.01 per share.

13

ROBECO BOSTON PARTNERS SMALL CAP VALUE FUND II

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to Robeco to have earnings growth potential that is greater than the market, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Objectives

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Principal Investment Strategies

The Fund pursues its objectives by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with small market capitalizations and identified by Robeco as having value characteristics. A small market capitalization issuer generally is considered to be one whose market capitalization is, at the time the Fund makes the investment, similar to the market capitalization of companies in the Russell 2000® Value Index. This is comprised of the 2000 smallest companies in the Russell 3000® Index and with a market capitalization range, as of November 30, 2007, between $19 million and $7.6 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund will notify shareholders 60 days in advance of any change in the 80% policy stated above.

The Fund generally invests in the equity securities of small companies. Robeco will seek to invest in companies it considers to be well managed and to have attractive fundamental financial characteristics. Robeco believes greater potential for price appreciation exists among small companies since they tend to be less widely followed by other securities analysts’ and thus may be more likely to be undervalued by the market. The Fund may invest from time to time a portion of its assets, not to exceed 20% (under normal conditions) at the time of purchase, in companies with larger market capitalizations.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 25% of its total assets in non U.S. dollar-denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will fluctuate with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

14

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•

The Fund will invest in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1.5 billion. Small market capitalization issuers are not as diversified in their business activities as issuers with market values greater than $1.5 billion and are more susceptible to changes in the business cycle.

•

The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 175%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

15

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Small Cap Value Fund II’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:         29.19% (quarter ended June 30, 2003)

Worst Quarter:    (21.19)% (quarter ended September 30, 2002)

Year-to-date total return for the nine months ended September 30, 2007: (2.15)%.

16

Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Small Cap Value Fund II
Returns Before Taxes	15.66%	13.24%	15.63%
Returns After Taxes on Distributions	12.80%	11.57%	14.43%
Returns After Taxes on Distributions and Sale of Fund Shares	13.27%	11.19%	13.68%
Russell 2000® Value Index (reflects no deduction for fees, expenses or taxes) (2)	23.48%	15.37%	11.51%

(1)	Commenced operations on July 1, 1998.

(2)

The Russell 2000® Value Index is an unmanaged index that contains stocks from the Russell 2000® Index with less than average growth orientation. Companies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values. As of November 30, 2007, the market capitalization range of the companies in the Russell 2000® Value Index is $19 million to $5.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 2000® Value Index is a registered trademark of the Frank Russell Corporation.

17

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based upon expenses for the Fund for the fiscal year ended August 31, 2007.

Investor Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	1.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	1.25%
Distribution (12b-1) fees	0.25%
Other Expenses (2)	0.31%

Total annual Fund operating expenses	1.81%
Fee waivers and expense reimbursements (3)	(0.01)%

Net expenses	1.80%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class.

(3)	Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.80% of the Fund’s average daily net assets through December 31, 2008. Robeco may not recoup any of its waived investment advisory fees.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Year**	5 Year**	10 Year**
Investor Class	$284	$568	$979	$2,126

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

18

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available free of charge upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	Small Cap Value Fund II
	For the Year Ended August 31,
	2007	2006	2005	2004	2003
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$22.40	$24.35	$22.53	$20.00	$15.61

Net investment income/(loss)	(0.07)**	(0.13)**	(0.17)	(0.18)**	(0.12)**
Net realized and unrealized gain/(loss) on investments	2.37	1.54	5.01	2.90	4.49
Dividends to shareholders from:
Net investment income	(0.02)	—	—	—	—
Net realized capital gains	(3.67)	(3.36)	(3.03)	(0.20)	— (3)

Total dividends and distributions to shareholders	(3.69)	(3.36)	(3.03)	(0.20)	— (3)

Redemption fees	0.01	— (3)	0.01	0.01	0.02

Net asset value, end of period	$21.02	$22.40	$24.35	$22.53	$20.00

Total investment return (1) (2)	10.26%	6.12%	22.32%	13.69%	28.16%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$154,546	$230,362	$274,648	$327,569	$279,593
Ratio of expenses to average net assets	1.80%	1.77%	1.78%	1.74%	1.80%
Ratio of expenses to average net assets without waivers and expense reimbursements	1.81%	1.78%	1.79%	1.74%	2.04%
Ratio of net investment income to average net assets	(0.32)%	(0.58)%	(0.64)%	(0.77)%	(0.77)%
Portfolio turnover rate	46.19%	33.60%	37.61%	47.06%	72.72%

**	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

(2)	Redemption fees are reflected in total return calculations.

(3)	Amount is less than $0.01 per share.

19

ROBECO BOSTON PARTNERS ALL-CAP VALUE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Value Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas. Growth stocks appear to Robeco to have earnings growth potential that is greater than the market, and whose growth in revenue is expected to continue for an extended period of time.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers across the capitalization spectrum and identified by Robeco as having value characteristics. The Fund will notify shareholders 60 days in advance of any change to this policy.

Robeco examines various factors in determining the value characteristics of such issuers including price to book value ratios and price to earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity and earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund may also invest up to 20% of its total assets in non U.S. dollar denominated securities.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public.

The Fund may invest up to 10% of its net assets in securities that can be converted into common stock, such as certain debt securities and preferred stock.

The Fund may hedge overall portfolio exposure up to 40% of its net assets through the purchase and sale of index and individual put and call options.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing less than 25% of its total assets in any one industry.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the prices of these stocks will not move even lower.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

20

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•

Investing in securities of companies with micro, small or mid-sized capitalizations tends to be riskier than investing in securities of companies with large capitalizations. Securities of companies with micro, small and mid-sized capitalizations tend to be more volatile than those of large cap companies and, on occasion, may fluctuate in the opposite direction of large cap company securities or the broader stock market averages.

•

Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

•

The small capitalization equity securities in which the Fund invests will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 125%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if Robeco is incorrect in its expectation of price fluctuations.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

21

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners All-Cap Value Fund’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:         18.47% (quarter ended 6/30/2003)

Worst Quarter:     (4.36)% (quarter ended 3/31/2003)

Year-to-date total return for the nine months ended September 30, 2007: 5.70%.

22

Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	Since Inception (1)
Robeco Boston Partners All-Cap Value Fund
Return Before Taxes	17.41%	15.93%
Return After Taxes on Distributions	15.61%	14.98%
Return After Taxes on Distributions and Sale of Fund Shares	12.82%	13.71%
Russell 3000® Value Index (reflects no deduction for fees, expenses or taxes) (2)	22.34%	13.51%

(1)	Commenced operations on July 1, 2002.

(2)

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies that typically display lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indices. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of November 30, 2007, the market capitalization range of the companies in the Russell 3000® Value Index is $19 million to $502.2 billion. Please note that this range is as of a particular point in time and is subject to change. The Russell 3000® Value Index is a registered trademark of the Frank Russell Corporation.

23

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based upon expenses for the Investor Class of the Fund for the fiscal year ended August 31, 2007.

Investor Class
Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.80%
Distribution (12b-1) fees	0.25%
Other Expenses (1)	1.44%

Total annual Fund operating expenses	2.49%
Fee waivers (2)	(1.29)%

Net expenses (includes dividend expenses on short sales)	1.20%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class.

(2)	Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 1.20% of the Fund’s average daily net assets through December 31, 2008. Robeco may not recoup any of its waived investment advisory fees.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Investor Class	$122	$652	$1,209	$2,728

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

24

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available free of charge upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	All-Cap Value Fund
	For the Year Ended August 31,
	2007	2006	2005	2004	2003
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$15.63	$15.49	$13.26	$10.80	$9.44

Net investment income/(loss)	0.11 *	0.11 *	0.03	0.02	0.04
Net realized and unrealized gain/(loss) on investments	2.06	1.03	2.83	2.48	1.34
Dividends to shareholders from:
Net investment income	(0.09)	(0.05)	(0.03)	(0.04)	(0.02)
Net realized capital gains	(1.30)	(0.95)	(0.60)	—	—

Total dividends and distributions to shareholders	(1.39)	(1.00)	(0.63)	(0.04)	(0.02)

Net asset value, end of period	$16.41	$15.63	$15.49	$13.26	$10.80

Total investment return (1)	14.16%	7.72%	22.06%	23.13%	14.63%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,021	$3,739	$2,840	$649	$106
Ratio of expenses to average net assets	1.20%	1.34%	1.50%	1.50%	1.50%
Ratio of expenses to average net assets without waivers and expense reimbursements	2.49%	3.19%	4.04%	5.84%	9.88%
Ratio of net investment income to average net assets	0.67%	0.69%	0.20%	0.14%	0.41%
Portfolio turnover rate	45.26%	51.10%	28.72%	27.40%	38.36%

*	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any.

25

ROBECO BOSTON PARTNERS LONG/SHORT EQUITY FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Total Return: A way of measuring Fund performance. Total return is based on a calculation that takes into account income dividends, capital gain distributions and the increase or decrease in share price.

Short Sale: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Short-Term Cash Instruments: These temporary investments include notes issued or guaranteed by the U.S. government, its agencies or instrumentalities; commercial paper rated in the two highest rating categories; certificates of deposit; repurchase agreements and other high-grade corporate debt securities.

Federal Funds Rate: The rate of interest charged by a Federal Reserve bank for member banks to borrow their federally required reserve.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Objective

The Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index over a full market cycle.

Principal Investment Strategies

The Fund invests in long positions in stocks identified by Robeco as undervalued and takes short positions in stocks that the Adviser has identified as overvalued. The cash proceeds from short sales will be invested in short-term cash instruments to produce a return on such proceeds just below the federal funds rate. The Fund will invest, both long and short, in securities principally traded in the United States markets. The Fund may invest in securities of companies operating for three years or less (“unseasoned issuers”). Robeco will determine the size of each long or short position by analyzing the tradeoff between the attractiveness of each position and its impact on the risk of the overall portfolio. The Fund seeks to construct a portfolio that has less volatility than the United States equity market generally. Robeco examines various factors in determining the value characteristics of such issuers including price-to-book value ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals such as return on equity, earnings growth and cash flow. Robeco selects securities for the Fund based on a continuous study of trends in industries and companies, earnings power and growth and other investment criteria.

The Fund intends, under normal circumstances, to invest at least 80% of its net assets (including borrowings for investment purposes) in equity securities. The Fund will notify shareholders 60 days in advance of any change to this policy.

Under normal circumstances, Robeco expects that the Fund’s long positions will not exceed approximately 125% of the Fund’s net assets.

The Fund’s long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. The Fund may also invest up to 20% of its total assets directly in equity securities of foreign issuers.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

The Fund may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public.

The Fund may invest from time to time a significant portion of its assets in smaller issuers which are more volatile and less liquid than investments in issuers with a market capitalization greater than $1 billion.

The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

In general, the Fund’s investments are broadly diversified over a number of industries and, as a matter of policy, the Fund is limited to investing a maximum of 25% of its total assets in any one industry.

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, used by corporations and other business organizations.

While Robeco intends to fully invest the Fund’s assets at all times in accordance with the above-mentioned policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments. Robeco will determine when market conditions warrant temporary defensive measures.

26

Principal Risks

•	The net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•	Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•

The Fund may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various U.S. dollar-denominated money market instruments. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities. When the Fund’s assets are invested in cash or these instruments, the Fund may not achieve its investment objective.

•

The Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Such high yield debt obligations are referred to as “junk bonds” and are not considered to be investment grade.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•

The Fund is subject to the risk of poor management stock selection. In other words, Robeco may not be successful in its strategy of taking long positions in stocks the manager believes to be undervalued and short positions in stocks the manager believes to be overvalued. Further, since Robeco will manage both a long and a short portfolio, there is the risk that Robeco may make more poor investment decisions than an adviser of a typical stock mutual fund with only a long portfolio may make.

•	Short sales of securities may result in gains if a security’s price declines, but may result in losses if a security’s price rises.

•

Small market capitalization issuers are not as diversified in their business activities as issuers with market capitalizations greater than $1 billion and are more susceptible to changes in the business cycle.

•

Unseasoned issuers may not have an established financial history and may have limited product lines, markets or financial resources. Unseasoned issuers may depend on a few key personnel for management and may be susceptible to losses and risks of bankruptcy. As a result, such securities may be more volatile and difficult to sell.

•

The small capitalization equity securities in which the Fund may invest will often be traded only in the over-the-counter market or on a regional securities exchange, may be listed only in the quotation service commonly known as the “pink sheets,” and may not be traded every day or in the volume typical of trading on a national securities exchange. These securities may also be subject to wide fluctuations in market value. The trading market for any given small capitalization equity security may be sufficiently small as to make it difficult for the Fund to dispose of a substantial block of such securities. The sale by the Fund of portfolio securities to meet redemptions may require the Fund to sell its small capitalization securities at a discount from market prices or during periods when, in Robeco’s judgment, such sale is not desirable. Moreover, the lack of an efficient market for these securities may make them difficult to value.

•

If the Fund frequently trades its portfolio securities, the Fund will incur higher brokerage commissions and transaction costs, which could lower the Fund’s performance. In addition to lower performance, high portfolio turnover could result in taxable capital gains. The annual portfolio turnover rate for the Fund is not expected to exceed 400%; however, it may be higher if Robeco believes it will improve the Fund’s performance.

•

A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

•

Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

27

•

IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, Robeco cannot guarantee continued access to IPOs.

Risk/Return Information

The chart below illustrates the long-term performance of the Robeco Boston Partners Long/Short Equity Fund’s Investor Class. The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            18.26% (quarter ended December 31, 2000)

Worst Quarter:       (11.19)% (quarter ended December 31, 1999)

Year-to-date total return for the nine months ended September 30, 2007: (4.10)%.

28

Average Annual Total Returns

The table below compares the average annual total returns of the Fund’s Investor Class both before and after taxes for the past calendar year, past five calendar years and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indicator of how the Fund will perform in the future. Although the Fund compares its average total return to a broad-based securities market index, the Fund seeks returns that are not correlated to securities market returns. The Fund seeks to achieve a 12-15% return over a full market cycle; however, there can be no guarantee that such returns will be achieved.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Years	Since Inception (1)
Robeco Boston Partners Long/Short Equity Fund
Returns Before Taxes	16.22%	7.33%	11.10%
Returns After Taxes on Distributions	13.25%	6.04%	9.97%
Returns After Taxes on Distributions and Sale of Fund Shares	11.47%	5.70%	9.20%
S&P 500® Index (reflects no deduction for fees, expenses or taxes) (2)	15.80%	6.19%	4.09%

(1)	Commenced operations on November 17, 1998.

(2)

The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index.

29

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on expenses for the Investor Class of the Fund for the fiscal year ended August 31, 2007.

Investor Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	2.25%
Distribution (12b-1) fees	0.25%
Other expenses (2)	0.41%
Dividend expense on short sales	0.17%
Interest expense on borrowings	0.77%
Total other expenses	1.35%

Total annual Fund operating expenses	3.85%
Fee waivers and expense reimbursements (3)	(0.16)%

Net expenses (includes dividends and interest expenses on short sales)	3.69%

*Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for less than one year. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Investor Class. “Other expenses” and “Total annual Fund operating expenses” include dividends on securities which the Fund has sold short (“short-sale dividends”). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund’s total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends was 0.17% of average net assets for the most recent fiscal year.

(3)	Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) exceeds 2.75% of the Fund’s average daily net assets through December 31, 2008. Robeco may not recoup any of its waived investment advisory fees.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Investor Class	$573	$1,161	$1,968	$4,069

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

30

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available free of charge upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	Long/Short Equity Fund
	For the Year Ended August 31,
	2007	2006	2005	2004	2003
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$18.36	$17.74	$14.62	$14.27	$15.13

Net investment income/(loss)	(0.26)**	(0.30)**	(0.28)	(0.36)**	(0.31)**
Net realized and unrealized gain/(loss) on investments	0.73	2.38	3.39	0.69	0.10
Dividends to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gains	(1.86)	(1.47)	—	—	(0.51)
Tax return of capital	—	—	—	—	(0.17)

Total dividends and distributions to shareholders	(1.86)	(1.47)	—	—	(0.68)

Redemption fees	— (3)	0.01	0.01	0.02	0.03

Net asset value, end of period	$16.97	$18.36	$17.74	$14.62	$14.27

Total investment return (1) (2)	2.35%	12.69%	21.34%	2.45%	(1.32)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,664	$20,706	$24,716	$14,322	$15,381
Ratio of expenses to average net assets with waivers and reimbursements	3.69%	3.48%	3.37%	3.27%	3.32%
Ratio of expenses to average net assets with waivers and reimbursements (excluding dividend and interest expense)	2.75%	2.75%	2.75%	2.75%	2.75%
Ratio of expenses to average net assets without waivers and reimbursements	3.85%	3.65%	3.55%	3.45%	3.69%
Ratio of net investment income to average net assets	(1.42)%	(1.77)%	(2.07)%	(2.50)%	(2.13)%
Portfolio turnover rate	93.21%	108.59%	107.14%	239.06%	282.36%

**	Calculated based on average shares outstanding for the period.

(1)	Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Redemption fees are reflected in total return calculations.

(3)	Amount is less than $0.01 per share.

31

ROBECO WPG CORE BOND FUND

IMPORTANT DEFINITIONS

Bonds: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond matures when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

Derivatives: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

Duration: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security’s cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

Investment Objective

The Fund seeks current income, consistent with capital preservation. The Fund’s investment goal is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Fund will notify shareholders in writing at least 60 days prior to any change in this objective.

Principal Investment Strategies

Investments: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including without limitation mortgage-backed derivative securities), convertible debt securities, municipal securities, short-term debt securities and other financial instruments, including derivatives, with economic characteristics similar to bonds. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in the 80% policy described above.

Subject to the 80% policy described above, the Fund may invest up to 20% of its net assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in obligations of issuers located in emerging countries denominated in any currency. The Fund may engage in credit default swaps as well as other types of derivative instruments, including financial futures contracts, options on futures contracts, currency swaps, mortgage swaps, total return swaps and interest rate swaps, and interest rate floors, caps and collars, for both speculative and hedging purposes and forward foreign currency exchange contracts for hedging purposes only. The Fund’s exposure to credit default swaps will not exceed 25% of the Fund’s total assets.

Credit Quality: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are believed by Robeco to be of comparable credit quality.

Duration: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund’s duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

Strategies: There are three principal factors in Robeco’s selection process — maturity allocation, sector allocation and individual security selection.

■	Robeco studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

■

Robeco uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

■	After the Fund’s maturity and sector allocations are made, Robeco selects individual bonds within each sector. Robeco performs both fundamental and quantitative analysis, looking at:

•	Stable or improving issuer credit quality;

•	Market inefficiencies that cause individual bonds to have high relative values; and

•	Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

•	Robeco anticipates that the Fund’s strategy will result in active trading of the Fund’s portfolio securities and a high portfolio turnover rate.

32

Principal Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments if any of the following occurs:

•	Interest rates rise, causing the bonds in the Fund’s portfolio to drop in value.

•

The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

•

As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

•	As a result of declining interest rates, the Fund may be able to invest only in lower yielding bonds, decreasing the Fund’s yield. This is known as interest risk.

•

When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond’s duration and reduce the value of the bond. This is known as extension risk.

•	Robeco’s judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

•

To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

•

To the extent the Fund has high portfolio turnover, it will generally incur additional transaction costs, which could detract from the Fund’s performance. The higher portfolio turnover rate may lead to the realization and distribution to shareholders of higher capital gains.

•

Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•

Investments in derivative instruments including futures, options on futures, swaps, interest rate caps, floors and collars and foreign currency transactions involve additional risk of loss. The Fund may enter into derivative instruments for hedging purposes in order to: preserve a return or spread, protect against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage the Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if Robeco is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. In addition, the Fund may invest in derivative instruments to seek to increase total return. Such investing is considered a speculative practice and presents even greater risk of loss.

There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

33

Risk/Return Information

Investor Class Shares of the Robeco WPG Core Bond Fund commenced operations on January 17, 2006 and do not have a long-term performance record. The bar chart and table below illustrate the long-term performance of the Institutional Class Shares of the Fund, which are offered in a separate prospectus. The performance for periods prior to April 29, 2005 represents the performance of the WPG Core Bond Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985 as a separate portfolio of Weiss, Peck & Greer Funds Trust. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund. The Investor Class Shares of the Fund would have similar total and average annual total returns because the shares are invested in the same investment portfolio of securities. The total and average annual total returns differ only to the extent that the classes do not have the same expenses.

The bar chart below shows you how the performance of the Fund’s Institutional Class Shares has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced. The year to date total return as of September 30, 2007 shown below represents the total returns of the Fund’s Institutional Class Shares.

Total Returns for the Calendar Years Ended December 31:

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:         4.76% (quarter ended 9/30/2002)

Worst Quarter:   (2.65)% (quarter ended 6/30/2004)

As of September 30, 2007, the year to date return was 3.86% and the Fund’s 30-day yield was 4.83%. Call 1-888-261-4073 for current yields.

34

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class Shares for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns for the Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Robeco WPG Core Bond Fund
Return Before Taxes	3.52%	5.14%	6.21%
Returns After Taxes on Distributions	1.90%	3.80%	4.34%
Returns After Taxes on Distributions and Sale of Fund Shares	2.26%	3.61%	4.16%
Lehman Brothers Aggregate Index (reflects no deduction for fees, expenses or taxes) (1)	6.31%	5.45%	6.44%

(1)	The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.

35

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class Shares of the Fund. The table is based on expenses for the Investor Class Shares of the Fund for the fiscal year ended August 31, 2007.

Investor Class
Shareholder Fees (paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.45%
Service and Distribution (12b-1) fees	0.25%
Other Expenses (2)	0.38%

Total annual Fund operating expenses	1.08%
Fee waivers/expense reimbursements (3)	(0.40)%

Net expenses	0.68%

*	Shareholders requesting redemptions by wire are also charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days or less. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	Other expenses include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges.

(3)	Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 0.68% of the Fund’s average daily net assets through December 31, 2008. Robeco may not recoup any of its waived investment advisory fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Investor Class	$69	$304	$557	$1,281

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

36

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the Investor Class Shares of the Fund for the periods indicated, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been derived from the Fund’s financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007 and is available free of charge upon request (see back cover for ordering instructions). The information for periods prior to the fiscal year ended August 31, 2007 was audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm, whose report on the financial statements, included in the Fund’s annual report to shareholders for the fiscal year ended August 31, 2006, is incorporated by reference into the Statement of Additional Information.

	Core Bond Fund
	For the Year Ended August 31, 2007		For the Period January 17, 2006* to August 31, 2006
	Investor Class
Per Share Operating Performance
Net asset value, beginning of period	$10.50		$10.69

Net investment income	0.47	**	0.28	**
Net realized and unrealized gain/(loss) on investments	—		(0.19)
Dividends\Dividends to shareholders from:
Net investment income	(0.47)		(0.28)
Total dividends and distributions to shareholders	(0.47)		(0.28)

Net asset value, end of period	$10.50		$10.50

Total investment return (1)	4.58%		0.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21		$20
Ratio of expenses to average net assets	0.68%		0.66	%(2),(4)
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expenses)	1.08%		1.04	%(4)
Ratio of net investment income to average net assets	4.49%		4.23	%(4)
Portfolio turnover rate	448.33	%(3)	626.69	%(3)

*	Commencement of operations.

**	Calculated based on average shares outstanding for the period.

(1)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

(3)	The portfolio turnover rates excluding mortgage dollar roll transactions were 301.04% and 295.59%, for the year ended August 31, 2007 and for the period ended August 31, 2006, respectively.

(4)	Annualized.

37

ROBECO WPG 130/30 LARGE CAP CORE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Growth Characteristics: Stocks are generally divided into the categories of “growth” or “value.” Growth stocks appear to Robeco to have earnings growth potential that is greater than the market, and whose growth in revenue is expected to continue for an extended period of time. Value stocks appear to Robeco to be undervalued by the market as measured by certain financial formulas.

Earnings Growth: The increased rate of growth in a company’s earnings per share from period to period. Security analysts attempt to identify companies with earnings growth potential because a pattern of earnings growth generally causes share prices to increase.

ADRs: Receipts typically issued by a United States bank or trust company evidencing ownership of underlying foreign securities.

Short Sale: A sale by the Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security drops, the Fund will make a profit by purchasing the security in the open market at a lower price than the one at which it sold the security. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

Continued on next page

Investment Objective

The Fund seeks long-term growth of capital. The Fund’s investment objective is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Fund will notify shareholders in writing at least 60 days prior to any change in this objective.

Principal Investment Strategies

Investments: The Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in equity securities of U.S. large capitalization companies that Robeco believes offer the prospect of capital appreciation. As used in this Prospectus, “large cap companies” generally means a universe of companies composed of the combination of two well-known large cap benchmarks, the Russell 1000® Index and the S&P 500® Index. The market capitalization range of the companies represented in Russell 1000® Index as of November 30, 2007 was between $703 million and $502.2 billion. The market capitalization of the companies represented in the S&P 500® Index as of September 30, 2007 was between $1.33 billion and $513.3 billion. Please note that these ranges are as of a particular point in time and are subject to change. The Fund will notify shareholders in writing at least 60 days prior to any change in its policy to invest at least 80% of its net assets in one or more particular types of securities.

Robeco’s “Core” strategy is an actively managed, large cap core strategy with shorting ability. The investment process utilizes quantitative techniques with fundamental insights. Portfolio construction tools are used to minimize risk, including economic sector selection. Robeco expects ability to short unattractive stocks (and leverage the portfolio) to allow the Fund to capitalize on a particular security’s anticipated underperformance relative to the Fund’s benchmark.

In order to remain fully invested and instead of purchasing and selling securities directly, the Fund may invest in exchange traded fund (“ETF”) securities, and equity index futures, which seek to replicate the price performance and dividend yield of the S&P 500® Index and use derivative contracts (such as futures on the S&P 500® Index).

The Fund intends to use short sales as a part of its investment strategy. Robeco will invest in short positions up to generally 30% of the Fund’s assets. However, the Fund’s short positions will range between 0% and 50% of the Fund’s assets. Robeco will also use short sale proceeds to increase its long position to up to generally 130% of the Fund’s assets. While the Fund’s long positions will range between 100% and 150% of the Fund’s assets, the Fund intends to maintain an approximate net 100% long exposure to the equity market (long market value minus short market value).

Robeco expects that under normal market conditions, the Fund may maintain a significant short position. The size of the short position will depend on the availability of attractive short investments as well as on Robeco’s view of overall market for U.S. equity securities. Short positions are independently viewed by Robeco as profit opportunities for the Fund as well as tools for risk management.

Robeco believes that the ability to use short sales and the inherent leverage allows the Fund to take larger active positions against unattractive securities, expand the scope for portfolio diversification and to reduce the impact of mega cap securities in the benchmark.

38

Continued from previous page

Exchange-Traded Funds (ETFs): ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market.

Derivatives: A Derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

The Fund’s long and short positions may involve (without limit) equity securities of foreign issuers that are traded in the markets of the United States. Generally, the Fund will not invest more than 10% of its assets in such securities, including ADRs.

To meet margin requirements, redemptions or pending investments, the Fund may also temporarily hold a portion of its assets in full faith and credit obligations of the United States government and in short-term notes, commercial paper or other money market instruments.

Strategies: Robeco uses quantitative techniques and fundamental insights to analyze a universe of companies included in the Russell 1000® Index, S&P 500® Index, and selected large cap ADRs and Canadian stocks that trade on U.S. exchanges in U.S. dollars. Using a proprietary multi-factor quantitative stock-selection model, Robeco identifies stocks that Robeco believes have rising earnings expectations and that trade at low relative valuations when compared to their sector peers. In addition, Robeco makes use of fundamental investment insights in three areas where the stock-selection model may not identify important information. These three areas are merger activity, litigation and regulation. When fundamental stock research provides insights in these three areas about a particular stock, Robeco can over-rule the stock selection model. Firmly established through both the quantitative and fundamental research processes, Robeco believes that these are the stocks that will lead to portfolio out-performance. Selling stock short allows the Fund to more fully exploit the insights gained from the above strategies in stocks that Robeco expects to underperform.

Based on this information, and using sophisticated risk measurement tools, Robeco selects the combination of stocks, together with their appropriate weightings, that it believes will maximize the Fund’s expected return with the level of risk taken. Robeco seeks to maintain the market capitalization, sector allocations and style characteristics of the Fund’s portfolio similar to those of the S&P 500® Index.

The portfolio is rebalanced regularly, generally on a bi-weekly basis, to maintain the optimal risk/return trade-off. Robeco assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when Robeco believes it no longer offers an appropriate return-to-risk tradeoff.

Principal Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments, including (without limitation) if any of the following occurs:

•	The U.S. stock market goes down.

•	Stocks of large capitalization companies temporarily fall out of favor with investors.

•	Companies in which the Fund invests suffer unexpected losses or lower than expected earnings.

•	Robeco’s judgment about the attractiveness or potential appreciation of a particular security or sector proves to be wrong.

•	The factors considered by the multi-factor stock-selection model fail to select stocks with better relative performance than those included in the S&P 500® Index.

•	Although the long portfolio of the Fund will invest in stocks Robeco believes to be undervalued, there is no guarantee that the price of these stocks will not move even lower.

•	Short sales of securities may result in losses if a security’s price rises.

•

The Fund’s investment strategy involves more risk than those of other funds that do not engage in short selling. The Fund’s use of short sales in combination with long positions in the Fund’s portfolio may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund’s long equity positions will decline in value at the same time that the value of its short equity positions increase, thereby increasing potential losses to the Fund.

•

The Fund will have substantial short positions and must borrow securities to make delivery to the buyer of those securities. The Fund may not always be able to borrow a security it wants to sell short. The Fund also may be unable to close out an established short position at an acceptable price, and may have to sell related long positions at a disadvantageous price. The Fund’s loss on a short sale is potentially unlimited because there is no upward limit on the price a borrowed security could attain.

39

•

A security held in a segregated account cannot be sold while the position it is covering is outstanding, unless it is replaced with a similar security. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

•

Investments in derivative securities may cause the Fund to experience higher losses than a fund which does not invest in derivatives. The market value of derivative instruments is sometimes more volatile than that of other investments, and each type of derivative may pose its own special risks. The successful use of derivative instruments is based on Robeco’s ability to correctly anticipate market movements. When the direction of the prices of the Fund’s securities does not correlate with the changes of the value of these transactions, or when the trading market for derivatives becomes illiquid, the Fund could lose money.

•

ETFs in which the Fund invests are subject to the risk that the market for securities that seek to replicate the S&P 500®, or the market as a whole, may decline. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses.

Risk/Return Information

As of September 4, 2007 the Fund changed certain principal investment strategies as described above. The prior performance shown represents performance of the Fund’s prior investment strategies that did not include short selling. The Fund’s past performance is not indicative of future results.

Investor Class Shares of the Robeco WPG 130/30 Large Cap Core Fund commenced operations on September 4, 2007 and do not have a long-term performance record. The bar chart and table below illustrate the long-term performance of the Institutional Class Shares of the Fund, which are offered in a separate prospectus. The Investor Class Shares of the Fund would have similar total and average annual total returns because the shares are invested in the same investment portfolio of securities. The total and average annual total returns differ only to the extent that the classes do not have the same expenses. The performance for periods prior to April 29, 2005 represents the performance of the WPG Large Cap Growth Fund (the “Predecessor Fund”). The Predecessor Fund began operations on September 11, 1985. On April 29, 2005, the Predecessor Fund was reorganized as a new portfolio of the Company. Prior to the reorganization, the Predecessor Fund offered only one class of shares. In connection with the reorganization, shareholders of the Predecessor Fund exchanged their shares for Institutional Class shares of the Fund.

The bar chart below shows you how the performance of the Fund’s Institutional Class has varied year by year and provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Total Performance (for the periods reflected in the chart above):

Best Quarter:            19.82% (quarter ended 6/30/1997)

Worst Quarter:       (18.97)% (quarter ended 9/30/2001)

Year-to-date total return for the nine months ended September 30, 2007: 11.17%.

40

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Institutional Class both before and after taxes for the past calendar year, past five calendar years and past ten calendar years to the average annual total returns of broad-based securities market indices for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year, five year and 10 year periods compare with those of broad measures of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns* (for the Periods Ended December 31, 2006)
	1 Year	5 Years	10 Years
Robeco WPG 130/30 Large Cap Core Fund
Return Before Taxes	10.41%	2.80%	5.81%
Return After Taxes on Distributions	8.16%	1.70%	3.57%
Return After Taxes on Distributions and Sales of Shares	8.06%	2.20%	4.08%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes) (1)	9.07%	2.69%	5.44%
S&P 500® Index (reflects no deductions for fees, expenses or taxes) (2)	15.80%	6.19%	8.42%

*	The performance record shown in the table reflects the investment performance of the Fund’s Institutional Class, which is not offered in this Prospectus. Had the Investor Class been operational during the periods in the table, it would have had substantially similar annual returns because the Institutional Class shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the Institutional Class and the Institutional Class do not have the same expenses. The performance record shown in the table for periods prior to December 31, 2003 was achieved under the Predecessor Fund’s qualitative strategy.

(1)

The Russell 1000® Growth Index contains those securities in the Russell 1000® Index with a greater-than-average growth orientation. As of November 30, 2007, the market capitalization range of the companies in the Russell 1000® Growth Index is between $769 million and $502.2 billion. Please note that this range is as of a particular point in time and is subject to change. Companies in this index tend to exhibit higher price-to-book and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates. The Index is unmanaged and cannot be invested in directly.

(2)

Effective September 4, 2007, the Fund changed its benchmark from the Russell 1000® Index to the S&P 500® Index. The S&P 500® Index is an unmanaged index composed of 500 common stocks, classified in eleven industry sectors, which represent approximately 75% of the U.S. equities market. The S&P 500® Index assigns relative values to the stocks included in the index, weighted according to each stock’s total market value relative to the total market value of the other stocks included in the index. As of September 30, 2007, the market capitalization range of the companies in the S&P 500® Index is $1.33 billion to $513.3 billion. Please note that this range is as of a particular point in time and is subject to change. The Fund changed benchmarks because Robeco believes that the S&P 500 Index is a more appropriate benchmark against which to measure the Fund’s performance.

41

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund. The table is based on estimated expenses for the Investor Class shares of the Fund for the current fiscal year.

Investor Class
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	2.00%
Exchange Fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.75%
Distribution (12b-1) fees	0.25%
Other Expenses	1.07%
Dividend Expenses on Short Sales (2)	0.17%
Interest expense on borrowings	0.74%
Total Other Expenses (2),(3)	1.98%

Total annual Fund operating expenses	2.98%
Fee waiver/expense reimbursements (4)	(0.42)%

Net expenses (includes dividend and interest expenses on short sales)	2.56%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 2.00% of the net asset value of all such shares redeemed that have been held for 60 days. Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of all shareholders.

(2)	“Other expenses” and “Total annual Fund operating expenses” also include dividends on securities which the Fund has sold short (“short-sale dividends”). Short-sale dividends generally reduce the market value of the securities by the amount of the dividend declared; thus increasing the Fund’s unrealized gain or reducing the Fund’s unrealized loss on the securities sold short. Short-sale dividends are treated as an expense, and increase the Fund’s total expense ratio, although no cash is received or paid by the Fund. The amount of short-sale dividends are estimated to be 0.17% for the current fiscal year.

(3)	Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency, and miscellaneous other charges and shareholder services fees.

(4)	Robeco has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses to limit total annual fund operating expenses for the Fund to 1.65% of the Funds average daily net assets through December 31, 2008. Because dividend expenses on short sales, brokerage commissions, extraordinary items, interest and taxes are excluded from the expense limitation, Total Annual Fund Operating Expenses (after fee waivers and expense reimbursements) are expected to exceed the applicable expense limitation and estimated total annual fund operating expenses, after waivers, are 2.39%. Robeco may not recoup any of its waived investment advisory fees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Investor Class	$259	$882	$1,530	$3,269

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

42

FINANCIAL HIGHLIGHTS

As of September 4, 2007, the Fund changed certain primary investment strategies discussed above. The prior performance shown represents performance of the Fund’s prior investment strategies that did not include short selling. The Fund’s past performance is not indicative of future results. The table below sets forth certain financial information of the Fund (including the Predecessor Fund for periods prior to April 29, 2005) for the periods indicated, including per share information results for a single Fund share. Because Investor Class shares of the Fund had not commenced operations as of August 31, 2007, the financial information in the table for the period after April 29, 2005 is for Institutional Class shares of the Fund and for the period prior to April 29, 2005 is for the Institutional Class Shares of the Predecessor Fund. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information should be read in conjunction with the Fund’s financial statements for the fiscal year ended August 31, 2007 which have been audited by Ernst & Young LLP. The report of the independent registered public accounting firm is included in the Fund’s annual report for the fiscal year ended August 31, 2007. The Fund’s annual report for the fiscal year ended August 31, 2007 is available free of charge upon request (see back cover for ordering instructions). The information for the period January 1, 2005 through August 31, 2005 and the fiscal year ended August 31, 2006 has been audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. The information for the years ended December 31, 2002, 2003 and 2004 was audited by the Predecessor Fund’s independent registered public accounting firm, whose report on the financial statements included in the Predecessor Fund’s annual report to shareholders for the fiscal year ended December 31, 2004 is incorporated by reference into the SAI.

	130/30 Large Cap Core Fund
	For the Year Ended August 31, 2007	For the Year Ended August 31, 2006		For the Period January 1, 2005 to August 31, 2005 (1)		For the Year Ended December 31, 2004	For the Year Ended December 31, 2003	For the Year Ended December 31, 2002
	Institutional Class
Per Share Operating Performance
Net asset value, beginning of period	$22.27	$23.36		$23.10		$25.27	$19.16	$26.46

Net investment income/(loss)	(0.04)	(0.01)		(0.07)		—	—	—
Net realized and unrealized gain/(loss) on investments	3.40	1.42		0.33		0.93	6.11	(7.30)
Dividends to shareholders from:
Net investment income	—	—		—		—	—	—
Net realized capital gains	(2.21)	(2.50)		—		(3.10)	—	—

Total dividends and distributions to shareholders	(2.21)	(2.50)		—		(3.10)	—	—

Net asset value, end of period	$23.42	$22.27		$23.36		$23.10	$25.27	$19.16

Total investment return (4)	15.74%	6.10%		1.13%		3.82%	31.89%	(27.59)%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$18,630	$18,935		$20,626		$26,222	$52,355	$43,412
Ratio of expenses to average net assets	1.40%	1.40	%(2)	1.40	%(2)(3)	1.40%	1.44%	1.25%
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expenses)	1.99%	1.79%		2.08	%(3)	1.50%	1.44%	1.25%
Ratio of net investment income/(loss) to average net assets	(0.17)%	(0.06)%		(0.42	)%(3)	(0.06)%	(0.52)%	(0.42)%
Portfolio turnover rate	94.09%	93.80%		100.01%		138.70%	126.80%	107.90%

(1)	For the period January 1, 2005 through August 31, 2005.

(2)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

(3)	Annualized

(4)	Total return is calculated assuming a purchase of shares on the first date and a sale of shares on the last day of each period reports and includes reinvestments of dividends and distributions, if any.

43

SAM SUSTAINABLE CLIMATE FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity and equity-related securities.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a carefully selected non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies that derive a substantial part of their revenue or profit from technologies, products or services designed to alleviate and delay climate change or help overcome the effects of climate change (‘Climate-Related Issuers’). Shareholders will be given at least 60 days’ notice of any change in this 80% policy.

Climate-Related Issuers include, without limitation, companies in industries such as: (1) carbon light power generation technologies, demand- side energy efficiency, carbon light transportation solutions and emission reduction from land use and sinks (“Climate Mitigation companies”); (2) water infrastructure, coastal infrastructure, knowledge and warning systems and building infrastructure (“Climate Adaptation companies”); and (3) disaster relief and reconstruction (“Climate Response companies”) (each, an “investment cluster”). The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The Fund generally will be invested in issuers located in countries with developed securities markets but may invest up to 20% of its assets in issuers located in emerging markets.

In selecting portfolio securities for the Fund, SAM uses a bottom-up investment process that incorporates a combination of quantitative and fundamental models. The initial step in the process focuses on assessing the impact of long-term macro trends on theme-related companies across all geographic regions and investment clusters. Securities are then selected based on price/value discrepancies, with “expensive” stocks being underweight and attractive stocks being overweight. Additional factors considered include general market conditions, market capitalization exposure, market liquidity, industry sector and geographic allocations, and risk factors, such as size and momentum, as well as total portfolio risk.

SAM integrates “sustainability” into its investment process. The investable universe resulting from the initial stage in the investment process includes companies with the highest expected returns taking into account the impact of sustainability factors. Sustainability as used in this Prospectus means seeking economic success while considering ecological and social objectives. Factors such as corporate strategy, innovation, corporate governance and considerations of the interests of shareholders, employees and other stakeholders are assessed and integrated into company valuations. In determining sustainability, SAM assesses the extent to which companies effectively manage ecological and social objectives in the course of doing business. Effective management of these objectives should result in lower weighted average cost of capital and a higher return on invested capital.

The Fund may invest in companies of any market capitalization and currently expects that a significant amount of the Fund’s assets will be invested in micro-, small- and mid-capitalization companies. Micro- and small-capitalization companies generally will have market capitalizations under $2 billion. Mid-capitalization companies generally will have market capitalizations between $2 billion and $10 billion. Large capitalization companies generally will have capitalizations of over $10 billion. The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”). The Fund may invest up to 20% of its assets in equity and equity-related securities issued by non-Climate-Related Issuers. The Fund may (but is not required to) invest in derivatives, including foreign currency exchange contracts and participatory notes, in lieu of investing directly in a security, currency or instrument, or for hedging purposes.

While SAM intends to fully invest the Fund’s assets at all times in accordance with the above described policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure in response to adverse market, economic, political or other conditions, in cash and eligible U.S. dollar-denominated money market instruments, such as commercial paper, government obligations and bank obligations issued by U.S. and foreign issuers. When the Fund’s assets are invested in cash or money market instruments, the Fund may not achieve its investment

44

objective. SAM will determine when adverse market, economic, political or other conditions warrant temporary defensive measures.

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a non-diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

•

Because the Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in climate-related industries, events or factors affecting companies in such industries will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.

•	Climate-Related Issuers may fall out of favor with investors, causing the Fund to lose money or underperform the stock market or funds concentrated in other sectors or industries.

•

Securities of companies with mid-cap capitalizations tend to be riskier than securities of companies with large-capitalizations. This is because mid cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid cap companies tend to be less certain than large cap companies, and the dividends paid by mid cap stocks are frequently negligible. Moreover, mid cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of mid cap companies tend to be more volatile than those of large cap companies.

•

Securities of companies with small capitalizations tend to be riskier than securities of companies with mid-cap and large capitalizations. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

•

The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

•

The Fund’s investments in derivative instruments such as forward currency exchange contracts and participatory notes, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested.

•

The Fund’s sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote sustainability goals may not perform as well as companies that do not pursue such goals.

•

Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•

Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value

45

of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices do not work to achieve their desired result.

•

The stock markets in which the Fund invests may experience periods of volatility and instability, and may go down. A variety of factors can negatively impact of the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.

•

The issuer or guarantor of a money market instrument owned by the Fund may default on its payment obligations, become insolvent or have its credit rating downgraded. Obligations of the U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

•	The value of money market instruments tends to fall when interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has not been in operation for a full calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index, the MSCI World Index. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

46

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	1.00%
Exchange Fee(1)	1.00%

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses (2)	0.49%

Total annual Fund operating expenses (3)	1.74%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than 60 days (other than shares held by defined contribution plans). Similarly, the Fund charges a transaction fee of 1.00% for any exchange of Fund shares held for less than 60 days (other than shares held by defined contribution plans and shares purchased through the reinvestment of dividends or capital gains distributions.) Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders

(2)	Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class.

(3)	SAM has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the Fund’s average daily net assets through December 31, 2008. SAM may not recoup any of its waived investment advisory fees.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$177	$548

47

SAM SUSTAINABLE WATER FUND

IMPORTANT DEFINITIONS

Equity Security: A security, such as a stock, representing ownership of a company. Bonds, in comparison, are referred to as fixed-income or debt securities because they represent indebtedness to the bondholder, not ownership.

Market Capitalization: Market capitalization refers to the market value of a company and is calculated by multiplying the number of shares outstanding by the current price per share.

Investment Objective

The Fund seeks to provide long-term growth of capital primarily through investment in equity and equity-related securities.

Principal Investment Strategies

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a carefully selected non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies which derive at least 20% of their revenues from technologies, products or services that are related to the water value chain (‘Water-Related Issuers’).

Water-Related Issuers include, without limitation, companies involved in water distribution and water management, water treatment and water purification, water monitoring and chemical analysis, water recycling, sanitary installations and metering, irrigation and bottled water (each, an “investment cluster”). The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. The Fund generally will be invested in issuers located in countries with developed securities markets but may invest up to 20% of its assets in issuers located in emerging markets.

In selecting portfolio securities for the Fund, SAM uses a bottom-up investment process that incorporates a combination of quantitative and fundamental models. The initial step in the process focuses on assessing the impact of long-term macro trends on theme-related companies across all geographic regions and investment clusters. Securities are then selected based on price/value discrepancies, with “expensive” stocks being underweight and attractive stocks being overweight. Additional factors considered include general market conditions, market capitalization exposure, market liquidity, industry sector and geographic allocations, and risk factors, such as size and momentum, as well as total portfolio risk.

SAM integrates “sustainability” into its investment process. The investable universe resulting from the initial stage in the investment process includes companies with the highest expected returns taking into account the impact of sustainability factors. Sustainability as used in this Prospectus means seeking economic success while considering ecological and social objectives. Factors such as corporate strategy, innovation, corporate governance and considerations of the interests of shareholders, employees and other stakeholders are assessed and integrated into company valuations. In determining sustainability, SAM assesses the extent to which companies effectively manage ecological and social objectives in the course of doing business. Effective management of these objectives should result in lower weighted average cost of capital and a higher return on invested capital.

The Fund may invest in companies of any market capitalization and currently expects that a significant amount of the Fund’s assets will be invested in micro-, small- and mid-capitalization companies. Micro- and small-capitalization companies generally will have market capitalizations under $2 billion. Mid-capitalization companies generally will have market capitalizations between $2 billion and $10 billion. Large capitalization companies generally will have capitalizations of over $10 billion. The Fund may also invest in securities of other investment companies, including exchange-traded funds (“ETFs”). The Fund may invest up to 20% of its assets in equity and equity-related securities issued by non-Water-Related Issuers. The Fund may (but is not required to) invest in derivatives, including foreign currency exchange contracts and participatory notes, in lieu of investing directly in a security, currency or instrument, or for hedging purposes.

While SAM intends to fully invest the Fund’s assets at all times in accordance with the above described policies, the Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure in response to adverse market, economic, political or other conditions, in cash and eligible U.S. dollar-denominated money market instruments, such as commercial paper, government obligations and bank obligations issued by U.S. and foreign issuers. When the Fund’s assets are invested in cash or money market instruments, the Fund may not achieve its investment objective. SAM will determine when adverse market, economic, political or other conditions warrant temporary defensive measures.

48

Principal Risks

•

At least 80% of the Fund’s net assets will be invested under normal market conditions in a non-diversified portfolio of equity securities, and the net asset value (“NAV”) of the Fund will change with changes in the market value of its portfolio positions.

•	Investors may lose money.

•

International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices.

•	The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

•

Because the Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, water-related industries, events or factors affecting companies in water-related industries will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments (and consequently the value of an investment in the Fund) may tend to rise and fall more rapidly.

•	Water-Related Issuers may fall out of favor with investors, causing the Fund to lose money or underperform the stock market or funds concentrated in other sectors or industries.

•

Companies in the pollution control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the pollution control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the pollution control sector. Companies in the clean water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the clean water sector.

•

Securities of companies with mid-cap capitalizations tend to be riskier than securities of companies with large capitalizations. This is because mid-cap companies typically have smaller product lines and less access to liquidity than large-cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of mid-cap companies tend to be less certain than large-cap companies, and the dividends paid by mid-cap stocks are frequently negligible. Moreover, mid-cap stocks have, on occasion, fluctuated in the opposite direction of large-cap stocks or the general stock market. Consequently, securities of mid-cap companies tend to be more volatile than those of large-cap companies.

•

Securities of companies with small capitalizations tend to be riskier than securities of companies with mid-cap and large capitalizations. Smaller companies may have limited product lines, markets and financial resources. The prices of small capitalization stocks tend to be more volatile than those of other stocks. Small capitalization stocks are not priced as efficiently as stocks of larger companies. In addition, it may be harder to sell these stocks, especially during a down market or upon the occurrence of adverse company-specific events, which can reduce their selling prices.

•

The prices of micro-cap securities are generally even more volatile and their markets are even less liquid relative to small-cap, mid-cap and large-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds that do not invest in micro-cap securities.

•

The Fund’s investments in derivative instruments such as forward currency exchange contracts and participatory notes, which may be leveraged, may result in losses. Investments in derivative instruments may result in losses exceeding the amounts invested.

•

The Fund’s sustainability investment criteria may limit the number of investment opportunities available to the Fund, and as a result, at times the Fund’s returns may be less than those of funds that are not subject to such special investment considerations. Moreover, companies that promote sustainability goals may not perform as well as companies that do not pursue such goals.

49

•

Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

•

Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

•

The Fund is subject to the risk of poor management stock selection. In other words, the individual stocks in the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices do not work to achieve their desired result.

•

The stock markets in which the Fund invests may experience periods of volatility and instability, and may go down. A variety of factors can negatively impact of the value of common stocks. These factors include a number of economic factors such as interest rates as well as non-economic factors such as political events.

•

The issuer or guarantor of a money market instrument owned by the Fund may default on its payment obligations, become insolvent or have its credit rating downgraded. Obligations of the U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

•	The value of money market instruments tends to fall when interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Risk/Return Information

The bar chart and performance table have been omitted because the Fund has not been in operation for a full calendar year. The Fund intends to evaluate its performance as compared to that of a broad-based index, the Morgan Stanley Capital International World Index (“MSCI World Index”). The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance.

50

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Investor Class shares of the Fund.

Investor Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge imposed on purchases	None
Maximum deferred sales charge	None
Maximum sales charge imposed on reinvested dividends	None
Redemption Fee (1)	1.00%
Exchange Fee(1)	1.00%

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	1.00%
Distribution (12b-1) fees	0.25%
Other expenses (2)	0.49%

Total annual Fund operating expenses (3)	1.74%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	To prevent the Fund from being adversely affected by the transaction costs associated with short-term shareholder transactions, the Fund will redeem shares at a price equal to the net asset value of the shares, less an additional transaction fee equal to 1.00% of the net asset value of all such shares redeemed that have been held for less than 60 days (other than shares held by defined contribution plans). Similarly, the Fund charges a transaction fee of 1.00% for any exchange of Fund shares held for less than 60 days (other than shares held by defined contribution plans and shares purchased through the reinvestment of dividends or capital gains distributions.) Such fees are not sales charges or contingent deferred sales charges, but are retained by the Fund for the benefit of remaining shareholders

(2)	Other expenses for the Fund are based on estimated amounts for the current fiscal year. Other expenses include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges for the Institutional Class.

(3)	SAM has contractually agreed to waive all or a portion of its advisory fee and/or reimburse expenses in an aggregate amount equal to the amount by which the Fund’s Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) exceeds 1.75% of the Fund’s average daily net assets through December 31, 2008. SAM may not recoup any of its waived investment advisory fees.

Example

The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Investor Class	$177	$548

51

ADDITIONAL INFORMATION ABOUT THE FUNDS’ INVESTMENTS AND RISKS

This section provides some additional information about the Funds’ investments and certain portfolio management techniques that certain Funds may use. More information about the Funds’ investments and portfolio management techniques, some of which entail risks, is included in the SAI.

Additional Information About the Funds’ Principal Investments and Risks

Derivative Contracts. The WPG Funds may, but need not, use derivative contracts for any of the following purposes:

•	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought;

•	As a substitute for buying or selling currencies or securities; or

•	To seek to enhance a Fund’s return in non-hedging situations.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. Only the Robeco WPG Core Bond Fund may use derivative contracts involving foreign currencies. A derivative contract will obligate or entitle a Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make a Fund less liquid and harder to value, especially in declining markets.

Short Sales. The Robeco WPG 130/30 Large Cap Core Fund, the Robeco Boston Partners All-Cap Value Fund and the Robeco Boston Partners Long/Short Equity Fund will engage in short sales — including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, securities identical to those sold short — in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker a security in order to sell the security to a third party. The Fund is then obligated to return a security of the same issuer and quantity at some future date. The Fund realizes a loss to the extent the security increases in value or a profit to the extent the security declines in value (after taking into account any associated costs). Short sales “against the box” may protect the Fund against the risk of losses in the value of a portfolio security because any decline in value of the security should be wholly or partially offset by a corresponding gain in the short position. Any potential gains in the security, however, would be wholly or partially offset by a corresponding loss in the short position. Short sales that are not “against the box” involve a form of investment leverage, and the amount of the Fund’s loss on a short sale is potentially unlimited.

Equity and Equity-Related Securities. Each of the Funds, except the Robeco WPG Core Bond Fund, may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. The number of issuers in the Fund’s portfolios will vary over time.

Fixed Income Investments. The Robeco WPG Core Bond Fund may invest in all types of fixed income securities. The Robeco WPG 130/30 Large Cap Core Fund and the Robeco Boston Partners All-Cap Value Fund may each invest a portion of their assets in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in a Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, a Fund treats the security as being rated in the higher rating category. A Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase.

Foreign Securities. Each of the WPG Funds and the SAM Funds may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts

52

(“EDRs”) or International Depositary Receipts (“IDRs”). In addition, the Robeco Boston Partners Small Cap Value Fund and the Robeco WPG Core Bond Fund may also invest in securities denominated in foreign currencies. Investments in securities of foreign entities involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and governmental actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Each SAM Fund will normally invest a significant portion of its assets in the equity securities and equity-related instruments issued by non-U.S. companies and up to 20% of a Fund’s assets may be invested in issuers located in countries with emerging securities markets. A SAM Fund will invest in securities denominated in the currencies of a variety of developed and emerging market countries. Each SAM Fund may also invest in securities, instruments and derivatives denominated in multinational currencies such as the Euro. A SAM Fund will value its securities and other assets in U.S. dollars. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange rates. Although SAM generally does not intend to hedge foreign currency exposure in a Fund’s portfolio, it may from time to time do so. Further, the SAM Funds may also from time to time enter into speculative currency positions independent of other positions in a Fund’s portfolio.

Each SAM Fund may also invest in participatory notes. Participatory notes (commonly known as “P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes are generally issued by the associates of foreign-based foreign brokerages and domestic institutional brokerages. P-notes represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments.

Portfolio Concentration. Under normal market conditions, each SAM Fund will generally be comprised of a portfolio diversified by country and geographic region. However, the SAM Sustainable Water Fund and SAM Sustainable Climate Fund will concentrate their investments in equity and equity-related securities issued by Water Related Issuers and Climate-Related Issuers, respectively.

Water-Related Issuers

Because the SAM Sustainable Water Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, water-related industries, events or factors affecting companies in water-related industries will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Water-Related Issuers may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect Water-Related Issuers include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Some Water-Related Issuers may be influenced by technological changes. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by Water-Related Issuers may not result in viable commercial products, and some Water-Related Issuers bear higher research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Water-Related Issuers are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors and industries. As a result of these and other factors, the value of investments in Water-Related Issuers tends may be more volatile than that of companies in other sectors and industries.

Climate-Related Issuers

Because the SAM Sustainable Climate Fund focuses its investments in companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, industries with exposure to climate change, events or factors affecting companies in climate change industries (i.e., climate mitigation, climate adaptation and climate response) will have a greater effect on, and may more adversely affect, the Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

53

Climate-Related Issuers may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect Climate-Related Issuers include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Many Climate-Related Issuers are newly developing and are strongly influenced by technological changes. Climate-Related Issuers can be significantly affected by the level and volatility of technological change in industries focusing on pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by Climate-Related Issuers may not result in viable commercial products, and some Climate-Related Issuers bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Some Climate-Related Issuers are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors and industries. As a result of these and other factors, the value of investments in Climate-Related Issuers tends may be more volatile than that of companies in other sectors and industries.

Mortgage-Backed Securities. Certain Funds may invest, and the WPG Core Bond Fund intends to invest, in mortgage-backed securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, i.e. the risk that an issuer will exercise its right to pay principal later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The Robeco WPG Core Bond Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations. In addition, if Robeco’s prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll.

Exchange-Traded Funds (ETFs). The Robeco WPG 130/30 Large Cap Core Fund and the SAM Funds each may invest up to 5% of its assets in ETFs. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as Standard & Poor’s, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. Thus, an ETF is designed so that its performance will correspond closely with that of the index it tracks. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

Other Investment Companies. Each of the Funds may invest up to 10% of its total assets in the securities of other investment companies not affiliated with their Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Funds may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. Each of the Funds may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

54

Securities Lending. The Funds may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Temporary Investments. Each of the Funds may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If a Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

Each Fund’s complete portfolio holdings, except the Robeco Boston Partners Long/Short Equity Fund, and Robeco WPG 130/30 Large Cap Core Fund, are publicly available on Robeco’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end, or with respect to the SAM Sustainable Water Fund and SAM Sustainable Climate Fund, 60 days following the quarter end. The complete long positions of the Robeco Boston Partners Long/Short Equity Fund and Robeco WPG 130/30 Large Cap Core Fund are publicly available on Robeco’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end. Any postings will remain available on the website at least until the Funds file with the SEC their semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ SAI.

55

MANAGEMENT OF THE FUNDS

Investment Advisers

The Advisers provide investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company’s Board of Directors, each Adviser manages its respective Funds’ portfolios and is responsible for the selection and management of all portfolio investments of its respective Funds in accordance with each Funds’ investment objectives and policies.

Robeco Investment Management, Inc.

Robeco, located at 909 Third Avenue, 31st Floor, New York, New York 10022, provides investment advisory services to the Robeco Boston Partners Large Cap Value Fund, Robeco Boston Partners Mid Cap Value Fund, Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners All-Cap Value Fund, Robeco Boston Partners Long/Short Equity Fund, Robeco WPG Core Bond Fund and Robeco WPG 130/30 Large Cap Core Fund. Robeco is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (“Robeco Groep”). Effective January 1, 2007, Boston Partners Asset Management, L.L.C. (“Boston Partners”) and Weiss, Peck and Greer Investments (“WPG”), the former entities that provided investment advisory services to the Boston Partners Funds and Core Bond Fund, respectively, merged into and with Robeco USA, Inc., with Robeco USA, Inc. remaining as the surviving entity. All employees of Boston Partners and WPG are employees of the surviving entity as of that date. In addition, effective January 1, 2007, Robeco USA, Inc., which had been doing business under the name Robeco Investment Management, officially changed its name to Robeco Investment Management, Inc. As of September 30, 2007, Robeco Investment Management, Inc., had approximately $209 billion in assets under management. Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations.

A discussion regarding the basis for the Company’s Board of Directors approval of each Fund’s investment advisory agreement with Robeco is available in the Funds’ annual report to shareholders dated August 31, 2007.

Sustainable Asset Management USA, Inc.

SAM, located at 909 Third Avenue, 32nd Floor, New York, NY 10022 and Seefeldstrasse 215, CH-8008 Zurich, Switzerland, provides investment advisory services to the SAM Sustainable Climate Fund and the SAM Sustainable Water Fund. SAM is an affiliate of Robeco Investment Management, Inc., and a subsidiary of Robeco Groep. SAM provides investment management and investment advisory services to other institutional and proprietary accounts.

Pursuant to an investment advisory agreement with the Company, SAM is entitled to an advisory fee at the annual rate of 1.00% of each SAM Fund’s average daily net assets, computed daily and payable monthly. A discussion regarding the Board of Directors’ basis for approving the investment advisory agreement with respect to the SAM Funds will be available in the SAM Funds’ semi-annual report for the period ending February 28, 2008.

SAM has contractually agreed to waive a portion of its advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses of the SAM Funds to 1.75%, respectively, of each SAM Fund’s average daily net assets through December 31, 2008. The Adviser may discontinue these arrangements at any time after December 31, 2008.

Portfolio Managers

The investment results for different strategies of the Advisers are not solely dependent on any one individual. There is a common philosophy and approach that is the backdrop for all of the investment strategies of the Advisers. This philosophy is then executed through a very disciplined investment process managed by the designated portfolio manager for each of the strategies. This manager will be supported, not only by a secondary manager, but by the respective Adviser’s general research staff and, very often, by dedicated analysts to the particular strategy.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds.

Robeco Boston Partners Large Cap Value Fund

Mark E. Donovan and David J. Pyle are the primary portfolio managers for the Fund and are both senior portfolio managers of Robeco.

Mr. Donovan is Chairperson of Robeco’s Equity Strategy Committee which oversees the investment activities of Robeco’s $60 billion in large cap value institutional equity assets. Mr. Donovan joined Boston Partners (now Robeco) in 1995. Mr. Donovan holds a B.S. degree in management from Rensselaer Polytechnic Institute. He is a member of the

56

Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Donovan has twenty-six years of investment experience. Mr. Pyle is a managing director and portfolio manager. He joined Robeco in 2000. Mr. Pyle holds a B.S. degree in business administration from California State University, Chico and an M.B.A. degree from the Kenan-Flagler School of Business Administration at the University of North Carolina. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Pyle has twelve years of investment experience.

For the fiscal year ended August 31, 2007, the Fund paid 0.28% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.60%.

Robeco Boston Partners Mid Cap Value Fund

Steven L. Pollack and Joseph F. Feeney, Jr. are the primary portfolio managers for the Fund and are both senior portfolio managers of Robeco.

Mr. Pollack is a member of the Robeco’s Equity Strategy Committee. He joined Boston Partners (now Robeco) in 2000. Mr. Pollack is a graduate of Georgia Institute of Technology and holds an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Society of Los Angeles, the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Pollack has twenty-three years of investment experience. Mr. Feeney is Chief Investment Officer-Equities, responsible for overseeing all aspects of equity management including the firm’s Fundamental and Quantitative Research Groups. Mr. Feeney joined Robeco in 1995 and is a member of the firm’s Management Committee and Equity Strategy Committee. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Betta Kappa) from the University of New Hampshire and an M.B.A. degree from the University of Chicago. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Feeney is past President of the Fixed Income Management Society of Boston. He has twenty-two years of investment experience.

For the fiscal year ended August 31, 2007, the Fund paid 0.32% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Robeco Boston Partners Small Cap Value Fund II

David M. Dabora is the primary portfolio manager for the Fund.

Mr. Dabora is a senior portfolio manager of Robeco responsible for the Robeco Boston Partners Small Cap Value, Small Cap Value II, and Small/Mid Cap Value portfolios. Mr. Dabora joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Small Cap Value Fund II, Mr. Dabora was an assistant portfolio manager/analyst of the premium equity product of Robeco, an all-cap value institutional product. Additionally, he was a research analyst with responsibility for a wide variety of industries. Mr. Dabora holds a B.S. degree in business administration from Pennsylvania State University and an M.B.A. degree from The Anderson School of Management at the University of California at Los Angeles. He is a member of the CFA Institute and the CFA Society of San Francisco and has twenty years of investment experience.

For the fiscal year ended August 31, 2007, the Fund paid 1.24% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 1.25%.

Robeco Boston Partners All-Cap Value Fund

Duilio Ramallo is the primary portfolio manager for the Fund.

Mr. Ramallo is a senior portfolio manager of Robeco. He is responsible for managing the Robeco Boston Partners Premium Equity portfolios. Prior to assuming this role, he was the assistant portfolio fund manager for the Robeco Boston Partners Small Cap Value portfolios and an equity analyst. Mr. Ramallo joined the firm in 1995. He holds a B.A. degree in economics/business from the University of California, Los Angeles and an M.B.A. degree from the Anderson Graduate School of Management at UCLA. Mr. Ramallo is a member of the CFA Society of Los Angeles, the CFA Institute and holds the Chartered Financial Analyst® designation. He has twelve years of investment experience.

For the fiscal year ended August 31, 2007, the Fund paid 0.00% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.80%.

Robeco Boston Partners Long/Short Equity Fund

Robert T. Jones is the primary portfolio manager for the Fund and Mark E. Donovan is the secondary portfolio manager.

Mr. Jones is a senior portfolio manager employed by Robeco and is a member of Robeco’s Equity Strategy Committee. Mr. Jones also oversees the investment activities of Robeco’s long/short strategy products which include the fund.

57

Mr. Jones joined the firm in 1995. Prior to taking on day-to-day responsibilities for the Long/Short Equity Fund, Mr. Jones served as portfolio manager of the large cap value and large cap focused institutional equity portfolios in addition to serving as Robeco’s Director of Research. Mr. Jones holds a B.A. degree in philosophy from Denison University. He is a member of the Boston Security Analysts Society Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. Mr. Jones has nineteen years of investment experience. For information about Mr. Donovan please see the “Robeco Boston Partners Large Cap Value Fund.”

For the fiscal year ended August 31, 2007, the Fund paid 2.09% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 2.25%.

Robeco WPG Core Bond Fund

James Ramsay and Sid Bakst are the primary portfolio managers for the Fund.

Mr. Ramsay joined Robeco in 2007 as Co-Head of Robeco’s Fixed Income Group. As CIO-US Fixed Income, he is responsible for overseeing all aspects of fixed income management. Prior to joining the firm, Mr. Ramsay spent four years with Pacific Investment Management Company, LLC (“PIMCO”) where he was responsible for communicating all of PIMCO’s investment strategies and objectives to clients and consultants. Prior to joining PlMCO, Mr. Ramsey was associated with AIG/SunAmerica as a Senior Managing Director responsible for managing SunAmerica’s $60 billion investment grade domestic fixed income portfolio. Mr. Ramsay holds a B.S.B.A. degree in finance and banking from the University of Arkansas and FINRA licenses 7, 24 and 63. He is a member of the New York Society of Security Analysts, Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. He has twenty-four years of investment experience. Mr. Bakst joined WPG in 1995. Since 1998, Mr. Bakst has served as the managing director of Robeco. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector. Mr. Bakst holds a B.S. degree in economics from The Wharton School, University of Pennsylvania and an M.M. degree in finance from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Bakst has twenty-three years of industry experience, eighteen of which are investment related.

For the fiscal year ended August 31, 2007, the Fund paid 0.05% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.45%.

Robeco WPG 130/30 Large Cap Core Fund

Easton Ragsdale and Peter Albanese serve as co-portfolio managers of the Fund and are co-Heads of Quantitative Equities of Robeco.

Since 2003, Mr. Ragsdale has served as a managing director of Robeco). Prior thereto, he spent seven years as the managing director and Associate Head of Equity of the Quantitative Research group for State Street Research and Management Co. Mr. Ragsdale holds an A.B. degree in history, an M.B.A. degree and is a Ph.D. candidate from the University of Chicago. He has twenty-five years of investment experience. Since 2003, Mr. Albanese has served as a managing director and principal of Robeco. Prior thereto, Mr. Albanese served as senior vice president of US Trust Co. of New York. He holds a BS degree in computer science from the State University of New York at Stony Brook and an MBA degree from New York University. Mr. Albanese has seventeen years of investment experience. All portfolio management responsibilities are shared between Mr. Ragsdale and Mr. Albanese. Each of the co-managers has specific sectors for which he is responsible.

The Fund’s Investor class of shares did not commence operation prior to August 31, 2007, and therefore paid no advisory fees during the fiscal year ended August 31, 2007.

SAM Sustainable Climate Fund and SAM Sustainable Water Fund

Dieter Küffer, CFA serves as the senior portfolio manager for the SAM Sustainable Water Fund and deputy senior portfolio manager for the SAM Sustainable Climate Fund. He has been dually employed by SAM and SAM Group Holding AG, SAM’s parent company (“SAM AG”), since 2001. Prior to that Mr. Küffer led an institutional asset management team at UBS Asset Management in Zurich that was in charge of client equity mandates in Switzerland from 1994-2001. Mr. Küffer started his career at UBS in the Private Banking Division. Mr. Küffer holds a federal diploma as a Swiss- Certified Banking Expert. Mr. Küffer has a total of 19 years experience.

Dr. Thiemo Lang serves as senior portfolio manager for the SAM Sustainable Climate Fund. He has been dually employed by SAM and SAM AG, since 2007. From 2005-2007, Dr. Lang was Portfolio Manager of the Lombard Odier Darier Hentsch et Cie. (LODH) technology fund called “Infology,” where he focused on companies in the fields of

58

energy technologies and new materials. From 1999-2005, he was technology analyst and then portfolio manager at Activest (HypoVereinsbank/Unicredit) in Munich. Alongside the (co-)management of various mutual and institutional funds, he was responsible for the conception and the launch of the “Activest Lux NanoTech.” He has a total of 8 years experience. Dr. Lang earned a PhD in Electronics/Photonics from the Polytechnic Institute of Technology (INPG), Grenoble/France, and a Diploma degree (MSc) of Electronics from the University of Stuttgart/Germany.

Rainer Baumann, CFA serves as deputy senior portfolio manager for the SAM Sustainable Water Fund. He has been dually employed by SAM and SAM AG, since 2002. Prior to that, Mr. Baumann was a portfolio manager for UBS AG where he was responsible for the management of private mandates and was a member of the investment committee in Europe. He started his career as an assistant in the bank audit department at PricewaterhouseCoopers LLP and has a total of 9 years experience. Mr. Baumann is a chartered financial analyst and holds a master’s degree in business administration from the University of Zurich.

Marketing Arrangements

On July 20, 2005, Robeco USA, L.L.C. entered into an agreement with Harbor Capital Advisors, Inc. (“Harbor”), an affiliate of the Adviser, pursuant to which Harbor will market all classes of shares of the Core Bond Fund, including the Investor Class shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA, L.L.C. For these services, Robeco, successor to Robeco USA, L.L.C., will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco to Harbor quarterly in arrears.

SAM may pay compensation, out of its own funds and not as an expense of the SAM Funds, to certain brokerage firms, investment advisers or financial institutions in connection with the sale or retention of shares of the Funds and/or shareholder servicing. The SAI provides additional information about these revenue sharing arrangements.

Prior Performance of Similarly Advised Accounts

The SAM Funds’ respective portfolio managers are employees of both SAM and SAM’s affiliate, SAM AG. The tables below present past performance information for the SAM Sustainable Water Composite (the “Water Composite”) and the SAM Sustainable Climate Composite (the “Climate Composite”). The Water Composite consists of all separate accounts and commingled accounts managed by the Sustainable Water Fund’s portfolio managers on behalf of SAM AG in a substantially similar manner as the Sustainable Water Fund. The Climate Composite consists of all separate accounts and commingled accounts managed by the Sustainable Climate Fund’s portfolio managers on behalf of SAM AG in a substantially similar manner as the Sustainable Climate Fund. All of the accounts comprising the Water Composite have substantially similar investment objectives, policies and strategies as the Sustainable Water Fund. All of the accounts comprising the Climate Composite have substantially similar investment objectives, policies and strategies as the Sustainable Climate Fund.

The information is provided to illustrate the past performance of the SAM Funds’ respective portfolio managers in managing substantially similar accounts and does not represent the performance of the Sustainable Water Fund or the Sustainable Climate Fund. Investors should not consider this performance information as a substitute for the performance of the Sustainable Water Fund or the Sustainable Climate Fund, nor should investors consider this information as an indication of the future performance of the Sustainable Water Fund or the Sustainable Climate Fund or of Sam or of SAM AG. The overall expenses of the accounts in the Water Composite and the Climate Composite are generally higher than those that would be experienced by the holders of Institutional Class shares of the Sustainable Water Fund and the Sustainable Climate Fund, respectively, and, therefore, the performance of the Institutional Class shares of the Sustainable Water Fund and Sustainable Climate Fund would generally be higher. However, the Sustainable Water Fund’s and the Sustainable Climate Fund’s results in the future also may be different because the accounts in the Water Composite and Climate Composite, respectively, are not subject to certain investment limitations, diversification requirements and other restrictions imposed on mutual funds under applicable U.S. securities and tax laws that, if applicable, could have adversely affected the performance of the accounts in the Water Composite and the Climate Composite. In addition, the securities held by the Sustainable Water Fund and the Sustainable Climate Fund will not be identical to the securities held by the accounts in the Water Composite and Climate Composite, respectively. The performance of each Composite is also compared to the performance of a broad-based securities benchmark index appropriate to both the Sustainable Water Fund and the Sustainable Climate Fund. The index is unmanaged and is not subject to fees and expenses typically associated with managed funds, including the Sustainable Water Fund and the Sustainable Climate Fund. Investors cannot invest directly in the index. The performance information is accompanied by additional disclosures, which are an integral part of the information.

59

SAM SUSTAINABLE WATER COMPOSITE

(Returns as of August 31, 2007)

Period	SAM Sustainable Water Composite Gross	SAM Sustainable Water Composite Net	MSCI World Index
3 Months (June 1, 2007 – August 31, 2007)	0.55%	0.11%	-3.04%
Year-to-Date (January 1, 2007 – August 31, 2007)	14.81%	13.50%	6.67%
1 Year	33.73%	31.46%	16.97%
3 Years	27.64%	25.47%	16.95%
5 Years	25.33%	23.19%	15.45%
Since Inception (October 1, 2001 – August 31, 2007)	20.63%	18.57%	11.09%

SAM SUSTAINABLE CLIMATE COMPOSITE

(Returns as of August 31, 2007)

Period	SAM Sustainable Climate Composite Gross	SAM Sustainable Climate Composite Net	MSCI World Index
3 Months (June 1, 2007 – August 31, 2007)	2.27%	1.83%	-3.04%
Since Inception (April 1, 2007 – August 31, 2007)	13.75%	12.94%	4.07%

1	SAM AG is a Swiss-based asset manager.

2	The Water Composite is comprised of all separately managed, fully discretionary, fee-paying accounts under management with a similar investment mandate and an account market value greater than $10 million. Currently, there is one account in the Water Composite, a Luxembourg UCIT (mutual fund). The creation date of the Water Composite was October 1, 2001.

3	The Climate Composite is comprised of all separately managed, fully discretionary, fee-paying accounts under management with a substantially similar investment mandate and an account market value of greater than $10 million. Currently, there is one account in the Climate Composite, a Luxembourg UCIT (mutual fund). The creation date of the Climate Composite was April 1, 2007.

4

Composite performance was calculated using Global Investment Performance Standards (GIPS™), although the Adviser is not a GIPS-compliant firm. This method of calculating performance differs from the Securities and Exchange Commission’s standardized methodology, which may produce different results.

5	Account returns are market value weighted and calculated on a total return, time-weighted basis using trade date valuations. Returns reflect the reinvestment of dividends and other earnings and are net of commissions and transaction costs. Performance is expressed in U.S. Dollars. Performance is calculated in EUR and exchanged to U.S. Dollars using exchange rates as of the last day of the month.

6	Composite performance is presented gross and net of management fees and other expenses and includes the reinvestment of all income. The management fee schedule is as follows:

Assets from	up to:	Fee per annum
$0	$25 million	1.00%
$25 million	$50 million	0.90%
greater than	$50 million	0.80%

7	The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The performance shown for the Index is net of foreign withholding taxes.

60

Other Service Providers

The following chart shows the Funds’ service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Underwriter

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Facilitates the distribution of shares and provides administrative services to beneficial shareholders of each Fund.

Transfer Agent and Dividend Disbursing Agent

PFPC Inc.
*301 Bellevue Parkway**
Wilmington, DE 19809

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

**Do not use this address for purchases and redemptions. Please see "Purchase of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.*

Asset Management

Investment Advisers

Manages each Fund's investment activities.

Custodians

PFPC Trust Company
8800 Tinicum Boulevard
Suite 200
Philadelphia, PA 19153

Holds each Boston Partners and SAM Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's net asset value.

Mellon Bank N.A.
135 Santilli Highway
Everett, MA 02149

Holds each WPG Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating each Fund's net asset value.

Fund Operations

Administrator and Fund Accounting Agent

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to each Fund and calculates each Fund's net asset value, dividends and distributions.

Board of Directors

Supervises the Funds' activities.

61

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Investor Class shares of the Funds (“Shares”) are priced at their net asset value (“NAV”). The NAV per share of each Fund is calculated as follows:

Value of Assets Attributable to the Investor Class
NAV =	–	Value of Liabilities Attributable to the Investor Class

Number of Outstanding Shares of the Investor Class

Each Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

A Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and (Robeco or SAM, individually the “Adviser”) reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

To deter excessive shareholder trading, the Robeco Boston Partners Small Cap Value Fund II and the Robeco Boston Partners Long/Short Equity Fund generally charge a redemption fee of 1% and 2%, respectively, on shares redeemed that have been held for less than one year. The Robeco WPG Core Bond Fund and Robeco WPG 130/30 Large Cap Core Fund generally charge a redemption fee of 2% on shares redeemed within 60 days of purchase. The SAM Funds

62

generally charge a redemption fee of 1% on shares redeemed within 60 days of purchase. In addition, the Funds generally limit the number of exchanges to six (6) times per year (one exchange per calendar month). For further information on redemptions and exchanges, please see the sections titled “Shareholder Information — Redemption of Fund Shares” and “Shareholder Information — Exchange Privilege.”

Pursuant to the policy adopted by the Board of Directors, the Advisers have developed criteria that they use to identify trading activity that may be excessive. Each Adviser reviews on a regular, periodic basis available information related to the trading activity in a Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, each Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time (see “Exchange Privilege” below). If, in its judgment, an Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. Each Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Each Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform. There is no assurance that an Adviser will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares representing interests in the Funds are offered continuously for sale by PFPC Distributors, Inc. (the “Distributor”). The Board of Directors has approved a Distribution Agreement and adopted a separate Plan of Distribution for the shares (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from the Funds a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25% on an annualized basis of the average daily net assets of the Shares. The actual amount of such compensation under the Plan is agreed upon by the Company’s Board of Directors and by the Distributor. Because these fees are paid out of the Funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Funds’ 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Funds or their service providers. The Distributor may delegate some or all of these functions to Service Organizations. See “Purchases Through Intermediaries” below.

The Plan obligates the Funds, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

Purchases Through Intermediaries. Shares of the Funds may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the “Transfer Agent”)

63

will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. Each Fund cannot assure you that a Service Organization properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

For administration, subaccounting, transfer agency and/or other services, the Adviser, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of each Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in any Fund is $2,500 and the minimum additional investment is $100. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check ($2,500 minimum) payable to the Fund in which you would like to invest. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

[name of Fund]	[name of Fund]
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9816	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

Initial Investment By Wire. Shares of each Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. For each Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania 19103

ABA# 0310-0005-3

Account # 86-1108-2507

F/B/O [name of fund]

Ref. (Account Number)

Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time (minimum additional investment $100) by purchasing Shares of any Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Robeco [name of Fund]) or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” For each Fund, notification must be given to the Transfer Agent at

64

(888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Funds may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Retirement Plans. Shares may be purchased in conjunction with individual retirement accounts (“IRAs”) and rollover IRAs where PFPC Trust Company acts as custodian for the Boston Partners Funds and the SAM Funds, and Mellon Bank N.A. acts as custodian for the WPG Funds. A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact the Transfer Agent at (888) 261- 4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Funds. Subject to Board of Directors’ discretion, Robeco and SAM will monitor each Fund’s total assets and may decide to close any of the Funds at any time to new investments or to new accounts due to concerns that a significant increase in the size of a Fund may adversely affect the implementation of the Fund’s strategy. Subject to Board of Directors’ discretion, Robeco and SAM may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If a Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company;

b.	Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund;

c.	Employees of the Adviser and their spouses, parents and children; and

d.	Directors of the Company.

Other persons who are shareholders of other Robeco Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. Both Robeco and SAM, subject to the Board of Directors’ discretion, reserve the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Funds’ Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Currently, the Robeco Boston Partners Long/Short Equity Fund is closed to new and existing shareholders, except defined contribution plans (excluding IRA accounts) currently invested in the Fund.

Good Order. You must include complete and accurate required information on your purchase request. Please see “Purchase of Fund Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

Normally, your investment firm will send your request to redeem Shares to the Fund’s transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

65

You may redeem Shares of the Funds at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of each Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where PFPC Trust Company acts as custodians for the Boston Partners and the SAM Funds and Mellon Bank N.A. acts as custodian for the WPG Funds). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by a Fund. There is generally no charge for a redemption. However, with the exception of defined contribution plans, if a shareholder of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund redeems Shares held for less than one year, a transaction fee of 1% or 2%, respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. In addition, with the exception of defined contribution plans, if a shareholder of the WPG or SAM Funds redeems Shares held for less than 60 days, a transaction fee of 2% and 1% respectively, of the NAV of the Shares redeemed at the time of redemption will be charged. For purposes of this redemption feature, Shares purchased first will be considered to be Shares first redeemed.

Redemption By Mail. Your redemption requests should be addressed to [name of Fund], c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to [name of Fund], c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	Name of the Fund;

b.	Account number;

c.	Your share certificates, if any, properly endorsed or with proper powers of attorney;

d.	A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.	Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemption.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100 (WPG Funds minimum amount $50). (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a

66

Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Funds’ transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Transaction Fee on Certain Redemptions of the Robeco Boston Partners Small Cap Value Fund II, the Robeco Boston Partners Long/Short Equity Fund, the WPG Funds and the SAM Funds

The Robeco Boston Partners Small Cap Value Fund II requires the payment of a transaction fee on redemptions of Shares held for less than one year equal to 1.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco Boston Partners Long/Short Equity Fund requires the payment of a transaction fee on redemption of Shares held for less than one year equal to 2.00% of the NAV of such Shares redeemed at the time of redemption. The Robeco WPG Funds and SAM Funds require the payment of a transaction fee on redemption of Shares held for less than 60 days equal to 2.00% and 1.00%, respectively, of the NAV of such Shares redeemed at the time of redemption. This additional transaction fee is paid to each Fund, NOT to the Adviser, Distributor or Transfer Agent. It is NOT a sales charge or a contingent deferred sales charge. The fee does not apply to defined contribution plans or to redeemed Shares that were purchased through reinvested dividends or capital gain distributions. The additional transaction fee is intended to limit short-term trading in each Fund or, to the extent that short-term trading persists, to impose the costs of that type of activity on the shareholders who engage in it. These costs include: (i) brokerage costs; (ii) market impact costs — i.e., the decrease in market prices which may result when a Fund sells certain securities in order to raise cash to meet the redemption request; (iii) the realization of capital gains by the other shareholders in each Fund; and (iv) the effect of the “bid-ask” spread in the over-the-counter market. The transaction fee represents each Fund’s estimate of the brokerage and other transaction costs which may be incurred by each Fund in disposing of stocks in which each Fund may invest. Without the additional transaction fee, each Fund would generally be selling its shares at a price less than the cost to each Fund of acquiring the portfolio securities necessary to maintain its investment characteristics, resulting in reduced investment performance for all shareholders in the Funds. With the additional transaction fee, the transaction costs of selling additional stocks are not borne by all existing shareholders, but the source of funds for these costs is the transaction fee paid by those investors making redemptions of the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund and the WPG Funds. The Funds reserve the right, at their discretion, to waive, modify or terminate the additional transaction fee.

Each Fund will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of Shares held in your account. The short-term redemption fee will be assessed on the net asset value of those Shares calculated at the time the redemption is effected.

Involuntary Redemption. The Funds reserve the right to redeem a shareholder’s account in any Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in a Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Robeco Boston Partners Small Cap Value Fund II, Robeco Boston Partners Long/Short Equity Fund, the WPG Funds and the SAM Funds will not be charged when Shares are involuntarily redeemed.

Other Redemption Information. Redemption proceeds for Shares of the Funds recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

67

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Funds to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by a Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that a Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of a Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Please see “Redemption of Fund Shares” for instructions. Redemption requests not in proper form may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. A shareholder may exchange Investor Class Shares of any Robeco Investment Fund for Investor Class Shares of another Robeco Investment Fund, up to six (6) times per year (one exchange per calendar month). Such an exchange will be effected at the NAV of the exchanged Investor Class Shares and the NAV of the Investor Class Shares to be acquired next determined after PFPC’s receipt of a request for an exchange. An exchange of the Robeco Boston Partners Small Cap Value Fund II or Robeco Boston Partners Long/Short Equity Fund Shares held for less than one year (with the exception of Shares purchased through dividend reinvestment or the reinvestment of capital gains) will be subject to a transaction fee of 1.00% with respect to the Robeco Boston Partners Small Cap Value Fund II and 2.00% with respect to the Robeco Boston Partners Long/Short Equity Fund. An exchange of the Robeco WPG Core Bond Fund, Robeco WPG 130/30 Large Cap Core Fund, or SAM Fund Shares held for less than 60 days (with the exception of Shares purchased through the reinvestment of dividends and/or capital gain distributions and, for the SAM Funds, with the exception of Shares held by defined contribution plans) will be subject to a transaction fee of 2.00% for the Robeco WPG Core Bond Fund and Robeco WPG 130/30 Large Cap Core Fund, and 1% for the SAM Funds. An exchange of Shares will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see “Redemption by Telephone” above). Defined contribution plans are not subject to the above exchange limitations, including any applicable redemption fee.

If the exchanging shareholder does not currently own Investor Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See “Redemption by Mail” for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days’ written notice to shareholders.

If a shareholder wants to exchange shares into a new account in a Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange shares into an existing account, the dollar value of the shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Shareholders are entitled to six (6) exchange redemptions (one exchange per calendar month) from each Fund during any twelve-month period. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Robeco Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

Each Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Boston Partners Funds, the Robeco WPG 130/30 Large Cap Core Fund and the SAM Funds will declare and pay dividends from net investment income annually. The Robeco WPG Core Bond Fund will declare dividends from net investment income daily and pay such dividends monthly. Ordinary income for the Robeco WPG 130/30 Large Cap Core Fund in certain circumstances may be “qualified dividend income” taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. Net realized capital gains (including net short-term capital gains), if any, will be

68

distributed by the Funds at least annually. The estimated amount of any annual distribution will be posted to Robeco’s website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Funds may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Funds’ distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Fund Distributions. Each Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of a Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations. In addition, the Core Bond Fund does not expect to pay dividends eligible for this treatment because it will generally invest in debt instruments and not in shares of stock on which dividend income will be received.

Distributions from a Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by a Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by a Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

69

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Tax Treatment of Foreign shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains and, for distributions attributable to the Fund’s current taxable year ending on August 31, 2008, net short-term capital gains of each Fund. Tax may apply to such capital gain distributions, however, if the recipient’s investment in a Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Funds’ taxable year ending on August 31, 2008 Fund distributions attributable to U.S.-source interest income of each Fund will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of a Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010.

More information about taxes is contained in the SAI.

Multi-Class Structure

Each Fund also offers Institutional Class Shares, which are offered directly to institutional investors without distribution fees in a separate prospectus. In addition, the Robeco WPG Core Bond Fund also offers Retirement Class Shares, which are offered to certain tax-deferred retirement plans in a separate prospectus. Shares of each class of a Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Investor Class Shares of a Fund can be expected to differ from the total return on Institutional Class Shares or Retirement Class Shares of the same Fund. Information concerning other classes of the Funds can be requested by calling the Funds at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUNDS’ SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

70

ROBECO INVESTMENT FUNDS

(INVESTOR CLASS)

ACCOUNT APPLICATION

Please Note: Do not use this form to open a retirement plan account. For an IRA application or help with this Application, please call 1-888-261-4073.

1 Account Registration:	(Please check the appropriate box(es)) ❑ Individual ❑ Joint Tenant ❑ Other

NAME DATE OF BIRTH SOCIAL SECURITY NUMBER OR TAX ID # OF PRIMARY OWNER

NAME OF JOINT OWNER DATE OF BIRTH JOINT OWNER SOCIAL SECURITY NUMBER OR TAX ID #
For joint accounts, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
GIFT TO MINOR:	❑ Uniform Gifts/Transfer to Minor’s Act
UNDER THE UGMA/UTMA (circle one)
STATE

NAME OF ADULT CUSTODIAN (ONLY ONE PERMITTED) CUSTODIAN’S SOCIAL SECURITY NUMBER** DATE OF BIRTH**

NAME OF MINOR (ONLY ONE PERMITTED) MINOR’S SOCIAL SECURITY NUMBER** DATE OF BIRTH**

CORPORATION, PARTNERSHIP, TRUST OR OTHER ENTITY:	NAME OF CORPORATION, PARTNERSHIP, OR OTHER (NAME OF LEGAL ENTITY) NAME(S) OF FIDUCIARY/TRUSTEE(S)

TAXPAYER IDENTIFICATION NUMBER

FINANCIAL INTERMEDIARY INQUIRY	Is this account for a financial intermediary* as defined by SEC Rule 22c-2?
❑ Yes ❑ No
If yes, you will be required to enter into a Shareholder Information Agreement with PFPC Distributors, Inc. with respect to the opening of this account.

If no, you represent and warrant that if you become a financial intermediary* with respect to this or other Robeco accounts at any time in the future, you will immediately notify PFPC Distributors, Inc. and will take steps to comply with the requirement to enter into a Shareholder Information Agreement pursuant to SEC Rule 22c-2.

*Financial intermediary generally refers to any broker, dealer, bank, or other person that holds shares in nominee name for other investors (e.g., omnibus accounts). The term may also include a unit investment trust, employee benefit/retirement plan, plan administrator, or any person that maintains plan participant records. Financial intermediary does not include individual investors.

312 INQUIRY - FOREIGN INVESTOR STATUS	Is your company any of the following (If yes, please provide business classification.): a bank organized and located outside the United States; a foreign office, agent or branch of a U.S. covered financial institution; money transmitter; currency dealer or exchanger; or a company that if located in the United States would be required to register as a mutual fund, securities broker-dealer or a futures commission merchant?
❑ Yes ❑ No If yes, what is your classification

A “U.S. covered financial institution” is generally any of the following: a bank; a credit union; a savings association; a corporation acting under section 25A of the Federal Reserve Act; a trust bank or company; a securities broker-dealer, a futures commission merchant; an introducing broker; or a mutual fund.

NOT PART OF THE PROSPECTUS

2 Address Information:	Residency Address**: (you must provide a street address)

STREET APARTMENT NUMBER

CITY STATE ZIP CODE

DAY PHONE NUMBER EVENING PHONE NUMBER
Joint owner or Minor’s residency address

STREET APARTMENT NUMBER

CITY STATE ZIP CODE

**Identity Verification Procedures Notice. The USA PATRIOT ACT requires financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. When completing the New Account Application, you will be required to supply the Funds with certain information for all persons owning or permitted to act on an account, that will assist the Funds in verifying your identity. This includes date of birth, taxpayer identification number and street address. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a customer’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Mailing Address: (you may provide a P.O. Box)

❑ CHECK HERE IF YOUR MAILING ADDRESS IS THE SAME AS YOUR RESIDENCY ADDRESS.

STREET ADDRESS, APARTMENT NUMBER OR P.O. BOX

	CITY	STATE	ZIP CODE

3 Investment Information:	Minimum initial investment of $2500.00 per fund. Total amount of investments $
Make check payable to Robeco Investment Funds.
Shareholders may not purchase shares of any fund with a check issued by a third party and endorsed over to the fund.

Robeco Boston Partners Large Cap Value Fund (71) $ Robeco Boston Partners Mid Cap Value Fund (74) $

Robeco Boston Partners Small Cap Value Fund II (78) $ Robeco Boston Partners All-Cap Value Fund (82) $

Robeco Boston Partners Long/Short Equity Fund (80) $ Robeco WPG Core Bond Fund $

Robeco WPG 130/30 Large Cap Core Fund $

SAM Sustainable Water Fund ( ) $

SAM Sustainable Climate Fund ( ) $

Make the check payable to Robeco Investment Funds. Shareholders may not purchase shares of the Fund with a check issued by a third party and endorsed over to the Fund.

DISTRIBUTION OPTIONS:	Dividends: Pay by check ❑ Reinvest ❑ Capital Gains: Pay by check ❑ Reinvest ❑
NOTE: Dividends and capital gains may be reinvested or paid by check. If no options are selected above, both dividends and capital gains will be reinvested in additional fund shares.

NOT PART OF THE PROSPECTUS

4 Systematic Withdrawal Plan:	To select this portion please fill out the information below:
Amount $ Startup Month
	• A minimum account value of $ 10,000 in a single account is required to establish a Systematic Withdrawal Plan. •Payments will be made on or near the 25th of the month.		Frequency: ❑ Annually ❑ Monthly ❑ Quarterly

Please check one of the following options: Please mail checks to Address of Record (Named in Section 2) Please electronically credit my Bank of Record (Named in Section 6)
5 Telephone Exchange and Redemption:

To use this option, you must initial the appropriate line below.

I authorize the Transfer Agent to accept instructions from any persons to redeem or exchange shares in my account(s) by telephone in accordance with the procedures and conditions set forth in the Fund’s current prospectus.

	Individual initial	joint initial	Redeem shares, and send the proceeds to the address of record.

	Individual initial	joint initial	Exchange shares for shares of Robeco Investment Funds.

6 Automatic Investment Plan:

The Automatic Investment Plan which is available to shareholders of the Fund, makes possible regularly scheduled purchases of Fund shares to allow dollar-cost averaging. The Fund’s Transfer Agent can arrange for an amount of money selected by you to be deducted from your checking account and used to purchase shares of the Fund

Please debit $                   (minimum $100) from my checking account (named below) on or about the 20th of the month.

Please attach an unsigned, voided check.

❑ Monthly ❑ Quarterly ❑ Annually

BANK RECORD:	BANK NAME STREET ADDRESS OR P.O. BOX

CITY STATE ZIP CODE

BANK ABA NUMBER BANK ACCOUNT OWNER BANK ACCOUNT NUMBER

NOT PART OF THE PROSPECTUS

7 Signatures:

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Account Application, and I (we) have received a current prospectus for the Fund in which I (we) am (are) investing.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under penalties of perjury, I certify that:

(1)   The number shown on this form is my correct identification number (or I am waiting for a number to be issued to me), and

(2)   I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service that I am subject to 28% backup withholding as a result of a failure to report all Interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

(3)   I am a U.S. person (including a U.S. resident alien).

Note: You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding.

SIGNATURE OF APPLICANT DATE

PRINT NAME TITLE (IF APPLICABLE)

SIGNATURE OF JOINT OWNER DATE

PRINT NAME TITLE (IF APPLICABLE)

(If you are signing for a corporation, you must indicate corporate office or title. If you wish additional signatories on the account, please include a corporate resolution. If signing as a fiduciary, you must indicate capacity.)

For information on additional options, such as IRA Applications, rollover requests for qualified retirement plans, or for wire instructions, please call us at 1-888-261-4073.

	Mail completed Account Application and check to:	Robeco Investment Funds c/o PFPC Inc. P.O. Box 9816 Providence, RI 02940

	Overnight Mailing Address:	Robeco Investment Funds c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860

NOT PART OF THE PROSPECTUS

(This Page Intentionally Left Blank.)

ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

(888) 261-4073

http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi–Annual Reports

These reports contain additional information about each Fund’s investments, describe each Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Funds’ performance during their last fiscal year. The annual and semi-annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2007 has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi–annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is not available on the Adviser’s website because a copy may be obtained by calling (888) 261-4073.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday–Friday. Call: (888) 261-4073 or visit the website of Robeco Investment Management at http://www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427

P.O. Box Address:

Robeco Investment Funds, c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940

Securities and Exchange Commission

You may view and copy information about the Company and the Funds, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811–05518

Retirement Class

Robeco Investment Funds

of the RBB Fund, Inc.

Prospectus December 31, 2007

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

Robeco WPG Core Bond Fund

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

 ----------------------------------------------------

A look at the investment objective, strategies, risks, expenses and financial history of the Robeco WPG Core Bond Fund.

Details about the Fund’s service providers.

Policies and instructions for opening, maintaining and closing an account in any of the Robeco Investment Funds.

INTRODUCTION 3

DESCRIPTION OF THE ROBECO INVESTMENT FUND

Robeco WPG Core Bond Fund4

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS9

Disclosure of Portfolio Holdings10

MANAGEMENT OF THE FUND

Investment Adviser11

Portfolio Managers11

Other Service Providers12

SHAREHOLDER INFORMATION

Pricing of Fund Shares14

Market Timing14

Purchase of Fund Shares15

Redemption of Fund Shares18

Dividends and Distributions19

Taxes20

Shareholder Services Plan20

Multi-Class Structure20

FINANCIAL HIGHLIGHTS21

FOR MORE INFORMATIONBack Cover

2

INTRODUCTION

This Prospectus has been written to provide you with the information you need to make an informed decision about whether to invest in the Retirement Class of the Robeco WPG Core Bond Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”).

Robeco Investment Management, Inc. (“Robeco” or the “Adviser”) provides investment advisory services to the Fund. Other Robeco Investment Funds are offered by separate prospectuses.

This Prospectus has been organized so that the Fund has a short section with important facts about the investment objective, strategies, risks, expenses and financial history of the Fund. Once you read this section about the Fund, read the “Purchase of Fund Shares” and “Redemption of Fund Shares” sections. These two sections apply to the Fund offered by this Prospectus.

3

ROBECO WPG CORE BOND FUND

IMPORTANT DEFINITIONS

Bonds: A bond is a type of fixed income or debt security. When a fund buys a bond, it is in effect lending money to the company, government or other entity that issued the bond. In return, the issuer has an obligation to make regular interest payments and to repay the original amount of the loan on a given date, known as the maturity date. A bond matures when it reaches its maturity date. Bonds usually have fixed interest rates, although some have rates that fluctuate based on market conditions and other factors.

Derivatives: A derivative is an investment whose value is based on or derived from the performance of other securities or interest or currency exchange rates or indices. Derivatives are considered to carry a higher degree of risk than other types of securities.

Duration: As used in this Prospectus, duration means the weighted average term to maturity of a fixed income security’s cash flows, based on their present values. Duration, which is expressed as a number of years from the purchase date of a security, can be used as a single measurement to compare fixed income securities with different issue dates, maturity dates, coupon rates and yields to maturity.

Investment Objective

The Fund seeks current income, consistent with capital preservation. The Fund’s investment objective is not fundamental and may be changed without shareholder approval by the Company’s Board of Directors. The Fund will notify shareholders in writing at least 60 days prior to any change in this objective.

Principal Investment Strategies

Investments: The Fund invests substantially all, but at least 80%, of its net assets (including any borrowings for investment purposes) in U.S. dollar denominated or quoted bonds issued by domestic or foreign companies or governmental entities. The Fund may invest in all types of bonds, including notes, mortgage-backed and asset-backed securities (including without limitation mortgage-backed derivative securities), convertible debt securities, municipal securities, short-term debt securities and other financial instruments, including derivatives, with economic characteristics similar to bonds. The Fund may also invest in fixed income securities of all types, including preferred stock. The Fund will notify shareholders in writing at least 60 days prior to any change in the 80% policy described above.

Subject to the 80% policy described above, the Fund may invest up to 20% of its net assets in obligations of domestic and foreign issuers which are denominated in currencies other than the U.S. dollar and in obligations of issuers located in emerging countries denominated in any currency. The Fund may engage in credit default swaps as well as other types of derivative instruments, including financial futures contracts, options on futures contracts, currency swaps, mortgage swaps, total return swaps and interest rate swaps, and interest rate floors, caps and collars, for both speculative and hedging purposes and forward foreign currency exchange contracts for hedging purposes only. The Fund’s exposure to credit default swaps will not exceed 25% of the Fund’s total assets.

Credit Quality: Investment grade only. This means bonds that are rated in one of the top four long-term rating categories by at least one major rating agency or are believed by Robeco to be of comparable credit quality.

Duration: Average dollar weighted portfolio duration between three and seven years, but individual bonds may be of any duration. The Fund’s duration will generally be in a narrow range relative to the duration of its benchmark, the Lehman Brothers Aggregate Index.

Strategies: There are three principal factors in Robeco’s selection process — maturity allocation, sector allocation and individual security selection.

■	Robeco studies the relationship between bond yields and maturities under current market conditions and identifies maturities with high yields relative to the amount of risk involved.

■

Robeco uses qualitative and quantitative methods to identify bond sectors that it believes are undervalued or will outperform other sectors. Sectors include U.S. Treasury securities and U.S. government agency securities, as well as corporate, mortgage-backed and asset-backed securities.

■	After the Fund’s maturity and sector allocations are made, Robeco selects individual bonds within each sector. Robeco performs both fundamental and quantitative analyses, looking at:

•	Stable or improving issuer credit quality;

•	Market inefficiencies that cause individual bonds to have high relative values; and

•	Structural features of securities, such as callability, liquidity, and prepayment characteristics and expectations.

•	Robeco anticipates that the Fund’s strategy will result in active trading of the Fund’s portfolio securities and a high portfolio turnover rate.

4

Principal Risks

You could lose money on your investment in the Fund or the Fund could underperform other possible investments if any of the following occurs:

■	Interest rates rise, causing the bonds in the Fund’s portfolio to drop in value.

■

The issuer or guarantor of a bond owned by the Fund defaults on its payment obligations, becomes insolvent or has its credit rating downgraded. Obligations of U.S. government agencies and authorities are supported by varying degrees of credit. The U.S. government gives no assurances that it will provide financial support to its agencies and authorities if it is not obligated by law to do so. Default in these issuers could negatively impact the Fund.

■

As a result of declining interest rates, the issuer of a bond exercises the right to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding bonds. This is known as call or prepayment risk.

■	As a result of declining interest rates, the Fund may be able to invest only in lower yielding bonds, decreasing the Fund’s yield. This is known as interest risk.

■

When interest rates are rising, the average life of a bond is generally extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the bond’s duration and reduce the value of the bond. This is known as extension risk.

■	Robeco’s judgments about the attractiveness, relative value or potential income of particular sectors or bonds proves to be wrong.

■

To the extent the Fund invests in bonds issued by foreign companies, the Fund may suffer losses or underperform compared to U.S. bond markets. The markets for foreign bonds may be smaller and less liquid than U.S. markets and less information about foreign companies may be available due to less rigorous accounting or disclosure standards. These risks are more pronounced to the extent the Fund invests in issuers in emerging market countries or significantly in one country.

■

To the extent the Fund has high portfolio turnover, it will generally incur additional transaction costs, which could detract from the Fund’s performance. The higher portfolio turnover rate may lead to the realization and distribution to shareholders of higher capital gains.

■

Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

■

Investment in emerging market securities involves greater risk than that associated with investment in foreign securities of developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

■

Investments in derivative instruments including futures, options on futures, swaps, interest rate caps, floors and collars and foreign currency transactions involve additional risk of loss. The Fund may enter into derivative instruments for hedging purposes in order to: preserve a return or spread, protect against currency fluctuations, protect against adverse price movements, manage portfolio duration or manage the Fund’s credit exposures. Even so, loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if Robeco is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. In addition, the Fund may invest in derivative instruments to seek to increase total return. Such investing is considered a speculative practice and presents even greater risk of loss.

There is a greater risk that the Fund will lose money due to prepayment and extension risks because the Fund may invest heavily in asset-backed and mortgage-related securities. Mortgage derivatives in the Fund’s portfolio may have especially volatile prices because of inherent severe sensitivity to the level of interest rates.

5

Risk/Return Information

The chart below illustrates the long-term performance of the WPG Core Bond Fund’s Retirement Class. The information provides some indication of the risks of investing in the Fund. The bar chart assumes reinvestment of dividends and distributions. As with all such investments, past performance is not an indication of future results. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund’s performance would be reduced.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above):

Best Quarter:            3.53% (quarter ended 9/30/2006)

Worst Quarter:       (0.70)% (quarter ended 3/31/2006)

As of September 30, 2007, the year to date return was 2.41% and the Fund’s 30-day yield was 4.72%. Call 1-888-261-4073 for current yields.

6

Average Annual Total Returns

The table below compares the average annual total returns for the Fund’s Retirement Class Shares both before and after taxes for the past calendar year and since inception to the average annual total returns of a broad-based securities market index for the same periods. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The table, like the bar chart, provides some indication of the risks of investing in the Fund by showing how the Fund’s average annual total returns for the one year and since inception periods compare with those of a broad measure of market performance. Past performance is not necessarily an indication of how the Fund will perform in the future.

	Average Annual Total Returns (for the Periods Ended December 31, 2006)
	1 Year	Since Inception(2)
Robeco WPG Core Bond Fund
Return Before Taxes	3.43%	1.98%
Returns After Taxes on Distributions	1.85%	0.46%
Returns After Taxes on Distributions and Sale of Fund Shares	2.21%	0.81%
Lehman Brothers Aggregate Index (reflects no deduction for fees, expenses or taxes)(1)	6.31%	4.65%

(1)	The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate debt securities, mortgage pass-through securities, and asset-backed securities. The Index is unmanaged and cannot be invested in directly.
(2)	Commenced operations on September 1, 2005.

7

Expenses and Fees

As a shareholder, you pay certain fees and expenses. The table below describes the fees and expenses that you may pay if you buy and hold Retirement Class Shares of the Fund. The table is based on expenses for the Retirement Class Shares of the Fund for the fiscal year ended August 31, 2007.

Retirement Class
Shareholder Fees (paid directly from your investment)

Redemption fee	None

Annual Fund Operating Expenses* (expenses that are deducted from Fund assets)

Management fees	0.45%
Distribution (12b-1) fees	None
Other Expenses (1)	0.49%

Total annual Fund operating expenses	0.94%
Fee waivers/expense reimbursements (2)	(0.41%)

Net expenses	0.53%

*	Shareholders requesting redemptions by wire are charged a transaction fee of $7.50. A $15.00 custodial maintenance fee is charged per IRA account per year.

(1)	Other expenses include audit, administration, custody, legal, registration, transfer agency and shareholder services fees and miscellaneous other charges. The Board of Directors approved a Shareholder Services Plan, which permits the Fund to pay fees of up to 0.10% of the average daily net assets of the Fund’s Retirement Class Shares to certain Shareholder Organizations for services for the benefit of customers.

(2)	Robeco has contractually agreed to waive a portion of its advisory fee and/or reimburse certain expenses in order to limit Total annual Fund operating expenses (other than brokerage commissions, extraordinary items, interest or taxes) to 0.53% of the Fund’s average daily net assets through December 31, 2008.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that your investment has a 5% return each year, that the operating expenses of the Fund remain the same, and that you reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years**	5 Years**	10 Years**
Retirement Class	$54	$259	$480	$1,117

**	The waiver and reimbursement arrangement agreed to by Robeco, if not extended, will terminate on December 31, 2008. Thus, the 3 Years, 5 Years and 10 Years examples reflect the waiver and reimbursement arrangement only for the first year.

8

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (“SAI”).

Additional Information About the Fund’s Principal Investments and Risks

Derivative Contracts. The Fund may, but need not, use derivative contracts for any of the following purposes:

•	To seek to hedge against the possible adverse impact of changes in stock market prices, currency exchange rates or interest rates in the market value of its securities or securities to be bought;

•	As a substitute for buying or selling currencies or securities; or

•	To seek to enhance the Fund’s return in non-hedging situations.

Examples of derivative contracts include: futures and options on securities, securities indices or currencies; options on these futures; forward foreign currency contracts; and interest rate or currency swaps. A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the Fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities in that the counterparty may default on its payment obligations or become insolvent. Derivatives can also make the Fund less liquid and harder to value, especially in declining markets.

Fixed Income Investments. The Fund may invest in all types of fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-backed securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments. Fixed income securities may be issued by corporate and governmental issuers and may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

The credit quality of securities held in the Fund’s portfolio is determined at the time of investment. If a security is rated differently by multiple ratings organizations, the Fund treats the security as being rated in the higher rating category. The Fund may choose not to sell securities that are downgraded below the Fund’s minimum accepted credit rating after their purchase.

Mortgage-Backed Securities. Mortgage-backed securities may be issued by private companies or by agencies of the U.S. government. Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property.

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgage or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage-backed securities are particularly subject to prepayment risk. The Fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk, i.e. the risk that an issuer will exercise its right to pay later than expected. This may occur when there is a rise in interest rates. Mortgage derivatives and structured securities often employ features that have the effect of leverage. As a result, small changes in interest or prepayment rates may cause large and sudden price movements, especially compared to an investment in a security that is not leveraged. Mortgage derivatives can also become illiquid and hard to value in declining markets.

The Fund may also use mortgage dollar rolls to finance the purchase of additional investments. Dollar rolls expose the Fund to the risk that it will lose money if the additional investments do not produce enough income to cover the Fund’s dollar roll obligations. In addition, if the Adviser’s prepayment assumptions are incorrect, the Fund may have performed better had the Fund not entered into the mortgage dollar roll.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with the Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess

9

cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the realization and distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio securities loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets. The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”).The Fund may also invest in securities denominated in foreign currencies. Investments in securities of foreign entities involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and governmental actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

Temporary Investments. The Fund may depart from its principal investment strategies in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

The Fund’s complete portfolio holdings are publicly available on the Adviser’s website at www.robecoinvest.com as of each calendar quarter end (March 31, June 30, September 30 and December 31) 30 days following the quarter end. Any postings will remain available on the website at least until the Fund files with the SEC its semi-annual or annual shareholder report or quarterly portfolio holdings report that includes such period. A further description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

10

MANAGEMENT OF THE FUND

Investment Adviser

Robeco provides investment management and investment advisory services to investment companies and other institutional and proprietary accounts.

Subject to the general supervision of the Company’s Board of Directors, Robeco manages the Fund’s portfolio and is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund’s investment objective and policies.

A discussion regarding the basis for the Company’s Board of Directors approval of the Fund’s investment advisory agreement with Robeco is available in the Fund’s annual report to shareholders dated August 31, 2007.

Robeco is located at 909 Third Avenue, 31st Floor, New York, New York 10022, and is a subsidiary of Robeco Groep N.V., a Dutch public limited liability company (“Robeco Groep”). Effective January 1, 2007, Weiss, Peck and Greer Investments (“WPG”), the former entity that provided investment advisory services to the Core Bond Fund, merger into and with Robeco USA, Inc., with Robeco USA, Inc. remaining as the surviving entity. All employees of WPG are employees of the surviving entity as of that date. In addition, effective January 1, 2007, Robeco USA, Inc., which had been doing business under the name Robeco Investment Management, officially changed its name to Robeco Investment Management, Inc. Founded in 1929, Robeco Groep is one of the world’s oldest asset management organizations. As of September 30, 2007, Robeco Groep, through its investment management subsidiaries, had approximately $209 billion in assets under management. Robeco has over 30 years experience as an investment adviser to institutional and individual clients.

Subject to the general supervision of the Company’s Board of Directors, Robeco manages the Fund’s portfolio and is responsible for the selection and management of all portfolio investments of the Fund in accordance with the Fund’s investment objective and policies.

A discussion regarding the basis for the Company’s Board of Directors’ approval of the Fund’s investment advisory agreement with Robeco is available in the Fund’s annual report to shareholders dated August 31, 2007.

Portfolio Managers

Robeco WPG Core Bond Fund

James Ramsay and Sid Bakst are the primary portfolio managers for the Fund.

Mr. Ramsay joined Robeco in 2007 as Co-Head of Robeco’s Fixed Income Group. As CIO-US Fixed Income, he is responsible for overseeing all aspects of fixed income management. Prior to joining the firm, Mr. Ramsay spent four years with Pacific Investment Management Company, LLC (“PIMCO”) where he was responsible for communicating all of PIMCO’s investment strategies and objectives to clients and consultants. Prior to joining PIMCO, Mr. Ramsay was associated with AIG/SunAmerica as a Senior Managing Director responsible for managing SunAmerica’s $60 billion investment grade domestic fixed income portfolio. Mr. Ramsay holds a B.S.B.A. degree in finance and banking from the University of Arkansas and FINRA licenses 7, 24, and 63. He is a member of the New York Society of Security Analysts, Inc., the CFA Institute and holds the Chartered Financial Analyst® designation. He has twenty-four years of investment experience. Mr. Bakst joined WPG in 1995. Since 1998, Mr. Bakst has served as the managing director of Robeco. He is involved in the day-to-day management of the Fund including the selection of specific issuers and determining attractive prices at which to execute individual transactions within the investment grade corporate bond sector. Mr. Bakst holds a B.S. degree in economics from the Wharton School, University of Pennsylvania and an M.M. degree in finance from the J.L. Kellogg Graduate School of Management, Northwestern University. Mr. Bakst has twenty-three years of industry experience, eighteen of which are investment related.

For the fiscal year ended August 31, 2007, the fund paid 0.05% (expressed as a percentage of average net assets) to Robeco for its services. Had fee waivers not been in place, the Fund would have paid 0.45%.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund.

11

Marketing Arrangement

On July 20, 2005, Robeco USA L.L.C. entered into an agreement with Harbor Capital Advisors, Inc. (“Harbor”), an affiliate of the Adviser pursuant to which Harbor will market all classes of shares of the Core Bond Fund, including the Retirement Class shares, to institutional investors that utilize one or more of the investment strategies offered by Robeco USA L.L.C. For these services, Robeco, successor to Robeco, USA, L.L.C., will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco to Harbor quarterly in arrears.

12

Other Service Providers

The following chart shows the Fund’s service providers and includes their addresses and principal activities.

Shareholders

Distribution and Shareholder Services

Principal Underwriter

PFPC Distributors, Inc.
760 Moore Road
King of Prussia, PA 19406

Facilitates the distribution of shares and provides administrative services to beneficial shareholders of the Fund.

Transfer Agent and Dividend Disbursing Agent

PFPC Inc.
*301 Bellevue Parkway**
Wilmington, DE 19809

Handles shareholder services, including recordkeeping and statements, distribution of dividends and processing of buy, sell and exchange requests.

**Do not use this address for purchases and redemptions. Please see "Purchase of Fund Shares" and "Redemption of Fund Shares" sections for further instructions.*

Asset Management

Investment Adviser

Manages the Fund's investment activities.

Custodian

Mellon Bank N.A.
135 Santilli Highway
Everett, MA 02149

Holds the Fund's assets, settles all portfolio trades and collects most of the valuation data required for calculating the Fund's net asset value.

Fund Operations

Administrator and Fund Accounting Agent

PFPC Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Provides facilities, equipment and personnel to carry out administrative services related to the Fund and calculates the Fund's net asset value, dividends and distributions.

Board of Directors

Supervises the Fund's activities.

13

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Retirement Class shares of the Fund (“Shares”) are priced at their net asset value (“NAV”). The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Retirement Class
NAV = –	Value of Liabilities Attributable to the Retirement Class

Number of Outstanding Shares of the Retirement Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the NAV next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If a Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Company’s Board of Directors. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by a Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and Robeco reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or Robeco), the Company (or Robeco) will exercise their right if, in the Company’s (or Robeco’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or Robeco, has been or may be disruptive to a Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, Robeco has developed criteria that it uses to identify trading activity that may be excessive. Robeco reviews on a regular, periodic basis available information related to the trading activity in a Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, Robeco, on a periodic basis, examines transactions that exceed certain

14

monetary thresholds or numerical limits within a period of time. If, in its judgment, Robeco detects excessive, short-term trading, Robeco may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. Robeco may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. Robeco will apply the criteria in a manner that, in Robeco’s judgment, will be uniform. There is no assurance that Robeco will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Fund shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Company. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Distributor”).

Eligible Investors. Retirement Class shares of the Fund are generally available to certain tax-deferred retirement plans, including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans, held in plan level or omnibus accounts. Retirement Class shares also are available to individual retirement account (IRA) rollovers from eligible retirement plans that offer the Fund’s Retirement Class shares as an investment option. Retirement Class shares generally are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SAR-SEPs, SIMPLE IRAs, individual 403(b) plans and most IRAS or retirement plans that are not subject to the Employee Retirement Income Security Act of 1974 (ERISA). A $15.00 custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact (888) 261-4073. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Eligible retirement plans generally may open an account and purchase Retirement Class shares by contacting any investment professional authorized to sell the Fund’s shares. Retirement Class shares may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or record keeper.

Plan Participants. Participants in retirement plans generally must contact the plan’s administrator to purchase or redeem shares. Shareholder services may only be available to plan participants through a plan administrator. Plans may require separate applications and their policies and procedures may be different than those described in this Prospectus. Participants should contact their plan administrator for information regarding shareholder services pertaining to participants’ investments in the Fund. If the plan or a participant in the plan places an order through a plan administrator or broker-dealer properly authorized to accept orders as an agent of the Fund, the order may be processed at the net asset value per share next effective after receipt by that institution. If the after-hours trading authority of such agents is limited or restricted then the order may be processed at the net asset value per share next effective after receipt by the Fund.

Plan Sponsors and Administrators. Eligible retirement plans generally may open an account and purchase Retirement Class shares by contacting any investment firm or plan administrator authorized to sell the Fund’s shares. A retirement plan sponsor can obtain retirement plan applications from its investment firm or plan administrator or by calling the Fund at 1-888-261-4073. If the retirement plan invests in Retirement Class shares of the Fund through other financial intermediaries, additional conditions may apply to an investment in the Fund, and the financial intermediary may charge a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to a retirement plan may be different from those discussed in this Prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

IRA Rollover Accounts. IRA rollover from eligible retirement plans that offer the Fund’s Retirement Class shares are eligible to open an account and purchase Retirement Class shares by contacting any investment firm authorized to sell the Fund’s shares. You can obtain an application from your investment firm or by calling the Fund at 1-888-261-4073. You may also open your Retirement Class shares account by completing an account application and sending it to the Fund’s transfer agent by mail. If a retirement plan invests in Retirement Class shares of the Fund through investment professionals or other financial intermediaries, additional conditions may apply, and the investment professional or financial intermediary may charge a transaction-based or other fee for their services. These conditions and fees are in addition to those imposed by the Fund and its affiliates. In addition, the options and services available to an IRA rollover account may be different from those discussed in this Prospectus. You should ask your investment professional or financial intermediary about its services and any applicable fees.

15

Purchases Through Intermediaries. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, PFPC Inc. (the “Transfer Agent”) will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that a Service Organization properly submitted to it all purchase and redemption orders received from the Service Organization’s customers before the time for determination of the Fund’s NAV in order to obtain that day’s price.

For administration, subaccounting, transfer agency and/or other services, the Adviser may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) of the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

General. You may also purchase Shares of the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in proper form as described below. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records.

You can only purchase Shares of the Fund on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of the Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of the Adviser and its subsidiaries.

Initial Investment By Mail. An account may be opened by completing and signing the application included with this Prospectus and mailing it to the Transfer Agent at the address noted below, together with a check payable to the Fund. Third party checks will not be accepted.

Regular Mail:	Overnight Mail:

Robeco WPG Core Bond Fund	Robeco WPG Core Bond Fund
c/o PFPC Inc.	c/o PFPC Inc.
P.O. Box 9816	101 Sabin Street
Providence, RI 02940	Pawtucket, RI 02860-1427

The name of the Fund to be purchased should be designated on the application and should appear on the check. Payment for the purchase of Shares received by mail will be credited to a shareholder’s account at the NAV per share of the Fund next determined after receipt of payment in good order.

16

Initial Investment By Wire. Shares of the Fund may be purchased by wiring federal funds to PNC Bank, N.A. (see instructions below). A completed application must be forwarded to the Transfer Agent at the address noted above under “Initial Investment by Mail” in advance of the wire. For the Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. (Prior notification must also be received from investors with existing accounts.) Request account information and routing instructions by calling the Transfer Agent at (888) 261-4073. Funds should be wired to:

PNC Bank, N.A.

Philadelphia, Pennsylvania 19103

ABA # 0310-0005-3

Account # 86-1108-2507

F/B/O Robeco WPG Core Bond Fund

Ref. (Account Number)

Shareholder or Account Name

Federal funds wire purchases will be accepted only on days when the NYSE and PNC Bank, N.A. are open for business.

Additional Investments. Additional investments may be made at any time by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Robeco WPG Core Bond Fund) or by wiring monies to PNC Bank, N.A. as outlined under “Initial Investment by Wire.” For the Fund, notification must be given to the Transfer Agent at (888) 261-4073 prior to 4:00 p.m., Eastern time, on the wire date. Initial and additional purchases made by check cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Additional investments in Shares of the Fund may be made automatically by authorizing the Transfer Agent to withdraw funds from your bank account through an Automatic Investment Plan ($100 minimum). Investors desiring to participate in an Automatic Investment Plan should call the Transfer Agent at (888) 261-4073.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Subject to Board of Directors’ discretion, the Adviser will monitor the Fund’s total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. Subject to Board of Directors’ discretion, the Adviser may also choose to reopen a closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.	Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company,

b.	Existing and future clients of financial advisers and planners whose clients already hold Shares of the closed Fund,

c.	Employees of the Adviser and their spouses, parents and children, and

d.	Directors of the Company.

Other persons who are shareholders of other Robeco Funds are not permitted to acquire Shares of the closed Fund by exchange. Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Adviser, subject to the Board of Directors’ discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

Good Order. You must include complete and accurate required information on your purchase request. Please see “Purchase of Fund Shares” for instructions. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent

17

permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

Normally, your investment firm will send your request to redeem Shares to the Fund’s transfer agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name. All IRA shareholders must complete an IRA withdrawal form to redeem shares from their IRA account.

You may redeem Shares of the Fund at the next NAV calculated after a redemption request is received by the Transfer Agent in proper form. You can only redeem Shares on days the NYSE is open and through the means described below.

You may redeem Shares of the Fund by mail, or, if you are authorized, by telephone (excluding retirement accounts where Mellon Bank N.A. acts as custodian). The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund. There is generally no charge for a redemption.

Redemption By Mail. Your redemption requests should be addressed to Robeco WPG Core Bond Fund, c/o PFPC Inc., P.O. Box 9816, Providence, RI 02940; for overnight delivery, requests should be addressed to Robeco WPG Core Bond Fund, c/o PFPC Inc., 101 Sabin Street, Pawtucket, RI 02860-1427 and must include:

a.	Name of the Fund;

b.	Account number;

c.	Your Share certificates, if any, properly endorsed or with proper powers of attorney;

d.	A letter of instruction specifying the number of Shares or dollar amount to be redeemed, signed by all registered owners of the Shares in the exact names in which they are registered;

e.	Medallion signature guarantees are required when (i) the redemption proceeds are to be sent to someone other than the registered shareholder(s) or (ii) the redemption request is for $10,000 or more. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association who are participants in a Medallion Program recognized by the Securities Transfer Association. The three recognized Medallion Programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Program (MSP). Signature guarantees which are not a part of these programs will not be accepted. Please note that a notary public stamp or seal is not acceptable; and

f.	Other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships, corporations, pension and profit sharing plans and other organizations.

Redemption By Telephone. In order to request a telephone redemption, you must have returned your account application containing a telephone election. To add a telephone redemption option to an existing account, contact the Transfer Agent by calling (888) 261-4073. Please note that IRA accounts are not eligible for telephone redemptions.

Once you are authorized to utilize the telephone redemption option, a redemption of Shares may be requested by calling the Transfer Agent at (888) 261-4073 and requesting that the redemption proceeds be mailed to the primary registration address or wired per the authorized instructions. A wire charge of $7.50 is assessed and charged to the shareholder. If the telephone redemption option or the telephone exchange option is authorized, the Transfer Agent may act on telephone instructions from any person representing himself or herself to be a shareholder and believed by the Transfer Agent to be genuine. The Transfer Agent’s records of such instructions are binding and shareholders, not the Company or the Transfer Agent, bear the risk of loss in the event of unauthorized instructions reasonably believed by the Company or the Transfer Agent to be genuine. The Company and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated are genuine and, if it does not, it may be liable for any losses due to unauthorized or fraudulent instructions. The procedures employed by the Company and the Transfer Agent in connection with transactions initiated by telephone include tape recording of telephone instructions and requiring some form of personal identification prior to acting upon instructions received by telephone.

18

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to the Transfer Agent at P.O. Box 9816, Providence, RI 02940. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $50. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, Shares will be redeemed in such amounts as are necessary at the redemption price. The systematic withdrawal of Shares may reduce or possibly exhaust the Shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate annual withdrawals under the Systematic Withdrawal Plan during the time you have the plan in effect and, while a Systematic Withdrawal Plan is in effect, you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction and the Share and cash balance remaining in your plan. The plan may be terminated on written notice by the shareholder or by a Fund and will terminate automatically if all Shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Fund’s transfer agent at least ten Business Days prior to the end of the month preceding a scheduled payment.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account in such Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The transaction fee applicable to the Fund will not be charged when Shares are involuntarily redeemed.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare dividends from net investment income daily and pay such dividends monthly. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually. The estimated amount of any annual distribution will be posted to Robeco’s website at www.robecoinvest.com or a free copy may be obtained by calling (888) 261-4073.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

19

Taxes

Distributions on, and sales, exchanges and redemptions of, Shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Shareholder Services Plan

Shares representing interests in the Retirement Class of the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Distributor”). The Board of Directors of the Company has adopted a Shareholder Services Plan (the “Plan”) for the Fund’s Retirement Class Shares authorizing the Fund to pay securities dealers, plan administrators or other service organizations (“Service Organizations”) who agree to provide certain shareholder and administrative services to plans or plan participants holding Retirement Class Shares of the Fund a service fee at an annual rate of up to 0.10% of the average daily net asset value of Retirement Class Shares beneficially owned by such plan participants. The services provided under the Plan include acting as a shareholder of record, processing purchase and redemption orders, maintaining participant account records and answering participant questions regarding the Fund. Please find more information on Service Organizations under the section entitled “Purchase of Fund Shares — Purchases through Intermediaries” in this Prospectus.

Multi-Class Structure

The Fund also offers Institutional Class Shares and Investor Class Shares which are offered directly to investors in separate Prospectuses. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. The total return on Retirement Class Shares of the Fund can be expected to differ from the total return on Institutional Class Shares and Investor Class Shares of the Fund. Information concerning other classes of the Fund can be requested by calling the Fund at (888) 261-4073.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

20

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for Retirement Class Shares of the Fund for the period September 1, 2005 (commencement of operations of Retirement Class Shares) through August 31, 2007, including per share information results for a single Fund share. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. The information for the fiscal year ended August 31, 2007 has been audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. The information for the period from September 1, 2005 to August 31, 2006 has been audited by PricewaterhouseCoopers LLP, the Fund’s former independent registered public accounting firm. This information should be read in conjunction with the Fund’s financial statements which, together with the report of the independent registered public accounting firm, are included in the Fund’s annual report for the fiscal year ended August 31, 2007, which is available upon request (see back cover for ordering instructions).

	Core Bond Fund
	For the Year ended August 31, 2007	For the Period September 1, 2005* to August 31, 2006
	Retirement Class
Per Share Operating Performance
Net asset value, beginning of period	$10.50	$10.86

Net investment income	0.49 **	0.44	**
Net realized and unrealized gain/(loss) on investments	—	(0.36)
Dividends/Distributions to shareholders from:
Net investment income	(0.49)	(0.44)
Net realized capital gains	—	—

Total dividends and distributions to shareholders	(0.49)	(0.44)

Net asset value, end of period	10.50	$10.50

Total investment return(1)	4.73%	0.84%

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21	$20
Ratio of expenses to average net assets	0.53%	0.50	%(3),(4)
Ratio of expenses to average net assets without waivers and reimbursements (including dividend expense)	0.94%	0.86	%(4)
Ratio of net investment income to average net assets	4.63%	4.21	%(4)
Portfolio turnover rate	448.33%	626.69	%(2)

*	Commencement of operations.

**	Calculated based on average shares outstanding for the period.

(1)	Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(2)	The portfolio turnover rates excluding mortgage dollar roll transactions were 301.04% and 295.59% for the years ended August 31, 2007 and August 31, 2006, respectively.

(3)	Excludes the effects of fees paid indirectly. Had such offsets been included, the ratio would not differ.

(4)	Annualized.

21

ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

(888) 261-4073

http://www.robecoinvest.com

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Robeco Investment Funds is available free of charge, upon request, including:

Annual/Semi–Annual Reports

These reports contain additional information about the Fund’s investments, describes the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report includes fund strategies that significantly affected the Fund’s performance during its last fiscal year. The annual and semi–annual reports to shareholders may be obtained by visiting http://www.robecoinvest.com.

Statement of Additional Information

An SAI, dated December 31, 2007 has been filed with the SEC. The SAI, which includes additional information about the Robeco Investment Funds, may be obtained free of charge, along with the annual and semi–annual reports, by calling (888) 261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus (and is legally part of the Prospectus).

The SAI is not available on the Adviser’s website because a copy may be obtained by calling (888) 261-4073.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature programs and services available. Hours: 8 a.m. to 6 p.m. (Eastern time) Monday–Friday. Call: (888) 261-4073 or visit the website of Robeco Investment Management at http: www.robecoinvest.com.

Purchases and Redemptions

Call (888) 261-4073.

Written Correspondence

Street Address:

Robeco Investment Funds, c/o PFPC Inc., 101 Sabin Street, Pawtucket, Rl 02860-1427

P.O. Box Address:

Robeco Investment Funds, c/o PFPC Inc., P.O. Box 9816, Providence, Rl 02940

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, DC or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

INVESTMENT COMPANY ACT FILE NO. 811–05518

STATEMENT OF

ADDITIONAL INFORMATION

ROBECO INVESTMENT FUNDS

of

The RBB Fund, Inc.

Institutional Class

Robeco Boston Partners Large Cap Value Fund

Robeco Boston Partners Mid Cap Value Fund

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco WPG Core Bond Fund

Robeco WPG 130/30 Large Cap Core Fund

Robeco WPG Small Cap Value Fund

SAM Sustainable Water Fund

SAM Sustainable Climate Fund

Investor Class

Robeco Boston Partners Large Cap Value Fund

Robeco Boston Partners Mid Cap Value Fund

Robeco Boston Partners Small Cap Value Fund II

Robeco Boston Partners All-Cap Value Fund

Robeco Boston Partners Long/Short Equity Fund

Robeco WPG Core Bond Fund

Robeco WPG 130/30 Large Cap Core Fund

SAM Sustainable Water Fund

SAM Sustainable Climate Fund

Retirement Class

Robeco WPG Core Bond Fund

Class A

SAM Sustainable Water Fund

SAM Sustainable Climate Fund

Class C

SAM Sustainable Water Fund

SAM Sustainable Climate Fund

December 31, 2007

This Statement of Additional Information (“SAI”) provides information about the Robeco Boston Partners Large Cap Value Fund (the “Large Cap Value Fund”), Robeco Boston Partners Mid Cap Value Fund (the “Mid Cap Value Fund”), Robeco Boston Partners Small Cap Value Fund II (the “Small Cap Value Fund”), Robeco Boston Partners All-Cap Value Fund (the “All-Cap Value Fund”), Robeco Boston Partners Long/Short Equity Fund (the “Long/Short Equity Fund”) (collectively, the “Boston Partners Funds”), Robeco WPG Core Bond Fund (the “Core Bond Fund”), Robeco WPG Small Cap Value Fund (the “WPG Small Cap Value Fund”), Robeco WPG 130/30 Large Cap Core Fund (formerly, Robeco WPG Large Cap Growth Fund), (the “130/30 Large Cap Core Fund”) (the “WPG Funds”), SAM Sustainable Water Fund (“Sustainable Water Fund”) and SAM Sustainable Climate Fund (“Sustainable

Climate Fund”) (the “SAM Funds”) (each, a “Fund,” and together, the “Funds”). The Funds are series of The RBB Fund, Inc. (the “Company”). This information is in addition to the information contained in the Institutional Class, Investor Class, Retirement Class, Class A and Class C shares’ Prospectuses of the Funds dated December 31, 2007 (each, a “Prospectus” and together, the “Prospectuses”).

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses and the Funds’ Annual Report dated August 31, 2007. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Prospectuses and Annual Report may be obtained by calling toll-free (888) 261-4073. No other part of the Annual Report is incorporated by reference herein.

-i-

GENERAL INFORMATION

The Company is an open-end management investment company currently operating twenty one separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class, Investor Class, Retirement Class, Class A and Class C shares representing interests in eight diversified and two non-diversified Robeco Investment Funds, which are offered by the Prospectuses. Robeco Investment Management Inc. (“Robeco” or the “Adviser”) serves as the investment adviser to the Boston Partners Funds and the WPG Funds. Sustainable Asset Management USA, Inc. (“SAM” or the “Adviser”), an affiliate of Robeco, serves as the investment adviser to the SAM Funds.

On April 29, 2005, the WPG Core Bond Fund (a series of the Weiss, Peck & Greer Funds Trust), WPG Small Cap Value Fund and WPG Large Cap Growth Fund (now the 130/30 Large Cap Core Fund) (each a “Predecessor Fund” and collectively, the “Predecessor Funds”) were reorganized as portfolios of the Company. Financial and performance information prior to April 29, 2005 included in this SAI is that of the Predecessor Funds.

INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectuses concerning the investment objectives and policies of the Funds.

The Large Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Mid Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Small Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The All-Cap Value Fund seeks to provide long-term growth of capital primarily through investment in equity securities. Current income is a secondary objective.

The Long/Short Equity Fund seeks long-term capital appreciation while reducing exposure to general equity market risk. The Fund seeks a total return greater than that of the S&P 500® Index.

The Core Bond Fund seeks high current income, consistent with capital preservation, primarily through investment of substantially all, but at least 80%, of its assets in U.S. denominated or quoted bonds issued by domestic or foreign companies or governmental entities.

The 130/30 Large Cap Core Fund (formerly Large Cap Growth Fund) seeks long-term growth of capital primarily through investment of at least 80% of its assets in equity securities of U.S. large capitalization companies that offer the prospect of capital appreciation.

The WPG Small Cap Value Fund seeks capital appreciation primarily through investment in common stocks of U.S. companies with market capitalizations of less than $2 billion, securities convertible into common stocks and in special situations.

The Sustainable Water Fund seeks to provide long-term growth of capital primarily through investment in equity securities.

The Sustainable Climate Fund seeks to provide long-term growth of capital primarily through investment in equity securities.

The Adviser may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Funds’ Prospectuses and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Funds’ investment policies and limitations.

Asset-Backed Securities. The Long/Short Equity, Core Bond Fund and the SAM Funds may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. government securities, but are not direct obligations of the U.S. government, its agencies or instrumentalities. Such asset pools are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present; however privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guarantee or insurance. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. That is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. See “Risk Factors Associated with Mortgage-Backed Securities.”

Bank and Corporate Obligations. Each Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The All-Cap Value, Large Cap Value, Mid Cap Value, Small Cap Value, Long/Short Equity Fund and the SAM Funds may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of Standard & Poor’s® (“S&P”), Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by the Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. The Core Bond Fund may invest in debt obligations such as bonds and debentures issued by corporations and other business organizations that are rated at the time of purchase within the top four rating categories. See Appendix “A” to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Borrowing. Each Fund may borrow up to 33 1/3 percent of its respective total assets. The Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Investments will not be made when borrowings exceed 5% of a Fund’s total assets. Although the principal of such borrowings will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. Each Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by a Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, a Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. A Fund’s short sales and related borrowings are not subject to the restrictions outlined above.

Commercial Paper. Each Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by the Adviser, issues rated “A-2” or “Prime-2” by S&P® or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Funds may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Company’s Board of Directors. Commercial paper issues in which a Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Each Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Convertible Securities and Preferred Stocks. The Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. While no securities investment is completely without risk, investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by a Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Large Cap Value, Mid Cap Value, Small Cap Value, Long/Short Equity Funds and SAM Funds do not presently intend to invest more than 5% (10% with respect to the All-Cap Value Fund) of each Fund’s respective net assets, in convertible securities, or securities received by a Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in a company and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Core Bond, WPG Small Cap Value, 130/30 Large Cap Core and SAM Funds may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to a Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Credit Default Swaps, Interest Rate Swaps, Mortgage Swaps, Currency Swaps, Total Return Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars. The

Core Bond Fund and SAM Funds may enter into credit default, interest rate and total return swaps. The Core Bond and the SAM Funds may also enter into interest rate caps, floors and collars. In addition, a Fund may enter into mortgage swaps and currency swaps.

The Core Bond Fund and the SAM Funds may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, a Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.

Swap agreements are two party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. As examples, credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive from or make a payment to the other party, upon the occurrence of specified credit events. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component.

The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally a Fund will enter into credit default, interest rate, total return and mortgage swaps on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Credit default, interest rate, total return and mortgage swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to credit default, interest rate, total return and mortgage swaps is normally limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a credit default, interest rate, total return or mortgage swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. In contrast, currency swaps may involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

A credit default swap may have as reference obligations one or more securities that may, or may not, be currently held by a Fund. The protection “buyer” in a credit default swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by a Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

To the extent that a Fund’s exposure in a transaction involving a swap or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets, or is covered by other means in accordance with SEC guidance, the Fund and the Adviser believe that the transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

A Fund will not enter into any credit default, interest rate, total return or mortgage swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party thereto is rated investment grade by S&P’s or Moody’s, or, if unrated by such rating organization, determined to be of comparable quality by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

The use of credit default, interest rate, mortgage, total return and currency swaps, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. If the Adviser is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.

Dollar Rolls. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds may enter into dollar rolls in which the Funds sell fixed income securities for delivery in the current month and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

During the roll period, a Fund would forgo principal and interest paid on such securities. However, the Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. The return on dollar rolls may be negatively impacted by fluctuations in interest rates. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to engage in dollar roll transactions involving more than 5% of each Fund’s respective net assets. For additional information on dollar roll transactions, see the section entitled “Mortgage Dollar Roll Transactions” in this SAI.

Equity Markets. The Funds invest primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Funds involves substantial risk. As a result, investing in the Funds involves the risk of loss of capital.

European Currency Unification. As of January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. The euro has replaced the national currencies of the following member countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, Slovenia and Spain. Beginning January 1, 2008, the euro will also become the currency of Cyprus and Malta. In addition, Bulgaria, the Czech Republic, Estonia, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia and Sweden are members of the EMU, but these countries will not adopt the euro as their new currency until they can show that their economies have converged with the economies of the euro zone. Croatia and Turkey are preparing for entry into the EMU.

The new European Central Bank has control over each member country’s monetary policies. Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is still new. The elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could adversely affect the value of securities held by the Fund.

Exchange-Traded Funds (ETFs). Each SAM Fund and the 130/30 Large Cap Core Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of suck investment. Individual shares of an ETF are generally not redeemable at their net asset value, but trade on an exchange during the day at prices that are normally close to, but not the same as, their net asset value. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their net asset values.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s own expenses.

Each Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Foreign Securities. Each Fund may invest in securities of foreign issuers either directly or through American Depositary Receipts (“ADRs”) Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). ADRs are securities, typically issed by a U.S. financial institution (a “depository”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depository, whereas an unsponsored facility is established by the depository without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities.

Although the Funds may invest in securities denominated in foreign currencies, each Fund values its securities and other assets in U.S. dollars. As a result, the NAV of a Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which a Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s securities in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of a Fund’s securities in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, each Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

Each Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Funds may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

Investing in Emerging Countries, including Asia and Eastern Europe. Each SAM Fund and the Core Bond Fund may invest up to 20% of their respective total assets in securities of issuers located in emerging countries. The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect a Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Funds. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit a Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of a Fund. A Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Funds may invest and adversely affect the value of the Funds’ assets. A Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

Each SAM Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources,

self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxation.”

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Forward Commitment and When-Issued Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. A Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable a Fund to lock in what is believed by the Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of a Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. A Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but a Fund may agree to a longer settlement period.

A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. A Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When a Fund purchases securities on a when-issued or forward commitment basis, the fund or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions. The WPG Small Cap Value Fund, Core Bond Fund, and SAM Funds may to the extent that it invests in foreign securities, enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates. The Funds will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

A Fund is permitted to enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed number of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Funds will be able to insulate itself from a possible loss resulting from a change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may cause a Fund to enter a forward contract to sell, for a fixed U.S. dollar amount, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Although the Funds have no current intention to do so, they may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in securities denominated or quoted in a different currency if the Adviser determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other U.S. foreign currency, if the Adviser determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

The Funds will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if the consummation of such contracts would obligate the Funds to deliver an amount of foreign currency in excess of the value of the Funds’ respective portfolio securities or other assets quoted or denominated in that currency. At the consummation of the forward contract, the Funds may either make delivery of the foreign currency or terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If a Fund chooses to make delivery of foreign currency, it may be required to obtain such delivery through the sale of portfolio securities quoted or denominated in such currency or through conversion of other assets of a Fund into such currency. If a Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is party to the original forward contract.

The Funds’ transactions in forward contracts will be limited to those described above. Of course, a Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated securities, and a Fund will not do so unless deemed appropriate by the Adviser.

When entering into a forward contract, the Funds will segregate either cash or liquid securities quoted or denominated in any currency in an amount equal to the value of the Funds’ total assets committed to the consummation of forward currency exchange contracts which require the Funds to purchase a foreign currency. If the value of the segregated securities declines, additional cash or securities will be segregated by the Funds on a daily basis so that the value of the segregated securities will equal the amount of the Funds’ commitments with respect to such contracts.

This method of protecting the value of the Funds’ portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Funds’ foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Funds may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Funds may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Funds than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Funds’ portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Funds. Such imperfect correlation may cause the Funds to sustain losses, which will prevent the Funds from achieving a complete hedge, or expose the Funds to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Funds of unrealized profits, transaction costs or the benefits of a currency hedge or force the Funds to cover its purchase or sale commitments, if any, at the current market price.

The Funds’ foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) for qualification as a regulated investment company.

Futures Contracts. The Core Bond Fund, WPG Small Cap Value Fund, 130/30 Large Cap Core Fund and SAM Funds may invest in futures contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract). When interest rates are rising or securities prices are falling, a Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, a Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

To seek to increase total return, to equalize cash or to hedge against changes in interest rates or securities prices the Funds may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. A Fund may also enter into closing purchase and sale transactions with respect to any of such contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. A Fund will engage in futures and related options transactions for bona fide hedging purposes as described below or for purposes of seeking to increase total return, in each case, only to the extent permitted by regulations of the Commodity Futures Trading Commission (“CFTC”). All futures contracts entered into by a Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the CFTC or on foreign exchanges.

Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions, which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, a Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that a Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. A Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the value of the Fund’s portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by a Fund or securities with characteristics similar to those of the Fund’s portfolio securities. If, in the opinion of the Adviser, there is a sufficient degree of correlation between price trends for a Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Adviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by seeking to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of a Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

On other occasions, a Fund may take a “long” position by purchasing futures contracts. This would be done, for example, when a Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

Holding Company Depository Receipts. The Funds may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership interests in the common stock or American Depositary Receipts (“ADRs”) of specific companies in a particular industry, sector or group. Each of the Funds do not presently intend to invest more than 5% of their respective net assets in HOLDRS.

Restricted and Illiquid Securities. The Funds may not invest more than 15% of each Fund’s respective net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to each Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

Each Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Adviser will monitor the liquidity of Restricted Securities held by a Fund under the supervision of the Company’s Board of Directors. In reaching liquidity decisions, the Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Indexed Securities. The Funds may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole.

The Funds may also invest in exchange-traded funds, which generally track their related indices and trade like an individual stock throughout the trading day. For example, the Core Bond Fund may invest in Standard & Poor’s Depositary Receipts (commonly referred to as

“Spiders”), which are exchange-traded shares of a closed-end investment company that are designed to replicate the price performance and dividend yield of the Standard & Poor’s 500® Composite Stock Price Index. Each of the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of their respective net assets in indexed securities and exchange-traded funds.

Initial Public Offerings. Each of the Funds may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As a Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Adviser cannot guarantee continued access to IPOs.

Investment Company Securities. Each Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, each Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits a Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, a Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Portfolio Securities. Each Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and only when, in the Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of a Fund’s securities will be fully collateralized and marked to market daily.

Market Fluctuation. The market value of each Fund’s investments, and thus each Fund’s NAV, will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to each Fund may be limited by the specific objective of that Fund, investors should be aware that an investment in a particular Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of each Fund, an investment in any single Fund should not be considered a complete investment program.

Micro-Cap, Small-Cap and Mid-Cap Stocks. The Funds may invest in securities of companies with micro-, small- and mid-size capitalizations which tend to be riskier than securities of companies with large capitalizations. This is because micro-, small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of micro-, small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on micro-, small- and mid-cap stocks are frequently negligible. Moreover, micro-, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of micro-, small- and mid-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Money Market Instruments. Each Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures which include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. A Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Mortgage-Backed Securities. Certain Funds, and in particular the Core Bond Fund, may invest in mortgage pass-through certificates and multiple-class pass-through securities, such as real estate mortgage investment conduits (“REMIC”) pass-through certificates and collateralized mortgage obligations (“CMOs”).

Guaranteed mortgage pass-through securities represent participation interests in pools of residential mortgage loans and are issued by U.S. governmental or private lenders and guaranteed by the U.S. government or one of its agencies or instrumentalities, including but not limited to the Government National Mortgage Association (“Ginnie Mae”), Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Ginnie Mae certificates are guaranteed by the full faith and credit of the U.S. government for timely payment of principal and interest on the certificates. Fannie Mae and Freddie Mac certificates are not backed by the full faith and credit of the U.S. government. Fannie Mae certificates are guaranteed by Fannie Mae, a federally chartered and privately owned corporation, for full and timely payment of principal and interest on the certificates. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Freddie Mac certificates are guaranteed by Freddie Mac, a corporate instrumentality of the U.S. government, for timely payment of interest and the ultimate collection of all principal of the related mortgage loans.

CMOs and REMIC pass-through or participation certificates may be issued by, among others, U.S. government agencies and instrumentalities as well as private lenders. CMOs and REMIC certificates are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMIC certificates in various ways. Each class of CMOs or REMIC certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrues on all classes of CMOs or REMIC certificates on a monthly basis.

Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgaged assets and any reinvestment income thereon.

A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase “regular” and “residual” interest shares of beneficial interest in REMIC trusts although the Funds do not intend to invest in residual interests.

Certain Funds, and in particular the Core Bond Fund, may invest in mortgage-backed securities issued by trusts or other entities formed or sponsored by private originators of and institutional investors in mortgage loans and other non-governmental entities (or representing custodial arrangements administered by such institutions). These private originators and institutions include savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing.

Privately issued mortgage-backed securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, in order to receive a high quality rating from the rating organizations (e.g., S&P’s or Moody’s), they often are structured with one or more types of

“credit enhancement.” Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by a borrower and liquidation of the collateral (e.g., sale of a house after foreclosure). Liquidity protection refers to the payment of cash advances to holders of mortgage-backed securities when a borrower on an underlying mortgage fails to make its monthly payment on time. Protection against losses resulting after default and liquidation is designed to cover losses resulting when, for example, the proceeds of a foreclosure sale are insufficient to cover the outstanding amount on the mortgage. Such protection may be provided through guarantees, insurance policies or letters of credit, through various means of structuring the securities or through a combination of such approaches.

Examples of credit enhancement arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes entitled to receive payment before other classes, with the result that defaults on the underlying mortgages are borne first by the holders of the subordinated class), creation of “spread accounts” or “reserve funds” (where cash or investments are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on the underlying mortgages in a pool exceed the amount required to be paid on the mortgage-backed securities). The degree of credit enhancement for a particular issue of mortgage-backed securities is based on the level of credit risk associated with the particular mortgages in the related pool. Losses on a pool in excess of anticipated levels could nevertheless result in losses to security holders since credit enhancement rarely covers every dollar owed on a pool.

Investing in Mortgage-Backed Securities (such as those described above) involves certain risks, including the failure of a counter-party to meet its commitments, adverse interest rate changes and the effects of prepayments on mortgage cash flows. Further, the yield characteristics of Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences typically include more frequent interest and principal payments (usually monthly), the adjustability of interest rates, and the possibility that prepayments of principal may be made substantially earlier than their final distribution dates.

Prepayment rates are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors and cannot be predicted with certainty. Both adjustable rate mortgage loans and fixed rate mortgage loans may be subject to a greater rate of principal prepayments in a declining interest rate environment and to a lesser rate of principal prepayments in an increasing interest rate environment. Under certain interest rate and prepayment rate scenarios, a Fund may fail to recoup fully its investment in Mortgage-Backed Securities notwithstanding any direct or indirect governmental or agency guarantee. When a Fund reinvests amounts representing payments and unscheduled prepayments of principal, it may receive a rate of interest that is lower than the rate on existing adjustable rate mortgage pass-through securities. Thus, Mortgage-Backed Securities, and adjustable rate mortgage pass-through securities in particular, may be less effective than other types of U.S. government securities as a means of “locking in” interest rates.

Conversely, in a rising interest rate environment, a declining prepayment rate will extend the average life of many Mortgage-Backed Securities. This possibility is often referred to as extension risk. Extending the average life of a Mortgage-Backed Security increases the risk of depreciation due to future increases in market interest rates. The market for certain types of Mortgage-Backed Securities (i.e., certain CMOs) may not be liquid under all interest rate scenarios, which may prevent a Fund from selling such securities held in its portfolio at times or prices that it desires.

Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged Mortgage-Backed Securities.

Planned amortization class (“PAC”) and target amortization class (“TAC”) CMO bonds involve less exposure to prepayment, extension and interest rate risk than other Mortgage-Backed Securities, provided that prepayment rates remain within expected prepayment ranges or “collars.” To the extent that prepayment rates remain within these prepayment ranges, the residual or support tranches of PAC and TAC CMOs assume the extra prepayment extension and interest rate risk associated with the underlying mortgage assets.

The Core Bond Fund may invest in floating rate securities based on the Cost of Funds Index (“COFI floaters”), other “lagging rate” floating rate securities, floating rate securities that are subject to a maximum interest rate (“capped floaters”), and Mortgage-Backed Securities purchased at a discount. The primary risks associated with these derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates.

Mortgage Dollar Roll Transactions. The Core Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date.

During the roll period, the Core Bond Fund would forgo principal and interest paid on such securities. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) or fee income plus the interest on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Core Bond Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Core Bond Fund will hold and maintain in a segregated account until the settlement date cash or liquid, high-grade debt securities in an amount equal to the forward purchase price. Any benefits derived from the use of mortgage dollar rolls may depend upon mortgage prepayment assumptions, which will be affected by changes in interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. For additional information on dollar rolls, please refer to the section entitled “Dollar Rolls” in this SAI.

Municipal Obligations. The Core Bond Fund may invest in municipal obligations. Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on most of these obligations is generally exempt from regular Federal income tax in the hands of most individual investors, although it may be subject to the individual and corporate alternative minimum tax. The two principal classifications of municipal obligations are “notes” and “bonds.”

Municipal notes are generally used to provide for short-term capital needs and generally have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes, and construction loan notes. Tax anticipation notes are sold to finance working capital needs of municipalities. They are generally payable from specific tax revenues expected to be received at a future date. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as federal revenues available under the Federal Revenue Sharing Program. Tax anticipation notes and revenue anticipation notes are generally issued in anticipation of various seasonal revenues such as income, sales, use, and business taxes. Bond anticipation notes are sold to provide interim financing. These notes are generally issued in anticipation of long-term financing in the market. In most cases, these monies provide for the repayment of the notes. Construction loan notes are sold to provide construction financing. After the projects are successfully completed and accepted, many projects receive permanent financing through the Federal Housing Administration under Fannie Mae or Ginnie Mae. There are, of course, a number of other types of notes issued for different purposes and secured differently from those described above.

Municipal bonds, which meet longer term capital needs and generally have maturities of more than one year when issued, have two principal classifications, “general obligation” bonds and “revenue” bonds. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects including the construction or improvement of schools, highways and roads, water and sewer systems and a variety of other public purposes. The basic security of general obligation bonds is the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to rate or amount or special assessments.

The principal security for a revenue bond is generally the net revenues derived from a particular facility or group of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue bonds have been issued to fund a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; and hospitals. Revenue obligations are not backed by the credit and taxing authority of the issuer, but are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. In addition, revenue obligations may be backed by a letter of credit, guarantee or insurance. Revenue obligations include private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes. Although the principal security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund whose monies may also be used to make principal and interest payments on the issuer’s obligations. Housing finance authorities have a wide range of security including partially or fully insured, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. In addition to a debt service reserve fund, some authorities provide further security in the form of a state’s ability (without obligation) to make up deficiencies in the debt service reserve fund. Lease rental revenue bonds issued by a state or local authority for capital projects are secured by annual lease rental payments from the state or locality to the authority sufficient to cover debt service on the authority’s obligations.

Industrial development bonds (now a subset of a class of bonds known as “private activity bonds”), although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but are secured by the revenues of the authority derived from payments by the industrial user.

There is, in addition, a variety of hybrid and special types of municipal obligations as well as numerous differences in the security of municipal obligations both within and between the two principal classifications above.

An entire issue of municipal obligations may be purchased by one or a small number of institutional investors such as one of the Funds. Thus, the issue may not be said to be publicly offered. Unlike securities which must be registered under the Securities Act, prior to offer and sale unless an exemption from such registration is available, municipal obligations which are not publicly offered may nevertheless be readily marketable. A secondary market exists for municipal obligations which were not publicly offered initially.

The Adviser determines whether a municipal obligation is readily marketable based on whether it may be sold in a reasonable time consistent with the customs of the municipal markets (usually seven days) at a price (or interest rate), which accurately reflects its value. In addition, stand-by commitments and demand obligations also enhance marketability.

For the purpose of a Fund’s investment restrictions, the identification of the “issuer” of municipal obligations which are not general obligation bonds is made by the Adviser on the basis of the characteristics of the obligation as described above, the most significant of which is the source of funds for the payment of principal of and interest on such obligations.

Yields on municipal obligations depend on a variety of factors, including money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the quality of the issue. High grade municipal obligations tend to have a lower yield than lower rated obligations. Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due principal of and interest on its or their municipal obligations may be materially affected.

There could be economic, business or political developments, which might affect all municipal obligations of a similar type. However, the Adviser believes that the most important consideration affecting risk is the quality of particular issues of municipal obligations rather than factors affecting all, or broad classes of, municipal obligations.

A Fund may invest in variable, floating rate and other municipal securities on which the interest may fluctuate based on changes in market rates. The interest rates payable on variable rate securities are adjusted at designated intervals (e.g., daily, monthly, semi-annually) and the interest rates payable on floating rate securities are adjusted whenever there is a change in the market rate of interest on which the interest payable is based. The interest rate on variable and floating rate securities is ordinarily determined by reference to or is a percentage of a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure. The value of floating and variable rate securities generally is more stable than that of fixed rate securities in response to changes in interest rate levels. A Fund may consider the maturity of a variable or floating rate municipal security to be shorter than its ultimate maturity if that Fund has the right to demand prepayment of its principal at specified intervals prior to the security’s ultimate maturity.

Funds that may invest in municipal securities may also invest in municipal leases and certificates of participation in municipal leases. A municipal lease is an obligation in the form of a lease or installment purchase which is issued by a state or local government to acquire equipment and facilities. Certificates of participation represent undivided interests in municipal leases, installment purchase agreements or other instruments. The certificates are typically issued by a trust or other entity, which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase agreements. The primary risk associated with municipal lease obligations and certificates of participation is that the governmental lessee will fail to appropriate funds to enable it to meet its payment obligations under the lease. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering, or the failure to fully recover, the Fund’s original investment. To the extent that a Fund invests in unrated municipal leases or participates in such leases, the Adviser will monitor on an ongoing basis the credit quality rating and risk of cancellation of such unrated leases. Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purposes of the limitation on investments in illiquid securities.

Funds that invest in municipal securities may also invest in pre-refunded municipal securities. The principal of and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price, which represents a premium over their face value.

Options on Futures Contracts. The Core Bond Fund and WPG Small Cap Value Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on any of such futures contracts. The acquisition of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium, which may partially offset a decline in the value of a Fund’s assets. By writing a call option, a Fund becomes obligated, in exchange for the premium, (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that a Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by a Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Funds will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. A Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

The Funds will engage in futures and related options transactions for bona fide hedging and to seek to increase total return as permitted by the CFTC regulations, which permit principals of an investment company, registered under the 1940 Act to engage in such transactions without registering as commodity pool operators. A Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. Except as stated below, a Fund’s futures transactions will be entered into for traditional hedging purposes — i.e., futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. As evidence of this hedging intent, each Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for a Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

Each Fund will engage in transactions in currency forward contracts, futures contracts and options only to the extent such transactions are consistent with the requirements of the Code, for maintaining its qualification as a regulated investment company for federal income tax purposes. See “Taxes.”

Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in some cases, may require the applicable Fund to establish a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

The use of futures contracts entails certain risks, including but not limited to the following: no assurance that futures contracts transactions can be offset at favorable prices; possible reduction of the Fund’s income due to the use of hedging; possible reduction in value of both the securities hedged and the hedging instrument; possible lack of liquidity due to daily limits on price fluctuations; imperfect correlation between the contract and the securities being hedged; and potential losses in excess of the amount initially invested in the futures contracts themselves. If the expectations of the Adviser regarding movements in securities prices or interest rates are incorrect, the Fund may have experienced better investment results without hedging. The use of futures contracts and options on futures contracts requires special skills in addition to those needed to select portfolio securities.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates or securities prices may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between a Fund’s futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. Other futures contracts available to hedge the Funds’ portfolio investments generally are limited to futures on various securities indices.

Options on Securities and Securities Indices The All-Cap Value Fund, WPG Small Cap Value Fund, Core Bond Fund, 130/30 Large Cap Core Fund and SAM Funds may each write covered call and (except 130/30 Large Cap Core Fund) secured put options on any securities in which it may invest or on any domestic stock indices based on securities in which it may invest. A Fund may purchase and write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates the Fund to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date, regardless of the market price of the security. All call options written by a Fund are covered, which means that the Fund will own the securities subject to the option so long as the option is outstanding or use the other methods described below. The purpose of a Fund in writing covered call options is to realize greater income than would be realized in portfolio securities transactions alone. However, in writing covered call options for additional income, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.

A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date, regardless of the market price for the security. The purpose of writing such options is to generate additional income. However, in return for the option premium, the Fund accepts the risk that it will be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.

All call and put options written by a Fund are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, either of which, in the case of the WPG Small Cap Value Fund, may be quoted or denominated in any currency, in a segregated account noted on the Fund’s records or maintained by the Fund’s custodian with a value at least equal to the Fund’s obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund’s net exposure on its written option position.

A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparts to such option. Such purchases are referred to as “closing purchase transactions” and do not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction.

A Fund may also write (sell) covered call and put options on any securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. The amount of this settlement will be equal to the difference between the closing price of the of the securities index at the time of exercise and the exercise price of the option expressed in dollars, times a specified amount. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

The Funds may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities in its portfolio. A Fund may also cover call and put options on a securities index by using the other methods described above.

The All-Cap Value Fund, Core Bond Fund, 130/30 Large Cap Core Fund and WPG Small Cap Value Fund may each purchase put and call options on any securities in which it may invest or on any securities index based on securities in which it may invest, and a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”) in the market value of securities of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities.

A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.

Transactions by a Fund in options on securities and securities indices will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options that a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Although the Funds may use option transactions to seek to generate additional income and to seek to reduce the effect of any adverse price movement in the securities or currency subject to the option, they do involve certain risks that are different in some respects from investment risks associated with similar mutual funds, which do not engage in such activities. These risks include the following: for writing call options, the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price; for writing put options, the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities or to make a cash settlement on the securities index at prices which may not reflect current market values; and for purchasing call and put options, the possible loss of the entire premium paid. In addition, the effectiveness of hedging through the purchase or sale of securities index options, including options on the S&P 500® Index, will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected securities index. Perfect correlation may not be possible because the securities held or to be acquired by a Fund may not exactly match the composition of the securities index on which options are written. If the forecasts of the Adviser regarding movements in securities prices or interest rates are incorrect, a Fund’s investment results may have been better without the hedge transactions.

There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities or currencies.

Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A Fund’s ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Adviser will monitor the liquidity of over-the-counter options and, if it determines that such options are not readily marketable, a Fund’s ability to enter such options will be subject to the Fund’s limitation on investments on illiquid securities.

The writing and purchase of options is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options for hedging purposes depends in part on the Adviser’s ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

Pay-in-Kind Securities, Zero Coupon and Capital Appreciation Bonds. To the extent consistent with its investment objective, the All-Cap Value and Core Bond Funds may invest up to 5% of their net assets in pay-in-kind (“PIK”) securities. PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similarly, zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The amount of the discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. A portion of the discount with respect to stripped tax-exempt securities or their coupons may be taxable. Such securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

PIK securities, zero coupon bonds and capital appreciation bonds involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities may not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund. Additionally, the market prices of PIK securities, zero coupon bonds and capital appreciation bonds generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are higher than long-term capital gain tax rates for middle and upper income taxpayers. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average, such as during the majority of the last ten years.

There are no limitations on the length of time that securities must be held by any Fund and a Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable Fund and its shareholders. The actual portfolio turnover rates for each Predecessor Fund are noted in the Prospectuses.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the applicable Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of a Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. It should be noted that if a Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of that Fund would increase. Increased portfolio turnover results in increased brokerage costs, which a Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Funds will trade their portfolio securities without regard to the length of time for which they have been held. To the extent that a Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

Purchase Warrants. Each Fund may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. These Funds may not invest more than 5% of each Fund’s respective net assets in purchase warrants and similar rights.

Real Estate Investment Trust Securities. The Funds may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

The REITs in which the Funds may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. Each Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. Each Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Repurchase Agreements. The Funds may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). The financial institutions with whom the Funds may enter into repurchase agreements will be banks which the Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Funds may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by the Adviser. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, a Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by a Fund is subsequently downgraded below investment grade, the Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Risk Considerations of Lower Rated Securities. The WPG Small Cap Value Fund and the All-Cap Value Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s or B by S&P (or their equivalents or, if unrated, determined by the Adviser to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in a Fund’s portfolio is downgraded by a rating service, such action will be considered by the Adviser in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates.

An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Long/Short Equity Fund may invest up to 20% of its net assets in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund will invest in High Yield Debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments and, while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. However, since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a fixed income security owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and a Fund’s net asset value, to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets, to the extent it holds such fixed income securities.

In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Adviser’s ability to accurately value such securities and a Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, a Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Special Situation Companies. The WPG Small Cap Value Fund, Core Bond Fund, and SAM Funds may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” The Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. The Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

Securities of Unseasoned Issuers. Each of the Funds may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, provided the aggregate investment in such securities would not exceed (a) 25% of net assets for the Long/Short Equity and WPG Small Cap Value Fund, to the extent consistent with each Fund’s primary investment strategies as set forth in the Prospectuses and with each Fund’s policy on investments in illiquid securities; or (b) 5% of net assets for each of the Large Cap Value, Mid Cap Value, Small Cap Value, All-Cap Value and the SAM Funds. The term “unseasoned” refers to issuers which, together with their predecessors, have been in operation for less than three years.

Short Sales. The 130/30 Large Cap Core, All-Cap Value and Long/Short Equity Funds may enter into short sales. Short sales are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividend which accrues during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund replaces a borrowed security in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid marketable securities, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the Securities and Exchange Commission (the “SEC”).

A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of a security sold short by the Fund. See the section entitled “Options” above.

The Funds anticipate that the frequency of short sales will vary substantially in different periods, and they do not intend that any specified portion of their assets, as a matter of practice, will be invested in short sales. However, no securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 100% of the value of a Fund’s net assets.

Short Sales “Against the Box.” In addition to the short sales discussed above, the 130/30 Large Cap Core, All-Cap Value and Long/Short Equity Funds may make short sales “against the box,” transactions in which a Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. It currently is anticipated that the Funds will make short sales against the box for purposes of protecting the value of the Funds’ net assets.

Structured Securities. The All-Cap Value Fund and SAM Funds may invest up to 5% of their net assets in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indictors (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Temporary Investments. Although the Funds invest primarily in equity securities, for temporary defensive purposes, the Funds may hold cash or invest in a variety of money market instruments and short-term and medium-term debt securities including: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities.

U.S. Government Obligations. The Funds may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Ginnie Mae and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Freddie Mac and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Fannie Mae and the Federal Loan Banks. Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

Each Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, but not limited to, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (TIPS). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity. The Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds do not presently intend to invest more than 5% of each Fund’s respective net assets in U.S. government obligations.

When-Issued Purchases and Forward Commitments. To the extent consistent with their respective investment objectives, each Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis. When a Fund agrees to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis, the custodian will set aside cash, U.S. government securities or other liquid assets equal to the amount of the purchase or the commitment in a separate account. The market value of the separate account will be monitored and if such market value declines, the Fund will subsequently be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.

The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Fund’s NAV starting on the day that the Fund agrees to purchase the securities. The Funds do not earn interest on the securities committed to purchase until the securities are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment remains in effect.

INVESTMENT LIMITATIONS

The Funds have adopted the following fundamental investment limitations which may not be changed with respect to the Funds without the affirmative vote of the holders of a majority of the Funds’ outstanding shares (as defined in Section 2(a) (42) of the 1940 Act). As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of a Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund. Each Fund’s investment goals and strategies described in the Prospectuses may be changed by the Company’s Board of Directors without the approval of the Fund’s shareholders.

Each Boston Partners Fund may not:

1.

Borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements and the Large Cap Value, Mid Cap Value, Small Cap Value and All-Cap Value Funds may enter into dollar rolls for temporary purposes in amounts up to one-third of the value of each Fund’s respective total assets at the time of such borrowing and provided that, for any borrowing with respect to the Large Cap Value, Mid Cap Value, All-Cap Value and Long/Short Equity Funds, there is at least 300% asset coverage for the borrowings of the Fund. A Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, with respect to the Large Cap Value, Mid Cap Value, All-Cap Value and Long/Short Equity Funds, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33 1/3% of the value of the Fund’s total assets at the time of such borrowing, provided that for the All-Cap Value and Long/Short Equity Funds: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, stock index, interest rate, currency or other futures, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to swaps and other derivatives are not deemed to be a pledge or other encumbrance of assets, and provided that for the Large Cap Value, Mid Cap Value and All-Cap Value Funds, any collateral arrangements with respect to the writing of options, futures contracts and options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets. The Small Cap Value, Large Cap Value, Mid Cap Value and All-Cap Value Funds will not purchase securities while aggregate borrowings (including reverse repurchase agreements, dollar rolls and borrowings from banks) are in excess of 5% of total assets. Securities held in escrow or separate accounts in connection with a Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation; (For purposes of this Limitation No. 1, any collateral arrangements with respect to, if applicable, the writing of options and futures contracts, options on futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets).

2.	Issue any senior securities, except as permitted under the 1940 Act; (For purposes of this Limitation No. 2, neither the collateral arrangements with respect to options and futures identified in Limitation No. 1, nor the purchase or sale of futures or related options are deemed to be the issuance of senior securities).

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.	Purchase or sell commodities or commodity contracts, except that a Fund may deal in forward foreign exchanges between currencies of the different countries in which it may invest and purchase and sell stock index and currency options, stock index futures, financial futures and currency futures contracts and related options on such futures;

6.	Make loans, except through loans of portfolio instruments and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan;

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities); or

8.

Purchase the securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, if immediately after and as a result of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such limitations.

In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund may not:

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;

For purposes of Investment Limitation No. 1, collateral arrangements with respect to, if applicable, the writing of options, futures contracts, options on futures contracts, forward currency contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security for purposes of Investment Limitation No. 2.

In addition to the fundamental investment limitations specified above, the Long/Short Equity Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Long/Short Equity Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except for short-term credits necessary for clearance of portfolio transactions, and except that the Fund may make margin deposits in connection with its use of short sales, options, futures contracts, options on futures contracts and forward contracts.

The Boston Partners Funds may invest in securities issued by other investment companies within the limits prescribed by the 1940 Act. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

Securities held by the Boston Partners Funds generally may not be purchased from, sold or loaned to the Adviser or its affiliates or any of their directors, officers or employees, acting as principal, unless pursuant to a rule or exemptive order under the 1940 Act.

If a percentage restriction under one of the Boston Partners Funds’ investment policies or limitations or the use of assets is adhered to at the time a transaction is effected, later changes in percentages resulting from changing values will not be considered a violation (except with respect to any restrictions that may apply to borrowings or senior securities issued by the Fund).

Each WPG Fund may not:

Core Bond Fund

1. With respect to 75% of its total assets, purchase securities of an issuer (other than U.S. government securities or repurchase agreements collateralized by U.S. government securities and shares of other investment companies), if:

(a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

2. Purchase or sell real estate (other than securities secured by real estate or interests therein, or issued by entities which invest in real estate or interests therein), but it may lease office space for its own use and invest up to 15% of its assets in publicly held real estate investment trusts.

3. Borrow amounts in excess of 33% of its total assets (including the amount borrowed) and then only as a temporary measure for extraordinary or emergency purposes. This restriction shall not apply to reverse repurchase agreements entered into in accordance with the Fund’s investment policies.

4. Make loans, except that this restriction shall not prohibit the purchase of or investment in bank certificates of deposit or bankers acceptances, the purchase and holding of all or a portion of an issue of publicly distributed debt securities, the lending of portfolio securities and the entry into repurchase agreements.

5. Engage in the business of underwriting securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act, when it purchases or sells portfolio securities in accordance with its investment objectives and policies; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

6. Purchase securities, excluding U.S. government securities, of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

7. Issue senior securities, except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

8. Invest in commodities or in commodities contracts, except that the Fund may purchase and sell financial futures contracts on securities, indices and currencies and options on such futures contracts, and the Fund may purchase securities on a forward commitment or when-issued basis.

WPG Small Cap Value Fund

1. Purchase securities of one or more issuers conducting their principal business activity in the same industry, if immediately after such purchase the value of its investments in such industry would exceed 25% or more of its total assets provided that this restriction shall not apply to securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

2. With respect to 75% of its total assets, the Fund may not purchase securities of an issuer (other than the U.S. government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. government securities and other investment companies), if:

(a) such purchase would cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or

(b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

3. Lease, acquire, purchase, sell or hold real estate, but it may lease office space for its own use and invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

4. Purchase or sell commodities or commodities contracts, except futures contracts, including but not limited to contracts for the future delivery of securities and contracts based on securities indices and options on such futures contracts, and forward foreign currency exchange contracts.

5. Lend money, except that it may (i) invest in all or a portion of an issue of bonds, debentures and other obligations distributed publicly or of a type commonly purchased by financial institutions (e.g., certificates of deposit, bankers’ acceptances or other short-term debt obligations) or other debt obligations in accordance with its objectives or (ii) enter into repurchase agreements; provided that the Fund will not enter into repurchase agreements of more than one week’s duration if more than 15% of its net assets would be invested therein together with other illiquid or not readily marketable securities.

6. Lend its portfolio securities unless the borrower is a broker, dealer, bank or other qualified financial institution; provided that the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the Rules and Regulations or interpretations of the SEC thereunder.

7. Engage in the business of underwriting the securities of others, except to the extent that the Fund may be deemed to be an underwriter under the 1933 Act when it purchases or sells portfolio securities; provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

8. Borrow money except as a temporary measure to facilitate the meeting of redemption requests or for extraordinary or emergency purposes, provided that the aggregate amount of such borrowings may not exceed 33% of the value of the Fund’s total assets (including the amount borrowed), at the time of such borrowing.

9. Issue senior securities except as permitted under the 1940 Act and except that the Fund may issue shares of beneficial interest in multiple classes or series.

Each Fund may, notwithstanding any other fundamental or non-fundamental investment restriction or policy, invest all of its assets in the securities of a single open-end investment company with substantially the same investment objectives, restrictions and policies as that Fund.

For purposes of the above fundamental investment restrictions regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications established by nationally recognized third-party statistical information services, such as S&P. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources.

In addition to the fundamental policies mentioned above, the Board has adopted the following non-fundamental policies which may be changed or amended by action of the Board without approval of shareholders. So long as these non-fundamental restrictions are in effect, a Fund may not:

(a) Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

(b) Purchase securities of any other investment company except as permitted by the 1940 Act.

(c) Purchase securities on margin, except any short-term credits, which may be necessary for the clearance of transactions and the initial, or maintenance margin in connection with options and futures contracts and related options.

(d) Invest more than 15% of its net assets in securities which are illiquid.

(e) Purchase additional securities if the Fund’s borrowings exceed 5% of its net assets.

130/30 Large Cap Core Fund

1. May not make investments inconsistent with the Fund’s classification as a diversified series of an open-end investment company under the 1940 Act, provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

For purposes of Investment Limitation 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and (ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.

2. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

3. Concentrate its investments in the securities of one or more issuers conducting their principal business activities in the same industry (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities), provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

For purposes of Investment Limitation 3, the Fund will currently not purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

4. Make loans except to the extent permitted by the 1940 Act.

For purposes of Investment Limitation 4, the Fund currently may engage in repurchase agreement transactions, in which the Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow the Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of the Fund’s investment program. The Fund would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests. In addition, the Fund currently may enter into securities lending transactions whereby the Fund would loan securities that it owns to institutions on a temporary basis. In these transactions, the Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. The value of the securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund’s returns. The Fund does not currently engage in securities lending. The investment limitation would also permit the Fund make other types of loans to the extent permitted by the 1940 Act.

5. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act, provided, however, that (a) collateral arrangements in connection with short sales, options, futures, options on futures or other permitted investment practices and collateral arrangements with respect to initial or variation margin for such transaction will not be deemed to be a pledge or other encumbrance of the Fund’s assets, and (b) assets held in escrow or in a separate account in connection with the Fund’s permitted investment practices will not be considered to be borrowings or deemed to be a pledge or other encumbrance of the Fund’s assets.

For purposes of Investment Limitation 5, the investment limitation would allow the Fund to borrow money and pledge its assets to secure borrowings to the extent permitted by the 1940 Act, including borrowings from institutions other than banks. Currently, the Fund will limit borrowings to one-third of its total assets. The Fund, however, would be free to amend its borrowing limitations if applicable law changes or the Fund receives an exemption from the requirements imposed by applicable law. The Fund neither has nor currently proposes to file a request for exemptive relief to permit it to borrow with an asset coverage ratio of less than 300%. Moreover, there can be no assurance that the SEC Staff would grant exemptive or similar relief if requested. Under the investment limitation, the Fund could borrow money for temporary, extraordinary or emergency purposes or for the clearance of transactions and to take advantage of investment opportunities. Borrowings of securities in connection with short sales and other short positions are not considered to involve borrowings of money.

6. Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

Each SAM Fund may not:

1. Purchase, sell or invest in commodities or commodity contracts or real estate or interests in real estate, except futures contracts on securities and securities indices and options on such futures, forward foreign currency exchange contracts and except that the Fund may purchase, sell or invest in marketable securities of companies holding real estate or interests in real estate, including real estate investment trusts.

2. Make loans except to the extent permitted by the 1940 Act.

3. Borrow money, issue senior securities or mortgage, pledge or hypothecate its assets except to the extent permitted by the 1940 Act, provided, however, that (a) collateral arrangements in connection with short sales, options, futures, options on futures or other permitted investment practices and collateral arrangements with respect to initial or variation margin for such transactions will not be deemed to be a pledge or other encumbrance of the Fund’s assets, and (b) assets held in escrow or in a separate account in connection with the Fund’s permitted investment practices will not be considered to be borrowings or deemed to be a pledge or other encumbrance of the Fund’s assets.

4. Engage in the business of underwriting the securities of other issuers (except as the Fund may be deemed an underwriter under the 1933 Act in connection with the purchase and sale of portfolio securities in accordance with its investment objective and policies); provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

5. Except during temporary defensive periods, purchase the securities of any issuer if, as a result of such purchase, less than 25% of the assets of (a) the Sustainable Water Fund would be invested in the securities of Water-Related Issuers and (b) the Sustainable Climate Fund would be invested in the securities of Climate-Related Issuers.

For purposes of Investment Limitation No. 2, the Funds currently may engage in repurchase agreement transactions, in which a Fund purchases securities from a broker or bank with an agreement by the seller to repurchase the securities at an agreed upon price at an agreed upon time. These transactions allow a Fund to invest its cash to generate income, usually on a short-term basis, while maintaining liquidity to honor its redemption obligations. Generating portfolio income through investment in repurchase agreements is not an integral part of the Funds’ investment programs. The Funds would engage in these transactions primarily to keep its cash fully invested, but available to meet redemption requests. In addition, the Funds currently may enter into securities lending transactions whereby a Fund would loan securities that it owns to institutions on a temporary basis. In these transactions, the Fund transfers its ownership interest in a security with the right to receive income from the borrower and the right to have the security returned to the Fund on short notice, for example, to enable the Fund to vote the securities. The value of the securities loaned by each of the Funds will not exceed one-third of the value of the Fund’s total assets. Securities lending allows a Fund to generate income on portfolio securities to enhance the Fund’s returns. The investment limitation would also permit the Fund make other types of loans to the extent permitted by the 1940 Act.

Except with respect to each WPG and SAM Fund’s fundamental investment restriction regarding borrowings, any investment limitation of a WPG Fund or SAM Fund that is expressed as a percentage is determined at the time of investment by the Fund. An increase or decrease in a Fund’s net asset value or a company’s market capitalization subsequent to a Fund’s initial investment will not affect the Fund’s compliance with the percentage limitation or the company’s status as small, medium or large cap. From time to time, the Adviser may include as small, medium or large cap certain companies having market capitalizations outside the definitions described in the Prospectuses. Under the 1940 Act, each WPG Fund or SAM Fund will be required to maintain continuous asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the applicable Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage, within three days (not including Sundays and holidays) or such longer period as the rules and regulations of the SEC prescribe. In addition, under the 1940 Act, each WPG Fund or SAM Fund may not invest more than 5% of its assets in the securities of any issuer that derives more than 15% of its gross revenue from a securities-related business, unless an exemption is available under the 1940 Act or the rules thereunder.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Funds, a policy relating to the disclosure of each Fund’s portfolio securities to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Funds’ portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of a Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Funds’ portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Advisers currently make the Funds’ complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.robecoinvest.com as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting
Complete Portfolio Holdings	Quarterly*	30 days after the end of each calendar quarter for the Boston Partners and WPG Funds and 60 days after the end of each calendar quarter for the SAM Funds

Top 10 Portfolio Holdings and other portfolio characteristics	Quarterly	10 days after the end of each calendar quarter

*	The complete long positions only for the Long/Short Equity Fund and the 130/30 Large Cap Core Fund will be publicly available on the Adviser’s website at www.robecoinvest.com as of each calendar quarter (March 31, June 30, September 30 and December 31) 30 days following the quarter end.

The scope of the information relating to the Funds’ portfolios that is made available on the web site may change from time to time without notice. The Adviser or its affiliates may include each Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Funds’ portfolio holdings that is not publicly available to its third-party service providers of the Company, which include PFPC Trust Company and Mellon Bank N.A., the custodians for the Boston Partners, WPG, and SAM Funds, respectively; PFPC Inc., the administrator, accounting agent and transfer agent; the Funds’ independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; GCom2Solutions, R.R. Donnelly and Command, the financial printers; and Institutional Shareholder Services, the Funds’ proxy voting service. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in a Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Adviser, to certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions as well as a 30-day time lag. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board of Directors of the Company or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions. Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Funds’ portfolios.

The Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Funds.

Any violations of the policy set forth above as well as any corrective action undertaken to address such violations must be reported by the Adviser, director, officer or third party service provider to the Company’s Chief Compliance Officer, who will determine whether the violation should be reported immediately to the Board of Directors of the Company or at its next quarterly Board meeting.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the direction of the Company’s Board of Directors. The Company is organized under and managed pursuant to Maryland law. The Directors and executive officers of the Company, their dates of birth, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
DISINTERESTED DIRECTORS
Julian A. Brodsky Comcast Corporation 1500 Market Street, 35th Floor Philadelphia, PA 19102 DOB: 7/16/33	Director	1988 to present	Since 1969, Director and Vice Chairman, Comcast Corporation (cable television and communications); Director, NDS Group PLC (provider of systems and applications for digital pay TV).	21	Comcast Corporation; AMDOCS Limited (service provider to telecommunications companies)

Nicholas A. Giordano 1755 Governors Way Blue Bell, PA 19422 DOB: 03/7/43	Director	Since 2006	Consultant, financial services organizations from 1997 to present.	21	Kalmar Pooled Investment Trust; WT Mutual Fund; Independence Blue Cross; IntriCon Corporation (industrial furnaces and ovens); Commerce Bank

Francis J. McKay Fox Chase Cancer Center 333 Cottman Avenue Philadelphia, PA 19111 DOB: 12/06/35	Director	1988 to present	Since 2000, Vice President, Fox Chase Cancer Center (biomedical research and medical care).	21	None

Arnold M. Reichman 106 Pierrepont Street Brooklyn, NY 11201 DOB: 5/21/48	Chairman Director	2005 to present 1991 to present	Director, Gabelli Group Capital Partners, L.P. (an investment partnership) from 2000 to 2006.	21	None

Mark A. Sargent Villanova University School of Law 299 North Spring Mill Road Villanova, PA 19085 DOB: 4/28/51	Director	Since 2006	Dean and Professor of Law, Villanova University School of Law since July 1997; Member Board of Governors, Financial Industry Regulatory Authority, Inc. (2007 – Present).	21	WT Mutual Fund

Marvin E. Sternberg Moyco Technologies, Inc. 200 Commerce Drive Montgomeryville, PA 18936 DOB: 3/24/34	Director	1991 to present	Since 1974, Chairman, Director and President, Moyco Technologies, Inc. (manufacturer of precision coated and industrial abrasives). Since 1999, Director, Pennsylvania Business Bank.	21	Moyco Technologies, Inc.

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
Robert A. Straniere 300 East 57th Street New York, NY 10022 DOB: 3/28/41	Director	Since 2006	Member, New York State Assembly (1981-2004); Founding Partner, Straniere Law Firm (1980 to date); Partner, Gotham Strategies (consulting firm) (2005 to date); Partner, The Gotham Global Group (consulting firm) (2005 to date); President, The New York City Hot Dog Company (2005 to date); and Partner, Kanter-Davidoff (law firm) (2006 to date).	21	Reich and Tang Group (asset management); The Sparx Asia Funds (registered investment company)

INTERESTED DIRECTORS[2]

Robert Sablowsky Oppenheimer & Company, Inc. 200 Park Avenue New York, NY 10166 DOB: 4/16/38	Director	1991 to present	Since July 2002, Senior Vice President and prior thereto, Executive Vice President of Oppenheimer & Co., Inc., formerly Fahnestock & Co., Inc. (a registered broker-dealer). Since November 2004, Director of Kensington Funds.	21	Kensington Funds (registered investment company)

J. Richard Carnall 103 Bellevue Parkway Wilmington, DE 19809 DOB: 9/25/38	Director	2002 to present	Director of PFPC Inc. from January 1987 to April 2002, Chairman and Chief Executive Officer of PFPC Inc. until April 2002, Executive Vice President of PNC Bank, National Association from October 1981 to April 2002, Director of PFPC International Ltd. (financial services) from August 1993 to April 2002, Director of PFPC International (Cayman) Ltd. (financial services) from September 1996 to April 2002; Governor of the Investment Company Institute (investment company industry trade organization) from July 1996 to January 2002; Director of PNC Asset Management, Inc. (investment advisory) from September 1994 to March 1998; Director of PNC National Bank from October 1995 to November 1997; Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.) since 1984; and Director of Cornerstone Bank since March 2004.	21	Cornerstone Bank

Name, Address, and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director
OFFICERS

Edward J. Roach 103 Bellevue Parkway Wilmington, DE 19809 DOB: 6/29/24	President and Treasurer	1991 to present and 1988 to present	Certified Public Accountant; Vice Chairman of the Board, Fox Chase Cancer Center; Trustee Emeritus, Pennsylvania School for the Deaf; Trustee Emeritus, Immaculata University; Managing General Partner, President since 2002, Treasurer since 1981 and Chief Compliance Officer since September 2004 of Chestnut Street Exchange Fund.	N/A	N/A

Jennifer Rogers 301 Bellevue Parkway 2nd Floor Wilmington, DE 19809 DOB: 7/28/74	Secretary	2007 to present	Since 2005, Vice President and Associate Counsel, PFPC Inc. (financial services company); Associate, Stradley, Ronon, Stevens & Young, LLC (law firm) from 1999 to 2005.	N/A	N/A

Salvatore Faia, Esquire, CPA Vigilant Compliance Services 186 Dundee Drive, Suite 700 Williamstown, NJ 08094 DOB: 12/25/62	Chief Compliance Officer	Since 2004	President, Vigilant Compliance Services since 2004; Senior Legal Counsel, PFPC Inc. from 2002 to 2004; Chief Legal Counsel, Corviant Corporation (Investment Adviser, Broker-Dealer and Service Provider to Investment Advisers and Separate Accountant Providers) from 2001 to 2002.	N/A	N/A

*	Each Director oversees twenty one portfolios of the Company that are currently offered for sale.
1.	Subject to the Company’s Retirement Policy, each Director, except Messrs. Giordano, Sargent and Straniere, may continue to serve as a Director until the last day of year 2011, unless otherwise extended by vote of the disinterested Directors, or until his successor is elected and qualified or his death, resignation or removal. Subject to the Company’s Retirement Policy, Messrs. Giordano, Sargent and Straniere may serve until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. Each officer holds office at the pleasure of the Board of Directors until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Messrs. Carnall and Sablowsky are considered “interested persons” of the Company as that term is defined in the 1940 Act. Mr. Carnall is an “interested Director” of the Company because he owns shares of The PNC Financial Services Group, Inc. The investment adviser to the Company’s Money Market Portfolio, BlackRock Institutional Management Corporation; the investment adviser to the Company’s Senbanc Fund, Hilliard Lyons Research Advisors, a division of J.J.B. Hilliard, W.L. Lyons, Inc.; and the Company’s principal underwriter, PFPC Distributors, Inc., are indirect subsidiaries of The PNC Financial Services Group, Inc. Mr. Sablowsky is considered an “interested Director” of the Company by virtue of his position as an officer of Oppenheimer & Co., Inc., a registered broker-dealer.

The Board and Standing Committees

Board. The Board of Directors is comprised of nine individuals, two of whom are considered “interested” Directors as defined by the 1940 Act. The remaining Directors are referred to as “Disinterested” or “Independent” Directors. The Board meets at least quarterly to review the investment performance of each portfolio in the mutual fund family and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Currently, the Board of Directors has an Audit Committee, an Executive Committee, a Nominating Committee and a Regulatory Oversight Committee. The responsibilities of each committee and its members are described below.

Audit Committee. The Board has an Audit Committee comprised only of Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Giordano, McKay and Sternberg. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened six times during the fiscal year ended August 31, 2007.

Executive Committee. The Board has an Executive Committee comprised only of Independent Directors. The current members of the Executive Committee are Messrs. Brodsky, Reichman, Sargent and Sternberg. The Executive Committee may generally carry on and manage the business of the Company when the Board of Directors is not in session. The Executive Committee did not convene during the fiscal year ended August 31, 2007.

Nominating Committee. The Board has a Nominating Committee comprised only of Independent Directors. The current members of the Nominating Committee are Messrs. Brodsky, McKay and Sargent. The Nominating Committee recommends to the Board of Directors all persons to be nominated as Directors of the Company. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Company’s Secretary. The Nominating Committee convened once during the fiscal year ended August 31, 2007.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of two interested Directors and three Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sargent, Sablowsky and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee was created on May 23, 2007 by the Company’s Board of Directors and convened once during the fiscal year ended August 31, 2007.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Funds and in all of the portfolios (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2006.

Name of Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
DISINTERESTED DIRECTORS
Julian A. Brodsky	Over $100,000 (Long/Short – Institutional)	Over $100,000
Francis J. McKay	$50,001 - $100,000 (Large Cap Value, Mid Cap Value, Small Cap Value)	Over $100,000
Arnold M. Reichman	None	Over $100,000
Marvin E. Sternberg	None	None
Nicholas Giordano	None	None
Mark Sargent	None	None
Robert Straniere	None	$1- $10,000

INTERESTED DIRECTORS
J. Richard Carnall	None	None
Robert Sablowsky	Over $100,000 (Long/Short – Institutional) Over $100,000 (Mid Cap – Institutional)	Over $100,000

Directors’ and Officers’ Compensation

Since May 23, 2007, the Company pays each Director at the rate of $17,500 annually, $3,500 per meeting of the Board of Directors and $500 for each committee meeting lasting up to one hour or $1,500 for each committee meeting lasting over one hour attended by a Director or in which he participates, whether or not it is held in conjunction with a Board meeting. Prior to November 15, 2007, no Director was paid for a committee meeting if it was held in conjunction with a Board meeting. The Chairman of the Board receives an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee, Nominating Committee and Regulatory Oversight Committee receives an additional fee of $4,000 per year for his services. From February 15, 2006 to May 23, 2007, the Company paid each Director at the rate of $17,500 annually and $3,500 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. Each Director received a fee of $500 for telephonic Board or Committee meetings lasting one-half hour or less. The Chairman of the Board received an additional fee of $12,000 per year for his services in this capacity, and the Chairman of the Audit Committee received an additional fee of $4,000 per year for his services. Prior to February 15, 2006, the Company paid each Director at the rate of $16,500 annually and $1,375 per meeting of the Board of Directors or any committee thereof that was not held in conjunction with a Board meeting. In addition, the Chairman of the board received an additional fee of $6,600 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors or any committee thereof. The Company also compensates its President and Treasurer and Chief Compliance Officer for their respective services to the Company. For the fiscal year ended August 31, 2007, each of the following members of the Board of Directors and the President and Treasurer and Chief Compliance Officer received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from Registrant	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors or Officers
Independent Directors:
Julian A. Brodsky, Director	$38,500	N/A	N/A	$38,500
Nicholas A. Giordano, Director*	$33,267	N/A	N/A	$33,267
Francis J. McKay, Director	$40,500	N/A	N/A	$40,500
Arnold M. Reichman, Director and Chairman	$52,500	N/A	N/A	$52,500
Mark A. Sargent, Director*	$34,267	N/A	N/A	$34,267
Marvin E. Sternberg, Director	$44,500	N/A	N/A	$44,500
Robert A. Straniere, Director*	$40,000	N/A	N/A	$40,000

Interested Directors:
J. Richard Carnall, Director and former Chairman	$40,500	N/A	N/A	$40,500
Robert Sablowsky, Director	$40,500	N/A	N/A	$40,500

Officers:
Salvatore Faia, Esquire, CPA Chief Compliance Officer	$232,171	N/A	N/A	$232,171
Edward J. Roach, President and Treasurer	$43,000	$4,300	N/A	$47,300

As of December 31, 2006, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

On October 24, 1990, the Company adopted, as a participating employer, the Fund Office Retirement Profit-Sharing Plan and Trust Agreement, a retirement plan for employees (currently Edward J. Roach), pursuant to which the Company will contribute on a quarterly basis amounts equal to 10% of the quarterly compensation of each eligible employee. By virtue of the services performed by the Company’s investment advisers, custodians, administrators and distributor, the Company itself requires only one part-time employee. No officer, Director or employee of the Adviser or the distributor currently receives any compensation from the Company.

Certain Interests of Independent Director

Mr. Brodsky serves as a member of the Board of Directors of Comcast Corporation (“Comcast”). Comcast has a $5 billion revolving credit facility with a lending syndicate of 27 banks, one of which is Merrill Lynch Bank USA (“ML Bank”), an affiliate of Merrill Lynch & Co., Inc. (“Merrill Lynch”), which owns a controlling interest in BlackRock, Inc., the parent company of BIMC. ML Bank’s obligation as part of the syndicate is limited to

$100 million, or approximately 2.0% of the total amount of the credit facility. The credit facility is used for working capital, capital expenditures, commercial paper backup and other lawful corporate purposes. There were no amounts outstanding on the ML Bank pro rata share of the credit facility during the period January 1, 2005 through December 31, 2006 (including any predecessor credit facility in effect during such period), based on month-end balances. There was no balance outstanding on the ML Bank pro rata share of the credit facility as of December 1, 2007. The interest rate on amounts drawn under the credit facility is based upon Comcast’s credit ratings. As of December 1, 2007, the interest rates are (i) for amounts undrawn, London Interbank Offered Rate (“LIBOR”) plus 8 basis points; (ii) for the first draw up to 50% drawn, LIBOR plus 35 basis points; and (iii) for amounts drawn greater than 50% drawn, LIBOR plus 45 basis points. During the period January 1, 2005 through December 31, 2006, Merrill Lynch participated as an underwriter in 6 (six) Comcast debt offerings. Merrill Lynch served as a joint book-running manager in 2 (two) of those debt offerings. Comcast has advised the Company that on average its institutional debt offerings include 23 firms in the underwriting syndicate and its retail debt offerings include 53 firms in the underwriting syndicate. For the underwriting services provided during this period, Merrill Lynch received fees from Comcast of approximately $11.8 million. Merrill Lynch also serves as the administrator to Comcast’s stock option plan and restricted stock plan and received an annual fee of no more than $800,000 for each of the two years in the period January 1, 2005 through December 31, 2006.

CODE OF ETHICS

The Company, the Advisers and PFPC Distributors, Inc. (“PFPC Distributors”) have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company.

PROXY VOTING

The Board of Directors has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by each Fund to the Fund’s Adviser, subject to the Board’s continuing oversight. In exercising its voting obligations, each Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Funds. Each Adviser will consider factors affecting the value of the Funds’ investments and the rights of shareholders in its determination on voting portfolio securities.

Each Adviser has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by the Funds. Each Adviser employs a third party service provider, Institutional Shareholder Service (“ISS”), to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on each Adviser’s policy, as to how to vote such proxies. A copy of Robeco’s and SAM’s Proxy Voting Policies is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of December 11, 2007, to the Company’s knowledge, the following named persons at the addresses shown below were owners of record of approximately 5% or more of the total outstanding shares of the classes of the Fund indicated below. See “Additional Information Concerning Company Shares” below. Any shareholder that owns 25% or more of the outstanding shares of a portfolio or class may be presumed to “control” (as that term is defined in the 1940 Act) the portfolio or class. Shareholders controlling a portfolio or class could have the ability to vote a majority of the shares of the portfolio or class on any matter requiring approval of the shareholders of the portfolio or class.

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of December 11, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco WPG 130/30 Large Cap Core Fund (Institutional)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94101-0000	96,546.092	12.50%

Robeco WPG 130/30 Large Cap Core Fund (Investor)	ROBECO USA LLC ATTN STEVE GARZA 909 3RD AVE NEW YORK NY 10022-4731	1.00	100%

Robeco WPG Small Cap Value Fund (Institutional)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94101-0000	183,251.281	5.75%

Robeco WPG Core Bond Fund (Institutional)	PARBANC CO 514 MARKET ST PARKERSBURG WV 26101-5144	1,973,575.878	19.69%

Robeco WPG Core Bond Fund (Institutional)	UNITE NATIONAL RETIREMENT FUND ATTN JOEL MUELLER 730 BROADWAY 10TH FLR NEW YORK NY 10003-9549	1,613,156.610	16.10%

Robeco WPG Core Bond Fund (Institutional)	CHARLES SCHWAB & CO INC REINVEST ACCOUNT 101 MONTGOMERY STREET SAN FRANCISCO CA 94101-0000	1,598,004.010	15.94%

Robeco WPG Core Bond Fund (Institutional)	SEI PRIVATE TRUST CO C/O M&T BANK 1 FREEDOM VALLEY DR OAKS PA 19456	1,157,129.224	11.55%

Robeco WPG Core Bond Fund (Institutional)	LOUIS BERKOWITZ FAMILY FOUNDATION 1 HUNTINGTON QUADRANGLE STE 2512 MELVILLE NY 11747	723,612.222	7.22%

Robeco WPG Core Bond Fund (Institutional)	BANK OF AMERICA NA FBO MT LEBANON-POLICE PLAN PO BOX 831575 DALLAS TX 75283-1575	569,388.615	5.68%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of December 11, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)
Robeco WPG Core Bond Fund (Retirement)	ROBECO USA LLC ATTN STEVE GARZA 909 3RD AVE NEW YORK NY 10022-4731	2,035.498	100%

Robeco WPG Core Bond Fund (Investor)	ROBECO USA LLC ATTN STEVE GARZA 909 3RD AVE NEW YORK NY 10022-4731	2,032.090	100%

Robeco SAM Sustainable Climate Fund (Institutional)	ROBECO INVESTMENT MANAGEMENT INC ATTN STEVE GARZA 909 3RD AVE NEW YORK NY 10022-4731	379,999.000	95.00%

Robeco SAM Sustainable Climate Fund (Institutional)	SUSTAINABLE ASSET MGMT USA, INC. ATTN JAMIE HORN 909 3RD AVE NEW YORK NY 10022-3255	20,000.000	5.00%

Robeco SAM Sustainable Climate Fund (Investor)	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK NY 10281-1003	5,077.069	75.05%

Robeco SAM Sustainable Climate Fund (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,196.303	17.68%

Robeco SAM Sustainable Climate Fund (Investor)	TIM KRUIS C/O PFPC INC. P.O. BOX 9816 PROVIDENCE, RI. 02940	490.196	7.25%

Robeco SAM Sustainable Water Fund (Institutional)	ROBECO INVESTMENT MANAGEMENT INC ATTN STEVE GARZA 909 3RD AVE NEW YORK NY 10022-4731	389,999.000	95.14

Robeco SAM Sustainable Water Fund (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	7,519.048	80.19%

Robeco SAM Sustainable Water Fund (Investor)	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK NY 10281-1003	1,361.534	14.52%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of December 11, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)

Robeco SAM Sustainable Water Fund (Investor)	TIM KRUIS C/O PFPC INC. P.O. BOX 9816 PROVIDENCE, RI. 02940	495.540	5.28%

Robeco Boston Large Cap Value Fund (Institutional)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,507,797.544	53.78%

Robeco Boston Large Cap Value Fund (Institutional)	NEW ENGLAND HISTORIC GENEALOGICAL SOCIETY 101 NEWBURY ST BOSTON MA 02116-3062	221,254.932	7.91%

Robeco Boston Large Cap Value Fund (Institutional)	CITY OF MANCHESTER NH CEMETERY TRUST CITY OF MANCHESTER 1 CITY HALL PLZ MANCHESTER NH 03101-2099	145,452.017	5.20%

Robeco Boston Large Cap Value Fund (Institutional)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR 200 LIBERTY ST # CE NEW YORK NY 10281-1003	144,979.290	5.18%

Robeco Boston Large Cap Value Fund (Investor)	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK NY 10281-1003	534,648.504	37.10%

Robeco Boston Large Cap Value Fund (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	471,048.674	32.69%

Robeco Boston Large Cap Value Fund (Investor)	ICMA-RC SERVICES LLC 777 NORTH CAPITOL ST NE WASHINGTON DC 20002	135,181.088	9.38%

Robeco Boston Large Cap Value Fund (Investor)	SEI PRIVATE TRUST COMPANY FBO C/O FIRST HAWAII BANK FBO HAWAII IRON WORKERS 1 FREEDOM VALLEY DR OAKS PA 19456	65,324.849	4.53%

Robeco Boston Mid Cap Value Fund (Institutional)	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	2,823,141.451	90.50%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of December 11, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)

Robeco Boston Mid Cap Value Fund (Investor)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR 200 LIBERTY ST # CE NEW YORK NY 10281-1003	391,412.091	31.15%

Robeco Boston Mid Cap Value Fund (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	295,278.093	23.50%

Robeco Boston Small Cap Value Fund (Institutional)	WACHOVIA BANK FBO VARIOUS RETIREMENT PLANS 1525 WEST WT HARRIS BLVD CHARLOTTE, NC 28288-1076	715,252.608	16.93%

Robeco Boston Small Cap Value Fund (Institutional)	LAUER & CO C/O GLENMEDE TRUST COMPANY ATTN MARIE KNUTTEL PO BOX 58997 PHILADELPHIA PA 19102-8997	474,152.606	11.22%

Robeco Boston Small Cap Value Fund (Institutional)	PLUMBERS AND STEAMFITTERS LOCAL NO 7 PENSION FUND ROBERT W VALENTY ADMINSTRATOR MARY ELLEN SMITH ASSISTANT ADM 308 WOLF RD LATHAM NY 12110-4802	392,616.452	9.29%

Robeco Boston Small Cap Value Fund (Institutional)	MERCER TRUST COMPANY TTEE FBO TECO ENERGY GRP RETIREMNT SERVICE PLAN ONE INVESTORS WAY ATTN DCPA TEAM NORWOOD MA 02062	304,029.417	7.20%

Robeco Boston Small Cap Value Fund (Institutional)	IBT AS TRST FBO EDWARD ANGELL PALMER AND DODGE RETIREMENT PLAN C/O INVESTORS BANK & TRUST 200 CLARENDON ST BOSTON MA 02117	253,252.340	5.99%

Robeco Boston Small Cap Value Fund (Institutional)	STATE STREET BK & TRST CO CUST FBO GUSTAVUS ADOLPHUS COLLEGE C/O RICH DAVIS 801 PENNSYLVANIA AVE 5TH FLOOR TOWER 2 KANSAS CITY MO 64105	248,287.895	5.88%

Robeco Boston Small Cap Value Fund (Institutional)	AUSTIN COLLEGE 900 N GRAND SUITE 6F SHERMAN TX 75090-4440	246,025.776	5.82%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of December 11, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)

Robeco Boston Small Cap Value Fund (Institutional)	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK NY 10281-1003	232,477.321	5.50%

Robeco Boston Small Cap Value Fund (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	42,448,284.508	43.80%

Robeco Boston Small Cap Value Fund (Investor)	NATIONAL FINANCIAL SERVICES CORP FOR THE EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CR NEW YORK NY 10281-1003	1,731,189.955	30.97%

Robeco Boston Small Cap Value Fund (Investor)	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	288,230.297	5.16%

Robeco Boston Long-Short Equity Fund (Institutional)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	1,437,794.687	36.90%

Robeco Boston Long-Short Equity Fund (Institutional)	CENTRAL PACIFIC BANK CUST FBO HAWAII CARPENTERS FINANCIAL SECURITY FUND C/O CT TRUST SERVICES 80 WEST STREET SUITE 201 RUTLAND VT 05701	841,443.541	21.60%

Robeco Boston Long-Short Equity Fund (Institutional)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR 200 LIBERTY ST # CE NEW YORK NY 10281-1003	342,220.464	8.78%

Robeco Boston Long-Short Equity Fund (Institutional)	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	253,811.888	6.51%

Robeco Boston Long-Short Equity Fund (Institutional)	AEGIS HOLDINGS (ONSHORE) INC FBO SUMMIT PRIVATE INVESTMENTS II LP (SUBJECT TO PLEDGE) 1221 AVENUE OF THE AMERICAS 6TH FL NEW YORK NY 10020-1001	216,848.741	5.57%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Owned as of December 11, 2007 *(Percentage of shares owned rounded to the nearest whole percentage)

Robeco Boston Long-Short Equity Fund (Investor)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENE OF OUR CUSTOMERS 200 LIBERTY ST # CE NEW YORK NY 10281-1003	316,157.967	46.38%

Robeco Boston Long-Short Equity Fund (Investor)	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR BENE OF CUST ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4122	85,803.035	12.59%

Robeco Boston Long-Short Equity Fund (Investor)	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	51,443.010	7.55%

Robeco Boston All Cap Value Fund (Institutional)	HOME HEALTH FOUNDATION 360 MERRIMACK ST #9 LAWRENCE MA 01843	330,595.677	34.07%

Robeco Boston All Cap Value Fund (Institutional)	BANK OF AMERICA TRST HUNTER DOUGLAS RETIREMENT PLAN ATTN SUSAN VETRO 210 MAIN ST HACKENSACK NJ 07601-7311	232,687.455	23.98%

Robeco Boston All Cap Value Fund (Institutional)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENE OF OUR CUSTOMERS ATTN MUTUAL FUNDS 5TH FLOOR 200 LIBERTY ST # CE NEW YORK NY 10281-1003	194,729.912	20.07%

Robeco Boston All Cap Value Fund (Institutional)	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	63,403.325	6.53%

Robeco Boston All Cap Value Fund (Investor)	NATIONAL FINANCIAL SVCS CORP FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS RUSS LENNON 200 LIBERTY STREET NEW YORK, NY 10281	69,837.822	31.67%

Robeco Boston All Cap Value Fund (Investor)	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS PO BOX 2226 OMAHA NE 68103-2226	43,928.981	19.92%

Robeco Boston All Cap Value Fund (Investor)	PERSHING LLC P.O. BOX 2052 JERSEY CITY, NJ 07303-9998	17,409.471	7.90%

Robeco Boston All Cap Value Fund (Investor)	SUSAN L LIPTON 550 PARK AVE NEW YORK NY 10021-7369	15,933.738	7.23%

As of December 11 2007, Directors and officers held less than 1% of the outstanding shares of each other portfolio or class within the Company.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Adviser

Effective January 1, 2007, Boston Partners Asset Management, L.L.C. (“Boston Partners”) and Weiss, Peck and Greer Investments (“WPG”), the former entities that provided investment advisory services to the Boston Partners Funds and WPG Funds, respectively, merged into and with Robeco USA, Inc., with Robeco USA, Inc. remaining as the surviving entity. All employees of Boston Partners and WPG were employees of the surviving entity as of that date. In addition, effective January 1, 2007, Robeco USA, Inc., which had been doing business under the name Robeco Investment Management, officially changed its name to Robeco Investment Management, Inc. (“Robeco”).

SAM renders advisory services to the SAM Funds pursuant to investment advisory agreements dated September 6, 2007 (the “Advisory Agreements”). SAM, located at 909 Third Avenue, 32nd Floor, New York, NY 10022, and Seefeldstrasse 215, CH-8008, Zurich, Switzerland, is an affiliate of Robeco. Robeco renders advisory services to the Boston Partners Funds and WPG Funds pursuant to investment advisory agreements dated December 29, 2003 and April 29, 2005, respectively (the “Advisory Agreements”). Robeco is wholly owned by Robeco US Holdings Inc., which is a subsidiary of Robeco International Holding B.V. Robeco International Holding B.V. is a subsidiary of Robeco Groep N.V., a Dutch investment management firm headquartered in Rotterdam, the Netherlands.

Founded in 1929, Robeco Groep N.V. is one of the world’s oldest asset management organizations and advisers to investment funds. As of September 30, 2007, Robeco Groep N.V. had approximately $209 billion (USD) in assets under management. Robeco Groep N.V. is 100% owned by Rabobank Nederland (“Rabobank”). Rabobank is a cooperative bank that is owned by a large number of local banks in the Netherlands.

Robeco Securities L.L.C. and Harbor Funds Distributors, Inc., registered broker dealers; Harbor Services Group, Inc., a shareholder servicing agent; and Harbor Capital Advisers, Inc., and Robeco Institutional Asset Management US, Inc., investment advisory firms, are subsidiaries of Robeco. In addition, by virtue of its common control under its parent company, Rabobank, Robeco is also affiliated with three broker dealers: Robeco Securities L.L.C., Harbor Funds Distributors, Inc. and Rabo Securities USA, Inc. By virtue of its common control under its parent company, Rabobank, SAM is an affiliate of one registered broker-dealer in addition to the two mentioned above: Rabo Securities USA, Inc. Robeco does not execute trades through any of these affiliates.

Robeco has investment discretion for the Boston Partners and WPG Funds and will make all decisions affecting the assets of the Funds under the supervision of the Company’s Board of Directors and in accordance with each Fund’s stated policies. Robeco will select investments for the Boston Partners and WPG Funds. SAM has investment discretion for the SAM Funds and will make all decisions affecting the assets of the SAM Funds under the supervision of the Company’s Board of Directors and in accordance with each Fund’s stated policies. SAM will select investments for the SAM Funds.

Subject to the supervision of the Company’s Board of Directors, the Advisers will provide for the overall management of the Funds, including (i) the provision of a continuous investment program for the Funds, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Funds, and (iii) the placement from time to time of orders for all purchases and sales made for the Funds. The Advisers will provide the services rendered by it in accordance with the Funds’ investment goals, restrictions and policies as stated in the Prospectuses and in this SAI. The Advisers will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Funds in connection with the performance of the Advisory Agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisers in the performance of their duties, or from reckless disregard of its obligations and duties under the Advisory Agreements.

For its services to the Boston Partners Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 2.25% of the Long/Short Equity Fund’s average daily net assets, 0.60% of the Large Cap Value Fund’s average daily net assets, 0.80% of the Mid Cap Value Fund’s average daily net assets, 1.25% of the Small Cap Value Fund’s average daily net assets and 0.80% of the All-Cap Value Fund’s average daily net assets. Until December 31, 2008, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Institutional Class of the Long/Short Equity Fund, the Large Cap Value Fund, the Mid Cap Value Fund, the Small Cap Value Fund and the All-Cap Value Fund of 2.50%, 0.75%, 1.00%, 1.55% and 0.95% (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes), respectively. Until December 31, 2008, Robeco has also agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Investor Class of the Long/Short Equity Fund, the Large Cap Value Fund, the Mid Cap Value Fund, the Small Cap Value Fund and the All-Cap Value Fund of 2.75%, 1.00%, 1.25%, 1.80% and 1.20% (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes), respectively.

For its services to the WPG Funds, Robeco is entitled to receive a monthly advisory fee under the Advisory Agreements computed at an annual rate of 0.45% of the Core Bond Fund’s average daily net assets, 0.75% of the 130/30 Large Cap Core Funds average daily net assets and as follows for the WPG Small Cap Value Fund:

•	0.90% of average daily net assets up to $300 million

•	0.80% of average daily net assets $300 million to $500 million

•	0.75% of average daily net assets in excess of $500 million

Until December 31, 2008, Robeco has agreed to waive its fees to the extent necessary to maintain an annualized expense ratio of 0.53% (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Retirement Class of the Core Bond Fund and 0.43%, 1.40% and 1.70% (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for the Institutional Class of the Core Bond Fund, 130/30 Large Cap Core Fund and the WPG Small Cap Value Fund, respectively. Until December 31, 2008, Robeco has also agreed to waive its fees to the extent necessary to maintain an annualized expense ratio for the Investor Class of the Core Bond Fund and the 130/30 Large Cap Core Fund of 0.68% and 1.65% (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes), respectively. There can be no assurance that Robeco will continue such waivers after December 31, 2008.

For the fiscal years ended August 31, 2007, 2006, and 2005 the Funds paid Robeco (formerly Boston Partners) advisory fees and Robeco waived advisory fees as follows:

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2007

Small Cap Value	$3,968,669	$46,594	$0
Long/Short Equity	$2,358,034	$178,584	$0
Large Cap Value	$181,020	$214,112	$0
Mid Cap Value	$137,163	$202,665	$0
All-Cap Value	$0	$145,900	$89,944

For the Fiscal Year Ended	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
August 31, 2006

Small Cap Value	$4,918,301	$19,577	$0
Long/Short Equity	$2,379,355	$183,451	$0
Large Cap Value	$156,952	$178,624	$0
Mid Cap Value	$187,267	$177,431	$0
All-Cap Value	$0	$108,690	$115,685

August 31, 2005

Small Cap Value	$5,519,326	$33,847	$0
Long/Short Equity	$2,004,315	$166,629	$0
Large Cap Value	$172,780	$152,258	$0
Mid Cap Value	$257,919	$163,631	$0
All-Cap Value	$0	$83,834	$136,440

WPG served as investment adviser to the Predecessor Funds. For services provided by Robeco (formerly WPG) to the WPG Funds for the fiscal year ended August 31, 2007 and August 31, 2006 and the period January 1, 2005 to August 31, 2005 and to the Predecessor Funds for the year ended December 31, 2004, the following advisory fees were paid:

Fund	Advisory Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2007

WPG Core Bond Fund	$78,585	$621,556	$0
WPG Small Cap Value Fund	$488,942	$0	$0
WPG 130/30 Large Cap Core Fund	$30,833	$111,580	$0

Fiscal Year Ended August 31, 2006

WPG Core Bond Fund	$138,796	$585,264	$0
WPG Small Cap Value Fund	$455,491	$0	$0
WPG 130/30 Large Cap Core Fund	$72,010	$77,630	$0

For the period January 1, 2005 to August 31, 2005

WPG Core Bond Fund	$142,139	$318,082	$0
WPG Small Cap Value Fund	$321,986	$0	$0
WPG 130/30 Large Cap Core Fund	$11,300	$99,468	$0

Fiscal Year Ended December 31, 2004

WPG Core Bond Fund	$261,393	$441,413	$0
WPG Small Cap Value Fund	$531,807	$0	$0
WPG 130/30 Large Cap Core Fund	$292,685	$42,989	$0

On July 20, 2005, Robeco USA, L.L.C. entered into an agreement with Harbor Capital Advisors, Inc., an affiliate of the Adviser (“Harbor”), pursuant to which Harbor will market all classes of shares of the Core Bond Fund to institutional investors that utilize one or more of the investment strategies offered by Robeco USA, L.L.C. For these services, Robeco, successor to Robeco USA, L.L.C., will pay Harbor 0.10% of the net assets in the investor accounts. This fee will be calculated by Robeco on a monthly basis with the fee for each month calculated using an average of the value of the assets in investor accounts on the first business day of the month and the last business day of the month. The fee will be paid by Robeco to Harbor quarterly in arrears.

For its services to the Funds, SAM is entitled to receive a monthly advisory fee under the Advisory Agreement computed at an annual rate of 1.00% of each Fund’s average daily net assets.

Through December 31, 2008, SAM has agreed to waive its advisory fees and/or reimburse expenses to the extent that each of the Sustainable Water Fund’s and Sustainable Climate Fund’s total annual operating expense ratio exceeds 1.50%, 1.75%, 1.75% and 2.25% (other than short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) with respect to Institutional Class, Investor Class, Class A and Class C shares. SAM may discontinue these arrangements at any time after December 31, 2008.

Each class of the Funds bears its own expenses not specifically assumed by Robeco or SAM. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Company’s Board of Directors in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the Prospectuses and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by Robeco or SAM; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and PFPC Inc. (“PFPC”); (i) fees and expenses of officers and Directors who are not affiliated with a portfolio’s investment adviser or PFPC Distributors; (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio’s investment adviser under its advisory agreement with the portfolio. Each class of the Funds pays its own distribution fees, if applicable, and may pay a different share than other classes of other expenses (excluding advisory and custodial fees) if those expenses are actually incurred in a different amount by such class or if it receives different services.

Under the Advisory Agreements, neither Robeco nor SAM will be liable for any error of judgment or mistake of law or for any loss suffered by the Funds or the Company in connection with the performance of the Advisory Agreements, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Robeco in the performance of its respective duties or from reckless disregard of its duties and obligations thereunder.

The Advisory Agreements for the Boston Partners Funds were most recently renewed on May 25, 2007 for a one-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreements were each approved by the shareholders of the Boston Partners Funds at a special meeting held on October 25, 2002. The Advisory Agreements are terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of each of the Boston Partners Funds, at any time without penalty, on 90 days’ written notice to Robeco. The Advisory Agreements for the WPG Funds were most recently approved on May 25, 2007 for a one-year term by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreements for the Funds were approved on September 6, 2007 for a term ending on August 16, 2009 by a vote of the Company’s Board of Directors, including a majority of those Directors who are not parties to the Advisory Agreements or “interested persons” (as defined in the 1940 Act) of such parties. The Advisory Agreements are terminable by vote of the Company’s Board of Directors or by the holders of a majority of the outstanding voting securities of each of the WPG Funds, at any time without penalty, on 60 days’ written notice to Robeco. The Advisory Agreements may also be terminated by Robeco on 60 days’ written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

Portfolio Managers

Description of Compensation. Portfolio managers’ compensation generally is comprised of a base salary and a discretionary bonus. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

•

Individual Contribution: a subjective evaluation of the professional’s individual contribution to team investment results as well as the individual’s success at meeting goals and objectives established at the beginning of each year;

•	Product Investment Performance: the performance of the investment product(s) versus a pre-designed index;

•	Investment Group Financial Performance: the financial results and/or revenues of the Portfolio Manager’s investment group; and

•	Firm Financial Performance: the overall financial performance of the firm.

Compensation for portfolio managers who are also members of Robeco’s senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

Certain investment professionals receive a profit participation interest in Robeco. These interests represent 20% of the value of the future growth of the firm and vesting periods span three years. In addition, full time investment professionals are eligible for the Robeco special profit sharing contribution plan after one full year of service.

Other Accounts. The table below discloses accounts, other than the particular Fund or Funds managed by the Portfolio Manager for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, for the Funds’ most recently completed fiscal year ended August 31, 2007.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
Large Cap Value Fund
1. Mark E. Donovan	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	98	$5,772	0	0
2. David J. Pyle*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	95	$5,681	0	0
Mid Cap Value Fund
1. Steven L. Pollack	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	7	$230	0	0
2. Joseph F. Feeney	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Small Cap Value Fund
1. David M. Dabora	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	39	$2,325	0	0

All-Cap Value Fund
1. Duilio Ramillo*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	37	$3,522	0	0
Long/Short Equity Fund
1. Robert T. Jones	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	1	$49	1	$49
	Other Accounts:	3	$142	3	$142
2. Mark E. Donovan	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	98	$5,772	0	0
WPG Core Bond Fund
1. James Ramsay *	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	8	$1,900	0	0
	Other Accounts:	516	$6,200	0	0

2. Sid Baskt *	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	8	$1,900	0	0
	Other Accounts:	67	$6,200	0	0

WPG Small Cap Value Fund
1. Richard A. Shuster*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	5	$244	0	0
	Other Accounts:	7	$27
2. Gregory N. Weiss*	Registered Investment Companies:	0	0	0	0
	Other Pooled Investment Vehicles:	5	$244	0	0
	Other Accounts:	7	$27
WPG 130/30 Large Cap Core Fund
1. Easton Ragsdale	Registered Investment Companies:	0	$0	0	$0

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets ($mm)	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance ($mm)
	Other Pooled Investment Vehicles:	4	$180	0	$0
	Other Accounts:	47	$2,460	0	$0
2. Peter Albanese	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	4	$180	0	$0
	Other Accounts:	47	$2,460	0	$0
Sustainable Water Fund
1. Dieter Küffer	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$3,267	0	$0
	Other Accounts:	1	$50	0	$0
2. Rainer Baumann	Registered Investment Companies:	1	$200	0	$0
	Other Pooled Investment Vehicles:	4	$470	0	$0
	Other Accounts:	3	$285	0	$0
Sustainable Climate Fund
1. Dr. Thiemo Lang	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$3267	0	$0
	Other Accounts:	1	$50	0	$0
2. Rainer Baumann	Registered Investment Companies:	0	$0	0	$0
	Other Pooled Investment Vehicles:	5	$389	0	$0
	Other Accounts:	0	$0	0	$0

*	The portfolio managers utilize a team based approach to other accounts managed. The portfolio managers are jointly and primarily responsible for the management of a portion of the total assets and number of accounts shown.

Conflict of Interest. Investment decisions for the fund portfolios are made in conjunction with decisions for other accounts in the same product. These accounts are predominately institutional in nature and some accounts do have contracts with negotiated performance-based fees. The managers of the Small Cap Value Fund, Messrs. Shuster and Weiss, and the manager of the Long/Short Equity Fund, Mr. Jones, also manage hedge funds. The Adviser recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds and separately managed accounts of high net worth individuals and institutional investors. These risks include, but may not be limited to: differing fee structures, differing investments selected for various vehicles and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu, thus mitigating many of the perceived risks associated with simultaneous management. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Securities Ownership. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund or Funds managed by such Portfolio Manager as of August 31, 2007.

Portfolio Manager	Dollar ($) Value of Fund Shares Beneficially Owned
Large Cap Value Fund
Mark E. Donovan	$100,001 – 500,000
David J. Pyle	$100,001 – 500,000

Mid Cap Value Fund
Steven L. Pollack	$10,001 – 50,000
Joseph F. Feeney	$50,001 – 100,000

Small Cap Value Fund
David Dabora	$100,001 - $500,000

All-Cap Value Fund
Duilio Ramillo	$500,001 – 1,000,000
Long/Short Equity Fund
Robert Jones	$500,001 – 1,000,000
Mark E. Donovan	None

WPG Core Bond Fund
Sid Baskt	$1 – 10,000
James Ramsay	None

WPG Small Cap Value Fund
Richard A. Shuster	$10,001 – 50,000
Gregory N. Weiss	$10,001 – 50,000

WPG 130/30 Large Cap Core Fund
Easton Ragsdale	$50,001 - $100,000
Peter Albanese	$10,001 - $50,000

Sustainable Climate Fund
Dieter Küffer	None
Rainer Baumann	None

Sustainable Water Fund
Dr. Thiemo Lang	None
Rainer Baumann	None

Custodian Agreements

PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153, is custodian of the Boston Partners Funds’ assets pursuant to a custodian agreement dated August 16, 1988, as amended. The Custodian for the WPG Funds is Mellon Bank N.A. (“Mellon”) (formerly Boston Safe Deposit and Trust Company), located at 135 Santilli Highway, Everett, Massachusetts 02149. Mellon holds the assets of the WPG Funds pursuant to a custodian agreement dated April 29, 2005 (together, the “Custodian Agreements”). Under the

Custodian Agreements, PFPC Trust Company and Mellon each: (a) maintains a separate account or accounts in the name of each Fund; (b) holds and transfers portfolio securities on account of each Fund; (c) accepts receipts and makes disbursements of money on behalf of each Fund; (d) collects and receives all income and other payments and distributions on account of each Fund’s portfolio securities; and (e) makes periodic reports to the Company’s Board of Directors concerning the Funds’ operations. PFPC Trust Company and Mellon are authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Funds, provided that PFPC Trust Company and Mellon remain responsible for the performance of all of their duties under the Custodian Agreement and hold the Funds harmless from the acts and omissions of any sub-custodian. For its services to the Boston Partners Funds under the Custodian Agreement, PFPC Trust Company receives a fee of $0.10 per $1,000 on average daily gross assets of each Fund calculated daily and payable monthly, or a minimum monthly fee of $1,000, exclusive of transaction charges and out-of-pocket expenses, which are also charged to the Fund. For its services to the WPG Funds under the Custodian Agreement, Mellon receives a fee of at the annual rate of 0.01% of each Fund’s average daily net assets, plus transaction fees. For its services to the SAM Funds under the Custodian Agreement, PFPC Trust Company receives a fee at the annual rate of 0.01% of each Fund’s average daily net assets, plus transaction fees. There is a minimum monthly fee of $1,000 per Fund, excluding transaction charges and out-of-pocket expenses.

Transfer Agency Agreements

PFPC, 301 Bellevue Parkway, Wilmington, Delaware 19809, an affiliate of PFPC Distributors, serves as the transfer and dividend disbursing agent for the Funds pursuant to a transfer agency agreement dated November 5, 1991, as supplemented (the “Transfer Agency Agreement”), under which PFPC: (a) issues and redeems shares of each Fund; (b) addresses and mails all communications by the Funds to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Company’s Board of Directors concerning the operations of the Funds. PFPC may, on 30 days’ notice to the Company, assign its duties as transfer and dividend disbursing agent to any other affiliate of PNC Bank Corp. For its services to the Funds under the Transfer Agency Agreement, PFPC receives a fee at the annual rate of $10 per account in the Fund, with a minimum monthly fee of $3,000 per class payable monthly on a pro rata basis, exclusive of out-of-pocket expenses, and also receives reimbursement of its out-of-pocket expenses.

PFPC also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. The Company pays an annual fee, ranging from $3,000—$50,000, based on the number of open accounts in each portfolio of the Company. In addition, PFPC provides services relating to the implementation of the Funds’ Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification. The Funds will pay PFPC $2.25 per customer verification and $0.02 per month per record result maintained.

Administration and Accounting Agreement

PFPC serves as administrator to the Funds pursuant to administration and accounting services agreements dated October 16, 1996 with respect to the Large Cap Value Fund, May 30, 1997 with respect to the Mid Cap Value Fund, July 1, 1998 with respect to the Small Cap Value Fund, November 13, 1998 with respect to the Long/Short Equity Fund and July 1, 2002 with respect to the All-Cap Value Fund, April 29, 2005 with respect to the WPG Funds, and dated September 6, 2007 with respect to the SAM Funds (the “Administration Agreements”). PFPC has agreed to furnish to the Funds statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Funds. In addition, PFPC has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Funds. The Administration Agreements provide that PFPC shall be obligated to exercise care and diligence in the performance of its duties, to act in good faith and to use its best efforts, within reasonable limits, in performing services thereunder. PFPC shall be responsible for failure to perform its duties under the Administration Agreement arising out of its willful misfeasance, bad faith, gross negligence or reckless disregard. For its services to the Boston Partners Funds, the WPG Funds and the SAM Funds, PFPC is entitled to receive a fee calculated at an annual rate of:

•	0.1125% of each Fund’s first $200 million of average daily net assets; and

•	0.0950% of each Fund’s average daily net assets in excess of $200 million.

The minimum monthly fee will be $5,833 for each of the Funds, exclusive of out-of-pocket expenses.

For the fiscal years ended August 31, 2007, 2006, and 2005, the Boston Partners Funds paid PFPC administration and accounting fees and related out-of-pocket expenses as follows:

Fund	Administration and Accounting Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2007

Small Cap Value	$397,726	$0	$0
Long/Short Equity	$164,498	$0	$0
Large Cap Value	$100,563	$0	$0
Mid Cap Value	$92,355	$0	$0
All Cap Value	$89,598	$0	$0

Fiscal Year Ended August 31, 2006

Small Cap Value	$422,447	$0	$0
Long/Short Equity	$144,821	$0	$0
Large Cap Value	$78,244	$0	$0
Mid Cap Value	$78,211	$0	$0
All-Cap Value	$79,141	$0	$0

Fiscal Year Ended August 31, 2005

Small Cap Value	$467,510	$0	$0
Long/Short Equity	$124,553	$0	$0

Fund	Administration and Accounting Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Large Cap Value	$76,536	$0	$0
Mid Cap Value	$77,147	$0	$0
All-Cap Value	$77,192	$0	$0

For the fiscal years ended August 31, 2007 and 2006 and the period January 1, 2005 through August 31, 2005, PFPC provided administrative services to the WPG Funds. Additionally, for the year ended December 31, 2004, the Predecessor Funds paid PFPC accounting fees and related out-of-pocket expenses as follows.

Fund Name	Accounting and Administrative Fees	Waivers	Reimbursements
Fiscal Year Ended August 31, 2007

Core Bond Fund	$224,603	$0	$0
WPG Small Cap Value Fund	$92,685	$0	$0
130/30 Large Cap Core Fund	$87,495	$0	$0

Fiscal Year Ended August 31, 2006

Core Bond Fund	$206,105	N/A	N/A
WPG Small Cap Value Fund	$74,866	N/A	N/A
130/30 Large Cap Core Fund	$73,696	N/A	N/A

For the period January 1, 2005 to August 31, 2005

Core Bond Fund	$129,768	$0	$0
WPG Small Cap Value Fund	$58,154	$0	$0
130/30 Large Cap Core Fund	$56,756	$0	$0

The Administration Agreements provide that PFPC shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company or a Fund in connection with the performance of the agreement, except a loss resulting from willful misfeasance, gross negligence or reckless disregard by it of its duties and obligations thereunder.

On June 1, 2003, the Company entered into a regulatory administration services agreement with PFPC. Under this agreement, PFPC has agreed to provide regulatory administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Funds’ registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s regulatory administration. PFPC receives an annual fee based on the average daily net assets of the portfolios of the Company.

For the fiscal years or periods ended August 31, 2007, 2006 and 2005 the Funds paid PFPC regulatory administration fees as follows:

Fund Name	Regulatory Administration Fees	Waivers	Reimbursements
For the Fiscal Year Ended August 31, 2007

Small Cap Value	$40,904	$0	$0
Long/Short Equity	$18,248	$0	$0
Large Cap Value	$13,070	$0	$0
Mid Cap Value	$9,805	$0	$0
All-Cap Value	$7,882	$0	$0
Core Bond	$23,067	$0	$0
WPG Small Cap Value	$11,381	$0	$0
130/30 Large Cap Core	$8,458	$0	$0

For the Fiscal Year Ended August 31, 2006

Small Cap Value	$58,595	$0	$0
Long/Short Equity	$17,817	$0	$0
Large Cap Value	$7,199	$0	$0
Mid Cap Value	$8,246	$0	$0
All-Cap Value	$1,815	$0	$0
Core Bond	$24,022	$0	$0
WPG Small Cap Value	$7,155	$0	$0
130/30 Large Cap Core	$2,442	$0	$0

For the Fiscal Year or Period Ended August 31, 2005

Small Cap Value	$69,480	$0	$0
Long/Short Equity	$13,688	$0	$0
Large Cap Value	$6,395	$0	$0
Mid Cap Value	$7,885	$0	$0
All-Cap Value	$1,344	$0	$0
Core Bond(1)	$14,771	$0	$0
WPG Small Cap Value (1)	$9,895	$0	$0
130/30 Large Cap Core	$8,399	$0	$0

(1)	For the period January 1, 2005 to August 31, 2005.

DISTRIBUTION ARRANGEMENTS

Distribution Agreement and Plans of Distribution

PFPC Distributors, whose principal business address is 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as the underwriter to the Funds pursuant to the terms of a distribution agreement, dated as of January 2, 2001, as supplemented (the “Distribution Agreement”). Pursuant to the Distribution Agreement and the related Plans of Distribution, as amended, for the Investor Class (together, the “Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to solicit orders for the sale of each Fund’s shares. Payments to PFPC Distributors under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of shares of the Investor Class. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Investor Class of each of the Funds and for the SAM Funds A and C Classes, at the annual rate set forth in the Investor Class A or Class C Prospectus.

For the fiscal years or period ended August 31, 2007, 2006 and 2005 the Investor Class of each of the Funds paid PFPC Distributors fees as follows:

Fund	Distribution Fees Paid (after waivers and reimbursements)	Waivers	Reimbursements
Fiscal Year Ended August 31, 2007

Small Cap Value II	$523,662	$0	$0
Long/Short Equity	$46,454	$0	$0
Large Cap Value	$61,633	$0	$0
Mid Cap Value	$23,599	$0	$0
All-Cap Value	$10,762	$0	$0
WPG Core Bond	$74	$0	$0
WPG Small Cap Value	$10,426	$0	$0

Fiscal Year Ended August 31, 2006

Small Cap Value	$666,086	$0	$0
Long/Short Equity	$53,710	$0	$0
Large Cap Value	$46,060	$0	$0
Mid Cap Value	$12,356	$0	$0
All-Cap Value	$9,037	$0	$0
Core Bond	$1,844	$0	$0
WPG Small Cap Value	$10,309	$0	$0

Fiscal Year or Period Ended August 31, 2005

Small Cap Value	$762,236	$0	$0
Long/Short Equity	$47,442	$0	$0
Large Cap Value	$27,425	$0	$0
Mid Cap Value	$8,498	$0	$0
All-Cap Value	$4,154	$0	$0
Core Bond (1)	$1,134	$0	$0
WPG Small Cap Value (1)	$7,716	$0	$0

(1)	For the period January 1, 2005 to August 31, 2005.

For the fiscal years ended August 31, 2007, 2006 and 2005 the Funds paid fees to broker-dealers and PFPC Distributors retained fees as follows:

For the Fiscal Year Ended	Fees Paid to Broker Dealers	Fees Retained by the Distributor
August 31, 2007	$1,324,977.66	$0
August 31, 2006	$1,279,662	$0
August 31, 2005	$867,728	$0

Class A and Class C

Pursuant to the Distribution Agreement and the related Plans of Distribution for Class A and Class C Shares (together, the “Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, PFPC Distributors will use appropriate efforts to solicit orders for the sale of each Fund’s shares. Payments to PFPC Distributors under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of Class A or Class C shares. As compensation for its distribution services, PFPC Distributors receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Class A and the Class C, respectively, of each of the Funds, at the annual rate set forth in the Class A and Class C Prospectus.

Among other things, the Plans provide that: (1) PFPC Distributors shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by each Fund on the distribution of the Fund’s shares of the Investor Class under the Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

Mr. Sablowsky, a Director of the Company, had an indirect interest in the operation of the Plans by virtue of his position with Oppenheimer Co., Inc., formerly Fahnestock Co., Inc., a broker-dealer.

Shareholder Services Plan. The Shareholder Services Plan and related form of Shareholder Servicing Agreement (the “Plan”) provides that the Retirement Class of the Core Bond Fund may pay securities dealers, financial institutions and other industry professionals (“Service Organizations”), who agree to provide certain services to plans or plan participants holding Retirement Class Shares a service fee calculated at an annual rate of up to 0.10% of the average daily net asset value of the Fund’s Retirement Class Shares beneficially owned by such plan participants.

Services performed by Service Organizations may include: (i) aggregating and processing purchase and redemption requests for shares from shareholders and placing net purchase and redemption orders with the transfer agent; (ii) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorizing instructions; (iii) processing dividend payments from the Fund on behalf of shareholders; (iv) providing information periodically to shareholders showing their positions in the Fund’s shares; (v) arranging for bank wires; (vi) responding to shareholder inquiries relating to the Service Organization’s services; (vii) providing subaccounting with respect to the Fund’s shares beneficially owned by shareholders or the information to the Fund necessary for subaccounting; (viii) forwarding shareholder communications from the Fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; (ix) responding to shareholder inquires relating to dividends and distributions; (x) responding to shareholder inquires relating to shareholder account statements; (xi)

responding to shareholder inquires relating to communications from the Fund to shareholders; (xii) providing shareholders with information relating to developments affecting their shares; and (xiii) providing such other similar services as the Fund may reasonably request to the extent a Service Organization is permitted to do so under applicable statutes, rules or regulations.

Fees payable under the Plan are separate from and in addition to any Service Fee payable to Service Organizations by the Adviser, or any Fund payments described herein, for administration, subaccounting, transfer agency and/or other services, including without limitation the Shareholder Services Fees described in the Fund’s Retirement Class prospectus.

Administrative Services Agent

PFPC Distributors provides certain administrative services to the Institutional Class, Investor Class and Class A and Class C (as of January 1, 2002) of each Fund that are not provided by PFPC, pursuant to an Administrative Services Agreement, dated as of January 2, 2001, as supplemented, between the Company and PFPC Distributors. These services include furnishing data processing and clerical services, acting as liaison between the Funds and various service providers and coordinating the preparation of annual, semi-annual and quarterly reports. As compensation for such administrative services, PFPC Distributors is entitled to receive an annual fee of $62,500 from the Boston Partners Funds, which is allocated to the Funds in proportion to their net assets. PFPC Distributors is entitled to receive an annual fee of $5,000 per Fund from the WPG Funds.

For the fiscal years ended August 31, 2007, 2006 and 2005, PFPC Distributors received administrative services fees from the Funds below as follows:

For the Fiscal Year Ended	Administrative Services Fees (after waivers)	Waivers
August 31, 2007

Small Cap Value	$35,766	$0
Long/Short Equity	$12,567	$0
Large Cap Value	$7,366	$0
Mid Cap Value	$4,764	$0
All-Cap Value	$2,038	$0
Core Bond	$5,000	$0
WPG Small Cap Value	$5,000	$0
130/30 Large Cap Core	$5,000	$0

August 31, 2006

Small Cap Value	$40,022	$0
Long/Short Equity	$11,535	$0
Large Cap Value	$5,126	$0
Mid Cap Value	$4,579	$0
All-Cap Value	$1,239	$0
Core Bond	$5,000	$0
WPG Small Cap Value	$5,000	$0
130/30 Large Cap Core	$5,000	$0

August 31, 2005

Small Cap Value	$43,032	$0
Long/Short Equity	$9,355	$0
Large Cap Value	$4,197	$0
Mid Cap Value	$5,103	$0
All-Cap Value	$812	$0
Core Bond(1)	$1,667	$0
WPG Small Cap Value (1)	$1,667	$0
130/30 Large Cap Core (1)	$1,666	$0

(1)	For the period January 1, 2005 to August 31, 2005.

FUND TRANSACTIONS

Subject to policies established by the Board of Directors and applicable rules, each Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Funds. In executing portfolio transactions, each Adviser seeks to obtain the best price and most favorable execution for the Funds, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While each Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

No Fund has any obligation to deal with any broker or group of brokers in the execution of portfolio transactions. Each Adviser may, consistent with the interests of the Funds and subject to the approval of the Board of Directors, select brokers on the basis of the research, statistical and pricing services they provide to the Funds and other clients of each Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by each Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that each Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of each Adviser to a Fund and its other clients and that the total commissions paid by a Fund will be reasonable in relation to the benefits to a Fund over the long-term.

For the fiscal year or period ended August 31, 2007, the Funds paid the following commissions to brokers on account of research services:

Fund	2007
Small Cap Value	$170,000
Long/Short Equity	$263,000
Large Cap Value	$36,000
Mid Cap Value	$34,000
All-Cap Value	$5,000
Core Bond	$0
WPG Small Cap Value	$49,000
130/30 Large Cap Core	$7,000

The following chart shows the aggregate brokerage commissions paid by each Fund for the past three fiscal years ended August 31:

Fund	2007	2006	2005
Small Cap Value	$485,581	$517,447	$1,355,384
Long/Short Equity	$801,532	$1,268,148	$1,010,166
Large Cap Value	$69,678	$70,385	$92,614
Mid Cap Value	$67,688	$123,285	$172,474
All-Cap Value	$13,466	$12,440	$21,106

The following chart shows the aggregate brokerage commissions paid by each WPG Fund for the fiscal years ended August 31, 2007 and August 31, 2006, the period January 1, 2005 to August 31, 2005 and for the year ended December 31, 2004:

Fund	2007	2006	January 1, 2005 to August 31, 2005	2004
Core Bond Fund	$0	$0	$0	$0
WPG Small Cap Value Fund	$420,436	$438,832	$368,155	$666,782
130/30 Large Cap Core Fund	$20,110	$20,918	$34,623	$132,158

The commission variances in Long/Short Equity Fund, Large Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund were attributable to either increased or decreased trading activity. The cents of commissions per share did not contribute significantly to any variance, except that for All Cap Value Fund the cents per share had some impact as All Cap Value Fund’s trades were co-mingled with other products after initial startup. All Cap Value Fund’s increase also was attributed to a full year’s trading period in fiscal year ended 2003 versus a two-month trading period in fiscal year ended 2002.

The Funds are required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Funds as of the end of the most recent fiscal year. As of August 31, 2007, the following Funds held the following securities:

Fund	Broker Dealer	Value
Small Cap Value Fund	Cowen Group, Inc.	$895,175
Long/Short Equity Fund	Bear Stearns Companies, Inc	$575,355
	Citigroup, Inc.	$1,737,373
Large Cap Value Fund	Bank of New York Mellon Corp .	$591,370
	Citigroup, Inc.	$2,446,808
	JPMorganChase & Co.	$2,022,544
	Merrill Lynch & Co., Inc.	$641,558
Mid Cap Value Fund	E*TRADE Financial Corp.	$251,929
All-Cap Value Fund	Citigroup, Inc.	$157,282
WPG Core Bond Fund	Bank of America Corp.	$848,512
	JPMorganChase & Co.	$1,023,833
WPG Small Cap Value Fund	None
WPG 130/30 Large Cap Core Fund	Goldman Sachs Group, Inc.	$360,820
	JPMorganChase & Co.	$264,894

Investment decisions for each Fund and for other investment accounts managed by the Adviser are made independently of each other in the light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Fund is concerned, in other cases it is believed to be beneficial to a Fund.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of a Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing that Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that each Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the New York Stock Exchange, Inc. (the “NYSE”) is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse a Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectuses from time to time; (2) if such redemption is, in the opinion of the Company’s Board of Directors, desirable in order to prevent the Company or any Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

Automatic Investment Plan

The Automatic Investment Plan enables investors to make regular (monthly or quarterly) investments (Boston Partners Funds $5,000 minimum/ WPG Funds $50 minimum/SAM Funds $5,000 for Institutional Class and $100 minimum for Investor Class, Class A and Class C shares), in Institutional Class shares or Retirement Class shares of any Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan application. Please call the Transfer Agent at (888) 261-4073 to enroll. By completing the enrollment form, you authorize the Funds’ Custodians to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified. The transaction will be automatically processed to your mutual fund account on or about the first business day of the month or quarter you designate.

If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Funds’ Custodians are under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Funds’ Custodians upon thirty (30) days’ written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least ten (10) days before the next payment date.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE,

PURCHASES AND REDEMPTIONS

The following information supplements the information in the Prospectuses under the caption “Shareholder Information.” Please see the Prospectuses for more complete information.

Maximum Sales Charges

Class A Shares of each SAM Fund are sold with a maximum sales charge of 5.00%. Using the initial net asset value per share, the maximum offering price of each Fund’s Class A Shares would be as follows:

	Net Asset Value	Maximum Sales Charge	Offering Price to Public
Sustainable Water Fund	$10.00	5.00%	$10.53
Sustainable Climate Fund	10.00	5.00%	$10.53

The actual sales charge that is paid by an investor on the purchase of Class A Shares may differ slightly from the sales charge listed above or in a Fund’s Prospectus due to rounding in the calculations.

Other Purchase Information

If shares of a Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Funds will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Right of Accumulation (Class A)

A Class A shareholder qualifies for cumulative quantity discounts if the current purchase price of the new investment plus the shareholder’s current holdings of existing Class A or Class C Shares (acquired by purchase or exchange) of a Fund and Class A Shares of any other Robeco Investment Fund total the requisite amount for receiving a discount. For example, if a shareholder owns shares with a current market value of $65,000 and purchases additional Class A Shares of any Robeco Investment Fund with a purchase price of $45,000, the sales charge for the $45,000 purchase would be 3.75% (the rate applicable to a single purchase of $100,000 but less than $250,000). Class A Shares purchased without the imposition of a sales charge may not be aggregated with Class A and/or Class C Shares purchased subject to a sales charge. Class A and/or Class C Shares of the Funds and any other Robeco Investment Fund purchased (i) by an individual, his spouse and his children, and (ii) by a trustee, guardian or other fiduciary of a single trust estate or a single fiduciary account, will be combined for the purpose of determining whether a purchase will qualify for such right of accumulation and, if qualifying, the applicable sales charge level. In addition, Class A and/or Class C Shares of the Funds and Class A and/or Class C Shares of any other Robeco Investment Fund purchased by partners, directors, officers or employees of the same business organization, groups of individuals represented by and investing on the recommendation of the same accounting firm, certain affinity groups or other similar organizations (collectively, “eligible persons”) may be combined for the purpose of determining whether a purchase will qualify for the right of accumulation and, if qualifying, the applicable sales charge level. This right of accumulation is subject to the following conditions: (i) the business organization’s, group’s or firm’s agreement to cooperate in the offering of the Fund’s shares to eligible persons; and (ii) notification to the relevant Fund at the time of purchase that the investor is eligible for this right of accumulation.

Statement of Intention (Class A)

If a shareholder anticipates purchasing at least $50,000 of Class A Shares of a Fund alone or in combination with Class A Shares of any other Robeco Investment Fund within a 13-month period, the shareholder may purchase shares of the Fund at a reduced sales charge by submitting a Statement of Intention (the “Statement”). Shares purchased pursuant to a Statement will be eligible for the same sales charge discount that would have been available if all of the purchases had been made at the same time. The shareholder or his Authorized Dealer must inform PFPC Inc. that the Statement is in effect each time shares are purchased. There is no obligation to purchase the full amount of shares indicated in the Statement. A shareholder may include the value of all Class A Shares on which a sales charge has previously been paid as an “accumulation credit” toward the completion of the Statement, but a price readjustment will be made only on Class A Shares purchased within ninety (90) days before submitting the Statement. The Statement authorizes the Transfer Agent to hold in escrow a sufficient number of shares which can be redeemed to make up any difference in the sales charge on the amount actually invested. For purposes of satisfying the amount specified on the Statement, the gross amount of each investment, exclusive of any appreciation on shares previously purchased, will be taken into account.

Systematic Withdrawal Plan

A systematic withdrawal plan (the “Systematic Withdrawal Plan”) is available to shareholders of a SAM Fund whose shares are worth at least $10,000. The Systematic Withdrawal Plan provides for monthly payments to the participating shareholder of any amount not less than $50.

Dividends and capital gain distributions on shares held under the Systematic Withdrawal Plan are reinvested in additional full and fractional shares of the applicable Fund at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time. Withdrawal payments should not be considered to be dividends, yield or income. If periodic withdrawals continuously exceed new purchases and reinvested dividends and capital gains distributions, the shareholder’s original investment will be correspondingly reduced and ultimately exhausted. The maintenance of a withdrawal plan concurrently with purchases of additional Class A or Class C Shares would be disadvantageous because of the sales charge imposed on purchases of Class A Shares or the imposition of a CDSC on redemptions of Class C Shares. The CDSC applicable to Class C Shares redeemed under a systematic withdrawal plan may be waived. See “Shareholder Information” in the Prospectuses. In addition, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be reported for federal and state income tax purposes. A shareholder should consult his or her own tax adviser with regard to the tax consequences of participating in the Systematic Withdrawal Plan. For further information or to request a Systematic Withdrawal Plan, please write or call the Transfer Agent.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers (other than PFPC Distributors), financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required. Telephone transactions will not be permitted in connection with IRA or other retirement plan accounts or by an attorney-in-fact under a power of attorney.

VALUATION OF SHARES

Subject to the approval of the Company’s Board of Directors, the Funds may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the securities being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on a Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Funds’ Valuation Committee under the direction of the Company’s Board of Directors.

TAXES

General

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code (the “Code”) and the laws and regulations issued thereunder under it, and court decisions and administrative interpretations, as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may be retroactive.

Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its the Fund’s business of investing in such stock, securities, or currencies, or net income derived from an interests in a qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such the issuer), and no more than 25% of the value of each Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

State and Local Taxes

Although each Fund expects to qualify as a “regulated investment company” and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, a Fund may be subject to the tax laws of such states or localities.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 77.873 billion shares have been classified into 118 classes as shown in the table below, however, the Company only has 33 active share classes that have begun investment operations. Under the Company’s charter, the Board of Directors has the power to classify and reclassify any unissued shares of common stock from time to time.

Class of Common Stock	Number of Authorized Shares (millions)	Class of Common Stock	Number of Authorized Shares (millions)
A (Growth & Income)	100	BBB	100
B	100	CCC	100
C (Balanced)	100	DDD (Robeco Boston Partners Institutional Small Cap Value Fund)	100
D (Tax-Free)	100	EEE (Robeco Boston Partners Investors Small Cap Value Fund)	100
E (Money)	500	FFF	100
F (Municipal Money)	500	GGG	100
G (Money)	500	HHH	100
H (Municipal Money)	500	III (Robeco Boston Partners Long/Short Equity-Institutional Class)	100
I (Sansom Money)	1,500	JJJ (Robeco Boston Partners Long/Short Equity-Investor Class)	100
J (Sansom Municipal Money)	500	KKK (Robeco Boston Partners Funds)	100
K (Sansom Government Money)	500	LLL (Robeco Boston Partners Funds)	100
L (Bedford Money)	1,500	MMM (n/i numeric Small Cap Value)	100
M (Bedford Municipal Money)	500	NNN (Bogle Investment Management Small Cap Growth – Institutional Class)	100
N (Bedford Government Money)	500	OOO (Bogle Investment Management Small Cap Growth – Investor Class)	100
O (Bedford N.Y. Money)	500	PPP (Schneider Value Fund)	100
P (RBB Government)	100	QQQ (Institutional Liquidity Fund for Credit Unions)	2,500
Q	100	RRR (Liquidity Fund for Credit Unions)	2,500
R (Municipal Money)	500	SSS (Robeco WPG Core Bond Fund – Retirement Class)	100
S (Government Money)	500	TTT (Robeco WPG Core Bond Fund – Institutional Class)	50
T	500	UUU (Robeco WPG Small Cap Value Fund – Institutional Fund)	50
U	500	VVV (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class)	50
V	500	WWW (Senbanc Fund)	50
W	100	XXX (Robeco WPG Core Bond Fund – Investor Class)	100
X	50	YYY (Bear Stearns CUFS MLP Mortgage Portfolio)	100
		ZZZ (Marvin & Palmer Large Cap Growth Fund)	100
		AAAA (Bear Stearns Ultra Short Income Fund)	50,000
		BBBB (Free Market U.S. Equity Fund)	100

		CCCC (Free Market International Equity Fund)	100
		DDDD (Free Market Fixed Income Fund)	100
		EEEE (Robeco WPG 130/30 Large Cap Core Fund - Investor Class)	100
		FFFF (SAM Sustainable Water Fund – Investor Class)	100
		GGGG (SAM Sustainable Water Fund – Institutional Class)	100
		HHHH (SAM Sustainable Water Fund – Class A)	100
		IIII –(SAM Sustainable Water Fund – Class C)	100
		JJJJ (SAM Sustainable Climate Fund – Investor Class)	100
		KKKK (SAM Sustainable Climate Fund – Institutional Class)	100
		LLLL (SAM Sustainable Climate Fund – Class A)	100
		MMMM (Sustainable Climate Fund – Class C)	100
Y	50	Select (Money)	700
Z	50	Beta 2 (Municipal Money)	1
AA	50	Beta 3 (Government Money)	1
BB	50	Beta 4 (N.Y. Money)	1
CC	50	Principal Class (Money)	700
DD	100	Gamma 2 (Municipal Money)	1
EE	100	Gamma 3 (Government Money)	1
FF (n/i numeric Emerging Growth)	50	Gamma 4 (N.Y. Money)	1
GG (n/i numeric Growth)	50	Bear Stearns Money	2,500
HH (n/i numeric Mid Cap)	50	Bear Stearns Municipal Money	1,500
II (Baker 500 Growth Fund)	100	Bear Stearns Government Money	1,000
JJ (Baker 500 Growth Fund)	100	Delta 4 (N.Y. Money)	1
KK	100	Epsilon 1 (Money)	1
LL	100	Epsilon 2 (Municipal Money)	1
MM	100	Epsilon 3 (Government Money)	1
NN	100	Epsilon 4 (N.Y. Money)	1
OO	100	Zeta 1 (Money)	1
PP	100	Zeta 2 (Municipal Money)	1
QQ (Robeco Boston Partners Institutional Large Cap)	100	Zeta 3 (Government Money)	1
RR (Robeco Boston Partners Investors Large Cap)	100	Zeta 4 (N.Y. Money)	1
SS (Robeco Boston Partners Adviser Large Cap)	100	Eta 1 (Money)	1
TT (Robeco Boston Partners Investors Mid Cap)	100	Eta 2 (Municipal Money)	1
UU (Robeco Boston Partners Institutional Mid Cap)	100	Eta 3 (Government Money)	1
VV (Robeco Boston Partners Institutional All Cap Value)	100	Eta 4 (N.Y. Money)	1
WW (Robeco Boston Partners Investors All Cap Value)	100	Theta 1 (Money)	1
YY (Schneider Capital Small Cap Value)	100	Theta 2 (Municipal Money)	1
ZZ	100	Theta 3 (Government Money)	1
AAA	100	Theta 4 (N.Y. Money)	1

The classes of common stock have been grouped into separate “families.” There are ten families that currently have operating portfolios, including: the Sansom Street Family, the Bedford Family, the Schneider Capital Management Family, the Robeco Investment Funds Family, the Bogle Investment Management Family, the Hilliard Lyons Family, the Bear Stearns Family, the Marvin & Palmer Family, the Abundance Technologies Family and the Sustainable Asset Management Family. The Bedford Family and the Sansom Street Family represents interests in the Money Market Portfolio; the Robeco Investment Funds Family represents interests in eight non-money market portfolios; the Bogle Investment Management Family represents interests in one non-money market portfolio; the Schneider Capital Management Family represents interests in two non-money market portfolios; the Hilliard Lyons Family represents interests in one non-money market portfolio; the Bear Stearns Family represents interests in two non-money market portfolios; the Marvin & Palmer Family represents interests in one non-money market portfolio; the Abundance Technologies Family represents interests in three non-money market portfolios and the Sustainable Asset Management Family represents interests in two non-money market portfolios.

Each share that represents an interest in a Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

Shareholder Approvals. As used in this SAI and in the Prospectuses, “shareholder approval” and a “majority of the outstanding shares” of the Funds means, with respect to the approval of the advisory agreement. Distribution Plan or a change in the Fund’s investment objective or a fundamental investment limitation, the lesser of (1) 67% of the shares of the Funds represented at a meeting at which the holders of more than 50% of the outstanding shares of the Funds are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Funds.

MISCELLANEOUS

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Disinterested Directors.

Independent Registered Public Accounting Firms

Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, Pennsylvania 19103, serves as the Funds’ independent registered public accounting firm, and in that capacity audited the Funds financial statements for the fiscal year ended August 31, 2007.

PricewaterhouseCoopers LLP (“PwC”), served as the Boston Partners and WPG Funds’ former independent registered public accounting firm, and in that capacity audited the Boston Partners and WPG Funds’ annual financial statements for the fiscal year ended August 31, 2006.

KPMG LLP (“KPMG”), 345 Park Ave., New York, New York 10154, served as the Predecessor Funds’ independent registered public accounting firm, and in that capacity audited each Predecessor Fund’s annual financial statements.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto for the fiscal year ended August 31, 2007 in the Funds’ Annual Report to shareholders (the “Annual Report”) have been audited by Ernst & Young LLP, whose report thereon also appears in the Annual Report, which is incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements for the fiscal years or periods prior to the fiscal year ended August 31, 2007 included in the Annual Report have been audited by the Funds’ former independent registered public accounting firm, PwC, except for information relating to the Predecessor Funds, whose report thereon also appears in the Annual Report and is incorporated herein by reference. The information relating to the Predecessor Funds for the fiscal year ended December 31, 2004, was audited by the Predecessor Funds’ former independent registered public accounting firm, whose report on the financial statements included in the Predecessor Funds’ Annual Report to Shareholders for the fiscal year ended December 31, 2004 is also incorporated by reference into this SAI. Such financial statements have been incorporated herein in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning PFPC at the telephone number appearing on the front page of this SAI.

DRAFT DATED 12/18/07

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

“A-3” – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of “B1”, “B-2” and “B-3” may be assigned to indicate finer distinction within the “B” category.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower

A-1

capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (“Moody’s”) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

A-2

“B” – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

“NR” – This designation indicates that Fitch does not publicly rate the associated issue or issuer.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (“DBRS”) for commercial paper and short-term debt:

“R-1 (high)”— Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits by only a small degree. Given the extremely tough definition DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

A-3

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. Relative to the “R-2 (high)” category, entities rated “R-2 (middle)” typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an “R-2 (middle)” credit. However, “R-2 (low)” ratings still display a level of credit strength that allows for a higher rating than the “R-3” category, with this distinction often reflecting the issuer’s liquidity profile.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

“R-4” – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

“R-5” – Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

“D” – A security rated “D” implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

A-4

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

“D” – An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-5

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks—Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, with minimal credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are considered upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to have speculative elements and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

A-6

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative. “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

“RD” – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

“D” – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

A-7

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

“AAA”— Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a “AAA” rating.

“AA” – Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definition DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

“A” – Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

“BB” – Long-term debt rated “BB” is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the “BB” range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

“B” – Long-term debt rated “B” is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

“CCC”, CC” and “C” –Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated “B.” Long-term debt rated below “B” often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with “CC” and “C” normally used for lower ranking debt of companies for which the senior debt is rated in the “CCC” to “B” range.

A-8

“D” – A security rated “D” implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a “D” rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the “D” rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(“high”, “low”) – Each rating category is denoted by the subcategories “high” and “low”. The absence of either a “high” or “low” designation indicates the rating is in the “middle” of the category. The “AAA” and “D” categories do not utilize “high”, “middle”, and “low” as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels – “MIG-1” through “MIG-3”. In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

A-9

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or “VMIG” rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG-1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

A-10

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

A-11

APPENDIX B

ROBECO INVESTMENT MANAGEMENT

ROBECO WEISS, PECK & GREER

ROBECO BOSTON PARTNERS

SUSTAINABLE ASSET MANAGEMENT USA, INC.

Proxy Voting Policies

As of September 2007

Robeco Investment Management

Sustainable Asset Management, USA

Proxy Voting Policies

As of June 2007

I. The Board of Directors

A. Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

•	long-term corporate performance record relative to a market index;

•	composition of board and key board committees;

•	corporate governance provisions and takeover activity;

•	nominee’s attendance at meetings;

•	nominee’s investment in the company;

•	whether a retired CEO sits on the board;

•	whether the chairman is also serving as CEO;

•	whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

•	on all director nominees at companies that fail to meet a predetermined performance test for issuers within the Russell 3000 index.

In the following situations, votes on director nominees will be withheld:

•	nominee attends less than 75% of the board and committee meetings without a valid excuse;

•	nominee implements or renews a dead-hand or modified dead-hand poison pill;

•	nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

•	nominee ignores a shareholder proposal that is approved by a majority of the votes cast (1 yr. Look-back)

•	nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

•	nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

•	nominee is an inside director or affiliated outsider and the majority of the board is not independent;

•	nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid; and

•	nominee has enacted egregious corporate governance policies or failed to replace management as appropriate;

•	nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

•

nominee (except new nominees) if the company has adopted or renewed a poison pill without shareholder approval, does not put the pill to a vote and does not have a requirement to put the pill to shareholder vote within 12 months (applies only to companies that adopt a pill after Dec. 7, 2004);

•	from the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed.

•	compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons.

•

at any company that has adopted a pill beginning January 2005 without shareholder approval, has not yet received a “withhold” vote for poison-pill-related items, and has not committed to putting its pill to a vote within 12 months of the adoption of the pill either as part of its governance policies or as a specific public commitment.

•	compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval.

•

audit committee members under certain circumstances when a material weakness rises to a level of serious concern, there are chronic internal control issues, and there is an absence of established effective control mechanisms.

•	compensation committee members if the company has poor compensation practices. Poor compensation practices include, but are not limited to:

•	egregious employment contracts including excessive severance provisions

•	excessive perks that dominate compensation

•	huge bonus payouts without justifiable performance

•	performance metrics that are changed during the performance period

•	egregious SERP payouts

•	new CEO with overly generous new hire package

•	internal pay disparity

B. Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections:

We generally vote for these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

C. Chairman and CEO are the Same Person

We vote for shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

D. Majority of Independent Directors

We vote for shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

E. Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote for management and shareholder proposals requiring directors be partially or fully paid in stock.

E. Options Backdating

We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. We will adopt a CASE-BY-CASE policy to the options backdating issue. In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

a)	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

b)	Length of time of options backdating;

c)	Size of restatement due to options backdating;

d)	Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

e)	Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

F. Lack of nominating committee:

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee. Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

G. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

H. Age Limits

We vote against shareholder proposals to impose a mandatory retirement age for outside directors.

I. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

J. Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

K. Director Elections – Non-U.S. Companies

Canada:

In the following situations, votes will be withheld:

•

from affiliated outsiders and insiders when the board is not majority independent or is lacking compensation or nominating committees or where the entire board serves on any of these key committees. (applies to S&P/TSX Composite Index Companies)

•

from any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO. (This policy only applies to Toronto Stock Exchange (TSX) companies).

•

from any insider on the compensation committee only if the committee is not majority independent. If the entire board fulfills the duties of the compensation committee, WITHHOLD votes from the entire board if it is not majority independent.

•	from audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting.

Europe:

•	Directors’ term of office

For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote against the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

•	Executives on audit and remuneration committees

For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote against the election or reelection of any executive (as defined by ISS’ director categorization guidelines), including the CEO, who serve on the audit and/or remuneration committees. We vote against if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

•	Bundling of proposal to elect directors

For the markets of France and Germany, we vote against the election or reelection of any director if the company proposes a single slate of directors.

•	Majority-independent board (i.e., greater than 50%)

For the markets of France, Switzerland, and the Netherlands, we vote against the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by ISS’ director categorization guidelines). For the markets of Finland, Sweden, Belgium, Ireland, and Luxembourg, we vote against non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.

•	Disclosure of names of nominees

For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote against the election or reelection of any directors when the names of the nominees are not available at the time the analysis is written.

Ireland:

We vote against the appointment of the chairman/CEO if the two positions are combined.

Netherlands:

We vote against nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

Australia:

We vote against affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Hong Kong:

We vote against

•	reelection of insiders who are members of audit committee

•	directors designated by the company as its “independent directors” if they do not meet ISS standards for independence

•	election of directors as a bundled item and/or if company does not disclose the names of nominees

Malaysia:

We vote against insiders on the audit or remuneration committees.

South Korea:

We vote against any nominee who is a non-independent director serving on the audit committee.

South Korea and South Africa:

We vote against board member nominees who have attended less than 75 % of board meetings without a valid reason for the absences.

Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

Philippines:

1.)	We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors for board elections and AGAINST all other nominees, unless the board is already sufficiently independent.

2.)	We vote AGAINST all director elections where the names of the candidate are not disclosed.

Combined Chairman/CEO (France/ MSCI EAFE Index)

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

1.)	If it is a temporary solution;

2.)	If his/her removal from the board would adversely impact the company’s continuing operations;

3.)	If the company provides compelling argumentation for combining the two functions; or

4.)	If the company has put a sufficiently counterbalancing governance structure in place.

A counterbalancing structure may include the following:

1.)	At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the ISS criteria;

2.)	No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

3.)	The chairmen of audit, remuneration and nomination committees are independent directors; and

4.)	All key governance committees have a majority of independent members.

If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards

Discharge of Management and Board (Denmark):

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

Director Elections/Labor Representatives (Sweden)

1.)	For all Swedish MSCI EAFE companies, we vote against the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

2.)	In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Director and Auditor Indemnification (Israel):

Proposals seeking indemnification and liability protection for directors and officers

We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis. We vote AGAINST proposals that would:

1.)	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

2.)	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

3.)	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: (1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director's legal expenses would be covered.

For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. we support such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

Tax Havens:

•	For US companies we apply the US guidelines.

•	For foreign private issuers, we vote against affiliated outsiders on the audit committee.

•	Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

•

For uniquely structured shipping companies we vote against executive nominees when the company has not established a compensation committee when a) the company does not pay any compensation to its executive officers; b) any compensation is paid by a third party under a contract with the company.

•	We vote against affiliated outsider directors on the audit, compensation, and nominating committees.

•	We vote against inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.

II. Proxy Contests

A. Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management's track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

We vote against proposals to provide full reimbursement for dissidents waging a proxy contest.

III. Auditors

A. Ratifying Auditors

Proposals to ratify auditors are made on a case-by-case basis.

We vote against the ratification of auditors when the company’s non-audit fees (ex. consulting) are greater than 25% of total fees paid to the auditor (ex: ratio of audit fees to non-audit fees is less than 3 to 1).

We withhold votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. RIM may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

We withhold votes from audit committee members when auditor ratification is not included on the proxy ballot.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

B. Director and Auditor Indemnification (Italy)

Proposals seeking indemnification and liability protection for directors and auditors:

Votes are made on a case-by-case basis to indemnify directors and officers, and we vote against proposals to indemnify external auditors.

We vote for the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C. Auditor Fee Disclosure (MSCI EAFE Companies)

We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

IV. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Shareholder Ability to Remove Directors

We vote against proposals that provide that directors may be removed only for cause.

We vote for proposals to restore shareholder ability to remove directors with or without cause.

We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

We vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We generally vote for proposals to restore or permit cumulative voting unless there are compelling reasons to recommend against the proposal, such as the presence of a majority threshold voting standard, a proxy access provision in the company’s bylaws, or a counterbalancing governance structure.

D. Shareholder Ability to Call Special Meetings

We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

We vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

We vote for proposals to allow or make easier shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board

We vote for proposals that seek to fix the size of the board.

We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

We vote against proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

V. Tender Offer Defenses

A. Poison Pills

We generally vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

•	A shareholder-approved poison pill is in place.

•	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan, or

•

The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

We vote for shareholder proposals to redeem a company's poison pill.

We vote against management proposals to ratify a poison pill.

Poison Pills (Japan):

We vote on a case-by-case basis and will only support resolutions if:

•	The decision to trigger the pill is made after an evaluation of the takeover offer by a committee whose members are all independent of management.

•	The pill will not be triggered unless the potential acquirer has purchased a stake of at least 20% of issued share capital.

•	The effective duration of the poison pill is for a maximum of three years.

•	The board includes at least 20% (but no fewer than two) independent directors, and the directors are subject to annual election by shareholders.

•

The company has disclosed under what circumstances it expects to make use of the authorization to issue warrants and has disclosed what steps it is taking to address the vulnerability to a takeover by enhancing shareholder value.

•	There are no other protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

B. Fair Price Provisions

We vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C. Greenmail

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

D. Pale Greenmail

We review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

E. Unequal Voting Rights

We vote against dual class exchange offers.

We vote against dual class recapitalizations.

F. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

G. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

H. White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

I. Protective Preference Shares

We evaluate these proposals on a case-by-case basis and will only support resolutions if:

•	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code.

•	No call/put option agreement exists between the company and the foundation.

•	There is a qualifying offer clause or there are annual management and supervisory board elections.

•	The issuance authority is for a maximum of 18 months.

•	The board of the company-friendly foundation is independent.

•	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

•	There are no priority shares or other egregious protective or entrenchment tools.

•	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

•	Art 2:359c Civil Code of the legislative proposal has been implemented.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

We vote for shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

We vote for management proposals to adopt confidential voting.

B. Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

C. Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

D. Shareholder Advisory Committees

We vote against proposals to establish a shareholder advisory committee.

E. Related Party Transaction Auditor Reports (France)

We will evaluate on a case-by-case basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

F. Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote for this when 1) we support the underlying merger proposal 2) the company provides a compelling reason and 3) the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

G. Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements:

We evaluate these proposals on a case-by-case basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

•

We vote against if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

•	We vote for if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

VII. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

We vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

We vote against proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B. Capital Issuance Requests

General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

We vote for general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

We vote for general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

We vote against global company issuances without preemptive rights over 10% of a company’s outstanding capital.

Specific issuance requests will be judged on their individual merits.

Protective Preference Shares (Netherlands):

Management proposals to approve protective preference shares to company-friendly foundations

We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1)	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of ISS’ categorization rules and the Dutch Corporate Governance Code.

2)	No call/put option agreement exists between the company and the foundation.

3)	There is a qualifying offer clause or there are annual management and supervisory board elections.

4)	The issuance authority is for a maximum of 18 months.

5)	The board of the company-friendly foundation is independent.

6)	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7)	There are no priority shares or other egregious protective or entrenchment tools.

8)	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9)	Art 2:359c Civil Code of the legislative proposal has been implemented.

C. Stock Distributions: Splits and Dividends

We vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D. Reverse Stock Splits

We vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

We vote case-by-case on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E. Preferred Stock

We vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

We vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

We vote for proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We review on a case-by-case basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F. Adjustments to Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

G. Preemptive Rights

We vote for proposals to create preemptive rights.

We vote against proposals to eliminate preemptive rights.

H. Debt Restructurings

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan. We consider the following issues:

•	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in Control: Will the transaction result in a change in control of the company?

•	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

I. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

We vote AGAINST repurchase authorization clearly intended to thwart a takeover.

J. Share Repurchase Programs to Fund Stock Option Plans

Spain:

We vote against proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting. However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

Portugal:

We will consider this item on a case-by-case basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K. Additional Share Repurchase Programs

Denmark:

Repurchase of shares in lieu of dividends – We will consider this item on a case-by-case basis considering tax benefits and cost savings.

Germany and Italy:

Repurchase shares using put and call options – We will vote for provided the company details 1) authorization is limited to 18 months, 2) the number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO, 3) an experienced financial institution is responsible for the trading, 4) the company has a clean track record regarding repurchases.

L. Remuneration Report (Netherlands)

Management is required to put its remuneration policy up for a binding shareholder vote. We will evaluate this item using principles of the Dutch Corporate Governance Code.

Protective Preference Shares (Netherlands): Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.)	The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of ISS’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.)	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.)	The issuance authority is for a maximum of 18 months;

4.)	The board of the company friendly foundation is fully independent;

5.)	There are no priority shares or other egregious protective or entrenchment tools;

6.)	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.)	The foundation buying the PPS does not have as a statutory goal to block a takeover;

The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M. Tracking Stock

We vote on the creation of tracking stock on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

•	adverse governance charges

•	excessive increases in authorized capital stock

•	unfair method of distribution

•	diminution of voting rights

•	adverse conversion features

•	negative impact on stock option plans

•	other alternatives such as spinoff

N. “Going Dark” Transactions:

We vote these proposals on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to:

•	Whether the company has attained benefits from being publicly traded.

•	Cash-out value

•	Balanced interests of continuing vs. cashed-out shareholders

•	Market reaction to public announcement of transaction

VIII. Executive and Director Compensation

Votes with respect to compensation plans are determined on a case-by-case basis.

We vote against plans that contain:

•	Voting power dilution greater than 10%

•	Plans that provide too much discretion to directors

•	Plans that reflect exercise price of less than 100% of market value. (Note: For broad-based employee plans, we will accept 15% discount)

•	Plans that allow the repricing of underwater stock options without shareholder approval

•	Plans that lack option expensing

A. Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a case-by-case basis.

B. Director Compensation

We vote on stock-based plans for directors on a case-by-case basis.

C. Employee Stock Purchase Plans

We vote on Qualified employee stock purchase plans on a case-by-case basis.

We vote on Non-Qualified employee stock purchase plans on a case-by-case basis but will approve plans considering the following criteria:

•	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

•	Limits on employee contribution, either fixed dollar or percentage of salary

•	Company matching contribution up to 25%

•	No discount on the stock price on the date of purchase since there is a company matching contribution

Canada:

We vote on employee stock purchase plans on a case-by-case basis and will approve plans considering the following criteria:

•	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

•	No discount on the stock price on the date of purchase since there is a company matching contribution

D. OBRA-Related Compensation Proposals:

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

We vote for plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a case-by-case basis.

Approval of Cash or Cash-and-Stock Bonus Plans

We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a case-by-case basis.

We generally vote against plans with excessive awards ($2 million cap).

E. Shareholder Proposals to Limit Executive and Director Pay

We generally vote for shareholder proposals that seek additional disclosure of executive and director pay information.

We vote against all other shareholder proposals that seek to limit executive and director pay.

F. Golden and Tin Parachutes

We vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

We vote against golden parachutes.

G. Employee Stock Ownership Plans (ESOPs)

We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

H. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

I. Pension Plan Income and Performance-Based Compensation

Generally we vote for proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation. Our position generally does not view the following factors as relevant: 1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

J. Indexed Options and Performance Vested Restricted Stock

We generally vote for indexed options and performance vested restricted stock.

K. Burn Rate

We vote against equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

L. Transferable Stock Options

We will generally vote for TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a for recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

One-time transfers will be evaluated on a case-by-case basis, giving consideration to the following:

•	Executive officers and non-employee directors should be excluded from participating.

•	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

M. Supplemental Executive Retirement Plan (SERPs):

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

N. Pay-for-Superior-Performance:

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY-CASE basis considering the company’s current pay-for-performance practices.

O. Executive Compensation Advisory Proposal:

We evaluate Shareholder proposal to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a case-by-case basis considering current compensation practices.

P. Reimbursement of Expenses Incurred from Candidate Nomination Proposal:

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a case-by-case basis considering the company’s current reimbursement practices.

Q. Compensation Issue in Non-US Companies

Stock Options (Finland):

We vote against these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

We vote for proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

Remuneration Disclosure (Germany):

We vote against management proposals authorizing the board not to disclose remuneration schemes for five years

Remuneration Report (Sweden):

We vote against management proposals to approve the remuneration report if:

•	The potential dilution from equity-based compensation plans exceeds ISS guidelines.

•	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

•	The remuneration report was not made available to shareholders in a timely manner.

•	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

Matching Share Plans (Sweden, Norway)

We will evaluate such plans on a CASE-BY-CASE basis.

1.)	For every matching share plan, ISS will require a holding period.

2.)	For plans without performance criteria, the shares must be purchased at market price.

3.)	For broad-based plans directed at all employees, ISS accepts a 1:2 arrangement—that no more than one free share will be awarded for every two shares held (roughly equaling a discount of 33 percent). A 1:1 ratio—where no more than one free share will be awarded for every one share held (roughly equaling a discount of 50 percent) would be the upper limit. For 1:1 arrangements, the company would have to provide further justification. Note that the actual size of the discount will ultimately depend on the value of the share at the time of allocation.

4.)	For plans directed at executives, we will accept a higher discount (e.g, four free shares for every one share held), but we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

5.)	The dilution from the portion of the plan directed at executives must, when combined with the dilution from any other proposed or outstanding stock matching (for executives), restricted stock, stock option, and SARs plans comply with ISS’ guidelines.

6.)	The dilution from the portion of the plan directed at all employees (the broad-based part of the plan) must, when combined with the dilution from any other proposed or outstanding stock matching (for all employees) and employee stock purchase plans, comply with ISS’ guidelines.

If the dilution figures for the all-employee and executive plans are bundled together (most common case), the dilution from both plans will be treated under our restricted stock / stock option / SARs plan guidelines

Equity-Based Compensation Plans (Canada): Amendment procedures for TSX Issuers

We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

1.)	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

2.)	Any reduction in exercise price or cancellation and reissue of options;

3.)	Any amendment that extends the term of an award beyond the original expiry;

4.)	Amendments to eligible participants that may permit the introduction or reintroduction of non-employee directors on a discretionary basis;

Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

Employee Share Purchase Plans (Canada): Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

1.)	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

2.)	Purchase price is at least 80 percent of fair market value with no employer contribution; OR

3.)	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

4.)	Offering period is 27 months or less; and

5.)	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

Director Stock Options (Japan)

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

IX. State of Incorporation

A. Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

B. Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation are examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated;

•	changes in corporate governance and their impact on shareholder rights;

•	change-in-control payments to executive officers and possible conflicts of interest; and

•	potential legal or environmental liability risks associated with the target firm

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a case-by-case basis.

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D. Asset Sales

Votes on asset sales are made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F. Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

G. Changing Corporate Name

We vote for changing the corporate name.

DRAFT DATED 12/18/07

XI. Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value. Proposals that present an egregious economic impact will not be supported.

•	We support the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

•	We support reporting on countries with human rights abuses as ways to protect and manage risk.

•	We support CERES Principles, environmental reporting and MacBride Principles.

•	We support high-performance workplace standards.

•	We support fair lending guidelines and disclosure at financial companies.

•	We support reporting on equal opportunity and diversity.

•	We oppose resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

•

We oppose shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

•

We oppose shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: 1) new legislation is adopted allowing development and drilling in the ANWR; 2) the company intends to pursue operations in the ANWR, 3) the company does not currently disclose an environmental risk report for their operations in the ANWR.

•

We oppose shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

•	We oppose shareholder proposals on investing in renewable energy sources.

•

We review proposals requesting information on a company’s lobbying initiatives on a case-by-case basis taking into account significant controversy or litigation surrounding public policy activities, the current level of disclosure and the impact the policy issue may have on company’s business.

FOR MORE INFORMATION

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Senbanc Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

These reports will contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings, and discuss recent market conditions and economic trends. The annual report will include Fund strategies that significantly affected the Fund’s performance during its last fiscal year. The annual and semi-annual reports of the Fund and the Predecessor Fund are available on the Adviser’s website at www.hilliard.com.

Statement of Additional Information (SAI).

An SAI dated December 31, 2007 has been filed with the SEC. The SAI, which includes additional information about the Fund, may be obtained free of charge, along with the Fund’s annual and semi-annual reports, by calling (800) 444-1854. The Fund’s most recent SAI is available on the Fund’s website at www.hilliard.com. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Account Service Representatives

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 8:30 a.m. to 5:00 p.m. (Eastern time) Monday-Friday. Call: (800) 444-1854.

Purchases and Redemptions

Call (800) 444-1854.

Written Correspondence

Senbanc Fund

500 West Jefferson Street

Louisville, Kentucky 40202

Securities and Exchange Commission

You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC’s Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov, or by sending your written request and a duplicating fee to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. You may obtain information on the operation of the public reference room by calling the SEC at (202) 551-8090.

Investment Company Act File No.: 811-05518

PROSPECTUS

DECEMBER 31, 2007

THE SECURITIES DESCRIBED IN THIS PROSPECTUS HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”). THE SEC, HOWEVER, HAS NOT JUDGED THESE SECURITIES FOR THEIR INVESTMENT MERIT AND HAS NOT DETERMINED THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

NOT FDIC INSURED	MAY LOSE VALUE NO BANK GUARANTEE

SENBANC FUND

Table of Contents	SUMMARY 1

PERFORMANCE 3

FEES & EXPENSES 5

ADDITIONAL INFORMATION ON THE FUND’S INVESTMENT OBJECTIVE, STRATEGIES AND RISKS 6

Investment Objective and Principal Types of Investments 6

Investment Philosophy 7

Main Risks 8

Other Types of Investments and Considerations 9

Portfolio Holdings 10

MANAGEMENT OF THE FUND 10

Adviser 10

Portfolio Manager 12

Other Service Providers 13

SHAREHOLDER INFORMATION 14

Pricing of Fund Shares 14

Sales Charges 15

Market Timing 17

Purchase of Fund Shares 18

Redemption of Fund Shares 21

Dividends and Distributions 23

Taxes 23

FINANCIAL HIGHLIGHTS 27

FOR MORE INFORMATION Back Cover

i

SENBANC FUND

SUMMARY	Investment Objective

The Senbanc Fund (the “Fund”) seeks long-term capital appreciation.

Main Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as “Banks”). Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. The Fund generally invests in equity securities of Banks that have at least $500 million in consolidated total assets; however, the Fund’s investments are not influenced by a Bank’s market capitalization (large, medium or small).

Hilliard Lyons Research Advisors (the “Adviser”), a division of J.J.B. Hilliard, W.L. Lyons, Inc. (“Hilliard Lyons”) and the investment adviser to the Fund, uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks by using an investment model that considers financial ratios and other quantitative information. Generally, such Banks have at least six years of current or predecessor operating history and well-managed organizations and operations. The Fund’s portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

Main Risks of Investing

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government entity. You could lose money by investing in the Fund. Your investment in the Fund is subject to the following main risks:

Market Risk:	The Fund is designed for long-term investors who can accept the risks of investing in a portfolio with significant holdings of equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

1

SENBANC FUND

Industry Concentration Risk:	Because the Fund concentrates in a single industry (banking), its performance is largely dependent on that specific industry’s performance, which may differ in direction and degree from that of the overall stock market. Volatile interest rates or deteriorating economic conditions can adversely affect the banking industry and, therefore, the performance of the equity securities of Banks.

Portfolio Management Risk:	The skill of the Adviser will play a significant role in the Fund’s ability to achieve its investment objective.

Smaller and Medium-Sized Company Risk:	Investment in smaller and medium-sized companies involves greater risk than investment in larger, more established companies. The equity securities of smaller and medium-sized companies often fluctuate in price to a greater degree than equity securities of larger, more mature companies. In addition, such companies may have more limited financial resources and less liquid trading markets for their securities.

Nondiversification Risk:	This is a nondiversified fund; compared to other funds, the Fund may invest a greater percentage of its assets in a particular issuer or a small number of issuers. As a consequence, the Fund may be subject to greater risks and larger losses than diversified funds.

2

SENBANC FUND

PERFORMANCE

The Fund began operations on July 8, 1999 as a series (the “Predecessor Fund”) of Hilliard Lyons Research Trust (the “Trust”). After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of The RBB Fund, Inc. (the “Company”). The returns shown below for periods prior to September 1, 2005 are for the Predecessor Fund.

The performance information shown below provides an indication of the risks of investing in the Fund by showing changes in the Fund’s performance for each full calendar year since the Fund commenced operations. This information also shows how the average annual returns for the Fund compare with those of a relevant, broad-based benchmark, the S&P 500® Index, as well as a bank-related benchmark. Sales loads are not reflected in the bar chart; if these amounts were reflected, returns would be less than those shown. The returns assume that all dividends and capital gains distributions have been reinvested. Performance reflects fee waivers in effect from July 8, 1999 through February 28, 2003. If fee waivers were not in place, the Fund’s performance would be reduced. The Fund’s past performance is not indicative of future results.

Total Returns for the Calendar Years Ended December 31

Best and Worst Quarterly Performance (for the periods reflected in the chart above)

Best Quarter:	13.81% (quarter ended September 30, 2000)

Worst Quarter:	(6.45)% (quarter ended March 31, 2005)

Year to Date Total Return as of September 30, 2007: (12.64)%

3

SENBANC FUND

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns as of 12/31/06(1)	1 Year	5 Year	Since Inception*
Before Taxes	6.86%	12.73%	12.14%
After Taxes on Distributions	8.72%	12.00%	11.16%
After Taxes on Distributions and Sale of Fund Shares	6.60%	11.10%	10.40%
S&P 500 Index(3) (reflects no deduction for fees, expenses or taxes)	15.79%	6.17%	1.83%
Nasdaq Bank Index(2) (reflects no deduction for fees, expenses or taxes)	13.86%	12.55%	11.15%

(1)

Prior to September 1, 2005, the average annual total returns are based on the historical performance of the Predecessor Fund. The returns assume the reinvestment of dividends and capital gains distributions and include the impact of the maximum sales charges.

(2)	The Nasdaq Bank Index is an unmanaged index of unlisted banks. The index returns assume reinvestment of all dividends.
(3)	The S&P 500 Index is an unmanaged stock market index. The index returns assume reinvestment of all dividends.
*	The Fund’s inception was July 8, 1999.

4

SENBANC FUND

FEES & EXPENSES	Investor Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Shareholder fees are paid directly from your investment. Annual Fund operating expenses are paid out of the Fund’s assets and are reflected in the Fund’s share price and dividends; therefore, such expenses are paid indirectly by shareholders. The table is based on expenses of the Fund for the fiscal year ended August 31, 2007.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25	%(1)
Maximum Deferred Sales Charge (Load)	None	(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee(3)	None
Annual Fund Operating Expenses (expenses that are paid out of the Fund’s assets)
Management Fees	0.60%
Distribution (12b-1) Fees(4)	0.60%
Other Expenses(5)	0.42%

Total Annual Fund Operating Expenses(6)	1.62%

(1)	The Fund has a maximum front-end sales charge of 2.25%; however, cumulative investments of at least $500,000 over thirteen (13) months will be assessed a sales charge of 1.75% and cumulative investments of at least $1,000,000 over thirteen (13) months will not be assessed a sales charge. For more detailed information, refer to the section of this Prospectus entitled “Shareholder Information — Sales Charges.”

(2)	Purchases of $1,000,000 or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments, in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares.

(3)	Shareholders requesting redemptions by wire are charged a wire redemption fee, currently $7.50.

(4)	Amount represents the actual distribution fees incurred by the Fund for the fiscal year ended August 31, 2007. The Company’s Board of Directors has authorized the payment of distribution fees up to 0.60% of the Fund’s average daily net assets annually.

(5)	“Other expenses” include audit, administration, custody, legal, registration, transfer agency and miscellaneous other charges. A $15.00 retirement custodial maintenance fee is charged per IRA account per year.

(6)	The Adviser has agreed to voluntarily cap the Fund’s Total Annual Fund Operating Expenses at 1.75% of the Fund’s average daily net assets. The Adviser may terminate the voluntary cap upon notice to the Company’s Board of Directors.

5

SENBANC FUND

Example

This hypothetical example is intended to help you compare the cost of investing in this Fund with the cost of investing in other mutual funds. The example assumes that:

•	You invest $10,000 for the time periods indicated;

•	You redeem all of your shares at the end of the periods shown;

•	Your investment has a 5% return each year; and

•	The Fund’s operating expenses remain the same.

Although actual annual returns and Fund operating expenses may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$386	$725	$1,086	$2,104

ADDITIONAL INFORMATION ON THE FUND’S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Investment Objective and Principal Types of Investments

The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in securities of banks and financial institutions (which are generally referred to herein as “Banks”). See, however, “Investment Philosophy” and “Cash Management and Temporary Defensive Investments.” Securities of Banks are publicly traded equity securities of banks and financial institutions conducting at least 50% of their business through banking subsidiaries. Banks may include commercial banks, industrial banks, consumer banks, and bank holding companies that receive at least 50% of their income through their bank subsidiaries, as well as regional and money center banks. A regional bank is one that provides full-service banking (i.e., savings accounts, checking accounts, commercial lending and real estate lending), has assets that are primarily of domestic origin, and typically has a principal office outside of a large metropolitan area (e.g., New York City or Chicago). A money center bank is one with a strong international banking business and a significant percentage of international assets, and is typically located in a large metropolitan area. To the extent that the Fund invests in the equity securities of bank holding companies, a portion of the Fund’s assets may be indirectly invested in nonbanking entities, since bank holding companies may derive a portion of their income from such entities.

6

SENBANC FUND

Generally, the equity securities in which the Fund will invest are common stocks; however, the Fund may also at times acquire (through its common stock holdings) preferred stock, warrants, rights or other securities that are convertible into common stock. Although the Fund seeks opportunities for long-term capital appreciation, the Banks in which the Fund invests may also pay regular dividends.

The Board will provide shareholders of the Fund with at least 60 days’ prior notice of any change in the Fund’s 80% investment policy.

Investment Philosophy

The Adviser uses a value investment style for the Fund. The Adviser seeks to identify the most undervalued Banks on a monthly basis by using an investment model that generates information which allows the Adviser to compare its determinations of current net worth with the underlying market prices of Banks. The investment model considers financial ratios and other quantitative information in evaluating and rating Banks which have twenty-four consecutive quarters of current and predecessor operating history, and at least $500 million in assets. The Fund’s portfolio is weighted most heavily to the equity securities of Banks that the investment model indicates are most undervalued for the longest period of time.

The Adviser intends to build the Fund’s portfolio by investing a portion of available cash each month, if practicable, in the top ten most undervalued Banks eligible for purchase, as determined by its investment model. Comparable dollar amounts will be invested in each of the top ten eligible Banks each month, insofar as liquidity of those issues and the liquid resources of the Fund allow. If the cash amount is less than $3,000,000 prior to the Fund investing each month, then no investment is made. The monthly investment target is calculated to be one sixth of the cash available to the Fund rounded up to the nearest one million dollars at the beginning of each month, to secure an expectation of continuous and consistent investment at a similar level for the next six months. The disciplined approach seeks to assure a steady and constant rate of investment by the Fund, and seeks to avoid the weighting of investment in one particular month solely because of an increase or decrease in the flow of new money into the Fund. The Adviser generally does not expect significant turnover within the top ten most undervalued Banks from month to month. Therefore, limited turnover will lead to multiple purchases of the securities of the Banks that stay in the top ten for greater than one month. If the Fund receives significant net purchases, this disciplined method of investing may result in the Fund holding a greater percentage of its assets in cash or debt and money market instruments. As a result, the Fund may, from time to time, hold less than 80% of its net assets in securities of Banks.

7

SENBANC FUND

Generally, securities in the Fund’s portfolio will be sold when they are adequately valued (as determined by the investment model) and when the initial purchase of a Bank’s securities has been held for a minimum of 366 days. However, if a Bank has announced a major reorganization (e.g. it is being merged into or acquired by another Bank), the Fund will generally sell that Bank’s securities regardless of the length of time the original Bank’s securities have been held by the Fund, unless the surviving Bank itself is ranked by the model as undervalued. In this case, the original securities would be held until the reorganization takes place, and the replacement securities would then be subject to the sell discipline outlined above. If a Bank is no longer evaluated by the investment model for any reason, the Bank’s securities will be sold by the Fund. In addition, sales may be made in order to comply with various regulatory limitations, or in order to enhance the Fund’s cash position in the case of unusually large redemption requests of the Fund’s shares or as a temporary defensive measure, and such sales would be of those Bank securities then ranked as least undervalued.

The Adviser generally expects the Fund’s portfolio to represent Banks of wide geographic dispersion within the United States. In addition, the Fund generally invests in equity securities of Banks which have at least $500 million in consolidated total assets; however, the Fund’s investments are not influenced by a Bank’s market capitalization (large, medium or small).

Main Risks

All investments (including those in mutual funds) have risks, and you could lose money by investing in the Fund. No investment is suitable for all investors. The Fund is intended for long-term investors who can accept the risks entailed in investing in the equity securities of Banks. Of course, there can be no assurance that the Fund will achieve its objective.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (the “FDIC”) or any other government entity. Because the Fund’s investments are concentrated in the banking industry, an investment in the Fund may be subject to greater market fluctuations than an investment in a fund that does not concentrate in a particular industry. Thus, you should consider an investment in the Fund as only one portion of your overall investment portfolio.

Market Risk. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities held by the Fund.

8

SENBANC FUND

Industry Concentration Risk. Since the Fund’s investments will be concentrated in the banking industry, they will be subject to risks in addition to those that apply to the general equity market. Events may occur that significantly affect the entire banking industry; therefore, the Fund’s share value may at times increase or decrease at a faster rate than the share value of a mutual fund with investments in many industries. The profitability of Banks is largely dependent upon the availability and cost of capital funds, and may show significant fluctuation as a result of volatile interest rate levels. Healthy economic conditions are important to the operations of Banks, and exposure to credit losses resulting from possible financial difficulties of borrowers can have an adverse effect on the financial performance and condition of Banks. In addition, despite some measure of deregulation, Banks are still subject to extensive governmental regulation which may limit their activities as well as the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged.

Nondiversification Risk. The Fund is nondiversified, meaning that it is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the Fund will comply with diversification requirements imposed by the Internal Revenue Code for qualification as a regulated investment company. As a nondiversified Fund, the Fund may invest a greater proportion of its assets in the securities of a small number of issuers, and may be subject to greater risk and substantial losses as a result of changes in the financial condition or the market’s assessment of the issuers.

Smaller and Medium Sized Company Risk. The Adviser may invest the Fund’s assets in smaller and medium-sized companies. Investment in smaller companies involves greater risk than investment in larger companies. The stocks of smaller companies often fluctuate in price to a greater degree than stocks of larger companies. Smaller companies may have more limited financial resources and less liquid trading markets for their stock. The Fund’s share price may experience greater volatility when the Fund is more heavily invested in smaller and medium-sized companies.

Other Types of Investments and Considerations

Cash Management and Temporary Defensive Investments. For cash management purposes, as part of the Adviser’s disciplined investment approach or when the Adviser believes that market conditions warrant it (i.e., a temporary defensive position), the Fund may hold part or all of its assets in cash or debt and money market instruments. Except when pursuing such temporary defensive positions in response to cash flows, adverse market, economic, political or other conditions, the Fund’s investment in debt, including money market instruments, will not exceed 20% of its net assets. Investments in

9

SENBANC FUND

debt and money market instruments will generally be limited to (1) obligations of the U.S. government, its agencies and instrumentalities; and (2) corporate notes, bonds and debentures rated at least AA by Standard & Poor’s Corporation (“Standard & Poor’s”) or Aa by Moody’s Investors Service (“Moody’s”) (see Appendix A to the Statement of Additional Information (“SAI”) — “Description of Securities Ratings”).

Investments in debt and money market instruments are subject to interest rate risk and credit risk. In general, the market value of debt instruments in the Fund’s portfolio will decrease as interest rates rise and increase as interest rates fall. In addition, to the extent the Fund invests in debt instruments, there is the risk that an issuer will be unable to make principal and interest payments when due. The risks of these types of investments and strategies are described further in the SAI. To the extent that the Fund holds cash or invests in debt and money market instruments (including for the purpose of pursuing a temporary defensive position), the Fund may not achieve its investment objective. There are also specific restrictions on the Fund’s investments. These restrictions are detailed in the SAI.

Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

MANAGEMENT OF THE FUND	Adviser

The Adviser, which is located at Hilliard Lyons Center, 500 West Jefferson Street, Louisville, Kentucky 40202, is responsible for providing investment advisory and management services to the Fund, subject to the direction of the Company’s Board of Directors. Hilliard Lyons, of which the Adviser is a division, is a registered investment adviser, registered broker-dealer and member firm of the New York Stock Exchange, Inc. (“NYSE”), other principal exchanges and the Financial Industry Regulatory Authority, Inc. (“FINRA”). Hilliard Lyons is an indirect, wholly owned subsidiary of The PNC Financial Services Group, Inc. (“PNC”). PNC, a multi-bank holding company headquartered in Pittsburgh, Pennsylvania, is one of the largest financial services organizations in the United States. PNC’s address is One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707.

Together with predecessor firms, Hilliard Lyons has been in the investment banking business since 1854 and has been registered as an investment adviser since 1973. The Adviser serves as investment adviser to the Hilliard Lyons Government Fund, Inc., an open-end money market mutual fund with assets as of November 30, 2007 of approximately $1.69 billion. As of November 30, 2007, Hilliard Lyons managed individual, corporate, fiduciary and institutional

10

SENBANC FUND

accounts with assets totaling approximately $4.78 billion. For the fiscal year ended August 31, 2007, the Adviser received advisory fees from the Fund at the effective rate of 0.60% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive its management fee and/or reimburse the Fund for expenses such that the Fund’s total annual operating expenses for any year does not exceed 1.75% of average daily net assets. This arrangement may be terminated by the Adviser upon notice to the Company’s Board of Directors.

On November 16, 2007, The PNC Financial Services Group, Inc. (“PNC”) announced that it had signed a definitive agreement to sell J.J.B. Hilliard, W.L. Lyons, Inc. (“Hilliard-Lyons”) to Houchens Industries, Inc. (“Houchens”). Hilliard Lyons Research Advisors (the “Adviser”), the investment adviser to the Senbanc Fund of The RBB Fund, Inc. (the “Fund”), is a division of Hilliard- Lyons. The transaction is subject to the receipt of certain regulatory and other approvals and the fulfillment of certain other conditions contained in the definitive agreement and is expected to be completed in the first calendar quarter of 2008. Houchens is a large, privately-held diversified company based in Bowling Green, Kentucky. Following the sale, it is anticipated that Hilliard-Lyons will retain its name, senior management team and substantially all of the Hilliard-Lyons/Adviser personnel currently providing services to the Fund and will remain based in the PNC Plaza located at 500 West Jefferson Street, Louisville, Kentucky 40202.

PNC’s sale of Hilliard-Lyons to Houchens will result in a change in control of the Adviser and will, therefore, constitute an “assignment” of the existing investment advisory agreement between the Fund and the Adviser within the meaning of the Investment Company Act of 1940, as amended (“1940 Act”). An investment advisory agreement automatically terminates upon its “assignment” under the applicable provisions of the 1940 Act. Consequently, a special meeting of the Fund’s shareholders will be held at which shareholder approval of a new investment advisory agreement between the Fund and the Adviser will be sought. It is expected that the new investment advisory agreement will contain the same terms and conditions as the existing agreement.

A discussion concerning the basis for the Company’s Board of Directors approving the Adviser’s investment advisory agreement with the Company on behalf of the Fund is included in the Fund’s Annual Report to shareholders for the fiscal year ended August 31, 2007. Provided the Company’s Board of Directors also approves the new investment advisory agreement in connection with the transaction described above, a discussion concerning the basis for that approval will be included in the Fund’s Semi-Annual Report to shareholders for the fiscal period ending February 29, 2008.

11

SENBANC FUND

Portfolio Manager

Alan F. Morel is the person primarily responsible for the day-to-day operations of the Fund. He is also the designer and originator of the proprietary programs, upon which the Fund’s investment model is based. Therefore, the investment success of the Fund will depend significantly on the efforts of Mr. Morel. Accordingly, the death, incapacity, removal or resignation of Mr. Morel could adversely affect the Fund’s performance. Mr. Morel, who has managed the Fund since its inception as the Predecessor Fund, is a Senior Vice President of Hilliard Lyons and has been employed by Hilliard Lyons as an analyst since 1976. Neither Hilliard Lyons nor the Adviser currently has a written employment agreement with Mr. Morel.

The SAI provides more information about Mr. Morel’s compensation, other accounts managed by him and his ownership of shares in the Fund.

12

SENBANC FUND

Other Service Providers

The following chart shows the Fund’s other service providers and includes their addresses and principal activities.

13

SENBANC FUND

SHAREHOLDER INFORMATION	Pricing of Fund Shares

Shares of the Fund are sold at their net asset value (“NAV”) plus a front-end sales charge, if applicable. This is commonly referred to as the “public offering price.” The NAV of the Fund is calculated as follows:

NAV =		Value of Assets Attributable to the Fund
	–	Value of Liabilities Attributable to the Fund
Number of Outstanding Shares of the Fund

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The Fund will effect purchases of Fund shares at the public offering price next determined after receipt of your order or request in proper form. The Fund will effect redemptions of Fund shares at the NAV next calculated after receipt of your order in proper form.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Fixed income securities having a remaining maturity of greater than 60 days are valued using an independent pricing service. When prices are not available from such services or are deemed to be unreliable, securities may be valued by dealers who make markets in such securities.

If market quotations are unavailable or deemed unreliable, securities will be fair valued in accordance with procedures adopted by the Company’s Board of Directors. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).

14

SENBANC FUND

Sales Charges

General. Purchases of the Fund’s shares are subject to a front-end sales charge of two and one-quarter percent (2.25%) of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge.

Amount of Purchase	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested
Less than $500,000	2.25%	2.30%
At least $500,000 but less than $1,000,000	1.75%	1.78%
$1,000,000 or greater	0.00%	0.00%

No sales charge is payable at the time of purchase on investments of $1 million or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. See the section entitled “Contingent Deferred Sales Charge on Certain Redemptions.” The Underwriter may pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including Hilliard Lyons investment brokers (collectively “Service Organizations”), who initiate and are responsible for purchases of $1 million or more.

Combined Purchase Privilege. Certain purchases of Fund shares made at the same time by you, your spouse and your children under age 25 may be combined for purposes of determining the “Amount of Purchase.” The combined purchase privilege may also apply to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the Investment Company Act of 1940, as amended (the “1940 Act”), solely controlled, as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans of a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an

15

SENBANC FUND

employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker or other Service Organization. In order to take advantage of the combined purchase privilege, the purchases combined must be brought to the attention of your investment broker or other Service Organization at the time of your purchase.

Cumulative Quantity Discount. You may combine the value of shares held in the Fund, along with the dollar amount of shares being purchased, to qualify for a cumulative quantity discount. The value of shares held is the higher of their cost or current net asset value. For example, if you hold shares having a value of $475,000 and purchase $25,000 of additional shares, the sales charge applicable to the additional investment would be 1.75%, the rate applicable to a single purchase of $500,000. In order to receive the cumulative quantity discount, the value of shares held must be brought to the attention of your investment broker or other Service Organization at the time of your purchase.

Letter of Intent. If you anticipate purchasing at least $500,000 of shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the “Letter”), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Fund shares pending completion of the intended purchase.

Sales Charge Waivers. The Fund sells shares at net asset value without imposition of a sales charge to the following persons:

•

current and retired (as determined by Hilliard Lyons) employees of Hilliard Lyons and its affiliates, their spouses and children under the age of 25 and employee benefit plans for such employees, provided orders for such purchases are placed by the employee;

•	any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

•	Directors of the Company and registered representatives of Service Organizations;

16

SENBANC FUND

•

existing advisory clients of the Adviser on purchases effected by transferring all or a portion of their investment management or trust account to the Fund, provided that such account had been maintained for a period of six months prior to the date of purchase of Fund shares;

•

trust companies, bank trust departments and registered investment advisers purchasing for accounts over which they exercise investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity, provided that the amount collectively invested or to be invested in the Fund by such entity or adviser during the subsequent 13-month period totals at least $100,000;

•	employer-sponsored retirement plans with assets of at least $100,000 or 25 or more eligible participants; and

•	accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Distributor.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding shares of the Fund held by you or your immediate family household members.

Information regarding sales charges, discounts and waivers is available free of charge at www.hilliard.com.

Contingent Deferred Sales Charge on Certain Redemptions. Purchases of $1 million or more are not subject to an initial sales charge; however, a contingent deferred sales charge is payable on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed. The contingent deferred sales charge is further discussed in the SAI.

Market Timing

In accordance with the policy adopted by the Company’s Board of Directors, the Company discourages market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only.

17

SENBANC FUND

Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by long-term shareholders. The Company and the Adviser reserve the right to reject or restrict purchase requests from any investor. The Company and the Adviser will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Adviser), the Company (or the Adviser) will exercise their right if, in the Company’s (or the Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company or the Adviser, has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Adviser or any affiliated person or associated person of the Adviser.

Pursuant to the policy adopted by the Board of Directors, the Adviser has developed criteria that it uses to identify trading activity that may be excessive. The Adviser reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Adviser, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Adviser detects excessive, short-term trading, the Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund. The Adviser may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Adviser will apply the criteria in a manner that, in the Adviser’s judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by PFPC Distributors, Inc. (the “Underwriter”). The Board of Directors of the Company has approved and adopted a Plan of Distribution for the Fund (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Underwriter is reimbursed from the Fund for distribution expenses actually incurred, up to 0.60% on an annualized basis of the average daily net assets of the Fund. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

18

SENBANC FUND

Amounts reimbursed to the Underwriter under the Plan may be for expenses in connection with the sale of shares of the Fund, including ongoing servicing and/or maintenance of the accounts of shareholders. The Underwriter may delegate some or all of these functions to Service Organizations (which may include Hilliard Lyons). See “Purchases Through Intermediaries” below.

General. Initial investments in the Fund must be at least $250, and subsequent minimum investments must be at least $100. For purposes of meeting the minimum initial purchase, clients which are part of endowments, foundations or other related groups may be aggregated. The Fund’s officers are authorized to waive the minimum initial and subsequent investment requirements. After an initial purchase is made, PFPC Inc., the Fund’s transfer agent (the “Transfer Agent”), will set up an account for you in the Company records.

Purchases Through Intermediaries. Shares of the Fund are available through Service Organizations, including Hilliard Lyons. Service Organizations may impose transaction or administrative charges or other direct fees, which would not be imposed if shares of the Fund were purchased directly from the Company. Therefore, investors should contact the Service Organization acting on their behalf concerning the fees, if any, charged in connection with a purchase or redemption of shares of the Fund and should read this Prospectus in light of the terms governing their accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company and with clients and customers. A Service Organization or, if applicable, its designee that has entered into such an agreement with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Fund’s pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or if applicable, its authorized designee, accepts a purchase or redemption order in good order. Orders received by the Fund in good order will be executed at the Fund’s public offering price next determined after they are accepted by the Service Organization or its authorized designee. If a purchase order is not received by the Company in good order, the Transfer Agent will contact the Service Organization to determine the status of the purchase order.

The Company relies upon the integrity of Service Organizations to ensure that orders are timely and properly submitted. The Fund cannot assure you that Service Organizations have properly submitted to it all purchase and redemption orders received from the Service Organizations’ customers before the time for determination of the Fund’s public offering price in order to obtain that day’s price.

19

SENBANC FUND

Automatic Investment Plan. The automatic investment plan enables you to make regular monthly or quarterly investments in shares through automatic charges to your bank account. With your authorization and bank approval, your bank account is automatically charged by your Service Organization for the amount specified ($100 minimum), which is automatically invested in shares at the public offering price on or about the date you specify. Bank accounts are charged on the day or a few days before investments are credited, depending on the bank’s capabilities, and you will receive a confirmation statement showing the current transaction. To participate in the automatic investment plan, contact your Service Organization for an authorization agreement, which contains details about the automatic investment plan. If your bank account cannot be charged due to insufficient funds, a stop payment order or the closing of your account, the automatic investment plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the automatic investment plan at any time by notifying your Service Organization.

Retirement Plans. Shares of the Fund may be purchased in connection with various retirement plans, including Individual Retirement Accounts (“IRAs”), section 403(b) plans and retirement plans for self-employed individuals, partnerships and corporations and their employees. Detailed information concerning retirement plans is available from your Service Organization. A $15.00 retirement custodial maintenance fee is charged per IRA account per year. For further information as to applications and annual fees, contact your Service Organization. To determine whether the benefits of an IRA are available and/or appropriate, you should consult with a tax advisor.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interest of the Fund. The Adviser will monitor the Fund’s total assets and may, subject to Board approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. The Adviser, subject to Board approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons, including the Directors of the Company, who may be subject to cumulative, maximum purchase amounts.

If the Fund closes to new investments, distributions to all shareholders of the Fund will continue to be reinvested unless a shareholder elects otherwise. The

20

SENBANC FUND

Adviser, subject to Board approval, reserves the right to implement specific purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund’s shares will be made in full and fractional shares of the Fund calculated to three decimal places.

The Company’s officers are authorized to waive the minimum initial and subsequent investment requirements.

Good Order. You must include complete and accurate required information on your purchase request. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

You may submit redemption requests to your Service Organization in person or by telephone, mail or wire. Redemption requests are effective at the NAV next calculated, less any applicable contingent deferred sales charge, after receipt of the redemption request by your Service Organization in proper form and transmission of the request to the Transfer Agent. You can only redeem shares of the Fund on days the NYSE is open. Your Service Organization may refuse a telephone redemption request if it believes it is advisable to do so. You will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided your Service Organization reasonably believes that the instructions are genuine.

Telephone Redemptions. During periods of dramatic economic or market changes, you may experience difficulty in implementing a telephone redemption with your Service Organization because of increased telephone volume.

21

SENBANC FUND

Systematic Withdrawal Plan. If your account has a value of at least $10,000, you may establish a Systematic Withdrawal Plan and receive regular periodic payments. A request to establish a Systematic Withdrawal Plan must be submitted in writing to Senbanc Fund, 500 West Jefferson Street, Louisville, Kentucky 40202. Each withdrawal redemption will be processed on or about the 25th of the month and mailed as soon as possible thereafter. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. (This is merely the minimum amount allowed and should not be mistaken for a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at NAV. To provide funds for payment, shares will be redeemed in such amount as is necessary at the redemption price. The systematic withdrawal of shares may reduce or possibly exhaust the shares in your account, particularly in the event of a market decline. As with other redemptions, a systematic withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan may not be income since part of such payments could be a return of capital.

You will ordinarily not be allowed to make additional investments of less than the aggregate approval withdrawals under the Systematic Withdrawal Plan during the time you have the Plan in effect. While the Systematic Withdrawal then is in effect you may not make periodic investments under the Automatic Investment Plan. You will receive a confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in your account. The Systematic Withdrawal Plan may be terminated on written notice by the shareholder or by the Fund and will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. You may change the amount and schedule of withdrawal payments or suspend such payments by giving written notice to the Transfer Agent at least ten business days prior to the end of the month preceding a scheduled payment.

Other Redemption Information. Redemption proceeds for shares of the Fund recently purchased by check may not be distributed until payment for the purchase has been collected, which may take up to fifteen days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Redemption proceeds will ordinarily be paid within seven business days after a redemption request is received by the Transfer Agent in proper form. The Fund may suspend the right of redemption or postpone the date at times when the NYSE or the bond market is closed or under any emergency circumstances as determined by the SEC.

22

SENBANC FUND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as amended, so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Proper Form. You must include complete and accurate required information on your redemption request. Redemption requests not in proper form may be delayed.

Involuntary Redemption. The Fund reserves the right to redeem your account at any time the value of the account falls below $500 as the result of a redemption.

You will be notified in writing that the value of your account is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

Dividends and Distributions

The Fund will distribute substantially all of the net investment income and net realized capital gains, if any, of the Fund to the Fund’s shareholders. All distributions are reinvested in the form of additional full and fractional shares unless you elect otherwise.

The Fund will declare and pay dividends from net investment income annually and pays them in the calendar year in which they are declared. Net realized capital gains (including net short-term capital gains), if any, will be distributed at least annually.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as

23

SENBANC FUND

otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 15%. You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non-qualified” foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as “buying into a dividend.”

24

SENBANC FUND

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. (To aid in computing your tax basis, you should retain your account statements for the periods during which you held shares.)

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include reportable interest or dividends on their return, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current withholding rate is 28%.

U.S. Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Fund will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains and, for distributions attributable to the Fund’s current taxable year ending on August 31, 2008, net short-term capital gains of the Fund. Tax may apply to such capital gain distributions, however, if the recipient’s investment in the Fund is connected to a trade or business of the recipient in the United States or if the recipient is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30%

25

SENBANC FUND

withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for the Funds’ taxable year ending on August 31, 2008, Fund distributions attributable to U.S.-source interest income of each Fund will be exempt from U.S. federal income tax for foreign investors, but they may need to file a federal income tax return to obtain a refund of any withholding taxes.

In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.

All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an Investment in the Fund.

State and Local Taxes. You may also be subject to state and local taxes on income from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Sunset of Tax Provisions. Some of the tax provisions described above are subject to sunset provisions. Specifically, a sunset provision provides that the 15% long-term capital gain rate and the taxation of dividends at the long-term capital gain rate will change after 2010.

More information about taxes is contained in the Statement of Additional Information.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

26

SENBANC FUND

FINANCIAL HIGHLIGHTS

The table below sets forth certain financial information for the periods indicated, including per share results for a single share of the Fund. The Fund began operations on July 8, 1999 as a series (the “Predecessor Fund”) of Hilliard Lyons Research Trust. After the close of business on August 31, 2005, the Predecessor Fund was reorganized as a new series of the Company. The returns shown below for periods prior to September 1, 2005 are for the Predecessor Fund. The term “Total investment return” indicates how much your investment would have increased or decreased during this period of time and assumes that you have reinvested all dividends and distributions. This information has been derived from the Fund’s financial statements audited by Deloitte & Touche LLP (“Deloitte & Touche”), the Fund’s independent registered public accounting firm. Deloitte & Touche’s report, along with the Fund’s financial statements, is included in the Fund’s annual report dated August 31, 2007, which is available, without charge, upon request and which is incorporated by reference into the Fund’s SAI.

	For the Fiscal Year Ended August 31, 2007	For the Fiscal Year Ended August 31, 2006	For the Period July 1, to August 31, 2005*		For the Fiscal Years Ended
					June 30, 2005	June 30, 2004	June 30, 2003

Net asset value:
Beginning of period	$16.57	$16.27	$16.13		$16.54	$14.86	$13.47

Net investment income (loss)	0.41	0.29	0.03		0.15	0.04	(0.01)
Net realized and unrealized gain on investments	(1.56)	0.44	0.11		0.78	2.59	2.05

Total from investment operations	(1.15)	0.73	0.14		0.93	2.63	2.04

Less distributions from:
Net investment income	(0.31)	(0.12)	—		(0.10)	(0.02)	(0.01)
Net realized gain on investments	(0.42)	(0.31)	—		(1.24)	(0.93)	(0.64)

Total distributions	(0.73)	(0.43)	—		(1.34)	(0.95)	(0.65)

Net asset value:
End of period	$14.69	$16.57	$16.27		$16.13	$16.54	$14.86

Total investment return (excludes sales charge)	(7.47)%	4.52%	0.87	%**	5.25%	17.84%	15.87%
RATIOS/SUPPLEMENTAL DATA
Ratio of operating expenses to average net assets, including waivers	1.53%	1.38%	1.43	%***	1.40%	1.25%	1.64%
Ratio of operating expenses to average net assets, excluding waivers	1.53%	1.38%	1.43	%***	1.40%	1.25%	1.64%
Ratio of net investment income (loss) to average net assets, including waivers	1.84%	1.53%	0.93	%***	0.91%	0.29%	(0.13)%
Ratio of net investment income (loss) to average net assets, excluding waivers	1.84%	1.53%	0.93	%***	0.91%	0.29%	(0.13)%
Portfolio turnover rate	9.74%	7.47%	0.94	%**	19.90%	51.01%	60.14%
Net assets, end of period (000’s omitted)	$111,119	$185,593	$230,250		$231,651	$217,494	$104,837

†	Calculated based on average shares outstanding.
*	As a result of a reorganization that was effective August 31, 2005, the Fund changed its fiscal year end from June 30 to August 31.
**	Not annualized.
***	Annualized.

27